UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number  File No. 811-08961

TIAA-CREF LIFE FUNDS

(Exact Name of Registrant as specified in charter)

730 Third Avenue, New York, New York 10017-3206

(Address of Principal Executive Offices) (Zip code)

John M. McCann, Esq.

TIAA-CREF Life Funds

8500 Andrew Carnegie Blvd.

Charlotte, North Carolina 28262-8500

(Name and address of agent for service)

Registrant’s telephone number, including area code: 704-595-1000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Item 1. Reports to Stockholders.

TIAA-CREF Life Funds	December 31, 2021

TIAA-CREF Life Funds

The annual report contains the audited financial statements.

Fund name	Ticker

Growth Equity Fund	TLGQX

Growth & Income Fund	TLGWX

Large-Cap Value Fund	TLLVX

Real Estate Securities Fund	TLRSX

Small-Cap Equity Fund	TLEQX

Social Choice Equity Fund	TLCHX

Stock Index Fund	TLSTX

International Equity Fund	TLINX

Core Bond Fund	TLBDX

Money Market Fund	TLMXX

Balanced Fund	TLBAX

Annual

Report

Understanding this report

This annual report contains information about the TIAA-CREF Life Funds and describes their results for the twelve months ended December 31, 2021. The report contains four main sections:

•	A market review from Brad Finkle, Principal Executive Officer and President of the TIAA-CREF Funds and TIAA-CREF Life Funds.
•	The fund performance section compares each fund’s investment returns with those of its benchmark index.
•	The summary portfolios of investments list the industries and types of securities in which each fund had investments as of December 31, 2021.
•	The financial statements provide detailed information about the operations and financial condition of each fund.

The views and opinions expressed in this report are through the end of the period, as stated on the cover of this report. They are subject to change at any time based on a variety of factors. As such, they are not guarantees of future performance or investment results and should not be taken as investment advice. To see the risks of investing in any fund, please read the latest prospectus.

The TIAA-CREF Life Funds serve as underlying investment vehicles for certain variable annuity and variable life insurance separate accounts. The returns of the funds shown in this review do not reflect the administrative expense and the mortality and expense risk charges of these separate accounts. Because of these additional deductions, the returns contractholders of these separate accounts will experience are lower, for the same periods, than the figures shown here. For more information on the performance of your variable annuity and variable life insurance separate accounts, please visit TIAA.org.

As always, you should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. For a prospectus that contains this and other important information, please visit our website at TIAA.org, or call 800-223-1200. We urge you to read the prospectus carefully before investing.

TIAA-CREF Life Funds  ◾  2021 Annual Report     3

Market review

Domestic and international developed stock markets produced solid gains in 2021 despite the ongoing global challenge of the COVID-19 pandemic. The U.S. economy grew strongly at the start of the period, but the pace of expansion decelerated in the summer months. Economies in the 19-nation euro area struggled at the beginning of the year but returned to growth as the period progressed. Most central banks around the world left accommodative monetary policies in place but monitored rising inflation. The U.S. Federal Reserve kept the federal funds target rate unchanged at 0.00%–0.25%. The European Central Bank also maintained its near-zero benchmark rates, while the Bank of England increased its benchmark rate from 0.10% to 0.25% in December 2021.

•	Returns for the eight TIAA-CREF Life Funds that invest primarily in stocks ranged from a gain of 10.8% for the International Equity Fund to an increase of 39.5% for the Real Estate Securities Fund.
•	The Balanced Fund rose 9.8% and the Core Bond Fund returned –1.0%.
•	Four of the TIAA-CREF Life Funds outperformed their respective benchmarks.

TIAA-CREF Life Funds performance review

For the twelve-month period, nine of the eleven TIAA-CREF Life Funds advanced and four exceeded their respective benchmarks. Overall, stocks outperformed bonds and U.S. equities outpaced foreign stocks.

The Real Estate Securities Fund gained 39.5% but trailed the FTSE Nareit All Equity REITs Index. The Large-Cap Value Fund returned 26.9% and outperformed its benchmark, the Russell 1000® Value Index. The Social Choice Equity Fund, which does not invest in certain stocks because of environmental, social and governance criteria, advanced 26.4% and outpaced the Russell 3000® Index. The Stock Index Fund rose 25.6% but modestly underperformed this same index.

The Growth & Income Fund gained 25.2% but trailed the S&P 500® Index. The Small-Cap Equity Fund advanced 24.8% and surpassed the Russell 2000® Index by a wide margin. The Growth Equity Fund returned 16.2% but lagged its benchmark, the Russell 1000® Growth Index. The International Equity Fund, which invests in developed foreign markets, rose 10.8% but trailed the MSCI EAFE® Index.

The Balanced Fund, which invests in both stock and bond funds, advanced 9.8% but underperformed its composite benchmark. The Core Bond Fund’s –1.0% return exceeded the performance of the Bloomberg U.S. Aggregate Bond Index. The Money Market Fund returned 0.0% and slightly lagged the iMoneyNet Money Fund Averages™—All Government. For more information regarding the performance of the TIAA-CREF Life Funds, please see the commentaries starting on page 10.

4      2021 Annual Report  ∎  TIAA-CREF Life Funds

Stocks advanced while bonds lost ground

For the twelve-month period, the domestic stock market, as measured by the Russell 3000 Index, rose 25.7%. Foreign equities, as represented by the MSCI EAFE Index, returned 11.3%. U.S. investment-grade fixed-rate bonds, as measured by the Bloomberg U.S. Aggregate Bond Index, returned –1.5%. Yields on all but the shortest maturity U.S. Treasury securities rose, generally sending bond prices lower (bond yields move in the opposite direction of prices).

Keeping long-term goals in mind

As we begin a third year living with the COVID-19 pandemic, it’s clear that we still haven’t reached the point of a full recovery. But the resiliency demonstrated by people and economies in the face of these challenges has been truly remarkable.

Brad Finkle

The U.S. economy has steadily expanded since the latter half of 2020, and global stock markets have prospered. But there were moments when continued growth appeared far from certain, and investors experienced periods of higher volatility along the way. Certainly, no one can predict the direction of financial markets in the future. But those unknowns, along with the inevitable periods of higher volatility, should not distract investors from their long-term investment goals. We believe a well-balanced and diversified portfolio of different asset classes can be a prudent strategy to help investors manage through the market’s ups and downs. Of course, diversification does not guarantee against market losses, and past performance cannot guarantee future results.

If you have questions or concerns about your investments, we recommend that you speak with your financial advisor or call a TIAA financial consultant. To learn more, visit us at TIAA.org or call 800-842-2252. We would be pleased to assist you.

Brad Finkle

Principal Executive Officer and President of the TIAA-CREF Funds and TIAA-CREF Life Funds

TIAA-CREF Life Funds  ◾  2021 Annual Report     5

Information for investors

Portfolio holdings

Securities and Exchange Commission (SEC) rules allow investment companies to list the top holdings of each fund in their annual and semiannual reports instead of providing complete portfolio listings. The TIAA-CREF Life Funds also file complete portfolio listings with the SEC, and they are available to the public.

You can obtain a complete list of the TIAA-CREF Life Funds’ holdings (Schedules of Investments) as of the most recently completed fiscal quarter in the following ways:

•	By visiting our website at TIAA.org; or
•	By calling us at 800-842-2252 to request a copy, which will be provided free of charge.

You can also obtain a complete list of the TIAA-CREF Life Funds’ portfolio holdings as of the most recently completed fiscal quarter, and for prior quarter-ends, from our SEC Form N-CSR and Form N-PORT or Form N-MFP (for money market products only) filings. Form N-CSR filings are as of December 31 or June 30; Form N-PORT or Form N-MFP filings are as of March 31 or September 30. Copies of these forms are available:

•	Through the Electronic Data Gathering and Retrieval System (EDGAR) on the SEC’s website at sec.gov; or
•	From the SEC’s Office of Investor Education and Advocacy. Call 202-551-8090 for more information.

Proxy voting

TIAA-CREF Life Funds’ ownership of stock gives it the right to vote on proxy issues of companies in which it invests. A description of our proxy voting policies and procedures can be found on our website at TIAA.org or on the SEC’s website at sec.gov. You can also call us at 800-223-1200 to request a free copy. A report of how the funds voted during the most recently completed twelve-month period ended June 30 can be found on our website or on Form N-PX at sec.gov.

Contacting TIAA

There are three easy ways to contact us: by email, using the Contact Us link under Get Help at the top of our home page; by mail at TIAA, 730 Third Avenue, New York, NY 10017-3206; or by phone at 800-223-1200.

Fund management

The TIAA-CREF Life Funds are managed by the portfolio management teams of Teachers Advisors, LLC. The members of these teams are responsible for the day-to-day investment management of the funds.

6      2021 Annual Report  ∎  TIAA-CREF Life Funds

About the funds’ benchmarks

Equity indexes

Broad market indexes

The Russell 3000® Index measures the performance of the stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization. The index measures the performance of about 98% of the total market capitalization of the publicly traded U.S. equity market.

The MSCI EAFE® Index measures the performance of the leading stocks in 21 developed-markets countries outside North America—in Europe, Australasia and the Far East.

Large-cap indexes

The S&P 500® Index is a market capitalization-weighted index of the stocks of 500 leading companies in major industries of the U.S. economy.

The Russell 1000® Growth Index is a subset of the Russell 1000 Index, which measures the performance of the stocks of the 1,000 largest companies in the Russell 3000 Index, based on market capitalization. The Russell 1000 Growth Index measures the performance of those stocks of the Russell 1000 Index with higher relative forecasted growth rates and price/book ratios.

The Russell 1000 Value Index is a subset of the Russell 1000 Index, which measures the performance of the stocks of the 1,000 largest companies in the Russell 3000 Index, based on market capitalization. The Russell 1000 Value Index measures the performance of those stocks of the Russell 1000 Index with lower relative forecasted growth rates and price/book ratios.

Small-cap index

The Russell 2000® Index measures the performance of the stocks of the 2,000 smallest companies in the Russell 3000 Index, based on market capitalization.

Specialty equity index

The FTSE Nareit All Equity REITs Index measures the performance of certain publicly traded real estate investment trusts in the United States that own, manage and lease investment-grade commercial real estate.

TIAA-CREF Life Funds  ◾  2021 Annual Report     7

About the funds’ benchmarks

Fixed-income index

The Bloomberg U.S. Aggregate Bond Index measures the performance of the domestic investment-grade fixed-rate bond market, including government and corporate securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities.

Multi-asset class indexes

Composite benchmark

The Balanced Fund Composite Index is a composite of three unmanaged benchmark indexes, each of which represents one of the three market sectors in which the underlying funds invest: domestic equity (Russell 3000 Index), international equity (MSCI EAFE Index), and fixed income (Bloomberg U.S. Aggregate Bond Index). The Fund’s composite benchmark combines those public indexes in proportions that reflect the Fund’s target market sector allocations.

Broad market index

The Morningstar Moderately Conservative Target Risk Index has a 40% global equity market exposure based on an asset allocation methodology from Ibbotson Associates, a Morningstar company. The returns of the Morningstar Moderately Conservative Target Risk Index reflect a multi-asset class exposure and similar risk profile as the Balanced Fund.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses. For additional details about the benchmark indexes, please read the funds’ latest prospectus.

London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2022. FTSE Russell is a trading name of certain of the LSE Group companies. “FTSE®,” “Russell®” and “FTSE Russell®” are trademarks of the relevant LSE Group companies and are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. This report is not approved, reviewed or produced by MSCI. S&P 500 is a registered trademark and service mark of Standard & Poor’s Financial Services, LLC, a division of S&P Global.

FTSE International Limited (“FTSE”) © FTSE 2022. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. Nareit® is a trademark of the National Association of Real Estate Investment Trusts (“Nareit”). All intellectual property rights in the Index vest in FTSE and Nareit. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

8      2021 Annual Report  ∎  TIAA-CREF Life Funds

Important information about expenses

All shareholders of the TIAA-CREF Life Funds incur ongoing costs, including management fees and other fund expenses.

The TIAA-CREF Life Funds are the underlying investment vehicles for certain variable life insurance and variable annuity contracts issued by TIAA-CREF Life Insurance Company. These contracts have additional administrative expense fees and mortality and expense risk charges. Because of these additional deductions, the costs to investors will be higher than the figures shown in the expense examples. Information about these additional charges can be found in the product prospectuses.

The expense examples that appear in this report are intended to help you understand your ongoing costs only (in U.S. dollars) and do not reflect transactional costs. The examples are designed to help you compare these ongoing costs with the ongoing costs of investing in other mutual funds. Shareholders of the TIAA-CREF Life Funds do not incur a sales charge for purchases, reinvested dividends or other distributions.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2021–December 31, 2021).

Actual expenses

The first line in each table uses the Fund’s actual expenses and its actual rate of return. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the six-month period.

Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses paid during period” to estimate the expenses you paid during the six-month period. Some funds have a contractual fee reimbursement. Had these not been in effect, fund expenses would have been higher.

Hypothetical example for comparison purposes

The second line in each table shows hypothetical account values and expenses based on the Fund’s actual expense ratio for the six-month period and an assumed 5%-per-year rate of return before expenses. This was not the Fund’s actual return.

This hypothetical example cannot be used to estimate the actual expenses you paid for the period, but rather allows you to compare the ongoing costs of investing in the Fund with the costs of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

TIAA-CREF Life Funds  ◾  2021 Annual Report     9

Growth Equity Fund

Performance for the twelve months ended December 31, 2021

The Growth Equity Fund returned 16.16% for the year, compared with the 27.60% return of its benchmark, the Russell 1000®Growth Index.

The U.S. economy grew at a solid pace during the period, despite ongoing supply-chain bottlenecks and the impact of new COVID-19 variants. The unemployment rate fell from 6.3% in January 2021 to 3.9% in December. Core inflation, which includes all items except food and energy, rose 5.5% over the twelve months ended December 31, 2021. The Federal Reserve held the federal funds target rate unchanged at 0.00%–0.25%. In November, however, the Fed began reducing the pace of its bond-buying program, which was designed to support the economy and credit markets, and indicated it would continue tapering into 2022. Crude oil prices rose sharply over the twelve months.

The broad U.S. stock market, as measured by the Russell 3000®Index, advanced 25.66% for the period. Large-cap stocks surpassed smaller shares, while mid- and small-cap value equities had the best performance overall. (Returns by investment style and capitalization size are based on the Russell indexes.)

Fund posted a double-digit gain but lagged its benchmark

All eleven industry sectors in the Russell 1000 Growth Index generated significant gains for the twelve months. Energy (up 53.9%) was the best-performing sector, driven by the steep increase in oil prices. Information technology (up 33.3%)—the benchmark’s largest sector—contributed more than one-half of the index’s return. The next-largest contributors were communication services (up 31.4%) and consumer discretionary (up 18.4%). Together, these four sectors represented nearly three-quarters of the benchmark’s total market capitalization on December 31, 2021. Utilities (up 13.4%) and industrials (up

16.2%) were the worst-performing sectors.

The Fund underperformed its benchmark for the year as certain stock selections did not perform as expected. The largest detractors were an overweight position in exercise equipment company Peloton Interactive, which cut its annual revenue forecast, and an underweight position in Microsoft, which experienced strong growth in its cloud-computing business. The next-largest detractor was an overweight position in credit card issuer Visa.

Conversely, a lack of exposure to credit card issuer Mastercard was the top contributor to relative performance. Mastercard was hurt by the pandemic-driven slowdown in international travel, which reduced the company’s cross-border transaction volumes. The next-largest contributors were an overweight position in semiconductor supplier Marvell Technology and an out-of-benchmark investment in special purpose acquisition company Churchill Capital Corporation IV.

10      2021 Annual Report  ∎  TIAA-CREF Life Funds

Growth Equity Fund

Performance as of December 31, 2021

		Total return	Average annual total return		Annual operating expenses*

	Inception date	1 year	5 years	10 years	gross	net
Growth Equity Fund	4/3/00	16.16%	24.03%	19.23%	0.54%	0.52%
Russell 1000® Growth Index	—	27.60	25.32	19.79	—	—

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

Total returns for the shares of the Fund do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the Fund would have been lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*

The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least April 30, 2022, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.

Ending amounts are as of December 31, 2021. For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period.

TIAA-CREF Life Funds  ◾  2021 Annual Report     11

Growth Equity Fund

Expense example

Six months ended December 31, 2021

Growth Equity Fund	Beginning account value (7/1/21)	Ending account value (12/31/21)	Expenses paid during period* (7/1/21–12/31/21)
Actual return	$1,000.00	$1,021.98	$2.70
5% annual hypothetical return	1,000.00	1,022.53	2.70

*

“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half- year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended December 31, 2021. The Fund’s annualized six-month expense ratio for that period was 0.53%. The expense charges of the Fund may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the Fund would be higher and its performance lower.

For more information about this expense example, please see page 9.

Fund profile

as of 12/31/2021
Net assets	$177.07 million
Portfolio turnover rate	56%
Number of holdings	91
Weighted median market capitalization	$233.55 billion
Price/earnings ratio (weighted 12-month trailing average)†	47.4

†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

Holdings by company size

Market capitalization	% of equity investments as of 12/31/2021
More than $50 billion	83.6
More than $15 billion–$50 billion	13.7
More than $2 billion–$15 billion	2.5
$2 billion or less	0.2
Total	100.0

Portfolio composition

Sector	% of net assets as of 12/31/2021
Information technology	40.4
Consumer discretionary	20.2
Communication services	14.4
Health care	9.8
Industrials	7.9
Consumer staples	3.6
Financials	3.0
Materials	0.5
Short-term investments, other assets & liabilities, net	0.2
Total	100.0

12      2021 Annual Report  ∎  TIAA-CREF Life Funds

Growth & Income Fund

Performance for the twelve months ended December 31, 2021

The Growth & Income Fund returned 25.17% for the year, compared with the 28.71% return of its benchmark, the S&P 500® Index.

The U.S. economy grew at a solid pace during the period, despite ongoing supply-chain bottlenecks and the impact of new COVID-19 variants. The unemployment rate fell from 6.3% in January 2021 to 3.9% in December. Core inflation, which includes all items except food and energy, rose 5.5% over the twelve months ended December 31, 2021. The Federal Reserve held the federal funds target rate unchanged at 0.00%–0.25%. In November, however, the Fed began reducing the pace of its bond-buying program, which was designed to support the economy and credit markets, and indicated it would continue tapering into 2022. Crude oil prices rose sharply over the twelve months.

The S&P 500 Index, a market capitalization-weighted index of the stocks of 500 leading companies in major industries of the U.S. economy, outpaced the 25.66% gain of the Russell 3000® Index, a broad measure of the U.S. stock market.

Fund posted a substantial gain but trailed its benchmark

All eleven industry sectors in the S&P 500 Index posted double-digit gains for the twelve months. Energy (up 54.6%) and real estate (up 46.2%) delivered the strongest returns, followed by financials (up 35.0%) and information technology (up 34.5%)—the benchmark’s largest component. Together, these four sectors represented more than 45.0% of the benchmark’s total market capitalization on December 31, 2021. The worst performer was utilities (up 17.7%).

The Fund produced a significant gain but underperformed its benchmark for the year as certain stock selections did not perform as anticipated. The biggest detractor was an out-of-benchmark position in e-commerce firm Coupang, which reported record sales but also higher costs related to COVID-19 labor shortages, a distribution center fire and rising competition. Next were an underweight position in electric car maker Tesla, which benefited from better-than-expected sales, and an out-of-benchmark position in Acadia Pharmaceuticals, whose leading drug experienced a regulatory setback.

The top contributors to relative performance were not owning index components Visa and Johnson & Johnson and an overweight position in fertilizer producer CF Industries Holdings. Credit card issuer Visa was hurt by COVID-19 spending pressure, increased incentives due to rising competition and news that Amazon.com was considering replacing the company as a partner on its U.S. credit cards. Johnson & Johnson underperformed as COVID-19 pressured overall drug sales for the industry. CF Industries, which distributes nitrogen and phosphate fertilizer products globally, benefited from strong pricing and demand.

TIAA-CREF Life Funds  ◾  2021 Annual Report     13

Growth & Income Fund

Performance as of December 31, 2021

		Total return	Average annual total return		Annual operating expenses*

	Inception date	1 year	5 years	10 years	gross	net
Growth & Income Fund	4/3/00	25.17%	17.65%	15.96%	0.54%	0.52%
S&P 500® Index	—	28.71	18.47	16.55	—	—

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

Total returns for the shares of the Fund do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the Fund would have been lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*

The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least April 30, 2022, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.

Ending amounts are as of December 31, 2021. For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period.

14      2021 Annual Report  ∎  TIAA-CREF Life Funds

Growth & Income Fund

Expense example

Six months ended December 31, 2021

Growth & Income Fund	Beginning account value (7/1/21)	Ending account value (12/31/21)	Expenses paid during period* (7/1/21–12/31/21)
Actual return	$1,000.00	$1,095.56	$2.75
5% annual hypothetical return	1,000.00	1,022.58	2.65

*

“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half- year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended December 31, 2021. The Fund’s annualized six-month expense ratio for that period was 0.52%. The expense charges of the Fund may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the Fund would be higher and its performance lower.

For more information about this expense example, please see page 9.

Fund profile

as of 12/31/2021
Net assets	$210.65 million
Portfolio turnover rate	63%
Number of holdings	172
Weighted median market capitalization	$182.99 billion
Price/earnings ratio (weighted 12-month trailing average)†	29.0

†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

Holdings by company size

Market capitalization	% of equity investments as of 12/31/2021
More than $50 billion	74.8
More than $15 billion–$50 billion	15.7
More than $2 billion–$15 billion	8.9
$2 billion or less	0.6
Total	100.0

Portfolio composition

Sector	% of net assets as of 12/31/2021
Information technology	28.6
Health care	13.9
Consumer discretionary	12.1
Financials	10.2
Industrials	10.2
Communication services	9.5
Consumer staples	5.9
Materials	4.8
Energy	2.3
Real estate	1.4
Utilities	1.1
Total	100.0

TIAA-CREF Life Funds  ◾  2021 Annual Report     15

Large-Cap Value Fund

Performance for the twelve months ended December 31, 2021

The Large-Cap Value Fund returned 26.85% for the year, compared with the 25.16% return of its benchmark, the Russell 1000® Value Index.

The U.S. economy grew at a solid pace during the period, despite ongoing supply-chain bottlenecks and the impact of new COVID-19 variants. The unemployment rate fell from 6.3% in January 2021 to 3.9% in December. Core inflation, which includes all items except food and energy, rose 5.5% over the twelve months ended December 31, 2021. The Federal Reserve held the federal funds target rate unchanged at 0.00%–0.25%. In November, however, the Fed began reducing the pace of its bond-buying program, which was designed to support the economy and credit markets, and indicated it would continue tapering into 2022. Crude oil prices rose sharply over the twelve months.

The broad U.S. stock market, as measured by the Russell 3000® Index, advanced 25.66% for the period. Large-cap stocks surpassed smaller shares, while mid- and small-cap value equities had the best performance overall. (Returns by investment style and capitalization size are based on the Russell indexes.)

Fund posted a strong gain and outperformed its benchmark

All eleven industry sectors in the Russell 1000 Value Index registered positive returns for the twelve months. Energy (up 55.7%) and real estate (up 43.7%) were the best-performing sectors. The top contributors to the index’s return were financials (up 35.9%) and health care (up 24.4%), its two largest components. Together, these four sectors accounted for more than 45.0% of the benchmark’s total market capitalization on December 31, 2021. The weakest sectors were communication services (up 0.9%) and consumer staples (up 16.9%).

The Fund outperformed its benchmark for the year due to a number of successful stock choices. The top contributor to relative performance was an out-of-benchmark position in Applied Materials. This semiconductor manufacturing equipment company faced robust demand due to a global shortage of semiconductors. The next-largest contributors were an overweight position in Bank of America, which announced strong profit growth, and an out-of-benchmark investment in Microsoft, which benefited from the shift toward remote work.

The largest detractor was an overweight position in medical device maker Zimmer Biomet Holdings, which was hurt by a decline in elective medical procedures as hospitals focused on COVID-19 cases. Next were overweight positions in communications provider Comcast, which experienced a slowdown in subscriber growth, and diversified manufacturer Honeywell International, which reported that supply-chain disruptions were dampening sales.

16      2021 Annual Report  ∎  TIAA-CREF Life Funds

Large-Cap Value Fund

Performance as of December 31, 2021

		Total return	Average annual total return		Annual operating expenses*

	Inception date	1 year	5 years	10 years	gross	net
Large-Cap Value Fund	10/28/02	26.85%	10.37%	12.50%	0.61%	0.52%
Russell 1000® Value Index	—	25.16	11.16	12.97	—	—

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

Total returns for the shares of the Fund do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the Fund would have been lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*

The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least April 30, 2022, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.

Ending amounts are as of December 31, 2021. For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period.

TIAA-CREF Life Funds  ◾  2021 Annual Report     17

Large-Cap Value Fund

Expense example

Six months ended December 31, 2021

Large-Cap Value Fund	Beginning account value (7/1/21)	Ending account value (12/31/21)	Expenses paid during period* (7/1/21–12/31/21)
Actual return	$1,000.00	$1,080.79	$2.73
5% annual hypothetical return	1,000.00	1,022.58	2.65

*

“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half- year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended December 31, 2021. The Fund’s annualized six-month expense ratio for that period was 0.52%. The expense charges of the Fund may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the Fund would be higher and its performance lower.

For more information about this expense example, please see page 9.

Fund profile

as of 12/31/2021
Net assets	$91.79 million
Portfolio turnover rate	27%
Number of holdings	85
Weighted median market capitalization	$131.70 billion
Price/earnings ratio (weighted 12-month trailing average)†	19.0

†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

Holdings by company size

Market capitalization	% of equity investments as of 12/31/2021
More than $50 billion	81.9
More than $15 billion–$50 billion	16.0
More than $2 billion–$15 billion	2.1
Total	100.0

Portfolio composition

Sector	% of net assets as of 12/31/2021
Financials	23.1
Health care	16.9
Industrials	14.8
Information technology	13.3
Communication services	8.2
Consumer discretionary	6.2
Materials	4.9
Energy	4.9
Consumer staples	3.3
Utilities	2.7
Real estate	1.4
Short-term investments, other assets & liabilities, net	0.3
Total	100.0

18      2021 Annual Report  ∎  TIAA-CREF Life Funds

Real Estate Securities Fund

Performance for the twelve months ended December 31, 2021

The Real Estate Securities Fund returned 39.53% for the year, compared with the 41.30% return of its benchmark, the FTSE Nareit All Equity REITs Index.

The U.S. economy grew at a solid pace during the period, despite ongoing supply-chain bottlenecks and the impact of new COVID-19 variants. The unemployment rate fell from 6.3% in January 2021 to 3.9% in December. Core inflation, which includes all items except food and energy, rose 5.5% over the twelve months ended December 31, 2021. The Federal Reserve held the federal funds target rate unchanged at 0.00%–0.25%. In November, however, the Fed began reducing the pace of its bond-buying program, which was designed to support the economy and credit markets, and indicated it would continue tapering into 2022. Yields on U.S. Treasury securities rose for all but one- to three-month maturities, with intermediate-term bond yields having the largest increases (bond yields move in the opposite direction of prices).

For the period, the FTSE Nareit All Equity REITs Index surpassed both the 25.66% return of the broad U.S. stock market, as measured by the Russell 3000® Index, and the–1.54% return of the broad U.S. investment-grade fixed-rate bond market, as represented by the Bloomberg U.S. Aggregate Bond Index.

Fund advanced substantially but trailed its benchmark

Among the benchmark’s 16 property sectors and subsectors, all returns were positive for the period. The largest gains were seen in the regional malls (up 88.2%), self-storage (up 66.1%) and shopping centers (up 64.0%) sectors. The worst-performing sector was health care (up 12.4%).

The Fund generated a strong return but underperformed its benchmark for the year as certain stock selections did not perform as anticipated. Out-of-benchmark allocations to technology services company GDS Holdings and resort and casino firms Las Vegas Sands and Wynn Resorts detracted most from the Fund’s relative performance as all three posted losses.

On the positive side, these negative effects were partly offset by overweight positions in retail REIT Simon Property Group and industrial REIT Rexford Industrial Realty, both of which delivered double-digit gains for the period. Not owning poorly performing diversified REIT Americold Realty Trust also benefited the Fund’s performance versus its benchmark.

TIAA-CREF Life Funds  ◾  2021 Annual Report     19

Real Estate Securities Fund

Performance as of December 31, 2021

		Total return	Average annual total return		Annual operating expenses*

	Inception date	1 year	5 years	10 years	gross	net
Real Estate Securities Fund	10/28/02	39.53%	14.83%	13.01%	0.62%	0.57%
FTSE Nareit All Equity REITs Index	—	41.30	12.46	12.22	—	—

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

Total returns for the shares of the Fund do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the Fund would have been lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*

The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least April 30, 2022, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.

Ending amounts are as of December 31, 2021. For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period.

20      2021 Annual Report  ∎  TIAA-CREF Life Funds

Real Estate Securities Fund

Expense example

Six months ended December 31, 2021

Real Estate Securities Fund	Beginning account value (7/1/21)	Ending account value (12/31/21)	Expenses paid during period* (7/1/21–12/31/21)
Actual return	$1,000.00	$1,152.54	$3.09
5% annual hypothetical return	1,000.00	1,022.33	2.91

*

“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended December 31, 2021. The Fund’s annualized six-month expense ratio for that period was 0.57%. The expense charges of the Fund may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the Fund would be higher and its performance lower.

For more information about this expense example, please see page 9.

Fund profile

as of 12/31/2021
Net assets	$108.17 million
Portfolio turnover rate	38%
Number of holdings	61
Weighted median market capitalization	$26.24 billion
Price/earnings ratio (weighted 12-month trailing average)†	49.4

†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

Holdings by company size

Market capitalization	% of equity investments as of 12/31/2021
More than $50 billion	31.5
More than $15 billion–$50 billion	41.2
More than $2 billion–$15 billion	25.9
$2 billion or less	1.4
Total	100.0

Portfolio composition

Sector	% of net assets as of 12/31/2021
Specialized REITs	27.5
Residential REITs	26.5
Retail REITs	14.6
Industrial REITs	13.8
Office REITs	6.0
Health care REITs	5.7
Internet services & infrastructure	1.9
Hotel & resort REITs	1.4
Diversified REITs	1.0
Real estate operating companies	0.8
Short-term investments, other assets & liabilities, net	0.8
Total	100.0

TIAA-CREF Life Funds  ◾  2021 Annual Report     21

Small-Cap Equity Fund

Performance for the twelve months ended December 31, 2021

The Small-Cap Equity Fund returned 24.76% for the year, compared with the 14.82% return of its benchmark, the Russell 2000® Index.

The U.S. economy grew at a solid pace during the period, despite ongoing supply-chain bottlenecks and the impact of new COVID-19 variants. The unemployment rate fell from 6.3% in January 2021 to 3.9% in December. Core inflation, which includes all items except food and energy, rose 5.5% over the twelve months ended December 31, 2021. The Federal Reserve held the federal funds target rate unchanged at 0.00%–0.25%. In November, however, the Fed began reducing the pace of its bond-buying program, which was designed to support the economy and credit markets, and indicated it would continue tapering into 2022. Crude oil prices rose sharply over the twelve months.

The broad U.S. stock market, as measured by the Russell 3000® Index, advanced 25.66% for the period. Large-cap stocks surpassed smaller shares, while mid- and small-cap value equities had the best performance overall. (Returns by investment style and capitalization size are based on the Russell indexes.)

Fund posted a sizeable gain and outperformed its benchmark

Ten of the eleven industry sectors in the Russell 2000 Index advanced for the twelve months. Energy (up 67.7%) led the way, driven by the surge in oil prices. The top contributor to the index’s return was financials (up 28.1%), which advanced as rising bond yields boosted banks’ profitability. The next-largest contributors were consumer discretionary (up 27.2%) and industrials (up 24.5%). Together, these four sectors accounted for more than 45.0% of the benchmark’s total market capitalization on December 31, 2021. Health care (down 16.9%)–the index’s largest sector–was the worst performer, followed by utilities (up 10.7%).

The Fund significantly outperformed its benchmark for the year due to numerous successful stock selections. The top contributors to relative performance were overweight positions in biopharmaceutical firm Cassava Sciences, which released promising clinical data on its leading drug candidate, and publisher Houghton Mifflin Harcourt, which benefited from a return to in-person learning. The next-largest contributor was an overweight position in Comfort Systems USA, a provider of mechanical and electrical services.

Conversely, the largest detractors were the exclusion of retailer GameStop and an underweight position in AMC Entertainment Holdings. Both stocks shot up primarily due to social media-driven buying. Next was a lack of exposure to Synaptics, a semiconductor design firm that reported improving profit margins.

22      2021 Annual Report  ∎  TIAA-CREF Life Funds

Small-Cap Equity Fund

Performance as of December 31, 2021

		Total return	Average annual total return		Annual operating expenses*

	Inception date	1 year	5 years	10 years	gross	net
Small-Cap Equity Fund	10/28/02	24.76%	11.96%	13.63%	0.69%	0.53%
Russell 2000® Index	—	14.82	12.02	13.23	—	—

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

Total returns for the shares of the Fund do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the Fund would have been lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*

The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least April 30, 2022, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.

Ending amounts are as of December 31, 2021. For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period.

TIAA-CREF Life Funds  ◾  2021 Annual Report     23

Small-Cap Equity Fund

Expense example

Six months ended December 31, 2021

Small-Cap Equity Fund	Beginning account value (7/1/21)	Ending account value (12/31/21)	Expenses paid during period* (7/1/21–12/31/21)
Actual return	$1,000.00	$1,019.87	$2.70
5% annual hypothetical return	1,000.00	1,022.53	2.70

*

“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended December 31, 2021. The Fund’s annualized six-month expense ratio for that period was 0.53%. The expense charges of the Fund may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the Fund would be higher and its performance lower.

For more information about this expense example, please see page 9.

Fund profile

as of 12/31/2021
Net assets	$74.96 million
Portfolio turnover rate	78%
Number of holdings	435
Weighted median market capitalization	$3.04 billion
Price/earnings ratio (weighted 12-month trailing average)†	26.5

†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

Holdings by company size

Market capitalization	% of equity investments as of 12/31/2021
More than $15 billion–$50 billion	0.2
More than $2 billion–$15 billion	71.2
$2 billion or less	28.6
Total	100.0

Portfolio composition

Sector	% of net assets as of 12/31/2021
Health care	17.0
Industrials	15.8
Financials	14.4
Information technology	13.2
Consumer discretionary	9.6
Real estate	7.8
Energy	4.5
Materials	4.5
Consumer staples	3.8
Communication services	3.6
Utilities	3.1
Short-term investments, other assets & liabilities, net	2.7
Total	100.0

24      2021 Annual Report  ∎  TIAA-CREF Life Funds

Social Choice Equity Fund

Performance for the twelve months ended December 31, 2021

The Social Choice Equity Fund returned 26.35% for the year, compared with the 25.66% return of its benchmark, the Russell 3000® Index. The Fund utilizes environmental, social and governance (ESG) criteria, while the benchmark does not.

Because of its ESG criteria, the Fund did not invest in a number of stocks that were included in the Russell 3000 Index. Avoiding these companies produced mixed results, but the net effect was that the Fund outperformed its benchmark for the year.

The Fund’s performance, relative to its benchmark, was helped most by excluding Amazon.com, credit card issuer Visa and AT&T. Amazon’s costs increased due to labor shortages and supply-chain problems, while a pandemic-driven slowdown in international travel hurt Visa. AT&T announced plans to cut its dividend, and heightened competition in the telecom industry clouded the company’s growth outlook.

Conversely, excluding drug maker Pfizer, Exxon Mobil and Bank of America was detrimental. Pfizer experienced robust sales of its COVID-19 vaccine, while Exxon Mobil reported its strongest quarterly profits since the start of the pandemic and said it would resume its share buyback program. Bank of America’s earnings soared, in part due to rising bond yields.

Fund posted a strong gain and outperformed its benchmark

To compensate for the Fund’s exclusion of some stocks within the Russell 3000 Index, the Fund’s managers use quantitative (mathematical) modeling and other techniques in an attempt to match the overall investment characteristics of the portfolio with those of its index and to manage risk.

Among the stocks the Fund held, the top contributors to relative performance were overweight positions in semiconductor companies NVIDIA and Applied Materials, as well as software supplier Intuit. NVIDIA reported record sales of its products used to power video games. Applied Materials benefited from robust customer demand amid a global shortage of semiconductors. Intuit announced the largest acquisition in its history, a purchase aimed at expanding its service offering for small businesses.

Not all Fund holdings helped relative performance. The largest detractors were an underweight position in Apple and overweight positions in PayPal Holdings and video game company Activision Blizzard. Apple reported strong growth in iPhone and iPad revenues. PayPal faced increased competition, and investors questioned the strategic rationale of an acquisition the company was considering. Activision Blizzard delayed the release of new installments for two hit game franchises.

TIAA-CREF Life Funds  ◾  2021 Annual Report     25

Social Choice Equity Fund

Performance as of December 31, 2021

		Total return	Average annual total return		Annual operating expenses*

	Inception date	1 year	5 years	10 years	gross	net
Social Choice Equity Fund	4/3/00	26.35%	17.97%	15.64%	0.30%	0.22%
Russell 3000® Index	—	25.66	17.97	16.30	—	—

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

Total returns for the shares of the Fund do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the Fund would have been lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*

The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least April 30, 2022, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.

Ending amounts are as of December 31, 2021. For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period.

26      2021 Annual Report  ∎  TIAA-CREF Life Funds

Social Choice Equity Fund

Expense example

Six months ended December 31, 2021

Social Choice Equity Fund	Beginning account value (7/1/21)	Ending account value (12/31/21)	Expenses paid during period* (7/1/21–12/31/21)
Actual return	$1,000.00	$1,090.10	$1.16
5% annual hypothetical return	1,000.00	1,024.10	1.12

*

“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended December 31, 2021. The Fund’s annualized six-month expense ratio for that period was 0.22%. The expense charges of the Fund may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the Fund would be higher and its performance lower.

For more information about this expense example, please see page 9.

Fund profile

as of 12/31/2021
Net assets	$102.13 million
Portfolio turnover rate	31%
Number of holdings	517
Weighted median market capitalization	$91.05 billion
Price/earnings ratio (weighted 12-month trailing average)†	27.3

†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

Holdings by company size

Market capitalization	% of equity investments as of 12/31/2021
More than $50 billion	66.3
More than $15 billion–$50 billion	23.9
More than $2 billion–$15 billion	8.5
$2 billion or less	1.3
Total	100.0

Portfolio composition

Sector	% of net assets as of 12/31/2021
Information technology	28.5
Health care	14.0
Financials	12.9
Consumer discretionary	10.9
Industrials	9.5
Communication services	6.9
Consumer staples	5.7
Real estate	3.2
Utilities	2.7
Energy	2.6
Materials	2.3
Short-term investments, other assets & liabilities, net	0.8
Total	100.0

TIAA-CREF Life Funds  ◾  2021 Annual Report     27

Stock Index Fund

Performance for the twelve months ended December 31, 2021

The Stock Index Fund returned 25.63% for the year, compared with the 25.66% return of its benchmark, the Russell 3000® Index.

For the twelve-month period, the Fund’s return slightly underperformed that of its benchmark index due to the effect of expenses. The Fund’s return includes a deduction for expenses, while the benchmark’s does not. The Fund had a risk profile similar to that of its benchmark.

The U.S. economy grew at a solid pace during the period, despite ongoing supply-chain bottlenecks and the impact of new COVID-19 variants. The unemployment rate fell from 6.3% in January 2021 to 3.9% in December. Core inflation, which includes all items except food and energy, rose 5.5% over the twelve months ended December 31, 2021. The Federal Reserve held the federal funds target rate unchanged at 0.00%–0.25%. In November, however, the Fed began reducing the pace of its bond-buying program, which was designed to support the economy and credit markets, and indicated it would continue tapering into 2022. Crude oil prices rose sharply over the twelve months.

The broad U.S. stock market, as measured by the Russell 3000 Index, advanced 25.66% for the period. Large-cap stocks surpassed smaller shares, while mid- and small-cap value equities had the best performance overall. (Returns by investment style and capitalization size are based on the Russell indexes.)

All benchmark sectors posted double-digit gains

All eleven industry sectors in the Russell 3000 Index delivered substantial gains for the twelve months. Energy (up 56.1%) produced the strongest return, helped by rising oil prices. Information technology (up 29.9%)—the benchmark’s largest sector—was the top contributor to the index’s return. The next-largest contributors were financials (up 34.8%) and consumer discretionary (up 22.4%). Together, these four sectors represented over one-half of the benchmark’s total market capitalization on December 31, 2021. The worst performer was utilities (up 17.1%), a defensive sector that tends to lag when the economy is strong, followed by communication services (up 17.9%).

For the twelve-month period, four of the five largest stocks in the Russell 3000 Index generated impressive gains that surpassed the overall return of the benchmark. Alphabet (the parent company of Google) performed best amid robust growth in spending on digital advertising. Next came Microsoft, which benefited from strong demand for its cloud-computing services. Electric car maker Tesla and Apple also outperformed, while Amazon.com advanced modestly but trailed the benchmark. Amazon was hurt by rising labor and shipping costs.

28      2021 Annual Report  ∎  TIAA-CREF Life Funds

Stock Index Fund

Performance as of December 31, 2021

		Total return	Average annual total return		Annual operating expenses*

	Inception date	1 year	5 years	10 years	gross	net
Stock Index Fund	1/4/99	25.63%	17.87%	16.22%	0.09%	0.09%
Russell 3000® Index	—	25.66	17.97	16.30	—	—

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

Total returns for the shares of the Fund do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the Fund would have been lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*

The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least April 30, 2022, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.

Ending amounts are as of December 31, 2021. For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period.

TIAA-CREF Life Funds  ◾  2021 Annual Report     29

Stock Index Fund

Expense example

Six months ended December 31, 2021

Stock Index Fund	Beginning account value (7/1/21)	Ending account value (12/31/21)	Expenses paid during period* (7/1/21–12/31/21)
Actual return	$1,000.00	$1,091.82	$0.42
5% annual hypothetical return	1,000.00	1,024.80	0.41

*

“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended December 31, 2021. The Fund’s annualized six-month expense ratio for that period was 0.08%. The expense charges of the Fund may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the Fund would be higher and its performance lower.

For more information about this expense example, please see page 9.

Fund profile

as of 12/31/2021
Net assets	$833.43 million
Portfolio turnover rate	3%
Number of holdings	2,982
Weighted median market capitalization	$139.18 billion
Price/earnings ratio (weighted 12-month trailing average)†	28.5

†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

Holdings by company size

Market capitalization	% of equity investments as of 12/31/2021
More than $50 billion	68.5
More than $15 billion–$50 billion	17.7
More than $2 billion–$15 billion	12.0
$2 billion or less	1.8
Total	100.0

Portfolio composition

Sector	% of net assets as of 12/31/2021
Information technology	28.1
Health care	13.3
Consumer discretionary	12.3
Financials	11.2
Communication services	9.1
Industrials	8.8
Consumer staples	5.4
Real estate	3.5
Energy	2.6
Utilities	2.4
Materials	2.4
Short-term investments, other assets & liabilities, net	0.9
Total	100.0

30      2021 Annual Report  ∎  TIAA-CREF Life Funds

International Equity Fund

Performance for the twelve months ended December 31, 2021

The International Equity Fund returned 10.84% for the year, compared with the 11.26% return of its benchmark, the MSCI EAFE® Index.

International developed-markets stocks posted double-digit gains for the period, while emerging-markets equities declined. China’s economy grew at a rapid year-over-year pace in the first quarter, though expansion decelerated as the year progressed. Economies in the 19-nation euro area grew at a moderate pace during the period. Central banks around the world maintained accommodative monetary policies but grew increasingly cautious about rising inflation. The U.S. Federal Reserve maintained the federal funds target rate at 0.00%–0.25% throughout the period, and the European Central Bank left its benchmark rates unchanged at near-zero levels. The Bank of England increased its benchmark interest rate from 0.10% to 0.25% in December 2021.

Within the MSCI EAFE Index, which includes 21 developed nations outside North America, 19 country components produced gains in U.S.-dollar terms for the twelve months. Returns for nearly all country components were higher in local-currency terms.

Fund posted a solid gain but trailed its benchmark

The Fund generated a strong return but underperformed its benchmark for the year as certain stock selections did not perform as anticipated. An out-of-benchmark holding in British e-commerce company THG detracted most, followed by overweight positions in Japanese pharmaceutical company Daiichi Sankyo and Japanese game maker Nintendo. THG experienced a wave of selling amid a lack of investor confidence, while Daiichi Sankyo and Nintendo saw profit declines.

Conversely, overweight positions in Dutch financial firm ING Groep and semiconductor company ASML Holding contributed substantially, as both delivered strong gains. An out-of-benchmark holding in Russian online financial services provider TCS Group Holding also benefited the Fund’s performance.

The Fund’s returns may sometimes diverge from the returns of its benchmark more than would be expected. This divergence may be the result of the Fund’s fair value pricing adjustments or of the timing of foreign currency valuations. Many foreign exchanges close for trading before the Fund’s net asset value (NAV) is calculated (see the Fund’s current prospectus for more details on NAV calculations). In the intervening hours, the values of foreign securities can change, and these changes are not reflected immediately in the returns of the Fund’s benchmark. These changes are, however, taken into account to value the Fund’s portfolio holdings at the time the Fund’s NAV is calculated; these are known as fair value pricing adjustments.

TIAA-CREF Life Funds  ◾  2021 Annual Report     31

International Equity Fund

Performance as of December 31, 2021

		Total return	Average annual total return		Annual operating expenses*

	Inception date	1 year	5 years	10 years	gross	net
International Equity Fund	4/3/00	10.84%	9.84%	9.16%	0.64%	0.60%
MSCI EAFE® Index	—	11.26	9.55	8.03	—	—

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

Total returns for the shares of the Fund do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the Fund would have been lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*

The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least April 30, 2022, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.

Ending amounts are as of December 31, 2021. For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period.

32      2021 Annual Report  ∎  TIAA-CREF Life Funds

International Equity Fund

Expense example

Six months ended December 31, 2021

International Equity Fund	Beginning account value (7/1/21)	Ending account value (12/31/21)	Expenses paid during period* (7/1/21–12/31/21)
Actual return	$1,000.00	$1,014.87	$3.05
5% annual hypothetical return	1,000.00	1,022.18	3.06

*

“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended December 31, 2021. The Fund’s annualized six-month expense ratio for that period was 0.60%. The expense charges of the Fund may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the Fund would be higher and its performance lower.

For more information about this expense example, please see page 9.

Fund profile

as of 12/31/2021
Net assets	$143.49 million
Portfolio turnover rate	22%
Number of holdings	74
Weighted median market capitalization	$79.67 billion
Price/earnings ratio (weighted 12-month trailing average)†	18.9

†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

Holdings by country

% of portfolio investments as of 12/31/2021
Japan	20.4
France	15.5
United Kingdom	13.9
Germany	9.9
Netherlands	9.2
Switzerland	4.9
Australia	4.6
United States	2.6
12 other nations	15.9
Short-term investments	3.1
Total	100.0

Portfolio composition

Sector	% of net assets as of 12/31/2021
Industrials	22.0
Financials	18.6
Consumer discretionary	12.9
Information technology	9.6
Health care	8.7
Consumer staples	8.1
Materials	8.0
Energy	4.3
Communication services	2.8
Utilities	1.8
Short-term investments, other assets & liabilities, net	3.2
Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 12/31/2021
More than $50 billion	70.8
More than $15 billion–$50 billion	24.3
More than $2 billion–$15 billion	4.9
Total	100.0

TIAA-CREF Life Funds  ◾  2021 Annual Report     33

Core Bond Fund

Performance for the twelve months ended December 31, 2021

The Core Bond Fund returned –0.99% for the year, compared with the –1.54% return of its benchmark, the Bloomberg U.S. Aggregate Bond Index.

The U.S. economy grew at a solid pace during the period, despite ongoing supply-chain bottlenecks and the impact of new COVID-19 variants. The unemployment rate fell from 6.3% in January 2021 to 3.9% in December. Core inflation, which includes all items except food and energy, rose 5.5% over the twelve months ended December 31, 2021, while crude oil prices increased sharply.

Central banks around the world maintained accommodative monetary policies but grew increasingly cautious about rising inflation. The Federal Reserve maintained the federal funds target rate throughout the period at 0.00%–0.25%, and the European Central Bank left its benchmark rates unchanged at near-zero levels. The Bank of England increased its benchmark rate from 0.10% to 0.25% in December. Yields on U.S. Treasury securities rose for all but one- to three-month maturities, with intermediate-term bond yields having the largest increases (bond yields move in the opposite direction of prices).

Fund surpassed its benchmark

Most sectors in the Bloomberg U.S. Aggregate Bond Index declined for the twelve-month period due to the general rise in bond yields. The U.S. Treasuries sector, the largest in the index with a weight of 37.8%, returned –2.3%. Mortgage-backed securities (MBS), the second-largest sector accounting for 26.5% of the index’s total market capitalization on December 31, 2021, returned –1.0%. Corporate bonds—the benchmark’s third-largest sector at 26.4%–returned –1.0%, while asset-backed securities and commercial mortgage-backed securities (CMBS) returned –0.3% and –1.2%, respectively.

The Fund outperformed its benchmark for the year with asset allocation as the largest driver of the Fund’s return versus its benchmark. An overweight to corporate bonds (including high-yield and emerging-markets corporates) and underweights to MBS and Treasuries proved beneficial as risk appetites returned during the year. Positions in out-of-index municipal bonds as well as CMBS also aided the Fund’s performance. Overall, shorter-than-benchmark duration helped as interest rates generally rose.

By contrast, these positive effects were offset by positioning along the yield curve, where the Fund was underweight the longer-maturity segments of the curve.

34      2021 Annual Report  ∎  TIAA-CREF Life Funds

Core Bond Fund

Performance as of December 31, 2021

		Total return	Average annual total return		Annual operating expenses*

	Inception date	1 year	5 years	10 years	gross	net
Core Bond Fund	7/8/03	–0.99%	3.93%	3.50%	0.37%	0.35%

Bloomberg U.S. Aggregate Bond Index	—	–1.54	3.57	2.90	—	—

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance and 30-day SEC yield information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

Total returns for the shares of the Fund do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the Fund would have been lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*

The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least April 30, 2022, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.

Ending amounts are as of December 31, 2021. For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period.

TIAA-CREF Life Funds  ◾  2021 Annual Report     35

Core Bond Fund

Expense example

Six months ended December 31, 2021

Core Bond Fund	Beginning account value (7/1/21)	Ending account value (12/31/21)	Expenses paid during period* (7/1/21–12/31/21)
Actual return	$1,000.00	$999.14	$1.76
5% annual hypothetical return	1,000.00	1,023.44	1.79

*

“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended December 31, 2021. The Fund’s annualized six-month expense ratio for that period was 0.35%. The expense charges of the Fund may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the Fund would be higher and its performance lower.

For more information about this expense example, please see page 9.

Fund profile

as of 12/31/2021
Net assets	$230.01 million
Portfolio turnover rate	258%
Portfolio turnover rate, excluding mortgage dollar-roll transactions	89%
Number of issues	1,106
Option-adjusted duration‡	6.10 years
Average maturity§	7.90 years

‡

Option-adjusted duration estimates how much the value of a bond portfolio would be affected by a change in prevailing interest rates, taking into account the options embedded in the individual securities. The longer a portfolio’s duration, the more sensitive it is to changes in interest rates.

§	Average maturity is a simple average of the maturities of all the bonds in a fund’s portfolio. The maturity of a bond is the amount of time until the bond’s principal becomes due or payable.

Portfolio composition

Sector	% of net assets as of 12/31/2021
Corporate bonds	30.9
Mortgage-backed securities	22.5
Foreign government & corporate bonds denominated in U.S. dollars	17.4
Commercial mortgage-backed securities	7.3
Asset-backed securities	7.2
U.S. Treasury securities	7.2
Municipal bonds	2.0
Bank loan obligations	1.6
Preferred stock	0.1
Short-term investments, other assets & liabilities, net	3.8
Total	100.0

36      2021 Annual Report  ∎  TIAA-CREF Life Funds

Core Bond Fund

Holdings by maturity

% of fixed-income investments (excluding short-term investments) as of 12/31/2021
Less than 1 year	2.0
1–3 years	10.5
3–5 years	23.9
5–10 years	47.1
Over 10 years	16.5
Total	100.0

Holdings by credit quality

% of fixed-income investments (excluding short-term investments) as of 12/31/2021
U.S. Treasury & U.S. agency securities*	27.3
Aaa/AAA	4.9
Aa/AA	8.4
A/A	15.4
Baa/BBB	32.0
Ba/BB	5.1
B/B	3.0
Below B/B	0.3
Non-rated	3.6
Total	100.0

*	These securities are guaranteed by the full faith and credit of the U.S. government.

Credit quality ratings are based on the Bloomberg Barclays methodology, which uses the median rating of those compiled by the Moody’s, Standard & Poor’s and Fitch ratings agencies. If ratings are available from only two of these agencies, the lower rating is used. When only one rating is available, that one is used. These ratings are subject to change without notice.

TIAA-CREF Life Funds  ◾  2021 Annual Report     37

Money Market Fund

Performance for the twelve months ended December 31, 2021

The Money Market Fund returned 0.00% for the year, compared with the 0.01% return of the iMoneyNet Money Fund Averages™—All Government, a simple average of over 500 money market funds that invest in short-term U.S. government securities. The iMoneyNet average is not an index, and its return reflects the deduction of expenses charged by the funds included in the average.

The U.S. economy grew at a solid pace during the period, despite ongoing supply-chain bottlenecks and the impact of new COVID-19 variants. The unemployment rate fell from 6.3% in January 2021 to 3.9% in December. Core inflation, which includes all items except food and energy, rose 5.5% over the twelve months ended December 31, 2021, while crude oil prices increased sharply.

Central banks around the world maintained accommodative monetary policies but grew increasingly cautious about rising inflation. The Federal Reserve maintained the federal funds target rate throughout the period at 0.00%–0.25%, and the European Central Bank left its benchmark rates unchanged at near-zero levels. The Bank of England increased its benchmark rate from 0.10% to 0.25% in December. Yields on U.S. Treasury securities rose for all but one- to three-month maturities, with intermediate-term bond yields having the largest increases (bond yields move in the opposite direction of prices).

During the twelve-month period, continued low short-term interest rates kept yields on government money market securities at near-zero levels. The “secured overnight financing rate” (SOFR), which represents dealer transactions in Treasury collateralized overnight repurchase agreements, declined from 0.10% on January 4, 2021, to 0.05% on December 31, 2021. With short-term interest rates at such low levels, money market fund yields followed suit and remained at almost zero as well.

Fund slightly trailed the iMoneyNet average

In an environment of historically low money market rates, the Money Market Fund’s return was slightly lower than that of the iMoneyNet average for the year. The Fund continued to invest in floating-rate government agency securities, which provide a yield enhancement over short-term fixed-rate securities and could produce higher income if market rates rise. As of December 28, 2021, the Fund’s weighted average maturity (WAM) was 35 days, matching the 35 days for the iMoneyNet average. iMoneyNet releases their data on a weekly basis, and December 28 was the last date of release for the month.

38      2021 Annual Report  ∎  TIAA-CREF Life Funds

Money Market Fund

Net annualized yield for the 7 days ended December 28, 2021§

	Current yield	Effective yield
Money Market Fund	0.00%	0.00%
iMoneyNet Money Fund Averages™—All Government‡	0.01	0.01

The current yield more closely reflects current earnings than does the total return.

§	Typically, iMoneyNet reports its 7-day yields as of Tuesday of each week.

Performance as of December 31, 2021

		Total return	Average annual total return		Annual operating expenses*

	Inception date	1 year	5 years	10 years	gross	net
Money Market Fund	7/8/03	0.00%	0.99%	0.52%	0.20%	0.15%
iMoneyNet Money Fund Averages™—All Government‡	—	0.01	0.79	0.41	—	—

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, the 7-day current and effective annualized yields and total returns would have been lower.

Total returns for the shares of the Fund do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the Fund would have been lower.

You could lose money by investing in this Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The Fund’s sponsor has no legal obligation to provide support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. For a detailed discussion of risk, please see the prospectus. The current yield more closely reflects current earnings than does the total return.

*

The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least April 30, 2022, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.

‡

The iMoneyNet Money Fund Averages—All Government is a simple average of over 500 money market funds that invest in U.S. Treasuries, U.S. Agencies, repurchase agreements and government-backed floating-rate notes. You cannot invest directly in it.

TIAA-CREF Life Funds  ◾  2021 Annual Report     39

Money Market Fund

Expense example

Six months ended December 31, 2021

Money Market Fund	Beginning account value (7/1/21)	Ending account value (12/31/21)	Expenses paid during period* (7/1/21–12/31/21)
Actual return	$1,000.00	$1,000.00	$0.30
5% annual hypothetical return	1,000.00	1,024.90	0.31

*

“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended December 31, 2021. The Fund’s annualized six-month expense ratio for that period was 0.06%. The expense charges of the Fund may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the Fund would be higher and its performance lower.

For more information about this expense example, please see page 9.

Fund profile

as of 12/31/2021
Net assets	$96.93 million
Number of issues	128

Portfolio composition

Sector	% of net assets as of 12/31/2021
U.S. government agency securities*	62.9
Floating-rate securities, government*	24.5
U.S. Treasury securities*	16.4
Other assets & liabilities, net	–3.8
Total	100.0

*	These securities are guaranteed by the full faith and credit of the U.S. government.

40      2021 Annual Report  ∎  TIAA-CREF Life Funds

Balanced Fund

Performance for the twelve months ended December 31, 2021

The Balanced Fund returned 9.78% for the year, compared with the 10.10% return of its benchmark, the Balanced Fund Composite Index, which is a weighted average of the Russell 3000®Index, the MSCI EAFE® Index and the Bloomberg U.S. Aggregate Bond Index.

The U.S. economy grew at a solid pace during the period, despite ongoing supply-chain bottlenecks and the impact of new COVID-19 variants. The unemployment rate fell from 6.3% in January 2021 to 3.9% in December. Core inflation, which includes all items except food and energy, rose 5.5% over the twelve months ended December 31, 2021. The Federal Reserve held the federal funds target rate unchanged at 0.00%–0.25%. In November, however, the Fed began reducing the pace of its bond-buying program, which was designed to support the economy and credit markets, and indicated it would continue tapering into 2022.

The broad U.S. stock market, as measured by the Russell 3000 Index, advanced 25.66% for the period. Large-cap stocks surpassed smaller shares, while mid- and small-cap value equities had the best performance overall. (Returns by investment style and capitalization size are based on the Russell indexes.) The MSCI EAFE Index, which measures the performance of stocks in 21 developed markets outside North America, returned 11.26%. (The MSCI EAFE Index returns are in U.S. dollars.) The broad domestic investment-grade fixed-rate bond market, as measured by the Bloomberg U.S. Aggregate Bond Index, returned –1.54%, driven by rising bond yields on most maturities.

Fund posted a solid gain but trailed its composite benchmark

For the year, the Fund’s absolute return—that is, without regard to the performance of its composite benchmark—benefited most from gains in U.S. stocks held by the underlying funds of the Balanced Fund. The Real Estate Securities Fund posted the largest advance, followed by the Large-Cap Value Fund. By contrast, the Core Bond Fund was the sole decliner for the period on an absolute basis.

The Fund underperformed its composite benchmark for the period, hurt by weakness in some of its underlying equity funds. Among these, the Growth Equity Fund was the largest detractor from the Fund’s performance versus its composite benchmark, followed by the Growth & Income Fund and the International Equity Fund.

Conversely, the Core Bond Fund was the largest contributor to the Fund’s return compared to its composite benchmark. The Small-Cap Equity Fund and the Large-Cap Value Fund also benefited relative performance.

TIAA-CREF Life Funds  ◾  2021 Annual Report     41

Balanced Fund

Performance as of December 31, 2021

		Total return	Average annual total return			Annual operating expenses*#

	Inception date	1 year	5 years	since inception		gross	net
Balanced Fund	1/31/14	9.78%	9.89%	8.06%		0.59%	0.51%
Balanced Fund Composite Index†	—	10.10	10.09	8.32	§	—	—

Broad market index
Morningstar Moderately Conservative Target Risk Index	—	6.36	8.11	6.41	§	—	—

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

Total returns for the shares of the Fund do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the Fund would have been lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*

The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least April 30, 2022, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.

#	These expenses include underlying fund expenses.
†

As of the close of business on December 31, 2021, the Balanced Fund Composite Index consisted of: 50.0% Bloomberg U.S. Aggregate Bond Index; 40.0% Russell 3000® Index; and 10.0% MSCI EAFE® Index. The Fund’s benchmark, the components that make up the composite benchmark and the method of calculating the composite benchmark’s performance may vary over time.

§	Performance is calculated from the inception date of the Fund.

42      2021 Annual Report  ∎  TIAA-CREF Life Funds

Balanced Fund

Ending amounts are as of December 31, 2021. For the purpose of comparison, the graph also shows the change in the values of the Fund’s composite benchmark and broad market indexes during the same period.

Expense example

Six months ended December 31, 2021

Balanced Fund	Beginning account value (7/1/21)	Ending account value (12/31/21)	Expenses paid during period* (7/1/21–12/31/21)	Effective expenses paid during period† (7/1/21–12/31/21)
Actual return	$1,000.00	$1,030.27	$0.51	$2.61
5% annual hypothetical return	1,000.00	1,024.70	0.51	2.60

*

“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended December 31, 2021. The Fund’s annualized six-month expense ratio for that period was 0.10%. The expense charges of the Fund may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the Fund would be higher and its performance lower.

†

“Effective expenses paid during period” is based on the Fund’s total expense ratio for the most recent fiscal half-year, which includes the Fund’s own expense ratio plus its pro rata share of its underlying funds’ expenses (which the Fund bears through its investment in the underlying funds). For the six-month period, the total annualized weighted average expense ratio was 0.51%.

For more information about this expense example, please see page 9.

TIAA-CREF Life Funds  ◾  2021 Annual Report     43

Balanced Fund

Fund profile

as of 12/31/2021
Net assets	$81.08 million

Asset allocation

% of net assets as of 12/31/21
Equity
U.S. equity	40.32
International equity	10.16

Fixed income	49.44
Other assets & liabilities, net	0.08
Total	100.00

Target allocation

Equity 50.00% Fixed Income 50.00%

44      2021 Annual Report  ∎  TIAA-CREF Life Funds

Summary portfolio of investments

Growth Equity Fund  ▪  December 31, 2021

Shares		Company	Value	% of net assets

COMMON STOCKS
AUTOMOBILES & COMPONENTS
4,273	*	Tesla, Inc	$4,515,621	2.5%
		Other	1,912,249	1.1

			6,427,870	3.6

CAPITAL GOODS
26,272		Carrier Global Corp	1,424,993	0.8
4,346		Roper Technologies Inc	2,137,624	1.2
9,895		Safran S.A.	1,211,377	0.7
		Other	935,452	0.5

			5,709,446	3.2

COMMERCIAL & PROFESSIONAL SERVICES
51,678	*	Clarivate Analytics plc	1,215,466	0.7
26,708		Experian Group Ltd	1,315,526	0.8
11,515		Waste Connections, Inc	1,569,149	0.9
		Other	241,254	0.1

			4,341,395	2.5

CONSUMER DURABLES & APPAREL
7,918		Essilor International S.A.	1,685,558	1.0
		Other	1,594,753	0.9

			3,280,311	1.9

CONSUMER SERVICES
1,343	*	Booking Holdings, Inc	3,222,166	1.8
729	*	Chipotle Mexican Grill, Inc (Class A)	1,274,474	0.7
		Other	1,679,532	1.0

			6,176,172	3.5

DIVERSIFIED FINANCIALS
5,618		S&P Global, Inc	2,651,303	1.5
		Other	1,382,528	0.8

			4,033,831	2.3

FOOD & STAPLES RETAILING
6,830		Costco Wholesale Corp	3,877,391	2.2

			3,877,391	2.2

FOOD, BEVERAGE & TOBACCO
17,910	*	Monster Beverage Corp	1,720,076	1.0
		Other	732,795	0.4

			2,452,871	1.4

HEALTH CARE EQUIPMENT & SERVICES
2,598	*	Align Technology, Inc	1,707,354	1.0
5,746		Cigna Corp	1,319,454	0.7
2,885	*	DexCom, Inc	1,549,101	0.9
5,561	*	Intuitive Surgical, Inc	1,998,067	1.1
		Other	1,896,746	1.1

			8,470,722	4.8

See notes to financial statements	TIAA-CREF Life Funds ▪ 2021 Annual Report	45

Summary portfolio of investments	continued

Growth Equity Fund  ▪  December 31, 2021

Shares		Company	Value	% of net assets
INSURANCE
22,957		American International Group, Inc	$1,305,335	0.7%

			1,305,335	0.7

MATERIALS			872,311	0.5

MEDIA & ENTERTAINMENT
3,158	*	Alphabet, Inc (Class C)	9,137,957	5.2
11,280	*	Match Group, Inc	1,491,780	0.8
22,022	*	Meta Platforms, Inc	7,407,100	4.2
		Other	6,820,375	3.8

			24,857,212	14.0

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
9,106		AbbVie, Inc	1,232,953	0.7
45,199	*	Avantor, Inc	1,904,686	1.1
4,512	*	Illumina, Inc	1,716,545	1.0
11,280		Zoetis, Inc	2,752,659	1.5
		Other	1,313,556	0.7

			8,920,399	5.0

RETAILING
4,061	*	Amazon.com, Inc	13,540,755	7.7
9,776	*	CarMax, Inc	1,273,128	0.7
32,402		TJX Companies, Inc	2,459,960	1.4
		Other	2,668,421	1.4

			19,942,264	11.2

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
17,466		Applied Materials, Inc	2,748,450	1.6
5,943		Broadcom, Inc	3,954,531	2.2
22,867		Marvell Technology, Inc	2,000,634	1.1
15,706		NVIDIA Corp	4,619,292	2.6
13,145		QUALCOMM, Inc	2,403,826	1.4
10,988		Taiwan Semiconductor Manufacturing Co Ltd (ADR)	1,321,966	0.7

			17,048,699	9.6

SOFTWARE & SERVICES
3,997		Accenture plc	1,656,956	0.9
413	*,g	Adyen NV	1,084,125	0.6
4,194		Intuit, Inc	2,697,665	1.5
46,562		Microsoft Corp	15,659,732	8.9
2,349	*	Palo Alto Networks, Inc	1,307,829	0.7
16,224	*	PayPal Holdings, Inc	3,059,522	1.7
30,428	*	Qualtrics International, Inc	1,077,151	0.6
20,306	*	salesforce.com, Inc	5,160,364	2.9
4,133	*	ServiceNow, Inc	2,682,772	1.5
3,146	*	Synopsys, Inc	1,159,301	0.7
4,384	*	Twilio, Inc	1,154,482	0.7

46	2021 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	concluded

Growth Equity Fund  ▪  December 31, 2021

Shares		Company		Value	% of net assets
SOFTWARE & SERVICES—continued
31,776		Visa, Inc (Class A)		$6,886,177	3.9%
4,719	*	Workday, Inc		1,289,136	0.7
		Other		1,919,784	1.2

				46,794,996	26.5

TECHNOLOGY HARDWARE & EQUIPMENT
42,559		Apple, Inc		7,557,202	4.3

				7,557,202	4.3

TELECOMMUNICATION SERVICES				631,990	0.4

TRANSPORTATION
46,079	*	Uber Technologies, Inc		1,932,093	1.1
7,998		Union Pacific Corp		2,014,936	1.1

				3,947,029	2.2

		TOTAL COMMON STOCKS	(Cost $101,109,609)	176,647,446	99.8

Principal		Issuer

SHORT-TERM INVESTMENTS
REPURCHASE AGREEMENT				175,000	0.1

Shares		Company
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
107,664	c	State Street Navigator Securities Lending Government Money Market Portfolio	0.030%	107,664	0.0

				107,664	0.0

		TOTAL SHORT-TERM INVESTMENTS	(Cost $282,664)	282,664	0.1

		TOTAL PORTFOLIO	(Cost $101,392,273)	176,930,110	99.9
		OTHER ASSETS & LIABILITIES, NET		136,000	0.1

		NET ASSETS		$177,066,110	100.0%

ADR	American Depositary Receipt

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 12/31/21, the aggregate value of these securities, including those in “Other,” is $1,716,115 or 1.0% of net assets.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 12/31/21, the aggregate value of securities on loan is $1,070,262. See Note 4 in the Notes to financial statements for additional information about securities lending collateral.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Life Funds ▪ 2021 Annual Report	47

Summary portfolio of investments

Growth & Income Fund  ▪  December 31, 2021

Shares		Company	Value	% of net assets

COMMON STOCKS
AUTOMOBILES & COMPONENTS
23,792	*	General Motors Co	$1,394,925	0.7%
2,971	*,n	Tesla, Inc	3,139,693	1.5
		Other	1,115,557	0.5

			5,650,175	2.7

BANKS
65,851		Bank of America Corp	2,929,711	1.4
15,505		JPMorgan Chase & Co	2,455,217	1.2
35,187		Wells Fargo & Co	1,688,272	0.8
		Other	2,797,581	1.2

			9,870,781	4.6

CAPITAL GOODS
3,498		Deere & Co	1,199,429	0.6
11,072		Eaton Corp	1,913,463	0.9
9,739		Honeywell International, Inc	2,030,679	1.0
		Other	10,215,815	4.8

			15,359,386	7.3

COMMERCIAL & PROFESSIONAL SERVICES
7,869		Waste Management, Inc	1,313,336	0.6
		Other	610,106	0.3

			1,923,442	0.9

CONSUMER DURABLES & APPAREL			3,051,381	1.4

CONSUMER SERVICES
8,438	n	Darden Restaurants, Inc	1,271,100	0.6
8,227	*,n	Expedia Group, Inc	1,486,783	0.7
		Other	1,409,895	0.7

			4,167,778	2.0

DIVERSIFIED FINANCIALS
39,293		Equitable Holdings, Inc	1,288,418	0.6
23,640		Morgan Stanley	2,320,502	1.1
		Other	3,272,887	1.6

			6,881,807	3.3

ENERGY
12,189		Chevron Corp	1,430,380	0.7
		Other	3,370,258	1.6

			4,800,638	2.3

FOOD & STAPLES RETAILING			1,650,079	0.8

FOOD, BEVERAGE & TOBACCO
21,176		Mondelez International, Inc	1,404,181	0.7
13,657		PepsiCo, Inc	2,372,357	1.1
		Other	3,143,754	1.5

			6,920,292	3.3

48	2021 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	continued

Growth & Income Fund  ▪  December 31, 2021

Shares		Company	Value	% of net assets
HEALTH CARE EQUIPMENT & SERVICES
13,262		Abbott Laboratories	$1,866,494	0.9%
2,202	*,n	DexCom, Inc	1,182,364	0.6
6,355		UnitedHealth Group, Inc	3,191,100	1.5
		Other	4,404,048	2.0

			10,644,006	5.0

HOUSEHOLD & PERSONAL PRODUCTS
4,319	n	Estee Lauder Cos (Class A)	1,598,894	0.8
13,418		Procter & Gamble Co	2,194,916	1.0

			3,793,810	1.8

INSURANCE
20,245		Metlife, Inc	1,265,110	0.6
		Other	3,524,747	1.7

			4,789,857	2.3

MATERIALS
7,477		Linde plc	2,590,257	1.2
		Other	7,624,173	3.6

			10,214,430	4.8

MEDIA & ENTERTAINMENT
3,289	*,n	Alphabet, Inc (Class C)	9,517,018	4.5
12,309	*	Meta Platforms, Inc	4,140,132	2.0
2,538	*,n	Netflix, Inc	1,528,993	0.7
13,052	*,n	Walt Disney Co	2,021,624	1.0
		Other	2,168,909	1.0

			19,376,676	9.2

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
18,932		AbbVie, Inc	2,563,393	1.2
33,613	*	Avantor, Inc	1,416,452	0.7
6,560		Danaher Corp	2,158,306	1.0
4,622	n	Eli Lilly & Co	1,276,689	0.6
4,366	*	IQVIA Holdings, Inc	1,231,823	0.6
40,983	n	Pfizer, Inc	2,420,046	1.1
		Other	7,584,599	3.7

			18,651,308	8.9

REAL ESTATE
9,099		Prologis, Inc	1,531,907	0.7
		Other	1,518,596	0.7

			3,050,503	1.4

RETAILING
2,236	*	Amazon.com, Inc	7,455,584	3.5
4,933	n	Home Depot, Inc	2,047,244	1.0
6,042		Target Corp	1,398,361	0.7
		Other	1,726,430	0.8

			12,627,619	6.0

See notes to financial statements	TIAA-CREF Life Funds ▪ 2021 Annual Report	49

Summary portfolio of investments	continued

Growth & Income Fund  ▪  December 31, 2021

Shares		Company		Value	% of net assets
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
13,434	*,n	Advanced Micro Devices, Inc		$1,933,152	0.9%
2,280		Broadcom, Inc		1,517,135	0.7
13,042	n	NVIDIA Corp		3,835,783	1.8
9,208		QUALCOMM, Inc		1,683,867	0.8
		Other		5,021,269	2.4

				13,991,206	6.6

SOFTWARE & SERVICES
3,279		Accenture plc		1,359,309	0.7
7,559		Mastercard, Inc (Class A)		2,716,100	1.3
39,927		Microsoft Corp		13,428,249	6.4
8,550	*,n	salesforce.com, Inc		2,172,811	1.0
1,957	*	ServiceNow, Inc		1,270,308	0.6
		Other		4,473,044	2.1

				25,419,821	12.1

TECHNOLOGY HARDWARE & EQUIPMENT
79,887	n	Apple, Inc		14,185,536	6.7
23,930		Cisco Systems, Inc		1,516,444	0.7
7,256		TE Connectivity Ltd		1,170,683	0.6
		Other		3,926,058	1.9

				20,798,721	9.9

TELECOMMUNICATION SERVICES				610,299	0.3

TRANSPORTATION				4,128,114	2.0

UTILITIES
18,167		NextEra Energy, Inc		1,696,071	0.8
		Other		658,962	0.3

				2,355,033	1.1

		TOTAL COMMON STOCKS	(Cost $103,744,202)	210,727,162	100.0

PURCHASED OPTIONS
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES				2,100	0.0

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT				16,380	0.0

SOFTWARE & SERVICES				45	0.0

TECHNOLOGY HARDWARE & EQUIPMENT				8,088	0.0

		TOTAL PURCHASED OPTIONS	(Cost $20,766)	26,613	0.0

		TOTAL PORTFOLIO	(Cost $103,764,968)	210,753,775	100.0
		OTHER ASSETS & LIABILITIES, NET		(104,429)	(0.0)

		NET ASSETS		$210,649,346	100.0%

50	2021 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	continued

Growth & Income Fund  ▪  December 31, 2021

*	Non-income producing
n	All or a portion of these securities have been segregated by the custodian to cover requirements on open written options contracts.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 12/31/21, the aggregate value of securities exempt from registration under Rule 144(A) of the Securities Act of 1933, as amounted to amended, is $304,500 or 0.1% of net assets. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers.

At 12/31/21, the aggregate value of securities on loan is $205,977. See Note 4 in the Notes to financial statements for additional information about securities lending collateral.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Purchased options outstanding as of December 31, 2021 were as follows:

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value

Apple, Inc, Call	6	$5,922	$170.00	03/18/22	$8,088
Global Payments, Inc, Call	9	4,518	190.00	01/21/22	45
Vertex Pharmaceuticals, Inc, Call	7	2,214	230.00	01/21/22	2,100
Xilinx, Inc, Call	6	8,112	190.00	01/21/22	16,380

Total	28	$20,766			$26,613

Written options outstanding as of December 31, 2021 were as follows:

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value

ACADIA Pharmaceuticals, Inc, Put	8	$(2,518)	$17.50	01/21/22	$(160)
Advanced Micro Devices, Inc, Call	12	(8,976)	185.00	02/18/22	(2,268)
Advanced Micro Devices, Inc, Put	12	(4,176)	125.00	02/18/22	(4,380)
AeroVironment, Inc, Put	14	(2,349)	45.00	03/18/22	(3,780)
Airbnb, Inc, Call	6	(1,112)	200.00	01/21/22	(144)
Albertsons Cos, Inc, Put	27	(1,592)	28.00	01/21/22	(1,620)
Alliance Data Systems Corp, Put	3	(1,380)	60.00	04/14/22	(1,110)
Alliance Data Systems Corp, Put	3	(2,637)	75.00	04/14/22	(3,480)
Alphabet, Inc, Call	1	(1,054)	3,300.00	01/21/22	(85)
Ambarella, Inc, Call	4	(1,312)	300.00	01/21/22	(610)
Ambarella, Inc, Put	9	(1,782)	145.00	01/21/22	(383)
Anaplan, Inc, Put	40	(2,961)	32.50	02/18/22	(600)
Apple, Inc, Call	6	(2,778)	185.00	03/18/22	(3,510)
Apple, Inc, Put	7	(3,836)	155.00	03/18/22	(1,568)
Arcturus Therapeutics Holdings, Inc, Put	12	(12,120)	35.00	06/17/22	(11,820)
Axsome Therapeutics, Inc, Put	50	(49,899)	30.00	06/17/22	(43,150)
BioNTech SE, Put	7	(26,096)	240.00	06/17/22	(26,600)
Blackstone, Inc, Put	11	(1,272)	110.00	01/21/22	(407)
Boston Beer Co, Inc, Put	3	(35,034)	580.00	06/17/22	(33,345)
Brinker International, Inc, Put	36	(7,942)	30.00	04/14/22	(4,770)
Calix, Inc, Call	11	(1,133)	90.00	01/21/22	(1,320)
Catalent, Inc, Put	12	(1,019)	100.00	01/21/22	(384)

See notes to financial statements	TIAA-CREF Life Funds ▪ 2021 Annual Report	51

Summary portfolio of investments	continued

Growth & Income Fund  ▪  December 31, 2021

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value

CF Industries Holdings, Inc, Call	16	$(1,568)	$80.00	02/18/22	$(1,568)
Children’s Place, Inc, Call	14	(2,380)	90.00	01/21/22	(1,680)
Citigroup, Inc, Put	9	(1,269)	52.50	04/14/22	(999)
Cloudflare, Inc, Put	9	(3,539)	125.00	01/21/22	(3,888)
Comcast Corp, Put	30	(1,259)	40.00	01/21/22	(180)
Crocs, Inc, Put	13	(1,576)	95.00	01/21/22	(455)
Crowdstrike Holdings, Inc, Put	6	(7,667)	195.00	02/18/22	(4,920)
Darden Restaurants, Inc, Call	8	(1,304)	170.00	01/21/22	(80)
Darden Restaurants, Inc, Put	11	(924)	115.00	01/21/22	(110)
Datadog, Inc, Put	10	(1,451)	130.00	01/21/22	(360)
Delta Air Lines, Inc, Call	29	(1,739)	45.00	01/21/22	(290)
Dexcom, Inc, Call	2	(878)	650.00	01/21/22	(1,030)
Dexcom, Inc, Put	2	(4,814)	500.00	01/21/22	(1,524)
Dollar General Corp, Put	6	(906)	200.00	01/21/22	(105)
DraftKings, Inc, Put	15	(3,645)	40.00	02/18/22	(18,960)
DraftKings, Inc, Put	9	(7,245)	35.00	04/14/22	(8,370)
Duck Creek Technologies, Inc, Put	30	(4,477)	25.00	04/14/22	(5,775)
DuPont de Nemours, Inc, Put	6	(666)	60.00	01/21/22	(42)
Eli Lilly & Co, Put	6	(1,080)	210.00	01/21/22	(78)
Emergent BioSolutions, Inc, Put	11	(9,438)	55.00	03/18/22	(14,465)
Emergent BioSolutions, Inc, Put	3	(3,609)	50.00	06/17/22	(3,300)
Estee Lauder Cos, Inc, Call	4	(1,586)	420.00	04/14/22	(1,780)
Estee Lauder Cos, Inc, Put	5	(3,407)	290.00	04/14/22	(1,450)
Expedia Group, Inc, Call	7	(2,159)	220.00	01/21/22	(213)
Farfetch Ltd, Put	24	(11,125)	30.00	07/15/22	(8,880)
FedEx Corp, Put	3	(3,294)	210.00	03/18/22	(480)
Fortinet, Inc, Call	3	(2,394)	410.00	02/18/22	(1,875)
Fortinet, Inc, Put	5	(1,690)	250.00	01/21/22	(1,225)
Generac Holdings, Inc, Put	3	(4,557)	330.00	02/18/22	(4,020)
Global Payments, Inc, Call	12	(1,655)	220.00	01/21/22	(60)
Global Payments, Inc, Put	9	(8,532)	125.00	05/20/22	(6,480)
Home Depot, Inc, Call	4	(7,447)	430.00	05/20/22	(7,000)
Home Depot, Inc, Put	4	(4,643)	360.00	05/20/22	(2,930)
Horizon Therapeutics PLC, Call	11	(1,199)	120.00	01/21/22	(495)
Lamb Weston Holdings, Inc, Put	20	(2,070)	50.00	01/21/22	(400)
Lululemon Athletica, Inc, Put	4	(932)	340.00	01/21/22	(368)
Lululemon Athletica, Inc, Put	6	(5,808)	330.00	03/18/22	(2,820)
Moderna, Inc, Put	6	(16,662)	240.00	04/14/22	(15,318)
Moderna, Inc, Put	6	(23,573)	290.00	04/14/22	(34,092)
Monolithic Power Systems, Inc, Call	2	(3,083)	620.00	03/18/22	(550)
Monolithic Power Systems, Inc, Put	3	(2,964)	400.00	03/18/22	(2,175)
NetFlix, Inc, Put	2	(969)	480.00	02/18/22	(494)
NVIDIA Corp, Call	4	(1,036)	360.00	01/21/22	(268)
NXP Semiconductors NV, Put	6	(1,150)	190.00	01/21/22	(144)
Petco Health & Wellness Co, Inc, Put	48	(2,969)	17.50	03/18/22	(3,480)
Pfizer, Inc, Put	32	(415)	43.00	01/21/22	(64)
salesforce.com, Inc, Put	5	(955)	220.00	01/21/22	(160)
Seagen, Inc, Call	10	(10,980)	220.00	06/17/22	(1,850)

52	2021 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	concluded

Growth & Income Fund  ▪  December 31, 2021

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value

Seagen, Inc, Put	10	$(6,480)	$150.00	06/17/22	$(13,750)
Shake Shack, Inc, Put	16	(9,007)	70.00	03/18/22	(8,960)
Snap, Inc, Call	17	(476)	55.00	01/14/22	(272)
Snap, Inc, Put	21	(19,655)	50.00	07/15/22	(18,795)
Spirit AeroSystems Holdings, Inc, Call	23	(1,471)	55.00	02/18/22	(863)
Spirit AeroSystems Holdings, Inc, Put	16	(1,807)	35.00	03/18/22	(1,920)
State Street Corp, Put	17	(1,192)	75.00	01/21/22	(255)
Tesla, Inc, Call	1	(13,279)	1,275.00	06/17/22	(11,189)
Tesla, Inc, Call	1	(12,557)	1,300.00	06/17/22	(9,350)
Tesla, Inc, Put	4	(47,878)	900.00	06/17/22	(37,520)
Ulta Beauty, Inc, Put	4	(7,019)	350.00	03/18/22	(3,136)
Vertex Pharmaceuticals, Inc, Call	7	(703)	250.00	01/21/22	(616)
Vertex Pharmaceuticals, Inc, Put	7	(1,344)	180.00	01/21/22	(833)
ViacomCBS, Inc, Put	26	(17,419)	35.00	09/16/22	(18,720)
Walt Disney Co, Put	9	(1,398)	140.00	01/21/22	(261)
WW International, Inc, Put	32	(2,175)	12.50	04/14/22	(2,640)
WW International, Inc, Put	30	(7,169)	15.00	07/15/22	(7,425)
Xilinx, Inc, Call	6	(4,188)	210.00	01/21/22	(7,902)
Xilinx, Inc, Put	8	(5,264)	160.00	01/21/22	(1,128)
Zimmer Biomet Holdings, Inc, Put	5	(973)	110.00	01/21/22	(100)
Zimmer Biomet Holdings, Inc, Put	5	(1,032)	105.00	03/18/22	(1,225)
Zscaler, Inc, Put	6	(1,546)	200.00	01/21/22	(120)

Total	1,058	$(525,698)			$(459,724)

See notes to financial statements	TIAA-CREF Life Funds ▪ 2021 Annual Report	53

Summary portfolio of investments

Large-Cap Value Fund  ▪  December 31, 2021

Shares		Company	Value	% of net assets

COMMON STOCKS
AUTOMOBILES & COMPONENTS			$702,974	0.8%

BANKS
60,050		Bank of America Corp	2,671,625	2.9
18,918		Citigroup, Inc	1,142,458	1.2
20,806		JPMorgan Chase & Co	3,294,630	3.7
5,712		PNC Financial Services Group, Inc	1,145,370	1.3
17,517		US Bancorp	983,930	1.1
38,977		Wells Fargo & Co	1,870,116	2.0

			11,108,129	12.2

CAPITAL GOODS
5,950		Dover Corp	1,080,520	1.2
6,084		Eaton Corp	1,051,437	1.1
7,396		Honeywell International, Inc	1,542,140	1.7
3,489		Parker-Hannifin Corp	1,109,921	1.2
19,633		Raytheon Technologies Corp	1,689,616	1.8
		Other	4,259,547	4.7

			10,733,181	11.7

CONSUMER DURABLES & APPAREL
181	*	NVR, Inc	1,069,505	1.2

			1,069,505	1.2

CONSUMER SERVICES
8,178	*	Hilton Worldwide Holdings, Inc	1,275,686	1.3
4,342		McDonald’s Corp	1,163,960	1.2
		Other	544,625	0.6

			2,984,271	3.1

DIVERSIFIED FINANCIALS
6,926		American Express Co	1,133,094	1.2
4,832	*	Berkshire Hathaway, Inc (Class B)	1,444,768	1.6
1,159		BlackRock, Inc	1,061,134	1.1
4,298		Goldman Sachs Group, Inc	1,644,200	1.8

			5,283,196	5.7

ENERGY
16,027		Chevron Corp	1,880,769	2.0
18,690		ConocoPhillips	1,349,044	1.5
		Other	1,232,365	1.4

			4,462,178	4.9

FOOD & STAPLES RETAILING
9,212		Walmart, Inc	1,332,884	1.4

			1,332,884	1.4

FOOD, BEVERAGE & TOBACCO			806,197	0.9

54	2021 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	continued

Large-Cap Value Fund  ▪  December 31, 2021

Shares		Company	Value	% of net assets

HEALTH CARE EQUIPMENT & SERVICES
3,571		Anthem, Inc	$1,655,302	1.8%
5,529		Cigna Corp	1,269,624	1.4
3,628		HCA Healthcare, Inc	932,106	1.0
11,376		Medtronic plc	1,176,847	1.3
6,302		UnitedHealth Group, Inc	3,164,486	3.4
		Other	1,418,046	1.6

			9,616,411	10.5

HOUSEHOLD & PERSONAL PRODUCTS			884,641	1.0

INSURANCE
21,072		American International Group, Inc	1,198,154	1.3
7,915		Chubb Ltd	1,530,049	1.7
7,049		Marsh & McLennan Cos, Inc	1,225,257	1.3
		Other	815,480	0.9

			4,768,940	5.2

MATERIALS
11,096		Crown Holdings, Inc	1,227,440	1.3
6,116		PPG Industries, Inc	1,054,643	1.2
		Other	2,182,995	2.4
			4,465,078	4.9

MEDIA & ENTERTAINMENT
651	*	Alphabet, Inc (Class C)	1,883,727	2.0
43,086		Comcast Corp (Class A)	2,168,518	2.4
10,992	*	Walt Disney Co	1,702,551	1.9
		Other	828,002	0.9

			6,582,798	7.2

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
18,894		Bristol-Myers Squibb Co	1,178,041	1.3
16,361		Johnson & Johnson	2,798,876	3.0
17,895		Pfizer, Inc	1,056,700	1.2
		Other	885,255	0.9

			5,918,872	6.4

REAL ESTATE
7,564		Prologis, Inc	1,273,475	1.4

			1,273,475	1.4

RETAILING
2,343		Home Depot, Inc	972,368	1.1

			972,368	1.1

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
5,374		Analog Devices, Inc	944,588	1.0
6,226		Applied Materials, Inc	979,723	1.0
11,740		Micron Technology, Inc	1,093,581	1.2

See notes to financial statements	TIAA-CREF Life Funds ▪ 2021 Annual Report	55

Summary portfolio of investments	concluded

Large-Cap Value Fund  ▪  December 31, 2021

Shares		Company		Value	% of net assets
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—continued
4,537		NXP Semiconductors NV		$1,033,438	1.1%
		Other		952,676	1.1

				5,004,006	5.4

SOFTWARE & SERVICES
3,226		Accenture plc		1,337,338	1.5
8,994	*	Fiserv, Inc		933,487	1.0
4,204		Microsoft Corp		1,413,889	1.5
		Other		224,479	0.3

				3,909,193	4.3

TECHNOLOGY HARDWARE & EQUIPMENT
27,756		Cisco Systems, Inc		1,758,898	1.9
9,566		TE Connectivity Ltd		1,543,378	1.7

				3,302,276	3.6

TELECOMMUNICATION SERVICES
7,981	*	T-Mobile US, Inc		925,636	1.0

				925,636	1.0

TRANSPORTATION
6,294		Union Pacific Corp		1,585,648	1.7
		Other		1,267,657	1.4

				2,853,305	3.1

UTILITIES				2,509,346	2.7

		TOTAL COMMON STOCKS	(Cost $57,833,743)	91,468,860	99.7

Principal		Issuer

SHORT-TERM INVESTMENTS
REPURCHASE AGREEMENT				460,000	0.5

		TOTAL SHORT-TERM INVESTMENTS	(Cost $460,000)	460,000	0.5

		TOTAL PORTFOLIO	(Cost $58,293,743)	91,928,860	100.2
		OTHER ASSETS & LIABILITIES, NET		(139,623)	(0.2)

		NET ASSETS		$91,789,237	100.0%

*	Non-income producing

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

56	2021 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments

Real Estate Securities Fund  ▪  December 31, 2021

Shares		Company	Value	% of net assets

COMMON STOCKS
DIVERSIFIED REITS
18,100		STORE Capital Corp	$622,640	0.6%
		Other	416,500	0.4

			1,039,140	1.0

HEALTH CARE REITS
16,600		Healthcare Trust of America, Inc	554,274	0.5
43,000		Healthpeak Properties Inc	1,551,870	1.4
33,100		Ventas, Inc	1,692,072	1.6
28,000		Welltower, Inc	2,401,560	2.2

			6,199,776	5.7

HOTEL & RESORT REITS
57,700	*	Host Hotels and Resorts, Inc	1,003,403	0.9
		Other	468,224	0.5

			1,471,627	1.4

INDUSTRIAL REITS
3,700		EastGroup Properties, Inc	843,045	0.8
4,500		Innovative Industrial Properties, Inc	1,183,095	1.1
45,500		Prologis, Inc	7,660,380	7.1
46,500		Rexford Industrial Realty, Inc	3,771,615	3.5
16,900		Terreno Realty Corp	1,441,401	1.3

			14,899,536	13.8

INTERNET SERVICES & INFRASTRUCTURE
24,600	*	GDS Holdings Ltd (ADR)	1,160,136	1.1
		Other	893,881	0.8

			2,054,017	1.9

OFFICE REITS
10,300		Alexandria Real Estate Equities, Inc	2,296,488	2.1
12,900		Boston Properties, Inc	1,485,822	1.4
10,000		Kilroy Realty Corp	664,600	0.6
44,000	*	Orion Office REIT, Inc	821,480	0.7
7,600		SL Green Realty Corp	544,920	0.5
17,600		Vornado Realty Trust	736,736	0.7

			6,550,046	6.0

REAL ESTATE OPERATING COMPANIES			841,249	0.8

RESIDENTIAL REITS
62,100		American Homes 4 Rent	2,708,181	2.5
17,400		AvalonBay Communities, Inc	4,395,066	4.1
5,900		Camden Property Trust	1,054,212	1.0
22,400		Equity Lifestyle Properties, Inc	1,963,584	1.8
46,700		Equity Residential	4,226,350	3.9
8,000		Essex Property Trust, Inc	2,817,840	2.6
150,000		Ingenia Communities Group	678,604	0.6
77,900		Invitation Homes, Inc	3,531,986	3.3
7,300		Mid-America Apartment Communities, Inc	1,674,912	1.5
17,800		Sun Communities, Inc	3,737,466	3.5
22,400		UDR, Inc	1,343,776	1.2
		Other	515,610	0.5

			28,647,587	26.5

See notes to financial statements	TIAA-CREF Life Funds ▪ 2021 Annual Report	57

Summary portfolio of investments	concluded

Real Estate Securities Fund  ▪  December 31, 2021

Shares	Company		Value	% of net assets
RETAIL REITS
7,600	Agree Realty Corp		$542,336	0.5%
59,300	Brixmor Property Group, Inc		1,506,813	1.4
82,200	Kimco Realty Corp		2,026,230	1.9
21,200	Realty Income Corp		1,517,708	1.4
19,000	Regency Centers Corp		1,431,650	1.3
40,000	Simon Property Group, Inc		6,390,800	5.9
47,800	SITE Centers Corp		756,674	0.7
13,400	Spirit Realty Capital, Inc		645,746	0.6
	Other		1,032,248	0.9

			15,850,205	14.6

SPECIALIZED REITS
22,000	American Tower Corp		6,435,000	5.9
14,700	Crown Castle International Corp		3,068,478	2.8
11,700	Digital Realty Trust, Inc		2,069,379	1.9
5,700	Equinix, Inc		4,821,288	4.5
7,100	Extra Space Storage, Inc		1,609,783	1.5
8,000	Lamar Advertising Co		970,400	0.9
6,700	Life Storage, Inc		1,026,306	0.9
13,400	National Storage Affiliates Trust		927,280	0.9
23,000	Outfront Media, Inc		616,860	0.6
8,900	Public Storage, Inc		3,333,584	3.1
3,300	SBA Communications Corp		1,283,766	1.2
37,000	VICI Properties, Inc		1,114,070	1.0
60,200	Weyerhaeuser Co		2,479,036	2.3

			29,755,230	27.5

	TOTAL COMMON STOCKS	(Cost $56,740,084)	107,308,413	99.2

Principal	Issuer

SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT			344,999	0.4

REPURCHASE AGREEMENT			375,000	0.3

	TOTAL SHORT-TERM INVESTMENTS	(Cost $719,999)	719,999	0.7

	TOTAL PORTFOLIO	(Cost $57,460,083)	108,028,412	99.9
	OTHER ASSETS & LIABILITIES, NET		140,051	0.1

	NET ASSETS		$108,168,463	100.0%

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

*	Non-income producing

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

58	2021 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments

Small-Cap Equity Fund  ▪  December 31, 2021

Shares		Company	Value	% of net assets

COMMON STOCKS
AUTOMOBILES & COMPONENTS
14,320	*	Goodyear Tire & Rubber Co	$305,303	0.4%
		Other	453,406	0.6

			758,709	1.0

BANKS
7,021		Essent Group Ltd	319,666	0.4
16,317		Radian Group, Inc	344,778	0.5
13,073		United Community Banks, Inc	469,844	0.6
2,327		Walker & Dunlop, Inc	351,098	0.5
		Other	5,941,797	7.9

			7,427,183	9.9

CAPITAL GOODS
3,718	*	Atkore International Group, Inc	413,404	0.6
5,421		Comfort Systems USA, Inc	536,354	0.7
7,071		Federal Signal Corp	306,457	0.4
11,580	*	WillScot Mobile Mini Holdings Corp	472,927	0.6
		Other	6,098,266	8.1

			7,827,408	10.4

COMMERCIAL & PROFESSIONAL SERVICES
3,183		Exponent, Inc	371,552	0.5
8,860		KBR, Inc	421,913	0.6
4,510	*	TriNet Group, Inc	429,623	0.6
9,510	*	Upwork, Inc	324,862	0.4
		Other	652,031	0.8

			2,199,981	2.9

CONSUMER DURABLES & APPAREL
2,940	*	Crocs, Inc	376,967	0.5
4,044	*	Skyline Champion Corp	319,395	0.4
		Other	1,065,491	1.4

			1,761,853	2.3

CONSUMER SERVICES
24,600	*	Houghton Mifflin Harcourt Co	396,060	0.5
11,440		International Game Technology plc	330,730	0.5
3,640		Texas Roadhouse, Inc (Class A)	324,979	0.4
		Other	1,862,175	2.5

			2,913,944	3.9

DIVERSIFIED FINANCIALS
8,190		Federated Investors, Inc (Class B)	307,780	0.4
		Other	2,064,003	2.8

			2,371,783	3.2

See notes to financial statements	TIAA-CREF Life Funds ▪ 2021 Annual Report	59

Summary portfolio of investments	continued

Small-Cap Equity Fund  ▪  December 31, 2021

Shares		Company	Value	% of net assets

ENERGY
4,860		Chesapeake Energy Corp	$313,567	0.4%
13,200		Ovintiv, Inc	444,840	0.6
		Other	2,610,197	3.5

			3,368,604	4.5

FOOD & STAPLES RETAILING
11,103	*,d	BJ’s Wholesale Club Holdings, Inc	743,568	1.0
		Other	231,481	0.3

			975,049	1.3

FOOD, BEVERAGE & TOBACCO			1,099,318	1.5

HEALTH CARE EQUIPMENT & SERVICES
11,430	*	Option Care Health, Inc	325,069	0.4
13,110	*	R1 RCM, Inc	334,174	0.5
4,470	*	Tenet Healthcare Corp	365,154	0.5
		Other	4,229,875	5.6

			5,254,272	7.0

HOUSEHOLD & PERSONAL PRODUCTS			756,962	1.0

INSURANCE			1,012,858	1.3

MATERIALS
11,473	*	Summit Materials, Inc	460,526	0.6
		Other	2,881,884	3.9

			3,342,410	4.5

MEDIA & ENTERTAINMENT			2,288,833	3.0

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
3,747	*	Arena Pharmaceuticals, Inc	348,246	0.5
		Other	7,065,704	9.5

			7,413,950	10.0

REAL ESTATE
2,101		EastGroup Properties, Inc	478,713	0.6
9,610		Healthcare Realty Trust, Inc	304,060	0.4
8,397		National Storage Affiliates Trust	581,072	0.8
2,821		PS Business Parks, Inc	519,544	0.7
9,886		STAG Industrial, Inc	474,133	0.6
		Other	3,463,493	4.7

			5,821,015	7.8

RETAILING
15,250		Macy’s, Inc	399,245	0.5
		Other	1,399,300	1.9

			1,798,545	2.4

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
7,143	*	Lattice Semiconductor Corp	550,439	0.7
5,200	*	MaxLinear, Inc	392,028	0.5
		Other	1,284,560	1.8

			2,227,027	3.0

60	2021 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	continued

Small-Cap Equity Fund  ▪  December 31, 2021

Shares		Company		Value	% of net assets

SOFTWARE & SERVICES
6,130	*	Digital Turbine, Inc		$373,869	0.5%
2,290	*	ExlService Holdings, Inc		331,523	0.4
4,280	*	Mimecast Ltd		340,560	0.4
2,160	*	SPS Commerce, Inc		307,476	0.4
6,296	*	Tenable Holdings, Inc		346,721	0.5
17,720	*	Vonage Holdings Corp		368,399	0.5
		Other		3,183,769	4.3

				5,252,317	7.0

TECHNOLOGY HARDWARE & EQUIPMENT
4,830	*	II-VI, Inc		330,034	0.4
9,311	*	Sanmina Corp		386,034	0.5
		Other		1,698,771	2.3

				2,414,839	3.2

TELECOMMUNICATION SERVICES				425,519	0.6

TRANSPORTATION
3,141		ArcBest Corp		376,449	0.5
2,541		Forward Air Corp		307,690	0.4
3,901	*	Hub Group, Inc (Class A)		328,620	0.4
1,010	*	Saia, Inc		340,400	0.5
		Other		492,748	0.7

				1,845,907	2.5

UTILITIES
5,975		Portland General Electric Co		316,197	0.4
		Other		2,045,040	2.7

				2,361,237	3.1

		TOTAL COMMON STOCKS	(Cost $56,033,207)	72,919,523	97.3

Principal		Issuer

SHORT-TERM INVESTMENTS
REPURCHASE AGREEMENT
$2,170,000	r	Fixed Income Clearing Corp (FICC)	0.020%, 01/03/22	2,170,000	2.9

				2,170,000	2.9

Shares		Company
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
494,275	c	State Street Navigator Securities Lending Government Money Market Portfolio	0.030%	494,275	0.6

				494,275	0.6

		TOTAL SHORT-TERM INVESTMENTS	(Cost $2,664,275)	2,664,275	3.5

		TOTAL PORTFOLIO	(Cost $58,697,482)	75,583,798	100.8
		OTHER ASSETS & LIABILITIES, NET		(619,557)	(0.8)

		NET ASSETS		$74,964,241	100.0%

See notes to financial statements	TIAA-CREF Life Funds ▪ 2021 Annual Report	61

Summary portfolio of investments	concluded

Small-Cap Equity Fund  ▪  December 31, 2021

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.
r	Agreement with Fixed Income Clearing Corp (FICC), 0.020% dated 12/31/21 to be repurchased at $2,170,000 on 1/3/22, collateralized by Government Agency Securities, with coupon rate 4.250% and maturity date 11/15/40, valued at $2,213,532.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 12/31/21, the aggregate value of securities on loan is $713,638. See Note 4 in the Notes to financial statements for additional information about securities lending collateral.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Futures contracts outstanding as of December 31, 2021 were as follows:

Description	Number of long (short) contracts	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation)

CME E-mini Russell 2000 Index Futures	18	03/18/22	$2,038,566	$2,018,520	$(20,046)

62	2021 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments

Social Choice Equity Fund  ▪  December 31, 2021

Shares		Company	Value	% of net assets

COMMON STOCKS
AUTOMOBILES & COMPONENTS
2,178	*	Tesla, Inc	$2,301,667	2.3%
		Other	264,773	0.2

			2,566,440	2.5

BANKS
11,166		Citigroup, Inc	674,315	0.7
3,210		PNC Financial Services Group, Inc	643,669	0.6
		Other	1,779,058	1.7

			3,097,042	3.0

CAPITAL GOODS
3,556		Caterpillar, Inc	735,167	0.7
1,979		Deere & Co	678,579	0.7
		Other	4,312,682	4.2

			5,726,428	5.6

COMMERCIAL & PROFESSIONAL SERVICES			1,880,710	1.8

CONSUMER DURABLES & APPAREL
5,502		Nike, Inc (Class B)	917,018	0.9
		Other	551,933	0.5

			1,468,951	1.4

CONSUMER SERVICES
297	*	Booking Holdings, Inc	712,571	0.7
6,711		Starbucks Corp	784,986	0.8
		Other	1,132,169	1.1

			2,629,726	2.6

DIVERSIFIED FINANCIALS
4,365		American Express Co	714,114	0.7
830		BlackRock, Inc	759,915	0.7
8,924		Charles Schwab Corp	750,508	0.7
4,756		Intercontinental Exchange Group, Inc	650,478	0.7
7,377		Morgan Stanley	724,126	0.7
1,520		S&P Global, Inc	717,334	0.7
		Other	2,992,508	3.0

			7,308,983	7.2

ENERGY
9,633		ConocoPhillips	695,310	0.7
		Other	1,913,729	1.9

			2,609,039	2.6

FOOD & STAPLES RETAILING			506,290	0.5

See notes to financial statements	TIAA-CREF Life Funds ▪ 2021 Annual Report	63

Summary portfolio of investments	continued

Social Choice Equity Fund  ▪  December 31, 2021

Shares		Company	Value	% of net assets
FOOD, BEVERAGE & TOBACCO
16,569		Coca-Cola Co	$981,051	1.0%

5,764		PepsiCo, Inc	1,001,264	1.0
		Other	812,457	0.7

			2,794,772	2.7

HEALTH CARE EQUIPMENT & SERVICES
1,948	*	Intuitive Surgical, Inc	699,916	0.7
		Other	5,605,558	5.5

			6,305,474	6.2

HOUSEHOLD & PERSONAL PRODUCTS
1,831		Estee Lauder Cos (Class A)	677,836	0.6
8,156		Procter & Gamble Co	1,334,158	1.3
		Other	468,798	0.5

			2,480,792	2.4

INSURANCE			2,730,155	2.7

MATERIALS			2,324,061	2.3

MEDIA & ENTERTAINMENT
13,985		Comcast Corp (Class A)	703,865	0.7
1,682	*	Netflix, Inc	1,013,304	1.0
7,057	*	Walt Disney Co	1,093,059	1.1
		Other	2,739,444	2.6

			5,549,672	5.4

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
2,877		Danaher Corp	946,562	0.9
3,595		Eli Lilly & Co	993,011	1.0
1,589		Thermo Fisher Scientific, Inc	1,060,244	1.0
3,020		Zoetis, Inc	736,971	0.7
		Other	4,268,856	4.2

			8,005,644	7.8

REAL ESTATE
2,624		American Tower Corp	767,520	0.8
4,485		Prologis, Inc	755,095	0.8
		Other	1,757,990	1.6

			3,280,605	3.2

RETAILING
3,475		Home Depot, Inc	1,442,160	1.4
2,971		Lowe’s Companies, Inc	767,944	0.8
2,870		Target Corp	664,233	0.7
		Other	1,602,431	1.5

			4,476,768	4.4

64	2021 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	continued

Social Choice Equity Fund  ▪  December 31, 2021

Shares		Company		Value	% of net assets
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
5,018		Applied Materials, Inc		$ 789,632	0.8%

17,909		Intel Corp		922,314	0.9
978		Lam Research Corp		703,329	0.7
6,746		NVIDIA Corp		1,984,066	1.9
4,581		Texas Instruments, Inc		863,381	0.9
		Other		1,387,600	1.3

				6,650,322	6.5

SOFTWARE & SERVICES
1,897	*	Adobe, Inc		1,075,713	1.1
2,918		Automatic Data Processing, Inc		719,520	0.7
5,645		International Business Machines Corp		754,511	0.7
1,335		Intuit, Inc		858,699	0.8
3,242		Mastercard, Inc (Class A)		1,164,915	1.1
17,470	d	Microsoft Corp		5,875,510	5.8
5,127	*	PayPal Holdings, Inc		966,850	1.0
3,948	*	salesforce.com, Inc		1,003,305	1.0
1,182	*	ServiceNow, Inc		767,248	0.8
		Other		4,746,754	4.6

				17,933,025	17.6

TECHNOLOGY HARDWARE & EQUIPMENT
16,790		Cisco Systems, Inc		1,063,982	1.1
		Other		3,536,219	3.4

				4,600,201	4.5

TELECOMMUNICATION SERVICES
16,544		Verizon Communications, Inc		859,626	0.8
		Other		670,056	0.7

				1,529,682	1.5

TRANSPORTATION
16,587		CSX Corp		623,671	0.6
		Other		1,481,301	1.5

				2,104,972	2.1

UTILITIES
8,866		NextEra Energy, Inc		827,730	0.8
		Other		1,972,029	1.9

				2,799,759	2.7

		TOTAL COMMON STOCKS	(Cost $55,402,025)	101,359,513	99.2

See notes to financial statements	TIAA-CREF Life Funds ▪ 2021 Annual Report	65

Summary portfolio of investments	concluded

Social Choice Equity Fund  ▪  December 31, 2021

Principal		Issuer		Value	% of net assets

SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT				$595,998	0.6%

REPURCHASE AGREEMENT				90,000	0.1

Shares		Company
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
184,450	c	State Street Navigator Securities Lending Government Money Market Portfolio	0.030%	184,450	0.2

				184,450	0.2

		TOTAL SHORT-TERM INVESTMENTS	(Cost $870,442)	870,448	0.9

		TOTAL PORTFOLIO	(Cost $56,272,467)	102,229,961	100.1

		OTHER ASSETS & LIABILITIES, NET		(99,821)	(0.1)

		NET ASSETS		$102,130,140	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 12/31/21, the aggregate value of securities on loan is $200,925. See Note 4 in the Notes to financial statements for additional information about securities lending collateral.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Futures contracts outstanding as of December 31, 2021 were as follows:

Description	Number of long (short) contracts	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation)

S&P 500 E Mini Index	3	03/18/22	$699,628	$713,775	$14,147

66	2021 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments

Stock Index Fund  ▪  December 31, 2021

Shares		Company	Value	% of net assets

COMMON STOCKS
AUTOMOBILES & COMPONENTS
13,982	*	Tesla, Inc	$14,775,898	1.9%
		Other	5,443,182	0.6

			20,219,080	2.5

BANKS
124,900		Bank of America Corp	5,556,801	0.7
50,865		JPMorgan Chase & Co	8,054,473	1.0
69,296		Wells Fargo & Co	3,324,822	0.4
		Other	18,201,766	2.1

			35,137,862	4.2

CAPITAL GOODS			47,974,618	5.7

COMMERCIAL & PROFESSIONAL SERVICES			10,016,116	1.2

CONSUMER DURABLES & APPAREL
21,378		Nike, Inc (Class B)	3,563,071	0.5
		Other	8,251,992	0.9

			11,815,063	1.4

CONSUMER SERVICES
12,863		McDonald’s Corp	3,448,184	0.4
		Other	14,338,953	1.7

			17,787,137	2.1

DIVERSIFIED FINANCIALS
31,754	*	Berkshire Hathaway, Inc (Class B)	9,494,446	1.2
		Other	32,263,165	3.8

			41,757,611	5.0

ENERGY
33,383		Chevron Corp	3,917,495	0.5
73,167	d	Exxon Mobil Corp	4,477,089	0.5
		Other	13,634,930	1.6

			22,029,514	2.6

FOOD & STAPLES RETAILING
7,653		Costco Wholesale Corp	4,344,608	0.5
24,585		Walmart, Inc	3,557,204	0.5
		Other	2,817,619	0.3

			10,719,431	1.3

FOOD, BEVERAGE & TOBACCO
66,999		Coca-Cola Co	3,967,011	0.5
23,845		PepsiCo, Inc	4,142,115	0.5
		Other	14,169,438	1.7

			22,278,564	2.7

See notes to financial statements	TIAA-CREF Life Funds ▪ 2021 Annual Report	67

Summary portfolio of investments	continued

Stock Index Fund  ▪  December 31, 2021

Shares		Company	Value	% of net assets

HEALTH CARE EQUIPMENT & SERVICES
30,001		Abbott Laboratories	$4,222,341	0.5%
16,227		UnitedHealth Group, Inc	8,148,226	1.0
		Other	35,338,158	4.2

			47,708,725	5.7

HOUSEHOLD & PERSONAL PRODUCTS
41,730		Procter & Gamble Co	6,826,193	0.8
		Other	5,023,893	0.6

			11,850,086	1.4

INSURANCE			16,649,394	2.0

MATERIALS			20,193,896	2.4

MEDIA & ENTERTAINMENT
5,197	*	Alphabet, Inc (Class A)	15,055,917	1.8
4,849	*	Alphabet, Inc (Class C)	14,031,018	1.7
78,732		Comcast Corp (Class A)	3,962,582	0.5
40,891	*	Meta Platforms, Inc	13,753,688	1.7
7,463	*	Netflix, Inc	4,496,010	0.6
31,363	*	Walt Disney Co	4,857,815	0.6
		Other	11,090,471	1.1

			67,247,501	8.0

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
30,505		AbbVie, Inc	4,130,377	0.5
10,967		Danaher Corp	3,608,253	0.5
14,681		Eli Lilly & Co	4,055,186	0.5
45,433		Johnson & Johnson	7,772,223	1.0
43,664		Merck & Co, Inc	3,346,409	0.4
96,540		Pfizer, Inc	5,700,687	0.7
6,791		Thermo Fisher Scientific, Inc	4,531,227	0.5
		Other	29,730,775	3.5

			62,875,137	7.6

REAL ESTATE			29,572,728	3.5

RETAILING
7,499	*	Amazon.com, Inc	25,004,216	3.0
18,359		Home Depot, Inc	7,619,169	0.9
12,008		Lowe’s Companies, Inc	3,103,828	0.4
		Other	16,691,032	2.0

			52,418,245	6.3

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
20,971	*	Advanced Micro Devices, Inc	3,017,727	0.4
6,902		Broadcom, Inc	4,592,660	0.6
69,802		Intel Corp	3,594,803	0.4
41,355		NVIDIA Corp	12,162,919	1.5

68	2021 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	continued

Stock Index Fund  ▪  December 31, 2021

Shares		Company		Value	% of net assets

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—continued
19,493		QUALCOMM, Inc		$3,564,685	0.4%
		Other		21,543,744	2.5

				48,476,538	5.8

SOFTWARE & SERVICES
10,998		Accenture plc		4,559,221	0.5
8,278	*	Adobe, Inc		4,694,123	0.6
15,123		Mastercard, Inc (Class A)		5,433,996	0.7
130,240		Microsoft Corp		43,802,317	5.2
20,315	*	PayPal Holdings, Inc		3,831,003	0.5
16,115	*	salesforce.com, Inc		4,095,305	0.5
29,240		Visa, Inc (Class A)		6,336,600	0.8
		Other		48,915,035	5.9

				121,667,600	14.7

TECHNOLOGY HARDWARE & EQUIPMENT
266,951		Apple, Inc		47,402,489	5.7
72,927		Cisco Systems, Inc		4,621,384	0.6
		Other		11,395,256	1.3

				63,419,129	7.6

TELECOMMUNICATION SERVICES
123,036		AT&T, Inc		3,026,686	0.4
71,674		Verizon Communications, Inc		3,724,181	0.5
		Other		1,775,442	0.2

				8,526,309	1.1

TRANSPORTATION				15,570,942	1.9

UTILITIES
34,109		NextEra Energy, Inc		3,184,416	0.4
		Other		17,030,437	2.0

				20,214,853	2.4

		TOTAL COMMON STOCKS	(Cost $258,927,160)	826,126,079	99.1

RIGHTS / WARRANTS
ENERGY				131	0.0

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES				44	0.0

		TOTAL RIGHTS / WARRANTS
			(Cost $24)	175	0.0

See notes to financial statements	TIAA-CREF Life Funds ▪ 2021 Annual Report	69

Summary portfolio of investments	concluded

Stock Index Fund  ▪  December 31, 2021

Principal		Issuer		Value	% of net assets

SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT
$7,800,000		Federal Home Loan Bank (FHLB) 0.000%, 01/07/22		$7,799,992	1.0%

				7,799,992	1.0

REPURCHASE AGREEMENT				40,000	0.0

Shares		Company
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
1,558,762	c	State Street Navigator Securities Lending Government Money Market Portfolio	0.030%	1,558,762	0.2

				1,558,762	0.2

		TOTAL SHORT-TERM INVESTMENTS	(Cost $9,398,730)	9,398,754	1.2

		TOTAL PORTFOLIO	(Cost $268,325,914)	835,525,008	100.3
		OTHER ASSETS & LIABILITIES, NET		(2,097,325)	(0.3)

		NET ASSETS		$833,427,683	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 12/31/21, the aggregate value of securities on loan is $3,356,861. See Note 4 in the Notes to financial statements for additional information about securities lending collateral.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Futures contracts outstanding as of December 31, 2021 were as follows:

Description	Number of long (short) contracts	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation)

S&P 500 E Mini Index	32	03/18/22	$7,492,253	$7,613,600	$121,347

70	2021 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments

International Equity Fund  ▪  December 31, 2021

Shares		Company	Value	% of net assets

COMMON STOCKS
AUSTRALIA
53,541	[e]	BHP Billiton Ltd	$1,616,495	1.1%
30,268		Commonwealth Bank of Australia	2,225,039	1.6
22,433		Rio Tinto plc	1,479,372	1.0
		Other	1,225,932	0.9

			6,546,838	4.6

BRAZIL			1,028,362	0.7

CHINA			1,470,100	1.0

DENMARK
10,534		DSV AS	2,454,720	1.7

			2,454,720	1.7

FINLAND
140,823		Nordea Bank Abp	1,725,375	1.2

			1,725,375	1.2

FRANCE
27,202	*	Airbus SE	3,480,328	2.4
39,976		BNP Paribas S.A.	2,763,982	1.9
36,998		Compagnie de Saint-Gobain	2,602,682	1.8
111,684		Credit Agricole S.A.	1,592,313	1.1
35,812		Dassault Systemes SE	2,125,275	1.5
11,807		Essilor International S.A.	2,513,436	1.8
2,907		Kering	2,332,436	1.6
39,080		Total S.A.	1,989,180	1.4
14,204		Vinci S.A.	1,500,152	1.1
		Other	1,292,294	0.9

			22,192,078	15.5

GERMANY
5,481		Adidas-Salomon AG.	1,578,228	1.1
27,187		Deutsche Post AG.	1,748,688	1.2
34,007		Infineon Technologies AG.	1,565,630	1.1
35,615		RWE AG.	1,442,996	1.0
24,097		Siemens AG.	4,173,667	2.9
		Other	3,709,511	2.6

			14,218,720	9.9

HONG KONG
42,099		Hong Kong Exchanges and Clearing Ltd	2,462,117	1.7

			2,462,117	1.7

IRELAND
45,429		CRH plc	2,405,012	1.7

			2,405,012	1.7

See notes to financial statements	TIAA-CREF Life Funds ▪ 2021 Annual Report	71

Summary portfolio of investments	continued

International Equity Fund  ▪  December 31, 2021

Shares		Company	Value	% of net assets
ITALY
27,858		Moncler S.p.A	$2,013,249	1.4%
		Other	1,133,228	0.7

			3,146,477	2.1

JAPAN
85,200		Daiichi Sankyo Co Ltd	2,168,461	1.5
8,384		Daikin Industries Ltd	1,899,137	1.3
7,100	*	Fanuc Ltd	1,509,189	1.1
58,251	*	Hitachi Ltd	3,155,650	2.2
4,300		Keyence Corp	2,703,660	1.9
3,174		Nintendo Co Ltd	1,484,978	1.0
50,500		Recruit Holdings Co Ltd	3,073,212	2.1
37,992		Sony Corp	4,797,560	3.3
41,300		Sumitomo Mitsui Financial Group, Inc	1,410,283	1.0
174,215	*	Toyota Motor Corp	3,219,944	2.3
		Other	3,717,789	2.7

			29,139,863	20.4

KOREA, REPUBLIC OF			885,555	0.6

NETHERLANDS
5,811		ASML Holding NV	4,654,726	3.3
13,598		Heineken NV	1,530,315	1.1
230,571		ING Groep NV	3,205,629	2.2
117,580		Royal Dutch Shell plc (A Shares)	2,576,695	1.8
		Other	1,205,133	0.8

			13,172,498	9.2

NORWAY
59,392		Equinor ASA	1,572,658	1.1

			1,572,658	1.1

RUSSIA
17,749		TCS Group Holding plc (ADR)	1,496,596	1.0
		Other	1,298,300	0.9

			2,794,896	1.9

SPAIN
332,967		Banco Bilbao Vizcaya Argentaria S.A.	1,974,821	1.4

			1,974,821	1.4

SWITZERLAND
2,555		Lonza Group AG.	2,127,262	1.5
12,282		Nestle S.A.	1,714,779	1.2
7,535		Roche Holding AG.	3,125,979	2.2

			6,968,020	4.9

TAIWAN			1,074,248	0.7

72	2021 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	concluded

International Equity Fund  ▪  December 31, 2021

Shares	Company		Value	% of net assets
UNITED KINGDOM
29,633	Ashtead Group plc		$2,388,850	1.7%
33,670	AstraZeneca plc		3,931,624	2.7
1,070,130	Barclays plc		2,725,900	1.9
68,521	Diageo plc		3,746,457	2.6
7,698	Linde plc (Xetra)		2,671,264	1.9

452,146	Tesco plc		1,780,132	1.2
	Other		2,682,576	1.9

			19,926,803	13.9

UNITED STATES
19,307	Schneider Electric S.A.		3,795,667	2.6

			3,795,667	2.6

	TOTAL COMMON STOCKS	(Cost $106,917,636)	138,954,828	96.8

Principal	Issuer

SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT
$4,191,000	Federal Farm Credit Bank (FFCB)	0.000%, 01/13/22	4,190,988	3.0

			4,190,988	3.0

REPURCHASE AGREEMENT			195,000	0.1

	TOTAL SHORT-TERM INVESTMENTS	(Cost $4,385,944)	4,385,988	3.1

	TOTAL PORTFOLIO	(Cost $111,303,580)	143,340,816	99.9
	OTHER ASSETS & LIABILITIES, NET		149,299	0.1

	NET ASSETS		$143,490,115	100.0%

ADR	American Depositary Receipt

*	Non-income producing

[e]	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $1,584,244. See Note 4 in the Notes to financial statements for additional information about securities lending collateral.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 12/31/21, the aggregate value of securities exempt from registration under Rule 144(A) of the Securities Act of 1933, as amounted to amended, is $840,561 or 0.6% of net assets. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Life Funds ▪ 2021 Annual Report	73

Summary portfolio of investments

Core Bond Fund  ▪  December 31, 2021

Principal	Issuer		Value	% of net assets

BANK LOAN OBLIGATIONS
CAPITAL GOODS			$130,284	0.1%

COMMERCIAL & PROFESSIONAL SERVICES			437,544	0.2

CONSUMER SERVICES			260,537	0.1

DIVERSIFIED FINANCIALS			33,663	0.0

ENERGY			120,884	0.0

FOOD, BEVERAGE & TOBACCO			599,538	0.3

HEALTH CARE EQUIPMENT & SERVICES			375,383	0.2

HOUSEHOLD & PERSONAL PRODUCTS			34,596	0.0

INSURANCE			192,113	0.1

MATERIALS			191,614	0.1

MEDIA & ENTERTAINMENT			626,845	0.3

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES			211,244	0.1

REAL ESTATE			96,277	0.0

SOFTWARE & SERVICES			147,049	0.1

TECHNOLOGY HARDWARE & EQUIPMENT			79,962	0.0

TRANSPORTATION			102,616	0.0

	TOTAL BANK LOAN OBLIGATIONS	(Cost $3,666,142)	3,640,149	1.6

BONDS

CORPORATE BONDS
AUTOMOBILES & COMPONENTS			583,317	0.3

BANKS
$1,600,000	Bank of America Corp	2.456%–2.592, 10/22/25–04/29/31	1,626,413	0.7
600,000	Citigroup, Inc	2.520%, 11/03/32	599,289	0.3
550,000	HSBC Holdings plc	6.000%, N/A‡	591,937	0.3
725,000	JPMorgan Chase & Co	1.953%, 02/04/32	698,293	0.3
2,513,000	JPMorgan Chase & Co	2.301%–6.100%, 05/18/23–N/A‡	2,621,964	1.1
	Other		15,737,619	6.8

			21,875,515	9.5

CAPITAL GOODS			2,678,906	1.2

COMMERCIAL & PROFESSIONAL SERVICES			811,357	0.3

CONSUMER DURABLES & APPAREL			8,720	0.0

CONSUMER SERVICES			918,101	0.4

74	2021 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	continued

Core Bond Fund  ▪  December 31, 2021

Principal	Issuer		Value	% of net assets

DIVERSIFIED FINANCIALS
$ 500,000	GE Capital International Funding Co	4.418%, 11/15/35	$596,680	0.2%
575,000	Morgan Stanley	3.125%, 07/27/26	609,111	0.3
	Other		9,145,770	4.0

			10,351,561	4.5

ENERGY			10,050,513	4.4

FOOD & STAPLES RETAILING			849,290	0.4

FOOD, BEVERAGE & TOBACCO			2,696,724	1.2

HEALTH CARE EQUIPMENT & SERVICES			4,578,855	2.0

HOUSEHOLD & PERSONAL PRODUCTS			100,854	0.0

INSURANCE			2,805,078	1.2

MATERIALS			4,012,564	1.7

MEDIA & ENTERTAINMENT
600,000	Charter Communications Operating LLC	4.800%, 03/01/50	671,781	0.3
	Other		5,292,968	2.3

			5,964,749	2.6

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES			3,383,035	1.5

REAL ESTATE			6,932,102	3.0

RETAILING			1,044,886	0.5

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT			1,429,415	0.6

SOFTWARE & SERVICES			1,988,372	0.9

TECHNOLOGY HARDWARE & EQUIPMENT
575,000	Apple, Inc	2.050%, 09/11/26	590,674	0.3
	Other		768,162	0.3

			1,358,836	0.6

TELECOMMUNICATION SERVICES
564,000	AT&T, Inc	2.550%, 12/01/33	551,616	0.2
550,000	Verizon Communications, Inc	3.400%, 03/22/41	575,819	0.2
	Other		5,428,439	2.4

			6,555,874	2.8

TRANSPORTATION			966,001	0.4

UTILITIES			7,830,896	3.4

	TOTAL CORPORATE BONDS	(Cost $97,058,355)	99,775,521	43.4

See notes to financial statements	TIAA-CREF Life Funds ▪ 2021 Annual Report	75

Summary portfolio of investments	continued

Core Bond Fund  ▪  December 31, 2021

Principal		Issuer		Value	% of net assets

GOVERNMENT BONDS
FOREIGN GOVERNMENT BONDS				$7,574,203	3.2%

MORTGAGE BACKED
$ 1,188,920		Federal Home Loan Mortgage Corp (FHLMC)	3.000%, 11/01/49	1,251,093	0.6
1,325,000	h	Federal National Mortgage Association (FNMA)	2.000%, 01/25/36	1,356,702	0.6
910,000	h	FNMA	2.500%, 01/25/37	940,591	0.4
1,250,000	h	FNMA	2.000%, 02/25/37	1,277,759	0.6
1,226,000	h	FNMA	2.500%, 01/25/51	1,250,813	0.6
1,340,000	h	FNMA	2.000%, 01/25/51	1,335,871	0.6
6,310,000	h	FNMA	2.500%, 02/25/51	6,421,688	2.8
2,350,000	h	FNMA	3.000%, 02/25/51	2,430,934	1.1
1,810,000	h	FNMA	3.000%, 01/25/52	1,875,093	0.8
6,490,000	h	FNMA	2.000%, 02/25/52	6,455,553	2.8
6,971,719	i	FNMA	2.000%–7.500%, 06/01/32–01/01/52	6,426,350	2.7
3,320,000	h	Government National Mortgage Association (GNMA)	2.500%, 01/20/51	3,399,884	1.5
1,400,000	h	GNMA	3.000%, 02/20/51	1,445,943	0.6
1,630,000	h	GNMA	2.000%, 01/20/52	1,644,716	0.7
1,350,000	h	GNMA	3.000%, 01/20/52	1,396,781	0.6
1,150,000	h	GNMA	2.500%, 02/20/52	1,175,110	0.5
		Other		4,534,004	1.9

				44,618,885	19.4

MUNICIPAL BONDS
1,400,000		State of Illinois	5.100%, 06/01/33	1,618,238	0.7
		Other		2,869,108	1.3

				4,487,346	2.0

U.S. TREASURY SECURITIES
1,100,000		United States Treasury Bond	3.125%, 11/15/41	1,321,848	0.6
1,535,700		United States Treasury Bond	3.000%, 11/15/45	1,844,879	0.8
1,615,000		United States Treasury Bond	2.875%, 11/15/46	1,910,179	0.8
765,000		United States Treasury Bond	3.000%, 05/15/47	928,519	0.4
1,096,380	k	United States Treasury Inflation Indexed Bonds	0.500%, 04/15/24	1,168,645	0.5
1,000,000		United States Treasury Note	0.875%, 09/30/26	982,148	0.4
1,439,000		United States Treasury Note	1.125%, 08/31/28	1,411,119	0.6
2,855,000		United States Treasury Note	1.375%, 10/31/28	2,843,402	1.3
1,000,000		United States Treasury Note	1.375%, 12/31/28	996,406	0.4
580,200		United States Treasury Note	2.000%, 08/15/51	591,441	0.3
2,220,000		United States Treasury Note	0.125%–2.250%, 01/31/23–11/15/51	2,217,429	1.0
		Other		230,278	0.1

				16,446,293	7.2

		TOTAL GOVERNMENT BONDS	(Cost $71,372,409)	73,126,727	31.8

76	2021 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	continued

Core Bond Fund  ▪  December 31, 2021

Principal		Issuer		Value	% of net assets

STRUCTURED ASSETS
ASSET BACKED
$ 1,250,000		CarMax Auto Owner Trust
		Series—2021 1 (Class D)	1.280%, 07/15/27	$1,231,803	0.6%
		Other		19,394,137	8.4

				20,625,940	9.0

OTHER MORTGAGE BACKED
575,000	g	BXP Trust
		Series—2017 CC (Class A)	3.459%, 08/13/37	612,859	0.2
745,447		COMM Mortgage Trust
		Series—2012 CR4 (Class A3)	2.853%, 10/15/45	753,457	0.3
1,000,000	g,i	COMM Mortgage Trust
		Series—2013 CR8 (Class B)	3.929%, 06/10/46	1,028,892	0.5
550,000	i	COMM Mortgage Trust
		Series—2015 CR23 (Class B)	4.183%, 05/10/48	575,002	0.3
600,000	i	COMM Mortgage Trust
		Series—2015 LC23 (Class AM)	4.158%, 10/10/48	642,104	0.3
770,000	g	SLG Office Trust
		Series—2021 OVA (Class E)	2.851%, 07/15/41	729,393	0.3
675,000	g,i	UBS-Barclays Commercial Mortgage Trust
		Series—2013 C6 (Class B)	3.875%, 04/10/46	678,710	0.3
		Other		18,773,614	8.1

				23,794,031	10.3

		TOTAL STRUCTURED ASSETS	(Cost $44,408,794)	44,419,971	19.3

		TOTAL BONDS	(Cost $212,839,558)	217,322,219	94.5

Shares		Company

PREFERRED STOCKS
BANKS				266,229	0.1

		TOTAL PREFERRED STOCKS	(Cost $759,550)	266,229	0.1

Principal		Issuer

SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT
$10,000,000		Federal Home Loan Bank (FHLB)	0.000%, 01/21/22	9,999,950	4.4
6,005,000		Tennessee Valley Authority (TVA)	0.000%, 01/05/22	6,004,996	2.6
3,719,000		Tennessee Valley Authority (TVA)	0.000%, 01/12/22	3,718,991	1.6

				19,723,937	8.6

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
1,169,559	c	State Street Navigator Securities Lending Government Money Market Portfolio	0.030%,	1,169,559	0.5

				1,169,559	0.5

See notes to financial statements	TIAA-CREF Life Funds ▪ 2021 Annual Report	77

Summary portfolio of investments	concluded

Core Bond Fund  ▪  December 31, 2021

Principal		Issuer		Value	% of net assets

REPURCHASE AGREEMENT
$ 19,325,000	r	Fixed Income Clearing Corp (FICC)	0.020%, 01/03/22	$19,325,000	8.4%

				19,325,000	8.4

TREASURY DEBT				200,814	0.1

				200,814	0.1

		TOTAL SHORT-TERM INVESTMENTS	(Cost $40,418,936)	40,419,310	17.6

		TOTAL PORTFOLIO	(Cost $257,684,186)	261,647,907	113.8
		OTHER ASSETS & LIABILITIES, NET		(31,634,366)	(13.8)

		NET ASSETS		$230,013,541	100.0%

‡	Perpetual security
c	Investments made with cash collateral received from securities on loan.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 12/31/21, the aggregate value of these securities, including those in “Other,” is $60,581,739 or 26.3% of net assets.
h	All or a portion of these securities were purchased on a delayed delivery basis.
i	Floating or variable rate security includes the reference rate and spread, unless the variable rate is based on the underlying asset of the security. Coupon rate reflects the rate at period end.
k	Principal amount for interest accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
r	Agreement with Fixed Income Clearing Corp (FICC), 0.010% dated 12/31/21 to be repurchased at $19,325,000 on 1/3/22, collateralized by Government Agency Securities, with coupon rate 1.875% and maturity date 2/15/41, valued at $19,711,546.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 12/31/21, the aggregate value of securities on loan is $1,139,539. See Note 4 in the Notes to financial statements for additional information about securities lending collateral.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Forward foreign currency contracts outstanding as of December 31, 2021 were as follows:

Currency to be purchased	Receive	Currency to be sold	Deliver	Counterparty	Settlement date	Unrealized appreciation (depreciation)

	$121,193	EUR	106,964	Toronto Dominion Bank	03/15/22	$(691)

EUR	Euro

78	2021 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments

Money Market Fund  ▪  December 31, 2021

Principal	Issuer		Value	% net assets

SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT
$ 1,716,000	Federal Agricultural Mortgage Corp (FAMC)	0.000%, 02/16/22	$1,715,910	1.8%
1,520,000	FAMC	0.000%, 02/02/22–03/01/22	1,519,888	1.5
980,000	Federal Farm Credit Bank (FFCB)	0.000%, 01/10/22	979,988	1.0
900,000	FFCB	0.000%, 01/18/22	899,979	0.9
752,000	FFCB	0.000%, 02/11/22	751,957	0.8
1,000,000	FFCB	0.000%, 02/17/22	999,935	1.0
1,885,000	FFCB	0.000–2.280%, 01/18/22–05/25/22	1,886,842	2.0
4,208,000	Federal Home Loan Bank (FHLB)	0.000%, 01/07/22	4,207,967	4.4
750,000	FHLB	0.040%, 01/07/22	749,999	0.8
1,457,000	FHLB	0.000%, 01/10/22	1,456,985	1.5
2,289,000	FHLB	0.000%, 01/13/22	2,288,968	2.4
750,000	FHLB	0.045%, 01/13/22	749,998	0.8
2,444,000	FHLB	0.000%, 01/14/22	2,443,957	2.5
1,488,000	FHLB	0.000%, 01/19/22	1,487,967	1.6
2,553,000	FHLB	0.000%, 01/21/22	2,552,933	2.6
1,650,000	FHLB	0.000%, 01/26/22	1,649,947	1.7
1,050,000	FHLB	0.040%, 01/28/22	1,049,990	1.1
2,450,000	FHLB	0.035%, 02/01/22	2,449,965	2.5
2,809,000	FHLB	0.000%, 02/02/22	2,808,879	2.9
3,121,000	FHLB	0.000%, 02/09/22	3,120,832	3.2
1,000,000	FHLB	0.050%, 02/10/22	999,993	1.0
1,300,000	FHLB	0.000%, 02/11/22	1,299,931	1.4
3,951,000	FHLB	0.000%, 02/23/22	3,950,708	4.1
800,000	FHLB	0.000%, 03/16/22	799,918	0.8
1,000,000	FHLB	0.045%, 03/17/22	999,982	1.0
2,482,000	FHLB	0.000%, 03/23/22	2,481,665	2.6
2,531,000	FHLB	0.000%, 04/01/22	2,530,665	2.6
5,613,000	FHLB	0.000–2.500%, 01/05/22–06/10/22	5,616,834	5.7
3,419,000	Federal Home Loan Mortgage Corp (FHLMC)	2.375%, 01/13/22	3,421,589	3.5
1,042,000	Federal National Mortgage Association (FNMA)	2.000%, 01/05/22	1,042,220	1.1
834,000	FNMA	2.625%, 01/11/22	834,584	0.9
1,102,000	FNMA	0.000–2.250%, 01/19/22–04/12/22	1,103,850	1.1
	Other		100,060	0.1

			60,954,885	62.9

TREASURY DEBT
1,000,000	United States Cash Management Bill	0.000%, 03/08/22	999,903	1.0
1,000,000	United States Cash Management Bill	0.000%, 03/29/22	999,839	1.0
850,000	United States Cash Management Bill	0.000%, 04/05/22	849,839	0.9
750,000	United States Cash Management Bill	0.000%, 04/12/22	749,816	0.8
900,000	United States Treasury Bill	0.000%, 02/17/22	899,941	0.9
1,382,000	United States Treasury Bill	0.000%, 03/10/22	1,381,861	1.4
2,300,000	United States Treasury Bill	0.000%, 03/24/22	2,299,645	2.4
1,118,000	United States Treasury Bill	0.000%, 01/06/22–03/03/22	1,117,930	1.2
800,000	United States Treasury Note	1.375%, 01/31/22	800,862	0.8
2,000,000	United States Treasury Note	1.750%, 02/28/22	2,005,429	2.1
1,318,000	United States Treasury Note	1.875%, 03/31/22	1,323,831	1.4
1,949,000	United States Treasury Note	0.125–2.500%, 01/15/22–04/30/22	1,954,644	2.0

See notes to financial statements	TIAA-CREF Life Funds ▪ 2021 Annual Report	79

Summary portfolio of investments	concluded

Money Market Fund  ▪  December 31, 2021

Principal		Issuer		Value	% net assets
		Other		$518,893	0.5%

				15,902,433	16.4

VARIABLE RATE SECURITIES
$ 1,000,000	i	Federal Farm Credit Bank (FFCB), SOFR + 0.070%	0.120%, 02/17/22	1,000,000	1.0
1,300,000	i	FFCB, SOFR + 0.040%	0.090%, 06/01/22	1,300,015	1.4
1,800,000	i	FFCB, SOFR + 0.005%	0.055%, 07/12/22	1,799,966	1.9
1,000,000	i	FFCB, SOFR + 0.190%	0.240%, 07/14/22	1,000,000	1.0
1,000,000	i	FFCB, SOFR + 0.045%	0.095%, 09/08/22	999,965	1.0
750,000	i	FFCB, SOFR + 0.005%	0.055%, 10/05/22	749,980	0.8
1,275,000	i	FFCB, SOFR + 0.018%	0.068%, 07/13/23	1,274,815	1.3
5,256,000	i	FFCB, SOFR + 0.050%–SOFR + 0.025%	0.055%–0.360%, 08/12/22–10/27/23	5,257,081	5.4
1,000,000	i	Federal Home Loan Bank (FHLB), SOFR + 0.080%	0.130%, 02/22/22	1,000,000	1.0
1,000,000	i	FHLB, SOFR + 0.055%	0.105%, 05/13/22	1,000,000	1.0
750,000	i	FHLB, SOFR + 0.010%	0.060%, 09/09/22	750,000	0.8
1,000,000	i	FHLB, SOFR + 0.085%	0.135%, 10/05/22	1,000,000	1.0
3,945,000	i	FHLB, SOFR + 0.015%–SOFR + 0.030%	0.060–0.140%, 04/11/22–08/11/23	3,945,010	4.1
1,000,000	i	Federal Home Loan Mortgage Corp (FHLMC), SOFR + 0.095%	0.145%, 08/19/22	1,000,000	1.0
		Other		1,710,576	1.8

				23,787,408	24.5

		TOTAL SHORT-TERM INVESTMENTS	(Cost $100,644,726)	$100,644,726	103.8%

		TOTAL PORTFOLIO	(Cost $100,644,726)	100,644,726	103.8
		OTHER ASSETS & LIABILITIES, NET		(3,715,074)	(3.8)

		NET ASSETS		$96,929,652	100.0%

SOFR	Secure Overnight Financing Rate

i	Floating or variable rate security includes the reference rate and spread, unless the variable rate is based on the underlying asset of the security. Coupon rate reflects the rate at period end.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

80	2021 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Portfolio of investments

Balanced Fund  ▪  December 31, 2021

Shares	Security		Value	% of net assets

TIAA-CREF LIFE FUNDS—99.9%[a]
FIXED INCOME—49.4%
3,795,500	TIAA-CREF Life Core Bond Fund		$40,080,480	49.4%

	TOTAL FIXED INCOME		40,080,480	49.4

INTERNATIONAL EQUITY—10.2%
814,949	TIAA-CREF Life International Equity Fund		8,239,139	10.2

	TOTAL INTERNATIONAL EQUITY		8,239,139	10.2

U.S. EQUITY—40.3%
372,746	TIAA-CREF Life Growth Equity Fund		7,782,926	9.6
313,059	TIAA-CREF Life Growth & Income Fund		8,158,329	10.1
363,292	TIAA-CREF Life Large-Cap Value Fund		6,909,823	8.5
83,263	TIAA-CREF Life Real Estate Securities Fund		1,660,266	2.0
93,914	TIAA-CREF Life Small-Cap Equity Fund		1,645,379	2.0
159,220	TIAA-CREF Life Stock Index Fund		6,531,219	8.1

	TOTAL U.S. EQUITY		32,687,942	40.3

	TOTAL TIAA-CREF LIFE FUNDS	(Cost $63,768,989)	81,007,561	99.9

	TOTAL PORTFOLIO	(Cost $63,768,989)	81,007,561	99.9
	OTHER ASSETS & LIABILITIES, NET		67,643	0.1

	NET ASSETS		$ 81,075,204	100.0%

a	The Fund Invest its assets in the affiliated TIAA-CREF Life Funds.

See notes to financial statements	TIAA-CREF Life Funds ▪ 2021 Annual Report	81

Statements of assets and liabilities

TIAA-CREF Life Funds  ▪  December 31, 2021

Growth Equity Fund

ASSETS
Portfolio investments, at value*†	$176,930,110
Cash	—
Receivable from securities transactions	2,057,265
Receivable from Fund shares sold	20,487
Dividends and interest receivable	13,389
Due from affiliates	609
Receivable for variation margin on open futures contracts	—
Other	16,981

Total assets	179,038,841

LIABILITIES
Management fees payable	67,622
Due to affiliates	1,810
Overdraft payable	22,534
Payable for collateral for securities loaned	107,664
Payable for securities transactions	1,235,912
Payable for Fund shares redeemed	494,505
Written optionsà	—
Payable for variation margin on open futures contracts	—
Payable for trustee compensation	9,921
Accrued expenses and other payables	32,763

Total liabilities	1,972,731

NET ASSETS	$177,066,110

NET ASSETS CONSIST OF:
Paid-in-capital	$88,085,618
Total distributable earnings (loss)	88,980,492

NET ASSETS	$177,066,110

Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	8,480,968

Net asset value per share	$20.88

* Includes securities loaned of	$1,070,262
† Portfolio investments, cost	$101,392,273
à Written options premiums	$—

82	2021 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Growth & Income Fund	Large-Cap Value Fund	Real Estate Securities Fund	Small-Cap Equity Fund	Social Choice Equity Fund

$210,753,775	$91,928,860	$108,028,412	$75,583,798	$102,229,961
—	1,866	507	16,868	—
2,932,571	98,461	—	—	682,844
3,850	6,343	27,045	16,776	—
86,406	47,001	293,785	37,318	67,832
—	4,104	2,332	4,997	2,905
—	—	—	—	14,154
24,298	15,096	17,879	8,947	7,905

213,800,900	92,101,731	108,369,960	75,668,704	103,005,601

80,036	34,307	43,898	28,574	12,696
2,240	1,727	1,736	1,710	1,732
2,210,906	—	—	—	11,892
—	—	—	494,275	184,450
36	73,134	—	—	546,094
327,008	165,452	117,318	113,651	85,427
459,724	—	—	—	—
—	—	—	20,010	—
16,711	11,819	14,238	8,966	7,967
54,893	26,055	24,307	37,277	25,203

3,151,554	312,494	201,497	704,463	875,461

$210,649,346	$91,789,237	$108,168,463	$74,964,241	$102,130,140

$ 84,865,928	$55,046,141	$49,571,434	$47,824,979	$45,621,092
125,783,418	36,743,096	58,597,029	27,139,262	56,509,048

$210,649,346	$91,789,237	$108,168,463	$74,964,241	$102,130,140

8,082,689	4,826,796	5,423,822	4,279,125	4,490,515

$ 26.06	$19.02	$19.94	$17.52	$22.74

$ 205,977	$—	$—	$713,638	$200,925
$103,764,968	$58,293,743	$57,460,083	$58,697,482	$56,272,467
$ 525,698	$—	$—	$—	$—

See notes to financial statements	TIAA-CREF Life Funds ▪ 2021 Annual Report	83

Statements of assets and liabilities

TIAA-CREF Life Funds  ▪  December 31, 2021

Stock Index Fund

ASSETS
Portfolio investments, at value*†	$835,525,008
Affiliated investments, at value‡	—
Cash§	—
Cash—foreign^	—
Receivable from securities transactions	12
Receivable for delayed delivery securities	12,367
Receivable from Fund shares sold	4,486
Dividends and interest receivable	526,751
Due from affiliates	—
Receivable for variation margin on open futures contracts	121,415
Other	45,279

Total assets	836,235,318

LIABILITIES
Management fees payable	41,753
Due to affiliates	2,327
Overdraft payable	123,188
Payable for collateral for securities loaned	1,558,762
Payable for securities transactions	—
Payable for delayed delivery securities	—
Payable for Fund shares redeemed	975,857
Unrealized depreciation on forward foreign currency contracts	—
Payable for trustee compensation	45,523
Accrued expenses and other payables	60,225

Total liabilities	2,807,635

NET ASSETS	$833,427,683

NET ASSETS CONSIST OF:
Paid-in-capital	$251,244,935
Total distributable earnings (loss)	582,182,748

NET ASSETS	$833,427,683

Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	20,318,147

Net asset value per share	$41.02

* Includes securities loaned of	$3,356,861
† Portfolio investments, cost	$268,325,914
‡ Affiliated investments, cost	$—
§ Includes cash collateral for mortgage dollar rolls of	$—
^ Foreign cash, cost	$—

84	2021 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

concluded

International Equity Fund	Core Bond Fund	Money Market Fund	Balanced Fund

$143,340,816	$261,647,907	$100,644,726	$—
—	—	—	81,007,561
3,990	1,968,152	614	84,008
9,243	—	—	—
—	493,455	—	466,874
—	19,932,032	—	—
115,639	471,071	—	3,865
316,582	1,193,705	103,904	—
661	9,449	14,004	5,687
—	—	—	—
21,426	25,265	—	3,080

143,808,357	285,741,036	100,763,248	81,571,075

59,627	58,301	8,423	6,774
1,768	1,872	1,775	1,616
—	—	—	—
—	1,169,559	—	—
—	1,481,649	699,978	469,872
—	52,849,405	—	—
198,160	20,975	3,077,577	995
—	691	—	—
16,522	25,333	33	3,130
42,165	119,710	45,810	13,484

318,242	55,727,495	3,833,596	495,871

$143,490,115	$230,013,541	$96,929,652	$81,075,204

$113,944,184	$220,381,490	$96,929,238	$60,469,987
29,545,931	9,632,051	414	20,605,217

$143,490,115	$230,013,541	$96,929,652	$81,075,204

14,198,201	21,786,991	96,913,182	5,674,638

$ 10.11	$10.56	$1.00	$14.29

$ 1,584,244	$1,139,539	$—	$—
$111,303,580	$257,684,186	$100,644,726	$—
$ —	$—	$—	$63,768,989
$ —	$1,960,000	$—	$—
$ 9,044	$—	$—	$—

See notes to financial statements	TIAA-CREF Life Funds ▪ 2021 Annual Report	85

Statements of operations

TIAA-CREF Life Funds  ▪  For the year ended December 31, 2021

Growth Equity Fund

INVESTMENT INCOME
Dividends*	$700,192
Payment from affiliate	26,811
Income from securities lending, net	33,198
Interest	331

Total income	760,532

EXPENSES
Management fees	786,780
Shareholder servicing	2,319
Custody and accounting fees	13,837
Professional fees	38,944
Administrative service fees	19,324
Shareholder reports	35,771
Trustee fees and expenses	1,792
Other expenses	17,413

Total expenses	916,180
Less: Expenses reimbursed by the investment adviser	(5,346)

Net expenses	910,834

Net investment income (loss)	(150,302)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Realized gain (loss):
Portfolio investments‡	14,123,875
Purchased options	—
Written options	—
Futures contracts	—
Foreign currency transactions	8,557

Net realized gain (loss) on total investments	14,132,432

Change in unrealized appreciation (depreciation) on:
Portfolio investments	11,611,850
Purchased options	—
Written options	—
Futures contracts	—
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	4,356

Net change in unrealized appreciation (depreciation) on total investments and from unaffiliated and affiliated investments	11,616,206

Net realized and unrealized gain (loss) on total investments	25,748,638

Net increase (decrease) in net assets from operations	$25,598,336

* Net of foreign withholding taxes of	$11,446
‡ Includes net realized gain (loss) from securities sold to affiliates of	$124,595

86	2021 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Growth & Income Fund	Large-Cap Value Fund	Real Estate Securities Fund	Small-Cap Equity Fund	Social Choice Equity Fund

$2,215,529	$1,439,803	$1,808,408	$682,954	$1,215,259
28,849	12,609	13,389	—	—
21,069	—	—	11,424	4,133
198	118	253	(27)	185

2,265,645	1,452,530	1,822,050	694,351	1,219,577

889,022	383,157	470,081	328,366	139,395
2,453	2,232	2,235	2,131	2,368
39,930	30,697	15,571	33,396	18,457
29,305	28,346	29,497	25,757	21,438
19,518	18,461	18,530	18,336	18,531
20,745	11,615	14,479	13,615	14,445
2,024	872	972	714	942
25,467	17,854	18,168	18,905	24,491

1,028,464	493,234	569,533	441,220	240,067
(1,019)	(49,869)	(33,532)	(62,820)	(35,427)

1,027,445	443,365	536,001	378,400	204,640

1,238,200	1,009,165	1,286,049	315,951	1,014,937

18,304,539	5,068,510	7,393,124	12,782,983	9,534,108
(30,132)	—	—	—	—
512,575	—	—	—	—
—	—	—	332,572	96,286
(4,803)	—	1,234	—	—

18,782,179	5,068,510	7,394,358	13,115,555	9,630,394

24,037,806	13,534,062	22,631,350	1,286,677	10,769,328
11,568	—	—	—	—
(132,286)	—	—	—	—
—	—	—	(92,784)	322
(404)	(72)	—	—	—

23,916,684	13,533,990	22,631,350	1,193,893	10,769,650

42,698,863	18,602,500	30,025,708	14,309,448	20,400,044

$43,937,063	$19,611,665	$31,311,757	$14,625,399	$21,414,981

$15,053	$1,534	$884	$1,231	$248
$7,824	$667	$32	$7,345	$—

TIAA-CREF Life Funds ▪ 2021 Annual Report	87

Statements of operations

TIAA-CREF Life Funds  ▪  For the year ended December 31, 2021

Stock Index Fund

INVESTMENT INCOME
Dividends:
Unaffiliated investments*	$9,909,634
Affiliated investments	—
Payment from affiliate	—
Income from securities lending, net	39,773
Interest*	378

Total income	9,949,785

EXPENSES
Management fees	457,999
Shareholder servicing	2,515
Custody and accounting fees	22,818
Professional fees	45,357
Administrative service fees	24,839
Shareholder reports	54,998
Trustee fees and expenses	7,834
Other expenses	24,499

Total expenses	640,859
Less: Expenses reimbursed by the investment adviser	—

Net expenses	640,859

Net investment income (loss)	9,308,926

NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Realized gain (loss):
Portfolio investments:
Unaffiliated investments‡	13,835,812
Affiliated investments	—
Futures contracts	1,253,585
Forward foreign currency contracts	—
Swap contracts	—
Foreign currency transactions	—
Realized gain distributions from affiliated investments	—

Net realized gain (loss) on total investments	15,089,397

Change in unrealized appreciation (depreciation) on:
Portfolio investments:
Unaffiliated investments	147,588,148
Affiliated investments	—
Futures contracts	90,103
Forward foreign currency contracts	—
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	—

Net change in unrealized appreciation (depreciation) on total investments and from unaffiliated and affiliated investments	147,678,251

Net realized and unrealized gain (loss) on total investments	162,767,648

Net increase (decrease) in net assets from operations	$172,076,574

* Net of foreign withholding taxes of	$2,173
‡ Includes net realized gain (loss) from securities sold to affiliates of	$(9,213)

88	2021 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

concluded

International Equity Fund	Core Bond Fund	Money Market Fund	Balanced Fund

$4,449,090	$7,191	$—	$—
—	—	—	1,256,236
17,080	—	—	—
13,815	4,029	—	—
475	5,279,336	66,247	—

4,480,460	5,290,556	66,247	1,256,236

675,975	666,607	108,834	77,311
2,343	2,447	1,889	2,205
39,872	137,784	53,857	5,883
36,570	62,742	22,880	14,166
18,933	19,789	18,779	15,232
16,349	27,186	21,075	13,520
1,390	2,337	1,191	806
26,830	20,112	9,895	13,801

818,262	939,004	238,400	142,924
(7,009)	(159,843)	(172,153)	(64,908)

811,253	779,161	66,247	78,016

3,669,207	4,511,395	—	1,178,220

785,273	1,221,853	414	(5,000)
—	—	—	1,374,357
—	—	—	—
—	10,709	—	—
—	8,481	—	—
(8,461)	9,888	—	—
—	—	—	2,099,081

776,812	1,250,931	414	3,468,438

8,903,784	(7,952,028)	—	—
—	—	—	2,498,278
—	—	—	—
—	(691)	—	—
(19,035)	(2,089)	—	—

8,884,749	(7,954,808)	—	2,498,278

9,661,561	(6,703,877)	414	5,966,716

$13,330,768	$(2,192,482)	$414	$7,144,936

$478,920	$2,597	$—	$—
$—	$—	$—	$—

TIAA-CREF Life Funds ▪ 2021 Annual Report	89

Statements of changes in net assets

TIAA-CREF Life Funds  ▪  For the year ended

	Growth Equity Fund
	December 31, 2021	December 31, 2020

OPERATIONS
Net investment income (loss)	$(150,302)	$288,364
Net realized gain (loss) on total investments	14,132,432	31,995,800
Net change in unrealized appreciation (depreciation) on total investments	11,616,206	18,837,211

Net increase (decrease) in net assets from operations	25,598,336	51,121,375

DISTRIBUTIONS TO SHAREHOLDERS	(32,457,590)	(10,356,297)

Total distributions	(32,457,590)	(10,356,297)

SHAREHOLDER TRANSACTIONS
Subscriptions	18,152,891	37,578,418
Reinvestments of distributions	32,457,589	10,356,297
Redemptions	(33,120,342)	(40,203,080)

Net increase (decrease) from shareholder transactions	17,490,138	7,731,635

Net increase (decrease) in net assets	10,630,884	48,496,713

NET ASSETS
Beginning of period	166,435,226	117,938,513

End of period	$177,066,110	$166,435,226

CHANGE IN FUND SHARES
Shares sold:	787,585	2,111,441
Shares reinvested:	1,555,972	549,989
Shares redeemed:	(1,470,166)	(2,255,366)

Net increase (decrease) from shareholder transactions	873,391	406,064

90	2021 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Growth & Income Fund		Large-Cap Value Fund
December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020

$1,238,200	$1,454,201	$1,009,165	$1,193,018
18,782,179	3,547,475	5,068,510	(1,985,982)
23,916,684	24,941,268	13,533,990	2,754,824

43,937,063	29,942,944	19,611,665	1,961,860

(5,534,849)	(8,699,826)	(1,158,549)	(1,299,154)

(5,534,849)	(8,699,826)	(1,158,549)	(1,299,154)

13,839,677	10,693,429	13,773,372	10,721,832
5,534,421	8,699,145	1,158,396	1,298,983
(24,280,471)	(23,706,990)	(15,424,376)	(13,955,827)

(4,906,373)	(4,314,416)	(492,608)	(1,935,012)

33,495,841	16,928,702	17,960,508	(1,272,306)

177,153,505	160,224,803	73,828,729	75,101,035

$210,649,346	$177,153,505	$91,789,237	$73,828,729

574,341	590,401	784,848	810,807
225,619	472,266	65,115	99,387
(996,631)	(1,299,064)	(881,079)	(1,085,251)

(196,671)	(236,397)	(31,116)	(175,057)

TIAA-CREF Life Funds ▪ 2021 Annual Report	91

Statements of changes in net assets

TIAA-CREF Life Funds  ▪  For the year ended

	Real Estate Securities Fund
	December 31, 2021	December 31, 2020

OPERATIONS
Net investment income (loss)	$1,286,049	$1,430,898
Net realized gain (loss) on total investments	7,394,358	(345,636)
Net change in unrealized appreciation (depreciation) on total investments	22,631,350	(438,735)

Net increase (decrease) in net assets from operations	31,311,757	646,527

DISTRIBUTIONS TO SHAREHOLDERS	(1,607,410)	(6,053,015)

Total distributions	(1,607,410)	(6,053,015)

SHAREHOLDER TRANSACTIONS
Subscriptions	11,104,736	7,620,372
Reinvestments of distributions	1,607,290	6,052,541
Redemptions	(15,064,237)	(12,426,848)

Net increase (decrease) from shareholder transactions	(2,352,211)	1,246,065

Net increase (decrease) in net assets	27,352,136	(4,160,423)

NET ASSETS
Beginning of period	80,816,327	84,976,750

End of period	$108,168,463	$80,816,327

CHANGE IN FUND SHARES
Shares sold:	642,719	535,348
Shares reinvested:	90,095	450,338
Shares redeemed:	(870,776)	(870,099)

Net increase (decrease) from shareholder transactions	(137,962)	115,587

92	2021 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

continued

Small-Cap Equity Fund		Social Choice Equity Fund
December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020

$315,951	$257,956	$1,014,937	$955,309
13,115,555	(2,921,926)	9,630,394	2,414,979
1,193,893	9,670,070	10,769,650	10,440,012

14,625,399	7,006,100	21,414,981	13,810,300

(331,112)	(2,212,238)	(3,463,680)	(5,322,958)

(331,112)	(2,212,238)	(3,463,680)	(5,322,958)

15,625,244	7,619,004	7,268,572	6,667,477
331,112	2,212,239	3,463,180	5,322,140
(15,540,674)	(7,979,521)	(8,365,323)	(9,554,192)

415,682	1,851,722	2,366,429	2,435,425

14,709,969	6,645,584	20,317,730	10,922,767

60,254,272	53,608,688	81,812,410	70,889,643

$74,964,241	$60,254,272	$102,130,140	$81,812,410

927,128	690,937	341,240	408,689
19,627	204,458	162,058	328,730
(936,927)	(708,733)	(394,583)	(586,853)

9,828	186,662	108,715	150,566

TIAA-CREF Life Funds ▪ 2021 Annual Report	93

Statements of changes in net assets

TIAA-CREF Life Funds  ▪  For the year ended

	Stock Index Fund
	December 31, 2021	December 31, 2020

OPERATIONS
Net investment income (loss)	$9,308,926	$9,120,558
Net realized gain (loss) on total investments	15,089,397	2,421,970
Net change in unrealized appreciation (depreciation) on total investments	147,678,251	105,562,221

Net increase (decrease) in net assets from operations	172,076,574	117,104,749

DISTRIBUTIONS TO SHAREHOLDERS	(11,386,755)	(12,391,194)

Total distributions	(11,386,755)	(12,391,194)

SHAREHOLDER TRANSACTIONS
Subscriptions	52,884,497	48,638,143
Reinvestments of distributions	11,386,755	12,391,194
Redemptions	(70,265,465)	(71,166,430)

Net increase (decrease) from shareholder transactions	(5,994,213)	(10,137,093)

Net increase (decrease) in net assets	154,695,606	94,576,462

NET ASSETS
Beginning of period	678,732,077	584,155,615

End of period	$833,427,683	$678,732,077

CHANGE IN FUND SHARES
Shares sold:	1,405,182	1,794,172
Shares reinvested:	294,994	433,713
Shares redeemed:	(1,867,537)	(2,590,043)

Net increase (decrease) from shareholder transactions	(167,361)	(362,158)

94	2021 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

continued

International Equity Fund		Core Bond Fund
December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020

$3,669,207	$1,535,453	$4,511,395	$5,180,520
776,812	(4,060,879)	1,250,931	4,298,603
8,884,749	19,238,491	(7,954,808)	5,712,598

13,330,768	16,713,065	(2,192,482)	15,191,721

(1,513,361)	(1,665,039)	(8,951,180)	(5,983,037)

(1,513,361)	(1,665,039)	(8,951,180)	(5,983,037)

19,772,188	14,181,132	32,847,856	25,101,091
1,513,361	1,665,040	8,950,908	5,982,838
(12,058,822)	(16,066,771)	(18,464,798)	(25,470,164)

9,226,727	(220,599)	23,333,966	5,613,765

21,044,134	14,827,427	12,190,304	14,822,449

122,445,981	107,618,554	217,823,237	203,000,788

$143,490,115	$122,445,981	$230,013,541	$217,823,237

1,988,175	1,919,745	3,029,124	2,287,222
149,247	208,130	839,672	546,877
(1,214,297)	(2,099,616)	(1,704,145)	(2,372,638)

923,125	28,259	2,164,651	461,461

TIAA-CREF Life Funds ▪ 2021 Annual Report	95

Statements of changes in net assets

TIAA-CREF Life Funds  ▪  For the year ended

	Money Market Fund
	December 31, 2021	December 31, 2020

OPERATIONS
Net investment income (loss)	$—	$447,634
Net realized gain (loss) on total investments	414	4,963
Net change in unrealized appreciation (depreciation) on total investments	—	—

Net increase (decrease) in net assets from operations	414	452,597

DISTRIBUTIONS TO SHAREHOLDERS	—	(447,661)

Total distributions	—	(447,661)

SHAREHOLDER TRANSACTIONS
Subscriptions	90,250,855	112,874,716
Reinvestments of distributions	—	447,661
Redemptions	(108,360,472)	(104,094,762)

Net increase (decrease) from shareholder transactions	(18,109,617)	9,227,615

Net increase (decrease) in net assets	(18,109,203)	9,232,551

NET ASSETS
Beginning of period	115,038,855	105,806,304

End of period	$96,929,652	$115,038,855

CHANGE IN FUND SHARES
Shares sold:	90,250,855	112,874,716
Shares reinvested:	—	447,661
Shares redeemed:	(108,360,471)	(104,094,762)

Net increase (decrease) from shareholder transactions	(18,109,616)	9,227,615

96	2021 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

concluded

Balanced Fund
December 31, 2021	December 31, 2020

$1,178,220	$1,369,105
3,468,438	1,595,985
2,498,278	6,163,476

7,144,936	9,128,566

(3,191,479)	(3,087,925)

(3,191,479)	(3,087,925)

5,428,142	4,424,931
3,190,880	3,087,333
(5,654,741)	(8,220,673)

2,964,281	(708,409)

6,917,738	5,332,232

74,157,466	68,825,234

$81,075,204	$74,157,466

382,450	350,725
226,786	247,382
(398,706)	(663,464)

210,530	(65,357)

TIAA-CREF Life Funds ▪ 2021 Annual Report	97

Financial highlights

TIAA-CREF Life Funds

		Selected per share data
			Gain (loss) from investment operations
						Less distributions from

For the period or year ended		Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on total investments	Total gain (loss) from investment operations	Net investment income	Net realized gains	Total dividends and distributions

GROWTH EQUITY FUND
12/31/21		$21.88	$(0.02)	$3.55	$3.53	$(0.06)	$(4.47)	$(4.53)
12/31/20		16.38	0.04	6.92	6.96	(0.06)	(1.40)	(1.46)
12/31/19		13.73	0.06	4.05	4.11	(0.07)	(1.39)	(1.46)
12/31/18		14.65	0.07	0.07	0.14	(0.06)	(1.00)	(1.06)
12/31/17	*	11.05	0.06	3.74	3.80	—	(0.20)	(0.20)

GROWTH & INCOME FUND
12/31/21		21.40	0.15	5.19	5.34	(0.19)	(0.49)	(0.68)
12/31/20		18.82	0.18	3.49	3.67	(0.25)	(0.84)	(1.09)
12/31/19		15.54	0.24	4.35	4.59	(0.19)	(1.12)	(1.31)
12/31/18		17.96	0.19	(1.26)	(1.07)	(0.17)	(1.18)	(1.35)
12/31/17	*	14.59	0.16	3.32	3.48	—	(0.11)	(0.11)

LARGE-CAP VALUE FUND
12/31/21		15.20	0.21	3.85	4.06	(0.24)	—	(0.24)
12/31/20		14.92	0.25	0.30	0.55	(0.27)	—	(0.27)
12/31/19		12.40	0.26	3.21	3.47	(0.26)	(0.69)	(0.95)
12/31/18		15.75	0.25	(2.23)	(1.98)	(0.22)	(1.15)	(1.37)
12/31/17	*	14.08	0.21	1.52	1.73	—	(0.06)	(0.06)

REAL ESTATE SECURITIES FUND
12/31/21		14.53	0.23	5.48	5.71	(0.26)	(0.04)	(0.30)
12/31/20		15.60	0.27	(0.17)	0.10	(0.34)	(0.83)	(1.17)
12/31/19		12.31	0.27	3.58	3.85	(0.29)	(0.27)	(0.56)
12/31/18		13.58	0.30	(0.82)	(0.52)	(0.27)	(0.48)	(0.75)
12/31/17	*	12.42	0.24	1.27	1.51	—	(0.35)	(0.35)

SMALL-CAP EQUITY FUND
12/31/21		14.11	0.07	3.42	3.49	(0.08)	—	(0.08)
12/31/20		13.13	0.06	1.46	1.52	(0.10)	(0.44)	(0.54)
12/31/19		12.41	0.12	2.71	2.83	(0.08)	(2.03)	(2.11)
12/31/18		15.81	0.08	(1.61)	(1.53)	(0.10)	(1.77)	(1.87)
12/31/17	*	14.06	0.10	1.97	2.07	—	(0.32)	(0.32)

98	2021 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

			Ratios and supplemental data
				Ratios to average net assets

Net asset value, end of period	Total return††	Total return excluding payment from affiliates[u]	Net assets at end of period (in thousands)	Gross expenses	Net expenses	Net investment income (loss)	Net investment income (loss) excluding payment from affiliates[u]	Portfolio turnover rate

$20.88	16.16%	16.14%	$177,066	0.52%	0.52%	(0.09)%	(0.10)%	56%
21.88	43.97	43.95	166,435	0.54	0.52	0.22	0.20	120
16.38	30.73	30.72	117,939	0.57	0.52	0.39	0.38	108
13.73	(0.21)	(0.22)	98,216	0.56	0.52	0.43	0.43	90
14.65	34.54	34.53	97,100	0.59	0.52	0.43	0.43	81

26.06	25.17	25.16	210,649	0.52	0.52	0.63	0.61	63
21.40	20.44	20.42	177,154	0.54	0.52	0.95	0.94	64
18.82	30.10	30.09	160,225	0.55	0.52	1.35	1.34	63
15.54	(7.25)	(7.26)	129,668	0.56	0.52	1.03	1.03	61
17.96	23.91	23.91	145,806	0.58	0.52	1.00	1.00	70

19.02	26.85	26.84	91,789	0.58	0.52	1.19	1.17	27
15.20	4.01	3.99	73,829	0.61	0.52	1.85	1.83	30
14.92	28.66	28.65	75,101	0.62	0.52	1.87	1.86	19
12.40	(14.13)	(14.14)	62,956	0.63	0.52	1.67	1.67	107
15.75	12.34	12.34	76,470	0.63	0.53	1.39	1.39	55

19.94	39.53	39.52	108,168	0.61	0.57	1.37	1.35	38
14.53	1.27	1.25	80,816	0.62	0.57	1.86	1.85	44
15.60	31.33	31.32	84,977	0.63	0.57	1.83	1.82	35
12.31	(4.23)	(4.24)	67,142	0.65	0.57	2.29	2.28	34
13.58	12.32	12.32	77,144	0.66	0.58	1.86	1.86	35

17.52	24.76	24.76	74,964	0.62	0.53	0.44	0.44	78
14.11	12.80	12.80	60,254	0.69	0.53	0.55	0.55	97
13.13	23.72	23.72	53,609	0.72	0.53	0.88	0.88	124
12.41	(12.05)	(12.05)	46,425	0.66	0.53	0.52	0.52	86
15.81	14.90	14.90	58,589	0.71	0.53	0.68	0.68	77

See notes to financial statements	TIAA-CREF Life Funds ▪ 2021 Annual Report	99

Financial highlights

TIAA-CREF Life Funds

		Selected per share data
			Gain (loss) from investment operations
						Less distributions from

For the period or year ended		Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on total investments	Total gain (loss) from investment operations	Net investment income	Net realized gains	Total dividends and distributions

SOCIAL CHOICE EQUITY FUND
12/31/21		$18.67	$0.23	$4.64	$4.87	$(0.23)	$(0.57)	$(0.80)
12/31/20		16.75	0.23	3.00	3.23	(0.27)	(1.04)	(1.31)
12/31/19		14.98	0.29	4.18	4.47	(0.28)	(2.42)	(2.70)
12/31/18		16.90	0.29	(1.06)	(0.77)	(0.29)	(0.86)	(1.15)
12/31/17	*	14.02	0.27	2.66	2.93	(0.00)[d]	(0.05)	(0.05)

STOCK INDEX FUND
12/31/21		33.13	0.46	8.00	8.46	(0.47)	(0.10)	(0.57)
12/31/20		28.02	0.44	5.28	5.72	(0.48)	(0.13)	(0.61)
12/31/19		21.94	0.50	6.21	6.71	(0.43)	(0.20)	(0.63)
12/31/18		23.68	0.46	(1.62)	(1.16)	(0.40)	(0.18)	(0.58)
12/31/17	*	19.59	0.40	3.71	4.11	—	(0.02)	(0.02)

INTERNATIONAL EQUITY FUND
12/31/21		9.22	0.27	0.73	1.00	(0.11)	—	(0.11)
12/31/20		8.12	0.12	1.11	1.23	(0.13)	—	(0.13)
12/31/19		7.07	0.14	1.45	1.59	(0.17)	(0.37)	(0.54)
12/31/18		9.35	0.17	(2.36)	(2.19)	(0.09)	—	(0.09)
12/31/17	*	7.11	0.10	2.24	2.34	(0.10)	—	(0.10)

CORE BOND FUND
12/31/21		11.10	0.22	(0.33)	(0.11)	(0.25)	(0.18)	(0.43)
12/31/20		10.59	0.27	0.56	0.83	(0.32)	—	(0.32)
12/31/19		9.96	0.32	0.62	0.94	(0.31)	—	(0.31)
12/31/18		10.31	0.30	(0.38)	(0.08)	(0.27)	—	(0.27)
12/31/17	*	9.86	0.27	0.18	0.45	(0.00)[d]	—	(0.00)[d]

MONEY MARKET FUND
12/31/21		1.00	—	—	—	—	—	—
12/31/20		1.00	0.00	—	0.00	0.00	—	0.00
12/31/19		1.00	0.02	—	0.02	(0.02)	—	(0.02)
12/31/18		1.00	0.02	—	0.02	(0.02)	—	(0.02)
12/31/17		1.00	0.01	—	0.01	(0.01)	—	(0.01)

100	2021 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

continued

			Ratios and supplemental data
				Ratios to average net assets

Net asset value, end of period	Total return††	Total return excluding payment from affiliates[u]	Net assets at end of period (in thousands)	Gross expenses	Net expenses	Net investment income (loss)	Net investment income (loss) excluding payment from affiliates[u]	Portfolio turnover rate	Portfolio turnover rate excluding mortgage dollar rolls

$22.74	26.35%	26.35%	$102,130	0.26%	0.22%	1.09%	1.09%	31%	31%
18.67	20.47	20.47	81,812	0.30	0.22	1.38	1.38	29	29
16.75	31.38	31.38	70,890	0.31	0.22	1.75	1.75	27	27
14.98	(5.55)	(5.55)	55,841	0.32	0.22	1.68	1.68	38	38
16.90	20.96	20.96	61,385	0.33	0.22	1.75	1.75	13	13

41.02	25.63	25.63	833,428	0.08	0.08	1.22	1.22	3	3
33.13	20.76	20.76	678,732	0.09	0.09	1.58	1.58	3	3
28.02	30.81	30.81	584,156	0.10	0.09	1.94	1.94	3	3
21.94	(5.28)	(5.28)	429,527	0.10	0.09	1.89	1.89	4	4
23.68	21.01	21.01	445,430	0.12	0.09	1.88	1.88	7	7

10.11	10.84	10.83	143,490	0.61	0.60	2.71	2.70	22	22
9.22	15.34	15.32	122,446	0.64	0.60	1.52	1.50	88	88
8.12	23.07	23.06	107,619	0.71	0.60	1.75	1.74	108	108
7.07	(23.58)	(23.59)	86,051	0.71	0.60	1.96	1.95	67	67
9.35	32.98	32.97	115,406	0.70	0.60	1.24	1.24	119	119

10.56	(0.99)	(0.99)	230,014	0.42	0.35	2.03	2.03	258	89
11.10	7.86	7.86	217,823	0.37	0.35	2.52	2.52	154	91
10.59	9.48	9.48	203,001	0.37	0.35	3.04	3.04	117	111
9.96	(0.79)	(0.79)	189,285	0.38	0.35	3.01	3.01	147	139
10.31	4.54	4.54	199,969	0.36	0.35	2.69	2.69	147	114

1.00	0.00	0.00	96,930	0.22	0.06	0.00	0.00	—	—
1.00	0.41	0.41	115,039	0.20	0.14	0.37	0.37	—	—
1.00	2.09	2.09	105,806	0.23	0.15	2.06	2.06	—	—
1.00	1.71	1.71	104,670	0.24	0.15	1.73	1.73	—	—
1.00	0.74	0.74	82,411	0.26	0.15	0.75	0.75	—	—

See notes to financial statements	TIAA-CREF Life Funds ▪ 2021 Annual Report	101

Financial highlights

TIAA-CREF Life Funds

	Selected per share data
		Gain (loss) from investment operations
					Less distributions from

For the period or year ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on total investments	Total gain (loss) from investment operations	Net investment income	Net realized gains	Total dividends and distributions

BALANCED FUND
12/31/21	$13.57	$0.22	$1.10	$1.32	$(0.26)	$(0.34)	$(0.60)
12/31/20	12.45	0.26	1.45	1.71	(0.26)	(0.33)	(0.59)
12/31/19	10.94	0.25	1.79	2.04	(0.26)	(0.27)	(0.53)
12/31/18	11.63	0.21	(0.84)	(0.63)	(0.00)[d]	(0.06)	(0.06)
12/31/17	10.32	0.00	1.42	1.42	—	(0.11)	(0.11)

*	This per share data has been retroactively adjusted for a 5-for-2 stock split that occurred on October 25, 2017.
††	Total returns for the shares of the Funds do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the Funds would have been lower.
a	Based on average shares outstanding.
d	Amount represents less than $0.01 per share.
e	The Fund’s expenses do not include the expenses of the Underlying Funds.
u	Income reflects voluntary compensation from Advisors in amounts that approximate a portion of the cost of research services obtained from broker-dealers and research providers if Advisors had purchased the research services directly. The total return and net investment income ratio displayed excludes this item.

102	2021 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

concluded

		Ratios and supplemental data
			Ratios to average net assets

Net asset value, end of period	Total return††	Net assets at end of period (in thousands)	Gross expenses[e]	Net expenses[e]	Net investment income (loss)	Portfolio turnover rate

$14.29	9.78%	$81,075	0.18%	0.10%	1.52%	16%
13.57	14.16	74,157	0.18	0.10	2.06	28
12.45	18.81	68,825	0.20	0.10	2.07	19
10.94	(5.47)	56,516	0.21	0.10	1.77	17
11.63	13.82	59,343	0.23	0.10	0.02	14

See notes to financial statements	TIAA-CREF Life Funds ▪ 2021 Annual Report	103

Notes to financial statements

TIAA-CREF Life Funds

Note 1—organization

TIAA-CREF Life Funds (the “Trust”) is a Delaware statutory trust that is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust consists of the following funds: Growth Equity Fund, Growth & Income Fund, Large-Cap Value Fund, Real Estate Securities Fund, Small-Cap Equity Fund, Social Choice Equity Fund, Stock Index Fund, International Equity Fund, Core Bond Fund, Money Market Fund and Balanced Fund (collectively the “Funds” or individually, the “Fund”). The Funds are currently available only through the purchase of variable annuity contracts or variable life insurance policies issued by TIAA-CREF Life Insurance Company (“TIAA-CREF Life”).

Note 2—significant accounting policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Funds are investment companies and follow the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Investments and investment income: Securities transactions are accounted for as of the trade date for financial reporting purposes. Interest income is recorded on an accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Funds determine the existence of a dividend declaration. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments. Realized gains and losses on securities transactions are based upon the specific identification method. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Distributions to shareholders: Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Foreign currency transactions and translation: The books and records of the Funds are maintained in U.S. dollars. Assets, including investments, and liabilities denominated

104	2021 Annual Report ▪ TIAA-CREF Life Funds

in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received and are recognized as a component of “Net realized gain (loss) on total investments” on the Statements of operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statements of operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Net change unrealized appreciation (depreciation) on total investments and from affiliated investments” on the Statements of operations, when applicable.

Trustee compensation: The Funds pay the members of the Board of Trustees (“Board”), all of whom are independent, certain remuneration for their services, plus travel and other expenses. Trustees may elect to participate in a deferred compensation plan and defer all or a portion of their compensation. In addition, trustees participate in a long-term compensation plan. Amounts deferred are retained by the Funds until paid. Amounts payable to the trustees for compensation are included separately in the accompanying Statements of assets and liabilities. Trustees’ fees, including any deferred and long-term compensation incurred, are reflected in the Statements of operations.

Indemnification: Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Other matters: The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated

TIAA-CREF Life Funds ▪ 2021 Annual Report	105

Notes to financial statements

at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

New accounting pronouncement: In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Funds’ financial statements and various filings.

New rule issuance: In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotations are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Funds’ financial statements.

Note 3—valuation of investments

The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy that is used to maximize the use of observable market data and minimize the use of

106	2021 Annual Report ▪ TIAA-CREF Life Funds

continued

unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

•	Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
•	Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
•	Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:

Debt securities: Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by Advisors. These securities are generally classified as Level 2.

Exchange-traded equity securities, common and preferred stock: Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are categorized as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and asked prices is utilized and the securities are generally classified as Level 2.

For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated, such securities will be valued at fair value in accordance with

TIAA-CREF Life Funds ▪ 2021 Annual Report	107

Notes to financial statements

procedures adopted by the Board. These foreign securities are generally classified as Level 2.

Investments in registered investment companies: Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Repurchase Agreements: Repurchase agreements are valued at contract plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

The Money Market Fund: The Money Market Fund’s portfolio securities are valued on an amortized cost basis. Money Market investments are generally classified as Level 2.

Futures contracts: Futures contracts are valued using the closing settlement price and are generally classified as Level 1.

Forward foreign currency contracts: Forward foreign currency contracts are valued using the prevailing forward exchange rate which is derived from quotes provided by the pricing service using the procedures approved by the Board and are classified as Level 2.

Swap contracts: Swap contracts are marked-to-market daily based upon a price supplied by a pricing service. Swaps are generally classified as Level 2.

Option contracts: Purchased and written options traded and listed on a national market or exchange are valued at the last sale price as of the close of such exchange or at the mean of the closing bid and asked prices if no sale is reported and are generally classified as Level 1. Over-the-counter (“OTC”) options are marked-to-market daily based upon a price supplied by a pricing service. OTC options are generally classified as Level 2.

Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2; otherwise they would be classified as Level 3.

As of December 31, 2021, 100% of the value of investments in the Money Market Fund was valued based on Level 2 inputs while 100% of the value in the Balanced Fund was valued based on Level 1 inputs.

108	2021 Annual Report ▪ TIAA-CREF Life Funds

continued

The following table summarizes the market value of the Funds’ investments as of December 31, 2021, based on the inputs used to value them:

Fund	Level 1	Level 2	Level 3	Total

Growth Equity
Equity investments:
Communication services	$23,906,089	$1,583,113	$—	$25,489,202
Consumer discretionary	31,608,164	4,218,453	—	35,826,617
Consumer staples	5,597,467	732,795	—	6,330,262
Financials	5,025,105	314,061	—	5,339,166
Health care	15,992,215	1,398,906	—	17,391,121
Industrials	11,470,967	2,526,903	—	13,997,870
Information technology	69,891,188	1,509,709	—	71,400,897
All other equity investments*	872,311	—	—	872,311
Short-term investments	107,664	175,000	—	282,664

Total	$164,471,170	$12,458,940	$—	$176,930,110

Growth & Income
Equity investments:
Consumer discretionary	$24,967,847	$529,106	$—	$25,496,953
Consumer staples	11,930,420	433,761	—	12,364,181
Financials	20,585,228	957,217	—	21,542,445
Health care	26,713,837	2,581,477	—	29,295,314
Industrials	20,336,682	1,074,260	—	21,410,942
Information Technology	59,686,585	523,163	—	60,209,748
Utilities	1,696,071	658,962	—	2,355,033
All other equity investments*	38,052,546	—	—	38,052,546
Purchased options**	26,613	—	—	26,613
Written options**	(459,724)	—	—	(459,724)

Total	$203,536,105	$6,757,946	$—	$210,294,051

Large-Cap Value
Industrials	$13,586,326	$—	$160	$13,586,486
All other equity investments*	77,882,374	—	—	77,882,374
Short-term investments	—	460,000	—	460,000

Total	$91,468,700	$460,000	$160	$91,928,860

Real Estate Securities
Equity investments:
Internet services & infrastructure	$1,589,736	$464,281	$—	$2,054,017
Residential REITs	27,968,983	678,604	—	28,647,587
All other equity investments*	76,606,809	—	—	76,606,809
Short-term investments	—	719,999.00	—	719,999.00

Total	$106,165,528	$1,862,884	$—	$108,028,412

TIAA-CREF Life Funds ▪ 2021 Annual Report	109

Notes to financial statements

Fund	Level 1	Level 2	Level 3	Total

Small-Cap Equity
Equity investments:
All other equity investments*	$72,919,523	$—	$—	$72,919,523
Short-term investments	494,275	2,170,000	—	2,664,275
Futures contracts**	(20,046)	—	—	(20,046)

Total	$73,393,752	$2,170,000	$—	$75,563,752

Social Choice Equity
All other equity investments*	$101,359,513	$—	$—	$101,359,513
Short-term investments	184,450	685,998	—	870,448
Futures contracts**	14,147	—	—	14,147

Total	$101,558,110	$685,998	$—	$102,244,108

Stock Index
Equity investments:
Health care	$110,582,277	$—	$1,629	$110,583,906
Materials	20,187,778	6,118	—	20,193,896
All other equity investments*	695,348,452	—	—	695,348,452
Short-term investments	1,558,763	7,839,991	—	9,398,754
Futures contracts**	121,347	—	—	121,347

Total	$827,798,617	$7,846,109	$1,629	$835,646,355

International Equity
Equity investments:
Asia	$—	$29,139,863	$—	$29,139,863
Australasia	—	6,546,838	—	6,546,838
Europe	1,298,300	81,121,192	—	82,419,492
North America	—	3,795,667	—	3,795,667
All other equity investments*	2,732,150	14,320,818	—	17,052,968
Short-term investments	—	4,385,988	—	4,385,988

Total	$4,030,450	$139,310,366	$—	$143,340,816

Core Bond
Bank loan obligations	$—	$3,640,149.00	$—	$3,640,149.00
Corporate bonds	—	99,775,521	—	99,775,521
Government bonds	—	73,126,727	—	73,126,727
Structured assets	—	43,631,978	787,993	44,419,971
Preferred stocks	266,229	—	—	266,229
Short-term investments	1,169,558	39,249,752	—	40,419,310
Forward foreign currency contracts**	—	(691)	—	(691)

Total	$1,435,787	$259,423,436	$787,993	$261,647,216

*	For detailed categories, see the accompanying Summary Portfolio of Investments.
**	Derivative instruments, excluding purchased options, are not reflected in the market value of portfolio investments.

Note 4—investments

Mortgage dollar roll transactions: Some of the Funds may enter into mortgage dollar rolls in which a Fund sells mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously contracts to repurchase similar securities

110	2021 Annual Report ▪ TIAA-CREF Life Funds

continued

on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sales proceeds and the repurchase price is recorded as a realized gain or loss.

Repurchase agreements: In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Restricted securities: Restricted securities held by the Funds, if any, may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in securities that are widely held and publicly traded.

Securities lending: Certain Funds may lend their securities to qualified institutional borrowers to earn additional income. A Fund receives collateral (in the form of cash, Treasury securities or other collateral permitted by applicable law) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of loaned securities during the period of the loan; any additional collateral required due to changes in security values is delivered to the Fund the next business day. Cash collateral received by the Fund will generally be invested in high-quality short-term instruments or in one or more funds maintained by the securities lending agent (“Agent”) for the purpose of investing cash collateral.

The value of the loaned securities and the liability to return the cash collateral received are reflected in the Statements of assets and liabilities. Non-cash collateral is not disclosed in the Funds’ Statements of assets and liabilities as it is held by the Agent or by a thirdparty bank engaged by the Agent as a special “tri-party” custodian on behalf of the Funds, and the Funds do not have the ability to sell or re-hypothecate those securities.

As of December 31, 2021, securities lending transactions (with the exception of Core Bond Fund) are for equity securities, and the resulting loans are continuous, can be recalled at any time, and have no set maturity. For the Core Bond Fund, all loans from securities lending transactions are continuous, can be recalled at any time, and have no set maturity, with $1,048,372 related to fixed income securities and $91,167 related to equity securities. Securities lending income recognized by the Funds consists of earnings on invested collateral and lending fees, net of any rebates to the borrower and compensation to the Agent. Such income is reflected separately in the Statements of operations. In lending its securities, a Fund bears the market risk with respect to the investment of collateral and the risk that the Agent may default on its contractual obligations to the Fund. The Agent bears the risk that the borrower may default on its obligation to return the loaned securities as

TIAA-CREF Life Funds ▪ 2021 Annual Report	111

Notes to financial statements

the Agent is contractually obligated to indemnify the Fund if at the time of a default by a borrower some or all of the loan securities have not been returned.

At December 31, 2021, the total value of securities on loan and the total value of collateral received were as follows:

Fund	Aggregate value of securities on loan	Cash collateral received*	Non-cash collateral received	Total collateral received

Growth Equity	$1,070,262	$107,664	$1,014,060	$1,121,724
Growth & Income	205,977	—	212,329	212,329
Small-Cap Equity	713,638	494,275	247,367	741,642
Social Choice Equity	200,925	184,450	29,084	213,534
Stock Index	3,356,861	1,558,762	1,984,360	3,543,122
International Equity	1,584,244	—	1,661,660	1,661,660
Core Bond	1,139,539	1,169,559	—	1,169,559

*	May include cash and investment of cash collateral.

Securities purchased on a when-issued or delayed-delivery basis: The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased or sold on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have segregated securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

Purchases and sales: Purchases and sales of securities (other than short-term instruments) for all of the Funds for the year ended December 31, 2021 were as follows:

Fund	Non-U.S. government purchases	U.S. government purchases	Non-U.S. government sales	U.S. government sales

Growth Equity	$95,760,402	$—	$107,009,886	$—
Growth & Income	123,218,774	—	131,827,756	—
Large-Cap Value	22,406,181	—	23,152,780	—
Real Estate Securities	34,663,186	—	35,537,250	—
Small-Cap Equity	54,012,484	—	53,210,635	—
Social Choice Equity	28,214,936	—	28,298,964	—
Stock Index	25,705,680	—	36,503,854	—
International Equity	35,279,010	—	28,281,567	—
Core Bond	73,278,383	510,763,631	45,731,052	507,137,919
Balanced	15,033,757	—	12,039,244	—

Note 5—derivative investments

Each Fund is authorized to invest in certain derivative instruments. As defined by U.S. GAAP, a derivative is a financial instrument whose value is derived from an

112	2021 Annual Report ▪ TIAA-CREF Life Funds

continued

underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variables. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statements of operations, when applicable.

At December 31, 2021, the following Funds have invested in derivative contracts which are reflected in the Statements of assets and liabilities as follows:

	Assets derivatives		Liabilities derivatives
Derivative contract	Location	Fair value amount	Location	Fair value amount

Growth & Income Fund
Equity contracts	Portfolio investments	$26,613	Written options	$(459,724)

Small-Cap Equity Fund
Equity contracts			Futures contracts*	(20,046)

Social Choice Equity Fund
Equity contracts	Futures contracts*	14,147

Stock Index Fund
Equity contracts	Futures contracts*	121,347

Core Bond Fund
Foreign-exchange contracts			Forward foreign currency contracts	(691)

*	The fair value presented includes cumulative gain (loss) on open futures contracts; however, the value reflected on the accompanying Statements of Assets and Liabilities is only the receivable or payable for variation margin on open futures contracts.

For the year ended December 31, 2021, the effect of derivative contracts on the Funds’ Statements of operations was as follows:

Derivative contract	Location	Realized gain (loss)	Change in unrealized appreciation (depreciation)

Growth & Income Fund
Equity contracts	Purchased options	$(30,132)	$11,568
Equity contracts	Written options	512,575	(132,286)

Small-Cap Equity Fund
Equity contracts	Futures contracts	332,572	(92,784)

Social Choice Equity Fund
Equity contracts	Futures contracts	96,286	322

Stock Index Fund
Equity contracts	Futures contracts	1,253,585	90,103

Core Bond Fund
Foreign-exchange contracts	Forward foreign currency contracts	10,709	(691)
Credit contracts	Swap contracts	8,481	—

TIAA-CREF Life Funds ▪ 2021 Annual Report	113

Notes to financial statements

Forward foreign currency contracts: Certain Funds are subject to foreign exchange risk in the normal course of pursuing their investment objectives. The Funds use forward foreign currency contracts (“forwards”), including non-deliverable forwards (“NDFs”), to, among other things, hedge portfolio currency risk and to facilitate transactions in securities denominated in foreign currencies. Forwards are over-the-counter (“OTC”) commitments that involve an obligation to purchase or sell a fixed amount of a specific currency on a future date at a locked exchange rate. NDFs allow hedging of currencies where government regulations restrict foreign access to local currency or the parties want to compensate for risk without a physical exchange of funds. Forwards are marked-to-market daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded as appreciation or depreciation. The Funds realize gains and losses at the time the forward is closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar; and that losses may exceed amounts recognized on the Statements of assets and liabilities. During the year ended December 31, 2021, the Core Bond Fund had exposure to forward contracts, based on underlying notional values, generally less than 1% of net assets. The forward contracts outstanding as of December 31, 2021 are disclosed in the Summary portfolio of investments and the full schedules of investments.

Futures contracts: Certain Funds are subject to equity price risk in the normal course of pursuing their investment objectives. The Funds use futures contracts to manage exposure to the equity markets and for cash management purposes to remain highly invested in these markets while minimizing transaction costs. Buying futures contracts tends to increase exposure to the underlying instrument/index, while selling futures contracts tends to decrease exposure to the underlying instrument/index or hedge other investments. Initial margin deposits are made upon entering into a futures contract, and variation margin receipts or payments are settled daily reflecting changes in the value of the futures contracts. Daily changes in the value of such contracts are reflected in net unrealized gains and losses. Gains or losses are realized upon the expiration or closing of the futures contracts or if the counterparties do not perform in accordance with contractual provisions. With futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded funds, guarantees the futures contracts against default. During the year ended December 31, 2021, the Small-Cap Equity Fund, the Social Choice Equity Fund and the Stock Index Fund had exposure to futures contracts, based on underlying notional values, generally between 0% and 3% of net assets. The futures contracts outstanding as of December 31, 2021 are disclosed in the Summary portfolio of investments and the full Schedules of investments.

Options: Certain Funds are subject to equity price risk in the normal course of pursuing their investment objectives. Options can be settled either directly with the

114	2021 Annual Report ▪ TIAA-CREF Life Funds

continued

counterparty (over the counter) or through a central clearinghouse (exchange traded). To manage the risk, the Funds may invest in both equity and index options. The Funds use options contracts for hedging and cash management purposes and to seek to increase total return. Call and put equity options give the holder the right, in return for a premium paid, to purchase or sell, respectively, a security at a specified exercise price at any time during the period of the option. Index options are written or purchased options in which the underlying investment is a specified index. The exercise of an index option will not result in the physical delivery of the underlier, but a cash transfer of the difference between the settlement price of the underlier and the strike price of the option. Purchased options are included in the Summary portfolio of investments, and written options are separately reflected as a liability in the Statements of assets and liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as a realized gain or loss. Risks may arise upon entering into over the counter options from the potential of default by counterparty. Also, risks related to the use of options include possible illiquidity of the options markets, price movements in underlying security values, and losses that may exceed amounts recognized on the Statements of assets and liabilities. During the year ended December 31, 2021, the Growth & Income Fund had exposure to options, based on underlying notional values, generally between 4% and 6% of net assets. The purchased and written options outstanding as of December 31, 2021 are disclosed in the Summary portfolio of investments and the full Schedules of investments.

Credit default swap contracts: Certain Funds are subject to credit risk in the normal course of pursuing their investment objectives. Credit default swaps can be settled either directly with the counterparty (bilateral) or through a central clearinghouse (centrally cleared). A credit default swap is a contract between a buyer and a seller of protection against pre-defined credit events for the reference entity. As a seller in a credit default swap contract, the Funds are required to pay an agreed upon amount to the counterparty with the occurrence of a specified credit event, such as certain bankruptcies related to an underlying credit instrument, index, or issuer which would likely result in a loss to the Funds. The agreed upon amount approximates the notional value of the swap and is estimated to be the maximum potential future payment that the Funds could be required to make under the contract. In return, the Funds receive from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Funds keep the stream of payments with no payment obligations. When the Funds sell a credit default swap contract it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets in a segregated account equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Funds.

TIAA-CREF Life Funds ▪ 2021 Annual Report	115

Notes to financial statements

Certain Funds may also buy credit default swap contracts, in which case the Funds function as the counterparty referenced above. This involves the risk that the contract may expire worthless. Bilateral swaps involve counterparty risk that the seller may fail to satisfy its payment obligations to the Funds with the occurrence of a credit event. Centrally cleared swaps have minimal counterparty credit risk to the Funds as they are entered into with a central clearinghouse which guarantees the swap against default.

The value of a bilateral swap included in net assets is the unrealized gain or loss of the contract plus or minus any unamortized premiums paid or received, respectively. Appreciated swaps and premiums paid are reflected as assets, while depreciated swaps and premiums received are reflected as liabilities on the Statements of assets and liabilities. Centrally cleared swaps initial margin deposits are made, and variation margin payments are made or received reflecting daily changes in the value of the swap contract. The daily fluctuation in fair value is accounted for as a variation margin receivable or payable on the Statements of assets and liabilities.

Under the terms of the credit default swap contracts, the Funds receive or make quarterly payments based on a payment rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statements of operations. Payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses. Daily changes in the value of such contracts are reflected in net unrealized gains and losses.

The Funds (other than the Money Market Fund) invest in credit default swaps to hedge or manage the risks associated with assets held in the Funds and/or to facilitate the implementation of portfolio strategies to seek to increase the total return. During the year ended December 31, 2021, the Core Bond Fund had exposure to credit default swap contracts, based on underlying notional values, generally between 1% and 2% of net assets. There were no credit default swap contracts outstanding as of December 31, 2021.

Note 6—Income tax and other tax matters

Income taxes: Each Fund is treated separately for income tax purposes. The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code (“Code”) and will not be subject to income taxes to the extent that they distribute all taxable income each year and comply with various other Code requirements. The Funds file income tax returns in U.S. federal and applicable state and local jurisdictions. A fund’s federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed the Funds’ tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

116	2021 Annual Report ▪ TIAA-CREF Life Funds

continued

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to a Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2021, permanent book and tax differences resulting primarily from fund distribution reclasses, foreign currency transactions, investments in passive foreign investment companies, treatment of notional principle contracts, and real estate investment trust investments were identified and reclassified among the components of the Funds’ net assets. Net investment income and net realized gains (losses), as disclosed on the Statements of operations, and net assets were not affected by these reclassifications.

Foreign taxes: The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.

Net unrealized appreciation (depreciation): At December 31, 2021, net unrealized appreciation (depreciation) based on the aggregate cost of all investments for federal income tax purposes, consisting of gross unrealized appreciation and gross unrealized depreciation, was as follows:

Fund	Tax cost	Gross unrealized appreciation	Gross unrealized (depreciation)	Net unrealized appreciation (depreciation)

Growth Equity	$102,485,006	$79,249,003	$(4,803,899)	$74,445,104
Growth & Income	105,101,173	108,349,905	(2,631,329)	105,718,576
Large-Cap Value	59,497,982	33,754,675	(1,323,797)	32,430,878
Real Estate Securities	58,023,524	50,601,120	(596,232)	50,004,888
Small-Cap Equity	58,868,811	20,762,938	(4,067,997)	16,694,941
Social Choice Equity	56,398,500	47,626,513	(1,780,905)	45,845,608
Stock Index	277,730,439	582,635,917	(24,720,001)	557,915,916
International Equity	111,637,944	35,892,665	(4,189,793)	31,702,872
Core Bond	257,785,466	6,009,072	(2,147,322)	3,861,750
Balanced	65,112,341	17,238,572	(1,343,352)	15,895,220

For purposes of this disclosure, tax cost generally includes the cost of portfolio investments as well as up-front fees or premiums exchanged on derivatives and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting.

TIAA-CREF Life Funds ▪ 2021 Annual Report	117

Notes to financial statements

Distributions to shareholders: The tax character of distributions paid to shareholders during the years ended December 31, 2021 and December 31, 2020 was as follows:

		2021			2020
Fund	Ordinary income	Long-term capital gains	Total	Ordinary income	Long-term capital gains	Total

Growth Equity	$11,609,071	$20,848,519	$32,457,590	$437,645	$9,918,652	$10,356,297
Growth & Income	1,551,707	3,983,142	5,534,849	1,961,079	6,738,747	8,699,826
Large-Cap Value	1,158,549	—	1,158,549	1,299,154	—	1,299,154
Real Estate Securities	1,407,407	200,003	1,607,410	2,415,808	3,637,207	6,053,015
Small-Cap Equity	331,112	—	331,112	401,757	1,810,481	2,212,238
Social Choice Equity	2,158,331	1,305,349	3,463,680	1,307,131	4,015,827	5,322,958
Stock Index	10,065,851	1,320,904	11,386,755	10,353,979	2,037,215	12,391,194
International Equity	1,513,361	—	1,513,361	1,665,039	—	1,665,039
Core Bond	5,969,993	2,981,187	8,951,180	5,983,037	—	5,983,037
Money Market	—	—	—	447,661	—	447,661
Balanced	1,788,573	1,402,906	3,191,479	1,441,693	1,646,232	3,087,925

Components of accumulated earnings: As of December 31, 2021, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed ordinary income	Undistributed long-term capital gains	Unrealized appreciation (depreciation)	Capital loss carryover	Total

Growth Equity	$4,217,592	$10,327,861	$74,444,944	$—	$88,990,397
Growth & Income	5,458,599	14,615,470	105,718,558	—	125,792,627
Large-Cap Value	1,038,772	3,285,217	32,430,876	—	36,754,865
Real Estate Securities	3,034,893	5,571,451	50,004,888	—	58,611,232
Small-Cap Equity	2,875,077	7,578,192	16,694,941	—	27,148,210
Social Choice Equity	2,313,073	8,358,270	45,845,608	—	56,516,951
Stock Index	10,247,485	14,064,627	557,915,916	—	582,228,028
International Equity	3,886,932	—	31,699,712	(6,024,227)	29,562,417
Core Bond	4,487,682	1,304,518	3,865,116	—	9,657,316
Money Market	414	—	—	—	414
Balanced	2,007,427	2,705,651	15,895,220	—	20,608,298

The difference between book basis and tax basis net investment income, net realized gains and losses, and unrealized appreciation and depreciation is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of straddle losses, the realization, for tax purposes, of unrealized gains on investments in passive foreign investment companies, and the treatment of short term gain as ordinary income for tax purposes.

Capital loss carryovers: At December 31, 2021, the following Fund had capital loss carryovers, which will not expire:

Fund	Short-term	Long-term	Total

International Equity	$992,436	$5,031,791	$6,024,227

118	2021 Annual Report ▪ TIAA-CREF Life Funds

continued

For the year ended December 31, 2021, Large-Cap Value, Small-Cap Equity, and International Funds utilized $1,769,392, $2,910,510, and $784,120 of capital loss carryover available from prior years, respectively.

The capital loss carryover for the Large-Cap Value and Small-Cap Equity Funds were reduced to zero as a result of this utilization.

Note 7—investment adviser and affiliates

Under the terms of the Investment Management Agreement with respect to each Fund, Advisors provides asset management services to the Fund for an annual fee, payable monthly. The Funds have entered into an Administrative Service Agreement with Advisors under which the Funds pay Advisors for its costs in providing certain administrative and compliance services to the Funds.

Advisors has agreed to reimburse each Fund if its total expense ratio (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) exceeds certain percentages. Advisors and its affiliates have voluntarily agreed to waive Fund fees in order to keep the Fund’s yield non-negative. As of December 31, 2021, the investment management fees and maximum expense amounts (after waivers and reimbursements) are equal to the following noted annual percentage of average daily net assets:

Fund	Investment management fee	Maximum expense amounts*

Growth Equity	0.45%	0.52%
Growth & Income	0.45	0.52
Large-Cap Value	0.45	0.52
Real Estate Securities	0.50	0.57
Small-Cap Equity	0.46	0.53
Social Choice Equity	0.15	0.22
Stock Index	0.06	0.09
International Equity	0.50	0.60
Core Bond	0.30	0.35
Money Market	0.10	0.15
Balanced	0.10	0.10

*	Maximum expense amounts reflect all expenses excluding interest, taxes, brokerage commissions and other transactional expenses, Acquired fund fees and expenses and extraordinary expenses. The expense reimbursement arrangements will continue through at least April 30, 2022. The reimbursement arrangements can only be changed with the approval of the Board of Trustees.

Income, reflected in Payment from affiliate on the Statements of operations, reflects voluntary compensation from Advisors in amounts that approximate a portion of the cost of research services obtained from broker-dealers and research providers if Advisors had purchased the research services directly. The Funds may purchase or sell investment securities in transactions with affiliated entities under procedures adopted by the Board, pursuant to the 1940 Act. These transactions are effected at market rates without incurring broker commissions. For the year ended December 31, 2021, these transactions did not materially impact the funds.

TIAA-CREF Life Funds ▪ 2021 Annual Report	119

Notes to financial statements

As of December 31, 2021, certain registered separate accounts of TIAA-CREF Life, which is a wholly owned subsidiary of TIAA, have various sub-accounts which invest in the Funds.

The following is the percentage of the Funds’ shares owned by affiliates and the Balanced Fund as of December 31, 2021:

Underlying Fund	Investments in funds held by TIAA-CREF Life	Investments in funds held by Life Balanced	Total

Growth Equity	96%	4%	100%
Growth & Income	96	4	100
Large-Cap Value	92	8	100
Real Estate Securities	98	2	100
Small-Cap Equity	98	2	100
Social Choice Equity	100	—	100
Stock Index	99	1	100
International Equity	94	6	100
Core Bond	83	17	100
Money Market	100	—	100
Balanced	100	—	100

Investments in other investment companies advised by Advisors are deemed to be affiliated investments. The TIAA-CREF Life Balanced Fund invests its assets in shares of the affiliated TIAA-CREF Life Funds. Information regarding transactions with affiliated companies is as follows (dollar amounts are in thousands):

Issue	Value at 12/31/20	Purchases cost	Sales proceeds	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Dividend income	Value at 12/31/21

TIAA-CREF Life Balanced Fund
TIAA-CREF Life Funds:
Growth Equity	$6,988	$2,366	$1,332	$1,513	$(464)	$18	$7,783
Growth & Income	7,510	765	1,662	462	1,234	59	8,158
Large-Cap Value	6,521	577	1,727	237	1,303	90	6,911
Real Estate Securities	1,507	295	643	78	427	22	1,661
Small Cap Equity	1,499	353	552	66	279	7	1,645
Stock Index	5,994	454	1,253	444	907	74	6,531
International Equity	7,515	1,325	1,326	129	596	84	8,239
Core Bond	36,611	8,459	3,109	544	(1,784)	902	40,080

	$74,145	$14,594	$11,604	$3,473	$2,498	$1,256	$81,008

Note 8—inter-fund lending program

Pursuant to an exemptive order issued by the SEC, the Funds may participate in an inter-fund lending program. This program allows the Funds to lend cash to and/or borrow cash from certain other affiliated Funds for temporary purposes, (e.g., to

120	2021 Annual Report ▪ TIAA-CREF Life Funds

concluded

satisfy redemption requests or to cover unanticipated cash shortfalls). The program is subject to a number of conditions, including the requirement that no Fund may borrow or lend money under the program unless it receives a more favorable interest rate than is available from a bank or other financial institution for a comparable transaction. In addition, a Fund may participate in the program only if its participation is consistent with the Fund’s investment policies and limitations and authorized by its portfolio manager(s). During the year ended December 31, 2021, there were no inter-fund borrowing or lending transactions.

Note 9—line of credit

Each of the Funds, except the Money Market Fund, participates in a $1 billion unsecured revolving credit facility that can be used for temporary purposes, including, without limitation, the funding of shareholder redemptions. The current facility was entered into on June 15, 2021 expiring on June 14, 2022, replacing the previous facility, which expired June 2021. Certain affiliated accounts and mutual funds, each of which is managed by Advisors, or an affiliate of Advisors, also participate in this facility. An annual commitment fee for the credit facility is borne by the participating accounts and mutual funds on a pro rata basis. Interest associated with any borrowing under the facility is charged to the borrowing accounts or mutual funds at a specified rate of interest. The Funds are not liable for borrowings under the facility by other affiliated accounts or mutual funds. For the year ended December 31, 2021, there were no borrowings under this credit facility by the Funds.

TIAA-CREF Life Funds ▪ 2021 Annual Report	121

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of TIAA-CREF Life Funds and Shareholders of Growth Equity Fund, Growth & Income Fund, Large-Cap Value Fund, Real Estate Securities Fund, Small-Cap Equity Fund, Social Choice Equity Fund, Stock Index Fund, International Equity Fund, Core Bond Fund, Money Market Fund and Balanced Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of Growth Equity Fund, Growth & Income Fund, Large-Cap Value Fund, Real Estate Securities Fund, Small-Cap Equity Fund, Social Choice Equity Fund, Stock Index Fund, International Equity Fund, Core Bond Fund, and Money Market Fund, and portfolio of investments, of Balanced Fund, (constituting TIAA-CREF Life Funds, hereafter collectively referred to as the “Funds”) as of December 31, 2021, the related statements of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (included in Item 1 of this Form N-CSR) and the schedules of investments (included in Item 6 of this Form N-CSR) as of December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2021 and each of the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included

122	2021 Annual Report ▪ TIAA-CREF Life Funds

examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

February 23, 2022

We have served as the auditor of one or more investment companies in TIAA-CREF Funds’ investment company group since 2005.

TIAA-CREF Life Funds ▪ 2021 Annual Report	123

Important tax information (unaudited)

TIAA-CREF Life Funds

For the fiscal year ended December 31, 2021, the TIAA-CREF Life Funds designate the following distribution amounts (or the maximum amount allowable) as being from Section 1250 gains and net long-term capital gains.

Fund	Section 1250 gains	Long-term capital gains	Total

Growth Equity	$—	$20,848,519	$20,848,519
Growth & Income	—	3,983,142	3,983,142
Large-Cap Value	—	—	—
Real Estate Securities	130,887	69,116	200,003
Small-Cap Equity	—	—	—
Social Choice Equity	—	1,305,349	1,305,349
Stock Index	—	1,320,904	1,320,904
International Equity	—	—	—
Core Bond	—	2,981,187	2,981,187
Money Market	—	—	—
Balanced	—	1,402,906	1,402,906

For the fiscal year ended December 31, 2021, the TIAA-CREF Life Funds designate the following percentages (or the maximum amount allowable) of ordinary income dividends paid as qualifying for the corporate dividends received deduction.

Fund	Percentage

Growth Equity	6.6%
Growth & Income	100.0
Large-Cap Value	100.0
Real Estate Securities	—
Small-Cap Equity	100.0
Social Choice Equity	48.1
Stock Index	87.2
International Equity	1.4
Core Bond	—
Money Market	—
Balanced	16.9

The International Equity Fund received income from foreign sources during the year ended December 31, 2021 of $4,136,110 ($0.29131 per share), and paid taxes to foreign countries during the year ended December 31, 2021 of $459,364 ($0.03235 per share).

124	2021 Annual Report ▪ TIAA-CREF Life Funds

2021 special meeting (unaudited)

TIAA-CREF Life Funds

Growth Equity Fund classification

On December 7, 2021, at a special meeting of the TIAA-CREF Life Growth Equity Fund (the “Fund”) shareholders approved the proposed change of the Fund’s classification under the Investment Company Act of 1940, as amended (the “1940 Act”), from “diversified” to “non-diversified” and to eliminate the Fund’s related fundamental investment restriction.

Fund	Dollars for	Percent	Dollars against	Percent	Dollars abstain	Percent
Growth Equity	1,605,906.321	85.311	76,106.061	4.043	200,403.931	10.646

The results above were certified by Computershare Fund Services, Inc., independent tabulator for the TIAA-CREF Life Funds.

TIAA-CREF Life Funds ▪ 2021 Annual Report	125

Trustees and officers (unaudited)

TIAA-CREF Life Funds  ▪  February 15, 2022

Trustees

Name, address and year of birth (“YOB”)	Position(s) held with fund	Term of office and length of time served	Principal occupation(s) during past 5 years and other relevant experience and qualifications	Number of portfolios in fund complex overseen by Trustee	Other directorship(s) and positions held by Trustee
Forrest Berkley c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Trustee	Indefinite term. Trustee since 2006.	Retired Partner (since 2006), Partner (1990–2005) and Head of Global Product Management (2003–2005), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management); and member of asset allocation portfolio management team, GMO (2003–2005).	88	Director, Save the Children Federation, Inc.; Investment Committee Member, Maine Community Foundation.
Joseph A. Boateng c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Trustee	Indefinite term. Trustee since 2019.	Chief Investment Officer, Casey Family Programs (since 2007). Director of U.S. Pension Plans, Johnson & Johnson (2002–2006). Manager, Financial Services Consultant, KPMG Consulting (2000–2002).	88	Board member, Lumina Foundation and Waterside School; Emeritus Board Member, Year-Up Puget Sound; Investment Advisory Committee Chair, Seattle City Employees’ Retirement System; Investment Committee Member, The Seattle Foundation.
Janice C. Eberly c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Trustee	Indefinite term. Trustee since 2018.	James R. and Helen D. Russell Professor of Finance at the Kellogg School of Management, Northwestern University (2002–2011 and since 2013), Senior Associate Dean for Strategy and Academics (since 2020) and Chair of the Finance Department (2005–2007). Vice President, American Economic Association (2020-2021). Assistant Secretary for Economic Policy, United States Department of the Treasury (2011–2013).	88	Member of the Board of the Office of Finance, Federal Home Loan Banks; Director, Avant, LLC.

126	2021 Annual Report ▪ TIAA-CREF Life Funds

Nancy A. Eckl c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Trustee	Indefinite term. Trustee since 2007.	Vice President (1990–2006), American Beacon Advisors, Inc., and of certain funds advised by American Beacon Advisors, Inc.	88	Independent Director, The Lazard Funds, Inc., Lazard Retirement Series, Inc., and Lazard Global Total Return and Income Fund, Inc.
Michael A. Forrester c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1967	Trustee	Indefinite term. Trustee since 2007.	Chief Executive Officer (2014–2021) and Chief Operating Officer (2007–2014), Copper Rock Capital Partners, LLC. Chief Operating Officer, DDJ Capital Management (2003–2006).	88	Trustee, Dexter Southfield School; Member, Governing Council of the Independent Directors Council.
Howell E. Jackson c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Trustee	Indefinite term. Trustee since 2005.	James S. Reid, Jr. Professor of Law (since 2004), Senior Adviser to President and Provost (2010–2012), Acting Dean (2009), Vice Dean for Budget (2003–2006) and on the faculty (since 1989) of Harvard Law School.	88	Director, Build Commonwealth (non-profit organization).
Thomas J. Kenny c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Chairman of the Board and Trustee	Indefinite term. Trustee since 2011; Chairman for term ending June 30, 2023. Chairman since September 13, 2017.	Advisory Director (2010–2011), Partner (2004–2010), Managing Director (1999–2004) and Co-Head of Global Cash and Fixed Income Portfolio Management Team (2002–2010), Goldman Sachs Asset Management.	88	Director and Chair of the Finance and Investment Committee, Aflac Incorporated; Director and Investment Committee Member, Sansum Clinic; Director, ParentSquare; Member, University of California at Santa Barbara Arts and Lectures Advisory Council.

TIAA-CREF Life Funds ▪ 2021 Annual Report	127

Trustees and officers (unaudited)	continued

TIAA-CREF Life Funds  ▪  February 15, 2022

Trustees—concluded

Name, address and year of birth (“YOB”)	Position(s) held with fund	Term of office and length of time served	Principal occupation(s) during past 5 years and other relevant experience and qualifications	Number of portfolios in fund complex overseen by Trustee	Other directorship(s) and positions held by Trustee
James M. Poterba c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1958	Trustee	Indefinite term. Trustee since 2006.	President and Chief Executive Officer (since 2008) and Program Director (1990–2008), National Bureau of Economic Research . Mitsui Professor of Economics, Massachusetts Institute of Technology (“MIT”) (since 1996); Affiliated Faculty Member of the Finance Group, Alfred P. Sloan School of Management (since 2014); Head (2006–2008) and Associate Head (1994–2000 and 2001–2006), Economics Department of MIT.	88	Director, National Bureau of Economic Research; Member, Congressional Budget Office Panel of Economic Advisers.
Maceo K. Sloan c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1949	Trustee	Indefinite term. Trustee since 2001.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (1991–2018); Chairman and Chief Executive Officer (1991–2016), Chief Investment Officer (1991–2013) and Chief Compliance Officer (2015–2016), NCM Capital Management Group, Inc.; Chairman, Chief Executive Officer (2003–2016), Chief Investment Officer (2003–2013) and Chief Compliance Officer (2015–2016), NCM Capital Advisers, Inc.; and Chairman, President and Principal Executive Officer, NCM Capital Investment Trust (2007–2012).	88	Director, TheraTrue Inc.

128	2021 Annual Report ▪ TIAA-CREF Life Funds

Officers

Name, address and year of birth (“YOB”)	Position(s) held with fund	Term of office and length of time served	Principal occupation(s) during past 5 years
Richard S. Biegen TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Chief Compliance Officer	One-year term. Chief Compliance Officer since 2008.	Senior Managing Director, TIAA. Chief Comvmpliance Officer of the College Retirement Equities Fund (“CREF”), TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds (collectively, the “TIAA-CREF Fund Complex”).
Derek B. Dorn TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1976	Senior Managing Director and Corporate Secretary	One-year term. Senior Managing Director and Corporate Secretary since 2020.	Senior Managing Director and Corporate Secretary of Teachers Insurance and Annuity Association of America (“TIAA”) and the TIAA-CREF Fund Complex. Formerly, Managing Director, Special Assistant to the CEO, and Managing Director, Regulatory Affairs, TIAA. Prior to joining TIAA, Mr. Dorn served as a partner at Davis & Harman LLP and an adjunct professor of Law at Georgetown University Law Center.
John L. Douglas TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1950	Executive Vice President and Chief Legal, Risk and Compliance Officer	One-year term. Executive Vice President since 2021	Senior Executive Vice President, Chief Legal, Risk and Compliance Officer of TIAA. Executive Vice President, Chief Legal, Risk and Compliance Officer of the TIAA-CREF Fund Complex. Formerly, Senior Executive Vice President, Senior Advisor to the CEO, and Senior Executive Vice President, Chief Advocacy & Oversight Officer, TIAA. Prior to joining TIAA, Mr. Douglas was a Partner at Davis Polk & Wardwell LLP.
W. Dave Dowrich TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1967	Executive Vice President	One-year term. Executive Vice President since 2022.	Senior Executive Vice President and Chief Financial Officer of TIAA. Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Dowrich served as Chief Financial Officer, International Businesses at Prudential Financial, Inc.
Bradley Finkle TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1973	Principal Executive Officer and President	One-year term. Principal Executive Officer and President since 2017.	Executive Vice President, Chief Administrative Officer of the Chief Operating Office, TIAA. Principal Executive Officer and President of the TIAA-CREF Funds and TIAA-CREF Life Funds. Formerly, Executive Vice President, Chief Operating Officer, Nuveen; President and Chief Executive Officer of CREF and VA-1; and Senior Managing Director, Co-Head Nuveen Equities & Fixed Income and President of TIAA Investments.

2021 Annual Report ▪ TIAA-CREF Life Funds	129

Trustees and officers (unaudited)	concluded

TIAA-CREF Life Funds  ▪  February 15, 2022

Officers—concluded

Name, address and year of birth (“YOB”)	Position(s) held with fund	Term of office and length of time served	Principal occupation(s) during past 5 years
Jose Minaya TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1971	Executive Vice President	One-year term. Executive Vice President since 2018.	Chief Executive Officer, Nuveen. Executive Vice President of the TIAA-CREF Fund Complex. Formerly, Executive Vice President, President and Chief investment Officer, Nuveen; Executive Vice President, Chief Investment Officer and President, Nuveen Global Investments; and Senior Managing Director, President, Global Investments, TIAA.
Colbert Narcisse TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1965	Executive Vice President	One-year term. Executive Vice President since 2022.	Senior Executive Vice President, Chief Product and Business Development Officer of TIAA. President and Chief Executive Officer of CREF and TIAA Separate Account VA-1. Executive Vice President of TIAA-CREF Funds and TIAA-CREF Life Funds. Formerly, Executive Vice President and Head of Advisory and Corporate Solutions, TIAA. Prior to joining TIAA, Mr. Narcisse served as Managing Director and Head of International Wealth Management and Head of Traditional and Alternative Investment Products at Morgan Stanley.
David G. Nason TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1970	Executive Vice President	One-year term. Executive Vice President since 2020.	Senior Executive Vice President, Chief Operating Officer of TIAA. Executive Vice President of the TIAA-CREF Fund Complex. Formerly, Senior Executive Vice President, Chief Legal, Risk and Compliance Officer of TIAA. Executive Vice President, Chief Risk and Compliance Officer, TIAA. Prior to joining TIAA, Mr. Nason served as President and CEO of GE Energy Financial Services.
E. Scott Wickerham TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1973	Principal Financial Officer, Principal Accounting Officer and Treasurer	One-year term. Principal Financial Officer, Principal Accounting Officer and Treasurer since 2017.	Senior Managing Director, Head, Publics Investment Finance, Nuveen. Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Fund Complex; and Vice President and Controller of the Nuveen Funds. Formerly, Managing Director, Head, TC Fund Administration, Nuveen.

130	2021 Annual Report ▪ TIAA-CREF Life Funds

Sean N. Woodroffe TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Executive Vice President	One-year term. Executive Vice President since 2018.	Senior Executive Vice President, Chief People Officer of TIAA, and Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Woodroffe served as Chief People Officer at National Life Group.

Please note that the Funds’ Statement of Additional Information (SAI) includes additional information about the Funds’ trustees and is available, without charge, through our website, TIAA.org, or by calling 800 223-1200.

2021 Annual Report ▪ TIAA-CREF Life Funds	131

Additional information about index providers (unaudited)

Russell indexes

Source: London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2022. FTSE Russell is a trading name of certain of the LSE Group companies. “FTSE®,” “Russell®” and “FTSE Russell®” are trademarks of the relevant LSE Group companies and are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.

Bloomberg indexes

Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves nor endorses this material, nor guarantees the accuracy or completeness of any information herein, nor makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

During the reporting period, “Bloomberg Barclays” fixed-income indices were rebranded as “Bloomberg” indices. This change affects all Bloomberg fixed-income indices.

FTSE index

Source: FTSE International Limited (“FTSE”) © FTSE 2022. “FTSE®” is a trade mark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. “Nareit®” is a trade mark of the National Association of Real Estate Investment Trusts (“Nareit”). All intellectual property rights in the Index vest in FTSE and Nareit. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

Standard & Poor’s index

The S&P®  500 Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by the Growth & Income Fund. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). It is not

132	2021 Annual Report ▪ TIAA-CREF Life Funds

continued

possible to invest directly in an index. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to the Fund with respect to the S&P 500 Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500 Index is determined, composed and calculated by S&P Dow Jones Indices without regard to the Fund. S&P Dow Jones Indices has no obligation to take the needs of the Fund or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Fund or the timing of the issuance or sale of Fund shares or in the determination or calculation of the equation by which Fund shares are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the S&P 500 Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THE FUND, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

TIAA-CREF Life Funds ▪ 2021 Annual Report	133

Additional information about index providers (unaudited)	concluded

MSCI indexes

Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

Morningstar index

©2022 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

134	2021 Annual Report ▪ TIAA-CREF Life Funds

[This page intentionally left blank.]

[This page intentionally left blank.]

[This page intentionally left blank.]

[This page intentionally left blank.]

How to reach us

TIAA website

Account performance, personal account information and transactions, product descriptions, and information about investment choices and income options

TIAA.org

Automated telephone service

Check account performance and accumulation balances, change allocations, transfer funds and verify credited premiums

800-842-2252

24 hours a day, 7 days a week

National Contact Center

Retirement saving and planning, income options and payments, beneficiary services and tax reporting

800-842-2252

8 a.m. to 10 p.m. (ET), Monday–Friday

Insurance planning center

After-tax annuities and life insurance

For an existing policy or contract

800-223-1200

To apply for a new policy or contract

877-825-0411

8 a.m. to 8 p.m. (ET), Monday–Friday

For the hearing- or speech-impaired

800-842-2755

8 a.m. to 10 p.m. (ET), Monday–Friday

You should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. For a prospectus that contains this and other information, please visit TIAA.org, or call 800-223-1200. Please read the prospectus carefully before investing. Investment, insurance and annuity products are not Federal Deposit Insurance Corporation (FDIC) insured, are not bank guaranteed, are not bank deposits, are not insured by any federal government agency, are not a condition to any banking service or activity, and may lose value. Nuveen, a subsidiary of TIAA, provides investment advice and portfolio management services through a dozen affiliated registered investment advisers. Nuveen Securities, LLC and TIAA-CREF Individual & Institutional Services, LLC, members FINRA, distribute securities products. Insurance and annuity products are issued by TIAA-CREF Life Insurance Company, New York, NY.

This material is for informational or educational purposes only and does not constitute fiduciary investment advice under ERISA, a securities recommendation under all securities laws, or an insurance product recommendation under state insurance laws or regulations. This material does not take into account any specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on the investor’s own objectives and circumstances.

©2022 Teachers Insurance and Annuity Association of America–College Retirement Equities Fund,

730 Third Avenue, New York, NY 10017-3206

730 Third Avenue New York, NY 10017-3206

Printed on paper containing recycled fiber

We’re fond of paper…in its original form. Switch to eDelivery at TIAA.org/eDelivery

1960345		A10847 (2/22)

730 Third Avenue New York, NY 10017-3206

1960345	A10847 (2/22)

Item 2. Code of Conduct.

2(a)   The Board of Trustees of the TIAA-CREF Life Funds (the “Registrant”) has adopted a code of conduct for senior financial officers, including the Registrant’s principal executive officer, principal financial officer, principal accounting officer, or controller, and persons performing similar functions, in conformity with rules promulgated under the Sarbanes-Oxley Act of 2002.

2(b)   No response required.

2(c)   During the reporting period, there were no amendments to the code of conduct.

2(d)   During the reporting period, there were no implicit or explicit waivers granted by the Registrant from any provision of the code of conduct.

2(e)   Not applicable.

2(f)   A copy of the current code of conduct is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

3(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit and Compliance Committee.

3(a)(2) Maceo K. Sloan is the Registrant’s audit committee financial expert and is “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

PricewaterhouseCoopers LLP (“PwC”) performs independent audits of the Registrant’s financial statements. To maintain auditor independence and avoid the appearance of conflicts of interest, the Registrant, as a policy, does not engage PwC for management advisory or consulting services.

The aggregate fees billed by PwC as disclosed below for the fiscal years ended December 31, 2021 and December 31, 2020 may not align with the figures reported and filed with the Securities and Exchange Commission in Form N-CEN or Form N-CSR for each period, respectively, (SEC File No. 811-08961) because the fees disclosed in this statement reflect fees updated after the date of that Form N-CEN or Form N-CSR for the relevant periods.

4(a) Audit Fees.

For the fiscal years ended December 31, 2021 and December 31, 2020, PwC’s aggregate fees for the audit of the Registrant’s annual financial statements were $306,399 and $302,899, respectively.

4(b) Audit Related Fees.

For the fiscal years ended December 31, 2021 and December 31, 2020, PwC’s aggregate fees for services related to the performance of the audit of the Registrant’s annual financial statements were $0 and $0, respectively.

For the fiscal years ended December 31, 2021 and December 31, 2020, the Audit-Related Fees billed by PwC to Teachers Advisors, LLC (“Advisors”) or to any entity controlling, controlled by or under common control with Advisors that provides ongoing services to the Registrant (collectively, “Fund Service Providers”) were $0 and $0, respectively.

4(c) Tax Fees.

For the fiscal years ended December 31, 2021 and December 31, 2020, PwC’s aggregate fees for tax services billed to the Registrant were $602 and $0, respectively.

For the fiscal years ended December 31, 2021 and December 31, 2020, the Tax Fees billed by PwC to the Fund Service Providers were $0 and $0, respectively.

4(d) All Other Fees.

For the fiscal years ended December 31, 2021 and December 31, 2020, PwC’s aggregate fees for all other services billed to the Registrant were $0 and $2,342, respectively.

For the fiscal years ended December 31, 2021 and December 31, 2020, PwC’s aggregate fees for all other services billed to the Fund Service Providers were $0 and $0, respectively.

4(e)(1) Preapproval Policy.

The Registrant’s audit and compliance committee (“Audit Committee”) has adopted a Preapproval Policy for External Audit Firm Services (the “Policy”). The Policy describes the types of services that may be provided by the independent auditor to the Registrant and certain of its affiliates without impairing the auditor’s independence. Under the Policy, the Audit Committee is required to preapprove all services to be performed by the Registrant’s independent auditor in order to ensure that such services do not impair the auditor’s independence.

The Policy requires the Audit Committee to: (i) appoint the independent auditor to perform the financial statements audit for the Registrant and certain of its affiliates, including approving the terms of the engagement, and (ii) preapprove the audit, audit-related, tax and other services to be provided by the independent auditor to the Registrant and certain of its affiliates and the fees to be charged for provision of such services from year to year.

4(e)(2) Services provided pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (the “de minimis exception”):

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2021 and December 31, 2020 on behalf of the Registrant.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2021 and December 31, 2020 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the Registrant.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2021 and December 31, 2020 on behalf of the Registrant.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2021 and December 31, 2020 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the Registrant.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2021 and December 31, 2020 on behalf of the Registrant.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2021 and December 31, 2020 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the Registrant.

4(f) The percentage of hours expended by PwC’s engagement to audit the Registrant’s financial statements for the most recent fiscal year attributable to work performed by persons other than PwC’s full-time, permanent employees was less than 50%.

4(g) Non-Audit Fees for Related Entities.

For the fiscal years ended December 31, 2021 and December 31, 2020, aggregate non-audit fees billed to the Registrant and to its Fund Service Providers by PwC were $1,058,073 and $1,364,000, respectively.

4(h) The Registrant’s Audit Committee has considered whether the non-audit services that were rendered by PwC to the Registrant’s Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are compatible with maintaining PwC’s independence.

Item 5. Audited Committee of Listed Registrants.

Not Applicable.

Item 6. Schedule of Investments.

TIAA-CREF LIFE FUNDS - Growth Equity Fund

TIAA-CREF LIFE FUNDS

GROWTH EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2021

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.8%

AUTOMOBILES & COMPONENTS - 3.6%
5,243	*	Aptiv plc	$864,833
13,898	*	General Motors Co	814,840
2,243	*	Rivian Automotive, Inc	232,576
4,273	*	Tesla, Inc	4,515,621

		TOTAL AUTOMOBILES & COMPONENTS	6,427,870

CAPITAL GOODS - 3.2%
4,165	*	Boeing Co	838,498
26,272		Carrier Global Corp	1,424,993
9,138	*	Liberty Media Acquisition Corp	96,954
4,346		Roper Technologies Inc	2,137,624
9,895		Safran S.A.	1,211,377

		TOTAL CAPITAL GOODS	5,709,446

COMMERCIAL & PROFESSIONAL SERVICES - 2.5%
3,369	*	Cimpress plc	241,254
51,678	*	Clarivate Analytics plc	1,215,466
26,708		Experian Group Ltd	1,315,526
11,515		Waste Connections, Inc	1,569,149

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	4,341,395

CONSUMER DURABLES & APPAREL - 1.9%
7,918		Essilor International S.A.	1,685,558
5,834		Nike, Inc (Class B)	972,353
97,200		Prada S.p.A	622,400

		TOTAL CONSUMER DURABLES & APPAREL	3,280,311

CONSUMER SERVICES - 3.5%
1,343	*	Booking Holdings, Inc	3,222,166
48,037	*,e	Carnival Corp	966,504
729	*	Chipotle Mexican Grill, Inc (Class A)	1,274,474
4,457	*	Flutter Entertainment plc	713,028

		TOTAL CONSUMER SERVICES	6,176,172

DIVERSIFIED FINANCIALS - 2.3%
6,706		Capital One Financial Corp	972,973
77,546	*	Grab Holdings Ltd.	314,061
9,607	*	Ribbit LEAP Ltd	95,494
5,618		S&P Global, Inc	2,651,303

		TOTAL DIVERSIFIED FINANCIALS	4,033,831

FOOD & STAPLES RETAILING - 2.2%
6,830		Costco Wholesale Corp	3,877,391

		TOTAL FOOD & STAPLES RETAILING	3,877,391

FOOD, BEVERAGE & TOBACCO - 1.4%
50,218		Davide Campari-Milano NV	732,795
17,910	*	Monster Beverage Corp	1,720,076

		TOTAL FOOD, BEVERAGE & TOBACCO	2,452,871

HEALTH CARE EQUIPMENT & SERVICES - 4.8%
9,864		Alcon, Inc	870,057
2,598	*	Align Technology, Inc	1,707,354
5,746		Cigna Corp	1,319,454
2,885	*	DexCom, Inc	1,549,101
6,758	*	Guardant Health, Inc	675,935
5,561	*	Intuitive Surgical, Inc	1,998,067
10,584	*	Oak Street Health, Inc	350,754

		TOTAL HEALTH CARE EQUIPMENT & SERVICES	8,470,722

TIAA-CREF LIFE FUNDS - Growth Equity Fund

SHARES		COMPANY	VALUE

INSURANCE - 0.7%
22,957		American International Group, Inc	$1,305,335

		TOTAL INSURANCE	1,305,335

MATERIALS - 0.5%
2,518		Linde plc	872,311

		TOTAL MATERIALS	872,311

MEDIA & ENTERTAINMENT - 14.0%
3,158	*	Alphabet, Inc (Class C)	9,137,957
20,358		Comcast Corp (Class A)	1,024,618
7,294		Electronic Arts, Inc	962,079
7,314	*	IAC	956,013
11,280	*	Match Group, Inc	1,491,780
22,022	*	Meta Platforms, Inc	7,407,100
7,749	*	ROBLOX Corp	799,387
16,300		Tencent Holdings Ltd	951,123
19,983	*	Twitter, Inc	863,665
11,887	*	Vimeo, Inc	213,491
6,779	*	Walt Disney Co	1,049,999

		TOTAL MEDIA & ENTERTAINMENT	24,857,212

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 5.0%
9,106		AbbVie, Inc	1,232,953
4,529		AstraZeneca plc	528,848
45,199	*	Avantor, Inc	1,904,686
7,282	*	Horizon Therapeutics Plc	784,708
4,512	*	Illumina, Inc	1,716,545
11,280		Zoetis, Inc	2,752,659

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	8,920,399

RETAILING - 11.2%
4,061	*	Amazon.com, Inc	13,540,755
5,862	*	ASOS plc	189,714
9,776	*	CarMax, Inc	1,273,128
20,697	*	Coupang, Inc	608,078
10,580		eBay, Inc	703,570
199		Home Depot, Inc	82,587
7,130	*,e	Just Eat Takeaway.com NV (ADR)	76,719
1,256		Kering	1,007,753
32,402		TJX Companies, Inc	2,459,960

		TOTAL RETAILING	19,942,264

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 9.6%
17,466		Applied Materials, Inc	2,748,450
5,943		Broadcom, Inc	3,954,531
22,867		Marvell Technology, Inc	2,000,634
15,706		NVIDIA Corp	4,619,292
13,145		QUALCOMM, Inc	2,403,826
10,988		Taiwan Semiconductor Manufacturing Co Ltd (ADR)	1,321,966

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	17,048,699

SOFTWARE & SERVICES - 26.5%
3,997		Accenture plc	1,656,956
413	*,g	Adyen NV	1,084,125
5,685	*	DocuSign, Inc	865,882
4,194		Intuit, Inc	2,697,665
18,139	*	ironSource Ltd	140,396
54,985	*	ironSource Ltd	425,584
46,562		Microsoft Corp	15,659,732
2,349	*	Palo Alto Networks, Inc	1,307,829
16,224	*	PayPal Holdings, Inc	3,059,522
30,428	*	Qualtrics International, Inc	1,077,151
20,306	*	salesforce.com, Inc	5,160,364
4,133	*	ServiceNow, Inc	2,682,772
3,021	*	Square, Inc	487,922
3,146	*	Synopsys, Inc	1,159,301
4,384	*	Twilio, Inc	1,154,482
31,776		Visa, Inc (Class A)	6,886,177
4,719	*	Workday, Inc	1,289,136

		TOTAL SOFTWARE & SERVICES	46,794,996

TIAA-CREF LIFE FUNDS - Growth Equity Fund

SHARES		COMPANY	VALUE

TECHNOLOGY HARDWARE & EQUIPMENT - 4.3%
42,559		Apple, Inc	$7,557,202

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	7,557,202

TELECOMMUNICATION SERVICES - 0.4%
10,910	g	Cellnex Telecom SAU	631,990

		TOTAL TELECOMMUNICATION SERVICES	631,990

TRANSPORTATION - 2.2%
46,079	*	Uber Technologies, Inc	1,932,093
7,998		Union Pacific Corp	2,014,936

		TOTAL TRANSPORTATION	3,947,029

		TOTAL COMMON STOCKS	176,647,446

		(Cost $101,109,609)

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 0.1%

REPURCHASE AGREEMENT - 0.1%
$ 175,000	r	Fixed Income Clearing Corp (FICC)	0.020%	01/03/22	175,000

		TOTAL REPURCHASE AGREEMENT			175,000

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.0%
107,664	c	State Street Navigator Securities Lending Government Money Market Portfolio	0.030		107,664

		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			107,664

		TOTAL SHORT-TERM INVESTMENTS			282,664

		(Cost $282,664)
		TOTAL INVESTMENTS - 99.9%			176,930,110
		(Cost $101,392,273)
		OTHER ASSETS & LIABILITIES, NET - 0.1%			136,000

		NET ASSETS - 100.0%			$177,066,110

ADR	American Depositary Receipt

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $1,070,262.
g

Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 12/31/21, the aggregate value of these securities is $1,716,115 or 1.0% of net assets.

r

Agreement with Fixed Income Clearing Corp (FICC), 0.020% dated 12/31/21 to be repurchased at $175,000 on 1/3/22, collateralized by Government Agency Securities, with coupon rate 4.250% and maturity date 11/15/40, valued at $178,589.

Principal denominated in U.S. Dollars, unless otherwise noted.

TIAA-CREF LIFE FUNDS - Growth & Income Fund

TIAA-CREF LIFE FUNDS

GROWTH & INCOME FUND

SCHEDULE OF INVESTMENTS

December 31, 2021

SHARES		COMPANY	VALUE

COMMON STOCKS - 100.0%

AUTOMOBILES & COMPONENTS - 2.7%
6,763	*	Aptiv plc	$1,115,557
23,792	*	General Motors Co	1,394,925
2,971	*,n	Tesla, Inc	3,139,693

		TOTAL AUTOMOBILES & COMPONENTS	5,650,175

BANKS - 4.6%
65,851		Bank of America Corp	2,929,711
18,716	n	Citigroup, Inc	1,130,259
19,207		Fifth Third Bancorp	836,465
59,761		ING Groep NV	830,857
15,505		JPMorgan Chase & Co	2,455,217
35,187		Wells Fargo & Co	1,688,272

		TOTAL BANKS	9,870,781

CAPITAL GOODS - 7.3%
1,497		Acuity Brands, Inc	316,945
2,443		Carlisle Cos, Inc	606,157
3,498		Deere & Co	1,199,429
6,113		Dover Corp	1,110,121
11,072		Eaton Corp	1,913,463
7,635	*	Evoqua Water Technologies Corp	356,936
596	*,n	Generac Holdings, Inc	209,744
9,739		Honeywell International, Inc	2,030,679
12,012		Ingersoll Rand, Inc	743,182
10,463		ITT, Inc	1,069,214
2,566		Northrop Grumman Corp	993,222
8,055		Otis Worldwide Corp	701,349
10,237	*	Plug Power, Inc	288,991
13,504		Raytheon Technologies Corp	1,162,154
14,087	n	Spirit Aerosystems Holdings, Inc (Class A)	607,009
9,666		Textron, Inc	746,215
2,128		Trane Technologies plc	429,920
830		W.W. Grainger, Inc	430,139
4,061		Woodward Inc	444,517

		TOTAL CAPITAL GOODS	15,359,386

COMMERCIAL & PROFESSIONAL SERVICES - 0.9%
4,382		Jacobs Engineering Group, Inc	610,106
7,869		Waste Management, Inc	1,313,336

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	1,923,442

CONSUMER DURABLES & APPAREL - 1.4%
4,270		DR Horton, Inc	463,081
15,917		Levi Strauss & Co	398,403
28,914	*	Mattel, Inc	623,386
4,190		Sony Corp	529,106
11,860		Tempur Sealy International, Inc	557,776
26,587	*	Under Armour, Inc (Class C)	479,629

		TOTAL CONSUMER DURABLES & APPAREL	3,051,381

CONSUMER SERVICES - 2.0%
2,903	*,n	Airbnb, Inc	483,320
5,286	*	Caesars Entertainment, Inc	494,400
1,794		Churchill Downs, Inc	432,175
8,438	n	Darden Restaurants, Inc	1,271,100
8,227	*,n	Expedia Group, Inc	1,486,783

		TOTAL CONSUMER SERVICES	4,167,778

TIAA-CREF LIFE FUNDS - Growth & Income Fund

SHARES		COMPANY	VALUE

DIVERSIFIED FINANCIALS - 3.3%
4,335		American Express Co	$709,206
5,016	n	Blackstone Group, Inc	649,020
2,303		CME Group, Inc	526,143
39,293		Equitable Holdings, Inc	1,288,418
31,200	*	Grab Holdings Ltd.	126,360
6,869		KKR & Co, Inc	511,741
23,640		Morgan Stanley	2,320,502
8,069	n	State Street Corp	750,417

		TOTAL DIVERSIFIED FINANCIALS	6,881,807

ENERGY - 2.3%
7,443		Cheniere Energy, Inc	754,869
12,189		Chevron Corp	1,430,380
15,256		ConocoPhillips	1,101,178
10,435		Hess Corp	772,503
11,591		Marathon Petroleum Corp	741,708

		TOTAL ENERGY	4,800,638

FOOD & STAPLES RETAILING - 0.8%
19,905	n	Albertsons Cos, Inc	600,932
7,251		Walmart, Inc	1,049,147

		TOTAL FOOD & STAPLES RETAILING	1,650,079

FOOD, BEVERAGE & TOBACCO - 3.3%
8,757		Bunge Ltd	817,554
4,677		Hershey Co	904,859
21,176		Mondelez International, Inc	1,404,181
10,283	*	Monster Beverage Corp	987,579
13,657		PepsiCo, Inc	2,372,357
1,803		Pernod-Ricard S.A.	433,762

		TOTAL FOOD, BEVERAGE & TOBACCO	6,920,292

HEALTH CARE EQUIPMENT & SERVICES - 5.0%
13,262		Abbott Laboratories	1,866,494
6,240	*	Centene Corp	514,176
2,202	*,n	DexCom, Inc	1,182,364
12,779	*	Envista Holdings Corp	575,822
2,974	*	Guardant Health, Inc	297,459
774		Humana, Inc	359,028
1,455	*	IDEXX Laboratories, Inc	958,059
8,847	*	Neogen Corp	401,742
3,142		STERIS plc	764,794
1,993		Stryker Corp	532,968
6,355		UnitedHealth Group, Inc	3,191,100

		TOTAL HEALTH CARE EQUIPMENT & SERVICES	10,644,006

HOUSEHOLD & PERSONAL PRODUCTS - 1.8%
4,319	n	Estee Lauder Cos (Class A)	1,598,894
13,418		Procter & Gamble Co	2,194,916

		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	3,793,810

INSURANCE - 2.3%
18,957		American International Group, Inc	1,077,895
2,720		Chubb Ltd	525,803
13,755		Hartford Financial Services Group, Inc	949,645
10,631		Lincoln National Corp	725,672
20,245		Metlife, Inc	1,265,110
6,090	*	Ryan Specialty Group Holdings, Inc	245,732

		TOTAL INSURANCE	4,789,857

MATERIALS - 4.8%
15,614	n	CF Industries Holdings, Inc	1,105,159
21,094		Corteva, Inc	997,324
13,116	n	DuPont de Nemours, Inc	1,059,511
4,113		International Flavors & Fragrances, Inc	619,623
7,477		Linde plc	2,590,257
6,698		PPG Industries, Inc	1,155,003
3,935		Reliance Steel & Aluminum Co	638,336
14,419		Sealed Air Corp	972,850
9,336		Sociedad Quimica y Minera de Chile S.A. (ADR)	470,815
15,086	*	Summit Materials, Inc	605,552

		TOTAL MATERIALS	10,214,430

TIAA-CREF LIFE FUNDS - Growth & Income Fund

SHARES		COMPANY	VALUE

MEDIA & ENTERTAINMENT - 9.2%
3,289	*,n	Alphabet, Inc (Class C)	$9,517,018
16,965	n	Comcast Corp (Class A)	853,848
12,309	*	Meta Platforms, Inc	4,140,132
2,538	*,n	Netflix, Inc	1,528,993
9,219	*,n	Snap, Inc	433,570
4,960	*	Take-Two Interactive Software, Inc	881,491
13,052	*,n	Walt Disney Co	2,021,624

		TOTAL MEDIA & ENTERTAINMENT	19,376,676

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 8.9%
18,932		AbbVie, Inc	2,563,393
33,613	*	Avantor, Inc	1,416,452
5,428	*,e,n	Axsome Therapeutics, Inc	205,070
11,780		Bristol-Myers Squibb Co	734,483
4,947	*,n	Catalent, Inc	633,364
6,560		Danaher Corp	2,158,306
4,622	n	Eli Lilly & Co	1,276,689
10,479	*	Genmab A.S. (ADR)	414,549
13,974		Gilead Sciences, Inc	1,014,652
8,225	*,n	Horizon Therapeutics Plc	886,326
4,366	*	IQVIA Holdings, Inc	1,231,823
660		Lonza Group AG.	549,508
2,156		Merck KGaA	554,646
40,983	n	Pfizer, Inc	2,420,046
1,820		Roche Holding AG.	755,047
7,198		Sanofi-Aventis	722,276
2,162	*,n	Seagen, Inc	334,245
1,664		West Pharmaceutical Services, Inc	780,433

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	18,651,308

REAL ESTATE - 1.4%
9,099		Prologis, Inc	1,531,907
5,789		Rexford Industrial Realty, Inc	469,546
6,566		Simon Property Group, Inc	1,049,050

		TOTAL REAL ESTATE	3,050,503

RETAILING - 6.0%
2,236	*	Amazon.com, Inc	7,455,584
7,732	*,n	Children’s Place, Inc	613,070
4,933	n	Home Depot, Inc	2,047,244
4,690	*,n	Petco Health & Wellness Co, Inc	92,815
6,042		Target Corp	1,398,361
12,806		TJX Companies, Inc	972,232
4,890	*	Torrid Holdings, Inc	48,313

		TOTAL RETAILING	12,627,619

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 6.6%
13,434	*,n	Advanced Micro Devices, Inc	1,933,152
1,684	*,n	Ambarella, Inc	341,667
6,172		Applied Materials, Inc	971,226
781		ASML Holding NV	621,785
2,280		Broadcom, Inc	1,517,135
11,524		Marvell Technology, Inc	1,008,235
2,253	n	Monolithic Power Systems, Inc	1,111,472
13,042	n	NVIDIA Corp	3,835,783
1,388	n	NXP Semiconductors NV	316,159
9,208		QUALCOMM, Inc	1,683,867
5,822	*	Wolfspeed Inc	650,725

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	13,991,206

SOFTWARE & SERVICES - 12.1%
3,279		Accenture plc	1,359,309
116	*,g	Adyen NV	304,500
6,070	*	Fiserv, Inc	630,005
1,954	*,n	Fortinet, Inc	702,268
2,359	*	ironSource Ltd	18,259
28,251	*	ironSource Ltd	218,663
7,559		Mastercard, Inc (Class A)	2,716,100
39,927		Microsoft Corp	13,428,249
4,695		Oracle Corp	409,451

TIAA-CREF LIFE FUNDS - Growth & Income Fund

SHARES		COMPANY	VALUE

6,190	*	PayPal Holdings, Inc	$1,167,310
8,550	*,n	salesforce.com, Inc	2,172,811
1,957	*	ServiceNow, Inc	1,270,308
2,775	*	Synopsys, Inc	1,022,588

		TOTAL SOFTWARE & SERVICES	25,419,821

TECHNOLOGY HARDWARE & EQUIPMENT - 9.9%
79,887	n	Apple, Inc	14,185,536
7,090	*,n	Calix, Inc	566,987
14,805	*	Ciena Corp	1,139,541
23,930		Cisco Systems, Inc	1,516,444
10,165		Cognex Corp	790,430
12,935	*	Stratasys Ltd	316,778
7,256		TE Connectivity Ltd	1,170,683
2,546	*	Teledyne Technologies, Inc	1,112,322

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	20,798,721

TELECOMMUNICATION SERVICES - 0.3%
2,925		Cogent Communications Group, Inc	214,052
7,626		Verizon Communications, Inc	396,247

		TOTAL TELECOMMUNICATION SERVICES	610,299

TRANSPORTATION - 2.0%
15,670	*,n	Delta Air Lines, Inc	612,384
4,610		DSV AS	1,074,260
9,712		Knight-Swift Transportation Holdings, Inc	591,849
3,737		Union Pacific Corp	941,462
4,237		United Parcel Service, Inc (Class B)	908,159

		TOTAL TRANSPORTATION	4,128,114

UTILITIES - 1.1%
18,167		NextEra Energy, Inc	1,696,071
10,503		RWE AG.	425,545
6,356		Veolia Environnement	233,417

		TOTAL UTILITIES	2,355,033

		TOTAL COMMON STOCKS	210,727,162

		(Cost $103,744,202)

PURCHASED OPTIONS - 0.0%

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.0%
700		Vertex Pharmaceuticals, Inc	2,100

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	2,100

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.0%
600		Xilinx, Inc	16,380

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	16,380

SOFTWARE & SERVICES - 0.0%
900		Global Payments, Inc	45

		TOTAL SOFTWARE & SERVICES	45

TECHNOLOGY HARDWARE & EQUIPMENT - 0.0%
600		Apple, Inc	8,088

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	8,088

		TOTAL PURCHASED OPTIONS	26,613

		(Cost $20,766)
		TOTAL INVESTMENTS - 100.0%	210,753,775
		(Cost $103,764,968)
		OTHER ASSETS & LIABILITIES, NET - (0.0)%	(104,429)

		NET ASSETS - 100.0%	$210,649,346

ADR	American Depositary Receipt

*	Non-income producing
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $205,977.
g

Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 12/31/21, the aggregate value of these securities is $304,500 or 0.1% of net assets.

n	All or a portion of these securities have been segregated by the custodian to cover requirements on open written options contracts.

Principal denominated in U.S. Dollars, unless otherwise noted.

TIAA-CREF LIFE FUNDS - Growth & Income Fund

Purchased options outstanding as of December 31, 2021 were as follows:

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Apple, Inc, Call	6	$5,922	$170.00	03/18/22	$8,088
Global Payments, Inc, Call	9	4,518	190.00	01/21/22	45
Vertex Pharmaceuticals, Inc, Call	7	2,214	230.00	01/21/22	2,100
Xilinx, Inc, Call	6	8,112	190.00	01/21/22	16,380
Total	28	$20,766			$26,613

Written options outstanding as of December 31, 2021 were as follows:

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value
ACADIA Pharmaceuticals, Inc, Put	8	$(2,518)	$17.50	01/21/22	$(160)
Advanced Micro Devices, Inc, Call	12	(8,976)	185.00	02/18/22	(2,268)
Advanced Micro Devices, Inc, Put	12	(4,176)	125.00	02/18/22	(4,380)
AeroVironment, Inc, Put	14	(2,349)	45.00	03/18/22	(3,780)
Airbnb, Inc, Call	6	(1,112)	200.00	01/21/22	(144)
Albertsons Cos, Inc, Put	27	(1,592)	28.00	01/21/22	(1,620)
Alliance Data Systems Corp, Put	3	(1,380)	60.00	04/14/22	(1,110)
Alliance Data Systems Corp, Put	3	(2,637)	75.00	04/14/22	(3,480)
Alphabet, Inc, Call	1	(1,054)	3,300.00	01/21/22	(85)
Ambarella, Inc, Call	4	(1,312)	300.00	01/21/22	(610)
Ambarella, Inc, Put	9	(1,782)	145.00	01/21/22	(383)
Anaplan, Inc, Put	40	(2,961)	32.50	02/18/22	(600)
Apple, Inc, Call	6	(2,778)	185.00	03/18/22	(3,510)
Apple, Inc, Put	7	(3,836)	155.00	03/18/22	(1,568)
Arcturus Therapeutics Holdings, Inc, Put	12	(12,120)	35.00	06/17/22	(11,820)
Axsome Therapeutics, Inc, Put	50	(49,899)	30.00	06/17/22	(43,150)
BioNTech SE, Put	7	(26,096)	240.00	06/17/22	(26,600)
Blackstone, Inc, Put	11	(1,272)	110.00	01/21/22	(407)
Boston Beer Co, Inc, Put	3	(35,034)	580.00	06/17/22	(33,345)
Brinker International, Inc, Put	36	(7,942)	30.00	04/14/22	(4,770)
Calix, Inc, Call	11	(1,133)	90.00	01/21/22	(1,320)
Catalent, Inc, Put	12	(1,019)	100.00	01/21/22	(384)
CF Industries Holdings, Inc, Call	16	(1,568)	80.00	02/18/22	(1,568)
Children’s Place, Inc, Call	14	(2,380)	90.00	01/21/22	(1,680)
Citigroup, Inc, Put	9	(1,269)	52.50	04/14/22	(999)
Cloudflare, Inc, Put	9	(3,539)	125.00	01/21/22	(3,888)
Comcast Corp, Put	30	(1,259)	40.00	01/21/22	(180)
Crocs, Inc, Put	13	(1,576)	95.00	01/21/22	(455)
Crowdstrike Holdings, Inc, Put	6	(7,667)	195.00	02/18/22	(4,920)
Darden Restaurants, Inc, Call	8	(1,304)	170.00	01/21/22	(80)
Darden Restaurants, Inc, Put	11	(924)	115.00	01/21/22	(110)
Datadog, Inc, Put	10	(1,451)	130.00	01/21/22	(360)
Delta Air Lines, Inc, Call	29	(1,739)	45.00	01/21/22	(290)
Dexcom, Inc, Call	2	(878)	650.00	01/21/22	(1,030)
Dexcom, Inc, Put	2	(4,814)	500.00	01/21/22	(1,524)
Dollar General Corp, Put	6	(906)	200.00	01/21/22	(105)
DraftKings, Inc, Put	15	(3,645)	40.00	02/18/22	(18,960)
DraftKings, Inc, Put	9	(7,245)	35.00	04/14/22	(8,370)
Duck Creek Technologies, Inc, Put	30	(4,477)	25.00	04/14/22	(5,775)
DuPont de Nemours, Inc, Put	6	(666)	60.00	01/21/22	(42)
Eli Lilly & Co, Put	6	(1,080)	210.00	01/21/22	(78)
Emergent BioSolutions, Inc, Put	11	(9,438)	55.00	03/18/22	(14,465)
Emergent BioSolutions, Inc, Put	3	(3,609)	50.00	06/17/22	(3,300)
Estee Lauder Cos, Inc, Call	4	(1,586)	420.00	04/14/22	(1,780)
Estee Lauder Cos, Inc, Put	5	(3,407)	290.00	04/14/22	(1,450)
Expedia Group, Inc, Call	7	(2,159)	220.00	01/21/22	(213)
Farfetch Ltd, Put	24	(11,125)	30.00	07/15/22	(8,880)
FedEx Corp, Put	3	(3,294)	210.00	03/18/22	(480)
Fortinet, Inc, Call	3	(2,394)	410.00	02/18/22	(1,875)
Fortinet, Inc, Put	5	(1,690)	250.00	01/21/22	(1,225)
Generac Holdings, Inc, Put	3	(4,557)	330.00	02/18/22	(4,020)
Global Payments, Inc, Call	12	(1,655)	220.00	01/21/22	(60)
Global Payments, Inc, Put	9	(8,532)	125.00	05/20/22	(6,480)
Home Depot, Inc, Call	4	(7,447)	430.00	05/20/22	(7,000)
Home Depot, Inc, Put	4	(4,643)	360.00	05/20/22	(2,930)
Horizon Therapeutics PLC, Call	11	(1,199)	120.00	01/21/22	(495)
Lamb Weston Holdings, Inc, Put	20	(2,070)	50.00	01/21/22	(400)
Lululemon Athletica, Inc, Put	4	(932)	340.00	01/21/22	(368)
Lululemon Athletica, Inc, Put	6	(5,808)	330.00	03/18/22	(2,820)

TIAA-CREF LIFE FUNDS - Growth & Income Fund

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Moderna, Inc, Put	6	$(16,662)	$240.00	04/14/22	$(15,318)
Moderna, Inc, Put	6	(23,573)	290.00	04/14/22	(34,092)
Monolithic Power Systems, Inc, Call	2	(3,083)	620.00	03/18/22	(550)
Monolithic Power Systems, Inc, Put	3	(2,964)	400.00	03/18/22	(2,175)
NetFlix, Inc, Put	2	(969)	480.00	02/18/22	(494)
NVIDIA Corp, Call	4	(1,036)	360.00	01/21/22	(268)
NXP Semiconductors NV, Put	6	(1,150)	190.00	01/21/22	(144)
Petco Health & Wellness Co, Inc, Put	48	(2,969)	17.50	03/18/22	(3,480)
Pfizer, Inc, Put	32	(415)	43.00	01/21/22	(64)
salesforce.com, Inc, Put	5	(955)	220.00	01/21/22	(160)
Seagen, Inc, Call	10	(10,980)	220.00	06/17/22	(1,850)
Seagen, Inc, Put	10	(6,480)	150.00	06/17/22	(13,750)
Shake Shack, Inc, Put	16	(9,007)	70.00	03/18/22	(8,960)
Snap, Inc, Call	17	(476)	55.00	01/14/22	(272)
Snap, Inc, Put	21	(19,655)	50.00	07/15/22	(18,795)
Spirit AeroSystems Holdings, Inc, Call	23	(1,471)	55.00	02/18/22	(863)
Spirit AeroSystems Holdings, Inc, Put	16	(1,807)	35.00	03/18/22	(1,920)
State Street Corp, Put	17	(1,192)	75.00	01/21/22	(255)
Tesla, Inc, Call	1	(13,279)	1,275.00	06/17/22	(11,189)
Tesla, Inc, Call	1	(12,557)	1,300.00	06/17/22	(9,350)
Tesla, Inc, Put	4	(47,878)	900.00	06/17/22	(37,520)
Ulta Beauty, Inc, Put	4	(7,019)	350.00	03/18/22	(3,136)
Vertex Pharmaceuticals, Inc, Call	7	(703)	250.00	01/21/22	(616)
Vertex Pharmaceuticals, Inc, Put	7	(1,344)	180.00	01/21/22	(833)
ViacomCBS, Inc, Put	26	(17,419)	35.00	09/16/22	(18,720)
Walt Disney Co, Put	9	(1,398)	140.00	01/21/22	(261)
WW International, Inc, Put	32	(2,175)	12.50	04/14/22	(2,640)
WW International, Inc, Put	30	(7,169)	15.00	07/15/22	(7,425)
Xilinx, Inc, Call	6	(4,188)	210.00	01/21/22	(7,902)
Xilinx, Inc, Put	8	(5,264)	160.00	01/21/22	(1,128)
Zimmer Biomet Holdings, Inc, Put	5	(973)	110.00	01/21/22	(100)
Zimmer Biomet Holdings, Inc, Put	5	(1,032)	105.00	03/18/22	(1,225)
Zscaler, Inc, Put	6	(1,546)	200.00	01/21/22	(120)
Total	1,058	$(525,698)			$(459,724)

TIAA-CREF LIFE FUNDS - Large-Cap Value Fund

TIAA-CREF LIFE FUNDS

LARGE-CAP VALUE FUND

SCHEDULE OF INVESTMENTS

December 31, 2021

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.7%

AUTOMOBILES & COMPONENTS - 0.8%
11,990	*	General Motors Co	$702,974

		TOTAL AUTOMOBILES & COMPONENTS	702,974

BANKS - 12.2%
60,050		Bank of America Corp	2,671,625
18,918		Citigroup, Inc	1,142,458
20,806		JPMorgan Chase & Co	3,294,630
5,712		PNC Financial Services Group, Inc	1,145,370
17,517		US Bancorp	983,930
38,977		Wells Fargo & Co	1,870,116

		TOTAL BANKS	11,108,129

CAPITAL GOODS - 11.7%
2,609		Allegion plc	345,536
2,800	*	Boeing Co	563,696
2,050		Caterpillar, Inc	423,817
2,591		Deere & Co	888,428
5,950		Dover Corp	1,080,520
6,084		Eaton Corp	1,051,437
7,396		Honeywell International, Inc	1,542,140
11,293		Masco Corp	792,994
3,489		Parker-Hannifin Corp	1,109,921
19,633		Raytheon Technologies Corp	1,689,616
2,624		Stanley Black & Decker, Inc	494,939
3,713		Trane Technologies plc	750,137

		TOTAL CAPITAL GOODS	10,733,181

CONSUMER DURABLES & APPAREL - 1.2%
181	*	NVR, Inc	1,069,505

		TOTAL CONSUMER DURABLES & APPAREL	1,069,505

CONSUMER SERVICES - 3.1%
227	*	Booking Holdings, Inc	544,625
8,178	*	Hilton Worldwide Holdings, Inc	1,275,686
4,342		McDonald’s Corp	1,163,960

		TOTAL CONSUMER SERVICES	2,984,271

DIVERSIFIED FINANCIALS - 5.7%
6,926		American Express Co	1,133,094
4,832	*	Berkshire Hathaway, Inc (Class B)	1,444,768
1,159		BlackRock, Inc	1,061,134
4,298		Goldman Sachs Group, Inc	1,644,200

		TOTAL DIVERSIFIED FINANCIALS	5,283,196

ENERGY - 4.9%
16,027		Chevron Corp	1,880,769
18,690		ConocoPhillips	1,349,044
6,780		EOG Resources, Inc	602,267
8,389		Valero Energy Corp	630,098

		TOTAL ENERGY	4,462,178

FOOD & STAPLES RETAILING - 1.4%
9,212		Walmart, Inc	1,332,884

		TOTAL FOOD & STAPLES RETAILING	1,332,884

FOOD, BEVERAGE & TOBACCO - 0.9%
12,158		Mondelez International, Inc	806,197

		TOTAL FOOD, BEVERAGE & TOBACCO	806,197

TIAA-CREF LIFE FUNDS - Large-Cap Value Fund

SHARES		COMPANY	VALUE

HEALTH CARE EQUIPMENT & SERVICES - 10.5%
3,776		Abbott Laboratories	$531,434
3,571		Anthem, Inc	1,655,302
5,529		Cigna Corp	1,269,624
3,628		HCA Healthcare, Inc	932,106
11,376		Medtronic plc	1,176,847
6,302		UnitedHealth Group, Inc	3,164,486
6,979		Zimmer Biomet Holdings, Inc	886,612

		TOTAL HEALTH CARE EQUIPMENT & SERVICES	9,616,411

HOUSEHOLD & PERSONAL PRODUCTS - 1.0%
5,408		Procter & Gamble Co	884,641

		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	884,641

INSURANCE - 5.2%
21,072		American International Group, Inc	1,198,154
7,915		Chubb Ltd	1,530,049
7,049		Marsh & McLennan Cos, Inc	1,225,257
7,534		Prudential Financial, Inc	815,480

		TOTAL INSURANCE	4,768,940

MATERIALS - 4.9%
5,560		Ball Corp	535,261
11,096		Crown Holdings, Inc	1,227,440
8,964		DuPont de Nemours, Inc	724,112
1,576		Linde plc	545,974
6,116		PPG Industries, Inc	1,054,643
2,328		Reliance Steel & Aluminum Co	377,648

		TOTAL MATERIALS	4,465,078

MEDIA & ENTERTAINMENT - 7.2%
651	*	Alphabet, Inc (Class C)	1,883,727
1,270	*	Charter Communications, Inc	828,002
43,086		Comcast Corp (Class A)	2,168,518
10,992	*	Walt Disney Co	1,702,551

		TOTAL MEDIA & ENTERTAINMENT	6,582,798

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 6.4%
4,300		AbbVie, Inc	582,220
18,894		Bristol-Myers Squibb Co	1,178,041
16,361		Johnson & Johnson	2,798,876
3,954		Merck & Co, Inc	303,035
17,895		Pfizer, Inc	1,056,700

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	5,918,872

REAL ESTATE - 1.4%
7,564		Prologis, Inc	1,273,475

		TOTAL REAL ESTATE	1,273,475

RETAILING - 1.1%
2,343		Home Depot, Inc	972,368

		TOTAL RETAILING	972,368

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.4%
5,374		Analog Devices, Inc	944,588
6,226		Applied Materials, Inc	979,723
10,162		Intel Corp	523,343
597		Lam Research Corp	429,333
11,740		Micron Technology, Inc	1,093,581
4,537		NXP Semiconductors NV	1,033,438

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	5,004,006

SOFTWARE & SERVICES - 4.3%
3,226		Accenture plc	1,337,338
8,994	*	Fiserv, Inc	933,487
4,204		Microsoft Corp	1,413,889
2,574		Oracle Corp	224,479

		TOTAL SOFTWARE & SERVICES	3,909,193

TIAA-CREF LIFE FUNDS - Large-Cap Value Fund

SHARES		COMPANY			VALUE

TECHNOLOGY HARDWARE & EQUIPMENT - 3.6%
27,756		Cisco Systems, Inc			$1,758,898
9,566		TE Connectivity Ltd			1,543,378

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT			3,302,276

TELECOMMUNICATION SERVICES - 1.0%
7,981	*	T-Mobile US, Inc			925,636

		TOTAL TELECOMMUNICATION SERVICES			925,636

TRANSPORTATION - 3.1%
161	*	American Airlines Group, Inc			2,892
15,994	*,†	AMR Corporation			160
19,359		CSX Corp			727,898
6,294		Union Pacific Corp			1,585,648
2,504		United Parcel Service, Inc (Class B)			536,707

		TOTAL TRANSPORTATION			2,853,305

UTILITIES - 2.7%
7,562		Ameren Corp			673,094
9,999		American Electric Power Co, Inc			889,611
24,876		Centerpoint Energy, Inc			694,289
2,703		NextEra Energy, Inc			252,352

		TOTAL UTILITIES			2,509,346

		TOTAL COMMON STOCKS			91,468,860

		(Cost $57,833,743)

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 0.5%

REPURCHASE AGREEMENT - 0.5%
$460,000	r	Fixed Income Clearing Corp (FICC)	0.020%	01/03/22	460,000

		TOTAL REPURCHASE AGREEMENT			460,000

		TOTAL SHORT-TERM INVESTMENTS			460,000

		(Cost $460,000)
		TOTAL INVESTMENTS - 100.2%			91,928,860
		(Cost $58,293,743)
		OTHER ASSETS & LIABILITIES, NET - (0.2)%			(139,623)

		NET ASSETS - 100.0%			$91,789,237

*	Non-income producing
†	Security is categorized as Level 3 in the fair value hierarchy.
r

Agreement with Fixed Income Clearing Corp (FICC), 0.020% dated 12/31/21 to be repurchased at $460,000 on 1/3/22, collateralized by Government Agency Securities, with coupon rate 4.250% and maturity date 11/15/40, valued at $469,295.

Principal denominated in U.S. Dollars, unless otherwise noted.

TIAA-CREF LIFE FUNDS - Real Estate Securities Fund

TIAA-CREF LIFE FUNDS

REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS

December 31, 2021

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.2%

DIVERSIFIED REITS - 1.0%
50,000	*	DigitalBridge Group, Inc	$416,500
18,100		STORE Capital Corp	622,640

		TOTAL DIVERSIFIED REITS	1,039,140

HEALTH CARE REITS - 5.7%
16,600		Healthcare Trust of America, Inc	554,274
43,000		Healthpeak Properties Inc	1,551,870
33,100		Ventas, Inc	1,692,072
28,000		Welltower, Inc	2,401,560

		TOTAL HEALTH CARE REITS	6,199,776

HOTEL & RESORT REITS - 1.4%
57,700	*	Host Hotels and Resorts, Inc	1,003,403
24,800	*	Park Hotels & Resorts, Inc	468,224

		TOTAL HOTEL & RESORT REITS	1,471,627

INDUSTRIAL REITS - 13.8%
3,700		EastGroup Properties, Inc	843,045
4,500		Innovative Industrial Properties, Inc	1,183,095
45,500		Prologis, Inc	7,660,380
46,500		Rexford Industrial Realty, Inc	3,771,615
16,900		Terreno Realty Corp	1,441,401

		TOTAL INDUSTRIAL REITS	14,899,536

INTERNET SERVICES & INFRASTRUCTURE - 1.9%
24,600	*	GDS Holdings Ltd (ADR)	1,160,136
50,000	*	NEXTDC Ltd	464,281
15,000		Switch, Inc	429,600

		TOTAL INTERNET SERVICES & INFRASTRUCTURE	2,054,017

OFFICE REITS - 6.0%
10,300		Alexandria Real Estate Equities, Inc	2,296,488
12,900		Boston Properties, Inc	1,485,822
10,000		Kilroy Realty Corp	664,600
44,000	*	Orion Office REIT, Inc	821,480
7,600		SL Green Realty Corp	544,920
17,600		Vornado Realty Trust	736,736

		TOTAL OFFICE REITS	6,550,046

REAL ESTATE OPERATING COMPANIES - 0.8%
34,000		Tricon Capital Group, Inc	520,369
21,000		Tricon Residential, Inc	320,880

		TOTAL REAL ESTATE OPERATING COMPANIES	841,249

RESIDENTIAL REITS - 26.5%
9,000		American Campus Communities, Inc	515,610
62,100		American Homes 4 Rent	2,708,181
17,400		AvalonBay Communities, Inc	4,395,066
5,900		Camden Property Trust	1,054,212
22,400		Equity Lifestyle Properties, Inc	1,963,584
46,700		Equity Residential	4,226,350
8,000		Essex Property Trust, Inc	2,817,840
150,000		Ingenia Communities Group	678,604
77,900		Invitation Homes, Inc	3,531,986
7,300		Mid-America Apartment Communities, Inc	1,674,912
17,800		Sun Communities, Inc	3,737,466
22,400		UDR, Inc	1,343,776

		TOTAL RESIDENTIAL REITS	28,647,587

TIAA-CREF LIFE FUNDS - Real Estate Securities Fund

SHARES		COMPANY			VALUE

RETAIL REITS - 14.6%
7,600		Agree Realty Corp			$542,336
59,300		Brixmor Property Group, Inc			1,506,813
82,200		Kimco Realty Corp			2,026,230
29,500		Macerich Co			509,760
21,200		Realty Income Corp			1,517,708
19,000		Regency Centers Corp			1,431,650
40,000		Simon Property Group, Inc			6,390,800
47,800		SITE Centers Corp			756,674
13,400		Spirit Realty Capital, Inc			645,746
27,100		Tanger Factory Outlet Centers, Inc			522,488

		TOTAL RETAIL REITS			15,850,205

SPECIALIZED REITS - 27.5%
22,000		American Tower Corp			6,435,000
14,700		Crown Castle International Corp			3,068,478
11,700		Digital Realty Trust, Inc			2,069,379
5,700		Equinix, Inc			4,821,288
7,100		Extra Space Storage, Inc			1,609,783
8,000		Lamar Advertising Co			970,400
6,700		Life Storage, Inc			1,026,306
13,400		National Storage Affiliates Trust			927,280
23,000		Outfront Media, Inc			616,860
8,900		Public Storage, Inc			3,333,584
3,300		SBA Communications Corp			1,283,766
37,000		VICI Properties, Inc			1,114,070
60,200		Weyerhaeuser Co			2,479,036

		TOTAL SPECIALIZED REITS			29,755,230

		TOTAL COMMON STOCKS			107,308,413

		(Cost $56,740,084)

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 0.7%

GOVERNMENT AGENCY DEBT - 0.4%
$ 345,000		Federal Home Loan Bank (FHLB)	0.000%	01/07/22	344,999

		TOTAL GOVERNMENT AGENCY DEBT			344,999

REPURCHASE AGREEMENT - 0.3%
375,000	r	Fixed Income Clearing Corp (FICC)	0.010	01/03/22	375,000

		TOTAL REPURCHASE AGREEMENT			375,000

		TOTAL SHORT-TERM INVESTMENTS			719,999

		(Cost $719,999)
		TOTAL INVESTMENTS - 99.9%			108,028,412
		(Cost $57,460,083)
		OTHER ASSETS & LIABILITIES, NET - 0.1%			140,051

		NET ASSETS - 100.0%			$108,168,463

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

*	Non-income producing
r

Agreement with Fixed Income Clearing Corp (FICC), 0.010% dated 12/31/21 to be repurchased at $375,000 on 1/3/22, collateralized by Government Agency Securities, with coupon rate 1.875% and maturity date 2/15/41, valued at $382,528.

Principal denominated in U.S. Dollars, unless otherwise noted.

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

TIAA-CREF LIFE FUNDS

SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2021

SHARES		COMPANY	VALUE

COMMON STOCKS - 97.3%

AUTOMOBILES & COMPONENTS - 1.0%
680	*	Gentherm, Inc	$59,092
14,320	*	Goodyear Tire & Rubber Co	305,303
8,100	*	Modine Manufacturing Co	81,729
1,660	*	Stoneridge, Inc	32,768
8,750	*	Tenneco, Inc	98,875
2,650	*	XPEL, Inc	180,942

		TOTAL AUTOMOBILES & COMPONENTS	758,709

BANKS - 9.9%
1,260		Amalgamated Financial Corp	21,130
2,161		Bank of NT Butterfield & Son Ltd	82,356
3,222		Banner Corp	195,479
4,284		Cathay General Bancorp	184,169
3,590		Central Pacific Financial Corp	101,130
3,000		Columbia Banking System, Inc	98,160
3,092		ConnectOne Bancorp, Inc	101,139
4,173	*	Customers Bancorp, Inc	272,789
10,540		CVB Financial Corp	225,661
7,021		Essent Group Ltd	319,666
1,254		Federal Agricultural Mortgage Corp	155,408
2,888		First Financial Bancorp	70,409
3,645		First Merchants Corp	152,689
4,519		Flagstar Bancorp, Inc	216,641
3,290		Glacier Bancorp, Inc	186,543
3,959		Great Western Bancorp, Inc	134,448
3,000		Heartland Financial USA, Inc	151,830
4,280		Heritage Commerce Corp	51,103
7,856		Hilltop Holdings, Inc	276,060
2,234		HomeStreet, Inc	116,168
3,230		Horizon Bancorp	67,346
1,814		Independent Bank Corp (MI)	43,300
2,040		Independent Bank Group, Inc	147,186
5,716		Investors Bancorp, Inc	86,597
2,789		Lakeland Bancorp, Inc	52,963
3,580		Meta Financial Group, Inc	213,583
5,580	*	Mr Cooper Group, Inc	232,184
4,040		National Bank Holdings Corp	177,518
8,811	*	NMI Holdings, Inc	192,520
6,315		OceanFirst Financial Corp	140,193
10,415		OFG Bancorp	276,622
6,900		Pacific Premier Bancorp, Inc	276,207
1,330		Peapack Gladstone Financial Corp	47,082
1,963		PennyMac Financial Services, Inc	136,978
3,814		Premier Financial Corp	117,891
1,164		QCR Holdings, Inc	65,184
16,317		Radian Group, Inc	344,778
2,170		Renasant Corp	82,352
4,540		Simmons First National Corp (Class A)	134,293
4,320		Towne Bank	136,469
3,730	*	Tristate Capital Holdings, Inc	112,870
13,073		United Community Banks, Inc	469,844
2,327		Walker & Dunlop, Inc	351,098
6,210		WesBanco, Inc	217,288
3,828		WSFS Financial Corp	191,859

		TOTAL BANKS	7,427,183

CAPITAL GOODS - 10.4%
2,120	*	AAR Corp	82,744
3,020		Altra Industrial Motion Corp	155,741
2,580		Applied Industrial Technologies, Inc	264,966
1,790		Astec Industries, Inc	123,993

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

3,718	*	Atkore International Group, Inc	$413,404
2,070	*	Beacon Roofing Supply, Inc	118,714
7,329	*	Bloom Energy Corp	160,725
1,735		Boise Cascade Co	123,532
1,917	*	Builders FirstSource, Inc	164,306
1,749		Columbus McKinnon Corp	80,909
5,421		Comfort Systems USA, Inc	536,354
1,830	*	Construction Partners Inc	53,820
10,520	*	Cornerstone Building Brands, Inc	183,469
1,188		CSW Industrials, Inc	143,582
1,990		EMCOR Group, Inc	253,506
1,827		EnPro Industries, Inc	201,098
7,071		Federal Signal Corp	306,457
1,670		Franklin Electric Co, Inc	157,915
13,750		GrafTech International Ltd	162,663
4,380		Hillenbrand, Inc	227,716
8,990	*	Infrastructure and Energy Alternatives, Inc	82,708
1,750		McGrath RentCorp	140,455
940		Moog, Inc (Class A)	76,112
9,674	*	MRC Global, Inc	66,557
2,182		Mueller Industries, Inc	129,524
14,570	*	NOW, Inc	124,428
1,290	*	RBC Bearings, Inc	260,541
980		Regal-Beloit Corp	166,776
6,950	*	Resideo Technologies, Inc	180,909
4,120		Rush Enterprises, Inc (Class A)	229,237
1,540		Shyft Group, Inc	75,660
2,170		Simpson Manufacturing Co, Inc	301,782
540	*	SiteOne Landscape Supply, Inc	130,831
2,930	*	SPX Corp	174,862
2,960		SPX FLOW, Inc	255,981
5,710		Terex Corp	250,955
3,180	*	Titan Machinery, Inc	107,134
4,130		Triton International Ltd	248,750
2,300		UFP Industries, Inc	211,623
11,580	*	WillScot Mobile Mini Holdings Corp	472,927
6,155		Zurn Water Solutions Corp	224,042

		TOTAL CAPITAL GOODS	7,827,408

COMMERCIAL & PROFESSIONAL SERVICES - 2.9%
3,500		Brady Corp (Class A)	188,650
1,650	*	CBIZ, Inc	64,548
3,183		Exponent, Inc	371,552
1,580	*	Franklin Covey Co	73,249
1,570		ICF International, Inc	161,003
8,860		KBR, Inc	421,913
2,188		Kforce, Inc	164,581
4,510	*	TriNet Group, Inc	429,623
9,510	*	Upwork, Inc	324,862

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	2,199,981

CONSUMER DURABLES & APPAREL - 2.3%
8,070	*	Callaway Golf Co	221,441
2,940	*	Crocs, Inc	376,967
110	*	Deckers Outdoor Corp	40,294
450		Johnson Outdoors, Inc	42,160
4,044	*	Skyline Champion Corp	319,395
10,195	*	Sonos, Inc	303,811
5,980		Steven Madden Ltd	277,891
1,390	*	Taylor Morrison Home Corp	48,594
2,850	*	Vista Outdoor, Inc	131,300

		TOTAL CONSUMER DURABLES & APPAREL	1,761,853

CONSUMER SERVICES - 3.9%
260	*	Biglari Holdings, Inc (B Shares)	37,068
8,120	*	Bloomin’ Brands, Inc	170,358
1,762	*	Bluegreen Vacations Holding Corp	61,846
1,860		Carriage Services, Inc	119,858
2,420	*	Cheesecake Factory	94,743
5,060	*	Dave & Buster’s Entertainment, Inc	194,304
3,490	*	Everi Holdings, Inc	74,512

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

590	*	Golden Entertainment, Inc	$29,813
3,060	*	Hilton Grand Vacations, Inc	159,457
24,600	*	Houghton Mifflin Harcourt Co	396,060
11,440		International Game Technology plc	330,730
8,020		Laureate Education, Inc	98,165
5,060	*	Noodles & Co	45,894
1,480		Papa John’s International, Inc	197,536
3,240		Red Rock Resorts, Inc	178,232
5,270	*	Rush Street Interactive, Inc	86,955
6,820	*	Ruth’s Hospitality Group Inc	135,718
2,740	*	SeaWorld Entertainment, Inc	177,716
3,640		Texas Roadhouse, Inc (Class A)	324,979

		TOTAL CONSUMER SERVICES	2,913,944

DIVERSIFIED FINANCIALS - 3.2%
6,310		Artisan Partners Asset Management, Inc	300,608
39,250		BGC Partners, Inc (Class A)	182,513
5,668	*	Blucora, Inc	98,170
3,267		Brightsphere Investment Group, Inc	83,635
5,193		Cowen Group, Inc	187,467
1,140	*	Encore Capital Group, Inc	70,805
5,870	*	Enova International, Inc	240,435
8,190		Federated Investors, Inc (Class B)	307,780
3,220	*	Green Dot Corp	116,693
1,600		Piper Jaffray Cos	285,616
13,230		Redwood Trust, Inc	174,504
2,480		Sculptor Capital Management, Inc	52,948
2,113		Stifel Financial Corp	148,798
410		Virtus Investment Partners, Inc	121,811

		TOTAL DIVERSIFIED FINANCIALS	2,371,783

ENERGY - 4.5%
12,950	*	Antero Resources Corp	226,625
7,663		Berry Petroleum Co LLC	64,523
4,977		Brigham Minerals, Inc	104,965
2,220		California Resources Corp	94,816
25,740	*	Centennial Resource Development, Inc	153,925
13,060	*	ChampionX Corp	263,943
4,860		Chesapeake Energy Corp	313,567
6,920		CVR Energy, Inc	116,325
3,180	*	Denbury, Inc	243,556
810		Oasis Petroleum, Inc	102,052
8,446	*	Oceaneering International, Inc	95,524
13,200		Ovintiv, Inc	444,840
10,305	*	Par Pacific Holdings, Inc	169,929
15,793	*	PBF Energy, Inc	204,835
3,370		PDC Energy, Inc	164,389
13,530	*	ProPetro Holding Corp	109,593
2,270	*	Renewable Energy Group, Inc	96,339
55,019	*	Tellurian, Inc	169,459
34,110	*	Uranium Energy Corp	114,269
1,780	*	Whiting Petroleum Corp	115,130

		TOTAL ENERGY	3,368,604

FOOD & STAPLES RETAILING - 1.3%
3,782		Andersons, Inc	146,401
11,103	*,d	BJ’s Wholesale Club Holdings, Inc	743,568
1,854	*	Performance Food Group Co	85,080

		TOTAL FOOD & STAPLES RETAILING	975,049

FOOD, BEVERAGE & TOBACCO - 1.5%
1,894		Calavo Growers, Inc	80,306
1,740	*	Celsius Holdings, Inc	129,752
10,965	*	Hostess Brands, Inc	223,905
1,550		Sanderson Farms, Inc	296,174
6,044	*	Simply Good Foods Co	251,249
6,530	*	Vital Farms, Inc	117,932

		TOTAL FOOD, BEVERAGE & TOBACCO	1,099,318

HEALTH CARE EQUIPMENT & SERVICES - 7.0%
7,150	*	1Life Healthcare, Inc	125,625
6,040	*	Alphatec Holdings Inc	69,037
720	*	AMN Healthcare Services, Inc	88,078

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

925	*	Angiodynamics, Inc	$25,511
5,644	*	Avanos Medical, Inc	195,677
9,840	*	Brookdale Senior Living, Inc	50,774
15,960	*	Community Health Systems, Inc	212,428
3,360	*	Cutera, Inc	138,835
5,150	*	Evolent Health, Inc	142,500
3,100	*	HealthEquity, Inc	137,144
3,024	*	HealthStream, Inc	79,713
590	*	Heska Corp	107,669
2,480	*	Inari Medical, Inc	226,350
2,810	*	Integer Holding Corp	240,508
2,446	*	Intersect ENT, Inc	66,800
8,451	*	Lantheus Holdings, Inc	244,149
1,600	*	Meridian Bioscience, Inc	32,640
1,530	*	Merit Medical Systems, Inc	95,319
31,000	*,e	Multiplan Corp	137,330
1,585	*	Natus Medical, Inc	37,612
6,670	*	Neogen Corp	302,885
6,040	*	NextGen Healthcare, Inc	107,452
4,040	*	NuVasive, Inc	212,019
11,430	*	Option Care Health, Inc	325,069
10,930	*	Ortho Clinical Diagnostics Holdings plc	233,793
5,650		Owens & Minor, Inc	245,775
1,920		Patterson Cos, Inc	56,352
2,110	*	Phreesia, Inc	87,903
13,110	*	R1 RCM, Inc	334,174
5,680	*	RadNet, Inc	171,025
7,134		Select Medical Holdings Corp	209,740
4,470	*	Tenet Healthcare Corp	365,154
4,730	*	Varex Imaging Corp	149,232

		TOTAL HEALTH CARE EQUIPMENT & SERVICES	5,254,272

HOUSEHOLD & PERSONAL PRODUCTS - 1.0%
3,380	*	BellRing Brands, Inc	96,431
8,962	*	elf Beauty, Inc	297,628
950		Medifast, Inc	198,959
1,620	*	USANA Health Sciences, Inc	163,944

		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	756,962

INSURANCE - 1.3%
6,539		American Equity Investment Life Holding Co	254,498
1,875		Amerisafe, Inc	100,931
1,524		Heritage Insurance Holdings, Inc	8,961
2,730		Selective Insurance Group, Inc	223,696
9,107	*	SiriusPoint Ltd	74,040
3,370		Stewart Information Services Corp	268,690
4,826		Universal Insurance Holdings, Inc	82,042

		TOTAL INSURANCE	1,012,858

MATERIALS - 4.5%
3,620		AdvanSix, Inc	171,045
2,793		Avient Corp	156,268
1,640		Balchem Corp	276,504
5,000		Commercial Metals Co	181,450
10,700	*,†	Ferroglobe plc	0
11,950	*	Gatos Silver, Inc	124,041
2,173		Innospec, Inc	196,309
2,614		Materion Corp	240,331
3,390		Myers Industries, Inc	67,834
6,800	*	O-I Glass, Inc	81,804
2,060		Olympic Steel, Inc	48,410
4,650	*	Orion Engineered Carbons SA	85,374
3,080	*	Ranpak Holdings Corp	115,746
10,580	*	Rayonier Advanced Materials, Inc	60,412
4,440		Schnitzer Steel Industries, Inc (Class A)	230,525
2,910		Sensient Technologies Corp	291,175
2,095		Stepan Co	260,387
11,473	*	Summit Materials, Inc	460,526
3,980		Trinseo plc	208,791
3,590		United States Steel Corp	85,478

		TOTAL MATERIALS	3,342,410

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

MEDIA & ENTERTAINMENT - 3.0%
2,350	*	AMC Entertainment Holdings, Inc	$63,920
7,111	*	Cargurus, Inc	239,214
9,450	*	Cars.com, Inc	152,051
13,950		Entravision Communications Corp (Class A)	94,581
3,510	*	EW Scripps Co (Class A)	67,919
10,690	*	iHeartMedia, Inc	224,918
4,279	*	Liberty Braves Group (Class C)	120,240
11,780	*	Lions Gate Entertainment Corp (Class A)	196,019
25,780	*	LiveOne, Inc	32,998
9,380	*	Magnite, Inc	164,150
5,780	*	QuinStreet, Inc	105,138
2,388	*	TechTarget, Inc	228,436
14,190		TEGNA, Inc	263,366
7,070	*	WideOpenWest, Inc	152,146
5,070	*	Yelp, Inc	183,737

		TOTAL MEDIA & ENTERTAINMENT	2,288,833

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 10.0%
20,305	*	Affimed NV	112,083
31,971	*	Agenus, Inc	102,947
8,900	*	Alkermes plc	207,014
9,180	*	Amneal Pharmaceuticals, Inc	43,972
3,560	*	Amphastar Pharmaceuticals, Inc	82,912
2,876	*	AnaptysBio, Inc	99,941
19,170	*	Antares Pharma, Inc	68,437
35,450	*,e	Arbutus Biopharma Corp	137,900
2,327	*	Arcus Biosciences, Inc	94,174
3,747	*	Arena Pharmaceuticals, Inc	348,246
670	*	Arrowhead Pharmaceuticals Inc	44,421
10,191	*	Atara Biotherapeutics, Inc	160,610
25,376	*	Atossa Therapeutics, Inc	40,601
5,150	*	Avid Bioservices, Inc	150,277
4,940	*	Berkeley Lights, Inc	89,809
18,360	*	BioCryst Pharmaceuticals, Inc	254,286
13,232	*	BioDelivery Sciences International, Inc	41,019
3,000	*	C4 Therapeutics, Inc	96,600
3,573	*	CareDx, Inc	162,500
1,377	*,e	Cassava Sciences, Inc	60,175
5,450	*	Catalyst Pharmaceuticals, Inc	36,896
7,997	*	ChromaDex Corp	29,909
5,010	*	Codexis, Inc	156,663
4,070	*	Crinetics Pharmaceuticals, Inc	115,629
11,600	*	Dynavax Technologies Corp	163,212
5,490	*	Editas Medicine, Inc	145,759
540	*	Enanta Pharmaceuticals, Inc	40,381
11,180	*	Evolus, Inc	72,782
25,540	*	Fluidigm Corp	100,117
6,100	*	Fulcrum Therapeutics, Inc	107,909
10,537	*,e	G1 Therapeutics, Inc	107,583
14,320	*	Gritstone Oncology, Inc	184,155
2,884	*	Harmony Biosciences Holdings, Inc	122,974
2,990	*	Immunovant, Inc	25,475
3,000	*	Innoviva, Inc	51,750
5,500	*	Intra-Cellular Therapies, Inc	287,870
9,477	*	Invitae Corp	144,714
12,776	*	Ironwood Pharmaceuticals, Inc	148,968
2,100	*	iTeos Therapeutics, Inc	97,776
7,857	*	IVERIC bio, Inc	131,369
14,650	*	Karyopharm Therapeutics, Inc	94,199
3,640	*	Kura Oncology, Inc	50,960
22,640	*,e	MannKind Corp	98,937
350	*	Medpace Holdings, Inc	76,174
7,298	*	MiMedx Group, Inc	44,080
29,160	*	Mustang Bio, Inc	48,405
7,360	*	Myriad Genetics, Inc	203,136
1,120	*	NanoString Technologies, Inc	47,298
5,460	*	NeoGenomics, Inc	186,295
230	*,e	Novavax, Inc	32,906
3,310	*	Olema Pharmaceuticals, Inc	30,982
22,080	*	Oncocyte Corp	47,914
12,870	*	Organogenesis Holdings Inc	118,919

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

6,860	*	Pacific Biosciences of California, Inc	$140,356
2,335		Phibro Animal Health Corp	47,681
7,410	*	Precision BioSciences Inc	54,834
2,170	*	Protagonist Therapeutics, Inc	74,214
1,901	*	Quanterix Corp	80,602
2,380	*	RAPT Therapeutics, Inc	87,417
15,635	*	Sangamo Therapeutics Inc	117,262
32,180	*	Selecta Biosciences, Inc	104,907
9,296	*	Solid Biosciences, Inc	16,268
6,267	*	Supernus Pharmaceuticals, Inc	182,746
4,197	*	Travere Therapeutics, Inc	130,275
3,548	*	Turning Point Therapeutics Inc	169,240
7,240	*	Vanda Pharmaceuticals, Inc	113,596
7,843	*	Viking Therapeutics, Inc	36,078
4,200	*	Vir Biotechnology, Inc	175,854
8,160	*	Zogenix, Inc	132,600

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	7,413,950

REAL ESTATE - 7.8%
6,240		Armada Hoffler Properties, Inc	94,973
12,380	*	Cushman & Wakefield plc	275,331
7,980	*	DigitalBridge Group, Inc	66,474
2,101		EastGroup Properties, Inc	478,713
9,140		Essential Properties Realty Trust, Inc	263,506
11,052		Global Net Lease, Inc	168,875
9,610		Healthcare Realty Trust, Inc	304,060
6,870		Independence Realty Trust, Inc	177,452
9,681		Kennedy-Wilson Holdings, Inc	231,182
8,540		Kite Realty Group Trust	186,001
15,180		Macerich Co	262,310
3,260	*	Marcus & Millichap, Inc	167,760
8,397		National Storage Affiliates Trust	581,072
14,313		Newmark Group, Inc	267,653
2,170		Office Properties Income Trust	53,903
3,119		Plymouth Industrial REIT, Inc	99,808
4,920		PotlatchDeltic Corp	296,282
7,790		Preferred Apartment Communities, Inc	140,687
2,821		PS Business Parks, Inc	519,544
12,210	*	Realogy Holdings Corp	205,250
1,670		RMR Group, Inc	57,916
13,470		Service Properties Trust	118,401
9,886		STAG Industrial, Inc	474,133
11,890		Tanger Factory Outlet Centers, Inc	229,239
9,920		Whitestone REIT	100,490

		TOTAL REAL ESTATE	5,821,015

RETAILING - 2.4%
2,800	*	1-800-FLOWERS.COM, Inc (Class A)	65,436
3,030		Aaron’s Co, Inc	74,689
4,030	*	Abercrombie & Fitch Co (Class A)	140,365
5,770	*	Academy Sports & Outdoors, Inc	253,303
3,100	e	Big 5 Sporting Goods Corp	58,931
4,000	*	Designer Brands, Inc	56,840
690		Dillard’s, Inc (Class A)	169,064
2,686	*	Groupon, Inc	62,208
5,740	*	GrowGeneration Corp	74,907
3,640		Guess?, Inc	86,195
15,250		Macy’s, Inc	399,245
2,070		Monro Muffler, Inc	120,619
3,149		Rent-A-Center, Inc	151,278
620		Signet Jewelers Ltd	53,959
2,670	*	Sportsman’s Warehouse Holdings, Inc	31,506

		TOTAL RETAILING	1,798,545

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.0%
1,860	*	Diodes, Inc	204,247
3,980	*	Ichor Holdings Ltd	183,199
7,143	*	Lattice Semiconductor Corp	550,439
1,100	*	MACOM Technology Solutions Holdings, Inc	86,130
5,200	*	MaxLinear, Inc	392,028
2,046	*	Rambus, Inc	60,132

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

3,320	*	Semtech Corp	$295,248
840	*	Silicon Laboratories, Inc	173,393
4,920	*	Ultra Clean Holdings	282,211

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	2,227,027

SOFTWARE & SERVICES - 7.0%
4,440	*	ACI Worldwide, Inc	154,068
3,820	*	Asana, Inc	284,781
11,240	*	Box, Inc	294,376
5,050	*	Brightcove, Inc	51,611
3,030	*	ChannelAdvisor Corp	74,780
26,310	*	Conduent, Inc	140,495
6,130	*	Digital Turbine, Inc	373,869
720	*	DigitalOcean Holdings, Inc	57,838
2,290	*	ExlService Holdings, Inc	331,523
2,100	*	Flywire Corp	79,926
4,093	*	LiveRamp Holdings, Inc	196,259
4,280	*	Mimecast Ltd	340,560
4,290	*	Mitek Systems, Inc	76,147
3,410	*	Pagerduty, Inc	118,497
8,364	*	Paya Holdings, Inc	53,028
7,230	*	Ping Identity Holding Corp	165,422
4,858		Progress Software Corp	234,496
1,765	*	Rapid7, Inc	207,723
4,550	*,e	Riot Blockchain, Inc	101,602
2,950		Sapiens International Corp NV	101,627
2,810	*	Sprout Social, Inc	254,839
2,160	*	SPS Commerce, Inc	307,476
6,296	*	Tenable Holdings, Inc	346,721
17,720	*	Vonage Holdings Corp	368,399
1,978	*	Workiva, Inc	258,109
14,890	*	Zuora Inc	278,145

		TOTAL SOFTWARE & SERVICES	5,252,317

TECHNOLOGY HARDWARE & EQUIPMENT - 3.2%
3,250		Belden CDT, Inc	213,622
560	*	Calix, Inc	44,783
8,610	*	Diebold, Inc	77,921
1,586	*	ePlus, Inc	85,454
18,992	*	Extreme Networks, Inc	298,174
4,830	*	II-VI, Inc	330,034
7,080	*	Knowles Corp	165,318
2,380	*	Netgear, Inc	69,520
2,429	*	OSI Systems, Inc	226,383
5,220	*	Ribbon Communications, Inc	31,581
9,311	*	Sanmina Corp	386,034
3,996	*	TTM Technologies, Inc	59,540
5,530	*	Turtle Beach Corp	123,098
11,740		Vishay Intertechnology, Inc	256,754
1,256	*	Vishay Precision Group, Inc	46,623

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	2,414,839

TELECOMMUNICATION SERVICES - 0.6%
6,410	*	EchoStar Corp (Class A)	168,903
61,180	*,e	Globalstar, Inc	70,969
5,780	*	Liberty Latin America Ltd (Class A)	67,395
10,373	*	Liberty Latin America Ltd (Class C)	118,252

		TOTAL TELECOMMUNICATION SERVICES	425,519

TRANSPORTATION - 2.5%
3,141		ArcBest Corp	376,449
1,450	*	Avis Budget Group, Inc	300,686
2,541		Forward Air Corp	307,690
3,901	*	Hub Group, Inc (Class A)	328,620
1,010	*	Saia, Inc	340,400
8,790	*	Spirit Airlines, Inc	192,062

		TOTAL TRANSPORTATION	1,845,907

UTILITIES - 3.1%
1,791		Avista Corp	76,100
4,218		Black Hills Corp	297,664

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY			VALUE

3,290		Brookfield Infrastructure Corp			$224,575
3,358		Clearway Energy, Inc (Class A)			112,426
7,040		Clearway Energy, Inc (Class C)			253,651
3,001		Northwest Natural Holding Co			146,389
2,985		NorthWestern Corp			170,623
2,890		Otter Tail Corp			206,404
5,975		Portland General Electric Co			316,197
10,411	e	South Jersey Industries, Inc			271,935
2,330		Southwest Gas Holdings Inc			163,216
630		Spire, Inc			41,089
2,900	*	Sunnova Energy International, Inc			80,968

		TOTAL UTILITIES			2,361,237

		TOTAL COMMON STOCKS			72,919,523

		(Cost $56,033,207)

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 3.5%

REPURCHASE AGREEMENT - 2.9%
$ 2,170,000	r	Fixed Income Clearing Corp (FICC)	0.020%	01/03/22	2,170,000

		TOTAL REPURCHASE AGREEMENT			2,170,000

SHARES		COMPANY	RATE		VALUE

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.6%
494,275	c	State Street Navigator Securities Lending Government Money	0.030%		494,275

		Market Portfolio
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			494,275

		TOTAL SHORT-TERM INVESTMENTS			2,664,275

		(Cost $ 2,664,275)
		TOTAL INVESTMENTS - 100.8%			75,583,798
		(Cost $ 58,697,482)
		OTHER ASSETS & LIABILITIES, NET - (0.8)%			(619,557)

		NET ASSETS - 100.0%			$74,964,241

REIT	Real Estate Investment Trust

*	Non-income producing
†	Security is categorized as Level 3 in the fair value hierarchy.
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $713,638.
r

Agreement with Fixed Income Clearing Corp (FICC), 0.020% dated 12/31/21 to be repurchased at $2,170,000 on 1/3/22, collateralized by Government Agency Securities, with coupon rate 4.250% and maturity date 11/15/40, valued at $2,213,532

Principal denominated in U.S. Dollars, unless otherwise noted.

Futures contracts outstanding as of December 31, 2021 were as follows:

Description	Number of long (short) contracts	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation)
CME E-mini Russell 2000 Index Futures	18	03/18/22	$2,038,566	$2,018,520	$(20,046)

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

TIAA-CREF LIFE FUNDS

SOCIAL CHOICE EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2021

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.2%

AUTOMOBILES & COMPONENTS - 2.5%
1,454	*	Aptiv plc	$239,837
114		BorgWarner, Inc	5,138
2,219	*	Lordstown Motors Corp	7,655
2,178	*	Tesla, Inc	2,301,667
2,785	*	Workhorse Group, Inc	12,143

		TOTAL AUTOMOBILES & COMPONENTS	2,566,440

BANKS - 3.0%
22		Ameris Bancorp	1,093
564		Bank OZK	26,243
618		Berkshire Hills Bancorp, Inc	17,570
80		Bryn Mawr Bank Corp	3,601
53		Camden National Corp	2,552
11,166		Citigroup, Inc	674,315
6,199		Citizens Financial Group, Inc	292,903
1,438		Comerica, Inc	125,106
19		Commerce Bancshares, Inc	1,299
44		Cullen/Frost Bankers, Inc	5,547
599	*	Customers Bancorp, Inc	39,157
89		Federal Agricultural Mortgage Corp	11,030
141		First Busey Corp	3,824
577		First Republic Bank	119,156
693		Great Western Bancorp, Inc	23,534
108		Heritage Financial Corp	2,640
295		HomeStreet, Inc	15,340
3,703		Huntington Bancshares, Inc	57,100
2,904		Keycorp	67,170
329		Live Oak Bancshares, Inc	28,718
180	*	Mr Cooper Group, Inc	7,490
333		National Bank Holdings Corp	14,632
145		Old National Bancorp	2,627
706		Pinnacle Financial Partners, Inc	67,423
3,210		PNC Financial Services Group, Inc	643,669
8,910		Regions Financial Corp	194,238
254	*	SVB Financial Group	172,273
102		TFS Financial Corp	1,823
277	*	The Bancorp, Inc	7,011
416	*	Tristate Capital Holdings, Inc	12,588
6,756		Truist Financial Corp	395,564
50		UMB Financial Corp	5,305
182		Univest Financial Corp	5,445
44		Webster Financial Corp	2,457
49		Westamerica Bancorporation	2,829
693		Zions Bancorporation	43,770

		TOTAL BANKS	3,097,042

CAPITAL GOODS - 5.6%
2,797		3M Co	496,831
1,115	*	Axon Enterprise, Inc	175,055
1,926	*	Bloom Energy Corp	42,237
223		Carlisle Cos, Inc	55,331
3,191		Carrier Global Corp	173,080
3,556		Caterpillar, Inc	735,167
467		Cummins, Inc	101,871
911		Curtiss-Wright Corp	126,328
1,979		Deere & Co	678,579
2,363		Eaton Corp	408,374
633		Emerson Electric Co	58,850
1,581		Fastenal Co	101,279
1,310		Fortive Corp	99,940
151		Herc Holdings, Inc	23,639

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

1,874	*	Hexcel Corp	$97,073
27		IDEX Corp	6,381
2,113		Illinois Tool Works, Inc	521,488
4,165		Johnson Controls International plc	338,656
2,247		Masco Corp	157,784
1,280	*	Mercury Systems, Inc	70,477
68		Moog, Inc (Class A)	5,506
52	*	MYR Group, Inc	5,749
75		Owens Corning, Inc	6,788
797		PACCAR, Inc	70,343
445	*	PAE, Inc	4,419
620		Parker-Hannifin Corp	197,234
495		Rockwell Automation, Inc	172,681
482		Roper Technologies Inc	237,077
116		Snap-On, Inc	24,984
900		Trane Technologies plc	181,827
394	*	United Rentals, Inc	130,922
267	*	Vectrus, Inc	12,221
176		W.W. Grainger, Inc	91,210
54	*	WESCO International, Inc	7,106
484		Woodward Inc	52,979
475		Xylem, Inc	56,962

		TOTAL CAPITAL GOODS	5,726,428

COMMERCIAL & PROFESSIONAL SERVICES - 1.8%
205		ACCO Brands Corp	1,693
259		ADT, Inc	2,178
207		Cintas Corp	91,736
3,743	*	Copart, Inc	567,514
165	*	FTI Consulting, Inc	25,314
112		Heidrick & Struggles International, Inc	4,898
3,823		IHS Markit Ltd	508,153
2,937	*	KAR Auction Services, Inc	45,876
478		Kelly Services, Inc (Class A)	8,016
691		Robert Half International, Inc	77,061
1,566		TransUnion	185,696
33	*	TriNet Group, Inc	3,144
177		Verisk Analytics, Inc	40,485
1,911		Waste Management, Inc	318,946

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	1,880,710

CONSUMER DURABLES & APPAREL - 1.4%
10		Columbia Sportswear Co	974
643		DR Horton, Inc	69,733
468		Ethan Allen Interiors, Inc	12,304
739	*	GoPro, Inc	7,619
200	*	Green Brick Partners, Inc	6,066
13		Hasbro, Inc	1,323
325	*	iRobot Corp	21,411
264	*	Lovesac Co	17,493
356	*	Lululemon Athletica, Inc	139,356
144		Newell Brands Inc	3,145
5,502		Nike, Inc (Class B)	917,018
25	*	NVR, Inc	147,722
1,740	*	Sonos, Inc	51,852
1,145	*	Tupperware Brands Corp	17,507
757		VF Corp	55,428

		TOTAL CONSUMER DURABLES & APPAREL	1,468,951

CONSUMER SERVICES - 2.6%
389	*	American Public Education, Inc	8,655
297	*	Booking Holdings, Inc	712,571
447	*	Bright Horizons Family Solutions	56,268
356		Carriage Services, Inc	22,941
554		Darden Restaurants, Inc	83,454
1,038	*	Dave & Buster’s Entertainment, Inc	39,859
313		Domino’s Pizza, Inc	176,635
372	*	El Pollo Loco Holdings, Inc	5,279
17		Graham Holdings Co	10,707

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

3,119	*	Hilton Worldwide Holdings, Inc	$486,533
384	*	Planet Fitness, Inc	34,783
35	*	Shake Shack, Inc	2,526
941	*	Six Flags Entertainment Corp	40,068
6,711		Starbucks Corp	784,986
1,155	*	Terminix Global Holdings, Inc	52,241
255		Vail Resorts, Inc	83,614
983		Wendy’s	23,444
320	*	WW International Inc	5,162

		TOTAL CONSUMER SERVICES	2,629,726

DIVERSIFIED FINANCIALS - 7.2%
2,331		Ally Financial, Inc	110,979
4,365		American Express Co	714,114
785		Ameriprise Financial, Inc	236,803
6,584		Bank of New York Mellon Corp	382,399
830		BlackRock, Inc	759,915
8,924		Charles Schwab Corp	750,508
1,675		CME Group, Inc	382,671
4,182		Discover Financial Services	483,272
119		Factset Research Systems, Inc	57,835
1,299		Franklin Resources, Inc	43,504
479		Goldman Sachs Group, Inc	183,241
105	*	Green Dot Corp	3,805
4,756		Intercontinental Exchange Group, Inc	650,478
482		Invesco Ltd	11,096
245		MarketAxess Holdings, Inc	100,761
1,027		Moody’s Corp	401,126
7,377		Morgan Stanley	724,126
309		Nasdaq Inc	64,893
1,564		Northern Trust Corp	187,070
65	*	PRA Group, Inc	3,264
38	*	PROG Holdings, Inc	1,714
1,520		S&P Global, Inc	717,334
1,612		State Street Corp	149,916
852		T Rowe Price Group, Inc	167,537
311		Voya Financial, Inc	20,622

		TOTAL DIVERSIFIED FINANCIALS	7,308,983

ENERGY - 2.6%
4,768		Antero Midstream Corp	46,154
2,189		APA Corp	58,862
3,335		Baker Hughes Co	80,240
49	*	ChampionX Corp	990
1,730		Cheniere Energy, Inc	175,457
9,633		ConocoPhillips	695,310
59	*	Delek US Holdings, Inc	884
1,691		EOG Resources, Inc	150,212
2,858	*	EQT Corp	62,333
1,260		Hess Corp	93,278
12,391		Kinder Morgan, Inc	196,521
9,016	*	Kosmos Energy Ltd	31,195
18,074		Marathon Oil Corp	296,775
4,253		NOV, Inc	57,628
230		ONEOK, Inc	13,515
13,562		Schlumberger Ltd	406,182
9,944	*	Southwestern Energy Co	46,339
2,625		Valero Energy Corp	197,164

		TOTAL ENERGY	2,609,039

FOOD & STAPLES RETAILING - 0.5%
2,490	*	BJ’s Wholesale Club Holdings, Inc	166,755
620	*	Performance Food Group Co	28,452
500		Pricesmart, Inc	36,585
877		SpartanNash Co	22,591
2,640	*	Sprouts Farmers Market, Inc	78,355
1,207	*	United Natural Foods, Inc	59,240
3,282	*	US Foods Holding Corp	114,312

		TOTAL FOOD & STAPLES RETAILING	506,290

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

FOOD, BEVERAGE & TOBACCO - 2.7%
916		Archer-Daniels-Midland Co	$61,912
628	*,e	Beyond Meat, Inc	40,921
627		Campbell Soup Co	27,249
16,569		Coca-Cola Co	981,051
173	*	Darling International, Inc	11,987
399		Fresh Del Monte Produce, Inc	11,012
4,820		General Mills, Inc	324,772
2,692		Hormel Foods Corp	131,397
1,710		Kellogg Co	110,158
930		McCormick & Co, Inc	89,847
5,764		PepsiCo, Inc	1,001,264
79	*	TreeHouse Foods, Inc	3,202

		TOTAL FOOD, BEVERAGE & TOBACCO	2,794,772

HEALTH CARE EQUIPMENT & SERVICES - 6.2%
476	*	Abiomed, Inc	170,965
454	*,e	Accelerate Diagnostics, Inc	2,370
559	*	Align Technology, Inc	367,364
2,178	*	Allscripts Healthcare Solutions, Inc	40,184
786	*	Angiodynamics, Inc	21,678
432		Anthem, Inc	200,249
100	*	AtriCure, Inc	6,953
13	*	Axonics Modulation Technologies, Inc	728
3,789		Cerner Corp	351,884
3,201	*	Cerus Corp	21,799
2,433		Cigna Corp	558,690
280	*	Computer Programs & Systems, Inc	8,204
450		Cooper Cos, Inc	188,523
109	*	Covetrus, Inc	2,177
2,297		Dentsply Sirona, Inc	128,150
627	*	DexCom, Inc	336,668
4,678	*	Edwards Lifesciences Corp	606,035
1,838	*	Envista Holdings Corp	82,820
154	*	Globus Medical, Inc	11,119
138	*	Guardant Health, Inc	13,803
1,390		HCA Healthcare, Inc	357,119
747	*	Health Catalyst, Inc	29,596
294	*	Henry Schein, Inc	22,794
70	*	Heska Corp	12,774
1,211	*	Hologic, Inc	92,714
1,158		Humana, Inc	537,150
653	*	IDEXX Laboratories, Inc	429,974
110	*	Inogen, Inc	3,740
335	*	Intersect ENT, Inc	9,149
1,948	*	Intuitive Surgical, Inc	699,916
492	*	Laboratory Corp of America Holdings	154,591
301		LeMaitre Vascular, Inc	15,119
85	*	LivaNova plc	7,432
166	*	Meridian Bioscience, Inc	3,386
478	*	Merit Medical Systems, Inc	29,779
1,173	*	NextGen Healthcare, Inc	20,868
476	*	Omnicell, Inc	85,889
667	*	OraSure Technologies, Inc	5,796
412	*	Orthofix Medical Inc	12,809
170	*	Penumbra, Inc	48,844
80		Premier, Inc	3,294
298		Quest Diagnostics, Inc	51,557
783	*	Quidel Corp	105,697
890		Resmed, Inc	231,827
542	*	Staar Surgical Co	49,485
356		STERIS plc	86,654
60	*	Tactile Systems Technology, Inc	1,142
186	*	Tandem Diabetes Care, Inc	27,997
42	*	Teladoc, Inc	3,856
191	*	Triple-S Management Corp (Class B)	6,815
576	*	Vocera Communications, Inc	37,348

		TOTAL HEALTH CARE EQUIPMENT & SERVICES	6,305,474

HOUSEHOLD & PERSONAL PRODUCTS - 2.4%
422		Clorox Co	73,580
3,432		Colgate-Palmolive Co	292,887

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

1,831		Estee Lauder Cos (Class A)	$677,836
716		Kimberly-Clark Corp	102,331
8,156		Procter & Gamble Co	1,334,158

		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	2,480,792

INSURANCE - 2.7%
3,587		Aflac, Inc	209,445
1,261		Allstate Corp	148,357
135		Arthur J. Gallagher & Co	22,906
2,616		Chubb Ltd	505,699
473	*	eHealth, Inc	12,062
11,747	*	Genworth Financial, Inc (Class A)	47,575
962		Lincoln National Corp	65,666
2,308		Loews Corp	133,310
3,110		Marsh & McLennan Cos, Inc	540,580
471		Metlife, Inc	29,433
3,233		Progressive Corp	331,867
3,516		Prudential Financial, Inc	380,572
1,689		Travelers Cos, Inc	264,210
162		Willis Towers Watson plc	38,473

		TOTAL INSURANCE	2,730,155

MATERIALS - 2.3%
205		Amcor plc	2,462
140		Aptargroup, Inc	17,147
3,183		Ball Corp	306,427
1,021	*	Century Aluminum Co	16,908
1,129	*	Cleveland-Cliffs, Inc	24,578
539	*	Coeur Mining, Inc	2,717
4,984		DuPont de Nemours, Inc	402,608
2,548		Ecolab, Inc	597,735
39		H.B. Fuller Co	3,159
753		International Flavors & Fragrances, Inc	113,440
321	*	Koppers Holdings, Inc	10,047
200		Martin Marietta Materials, Inc	88,104
1,614		Mosaic Co	63,414
5,487		Newmont Goldcorp Corp	340,304
1,655		Nucor Corp	188,918
253		PPG Industries, Inc	43,627
27		Reliance Steel & Aluminum Co	4,380
1,882	*	Summit Materials, Inc	75,544
208		Trimas Corp	7,696
283		Trinseo plc	14,846

		TOTAL MATERIALS	2,324,061

MEDIA & ENTERTAINMENT - 5.4%
2,461	*	Cinemark Holdings, Inc	39,671
13,985		Comcast Corp (Class A)	703,865
3,690	*	Discovery, Inc (Class C)	84,501
2,051		Electronic Arts, Inc	270,527
2,025		Gray Television, Inc	40,824
1,398	*	iHeartMedia, Inc	29,414
1,361		Interpublic Group of Cos, Inc	50,969
176		John Wiley & Sons, Inc (Class A)	10,080
249	*	Liberty Broadband Corp (Class A)	40,064
2,241	*	Liberty Broadband Corp (Class C)	361,025
2,943	*	Live Nation, Inc	352,248
1,682	*	Netflix, Inc	1,013,304
762		New York Times Co (Class A)	36,805
3,840		Omnicom Group, Inc	281,357
60	*	Roku, Inc	13,692
363		Scholastic Corp	14,506
1,029		Sinclair Broadcast Group, Inc (Class A)	27,196
20,880	e	Sirius XM Holdings, Inc	132,588
1,009	*	Take-Two Interactive Software, Inc	179,319
103		TEGNA, Inc	1,912
2,340	*	TripAdvisor, Inc	63,788
12,689	*	Twitter, Inc	548,419

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

1,595	*	Vimeo, Inc	$28,646
7,057	*	Walt Disney Co	1,093,059
85		World Wrestling Entertainment, Inc (Class A)	4,194
19,953	*	Zynga, Inc	127,699

		TOTAL MEDIA & ENTERTAINMENT	5,549,672

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 7.8%
719	*	Acadia Pharmaceuticals, Inc	16,781
987	*	Aerie Pharmaceuticals, Inc	6,929
2,960		Agilent Technologies, Inc	472,564
637	*	Agios Pharmaceuticals, Inc	20,938
2,378		Amgen, Inc	534,979
249	*	AnaptysBio, Inc	8,653
2,703	*	Antares Pharma, Inc	9,650
898	*	Atara Biotherapeutics, Inc	14,153
33	*,e	Axsome Therapeutics, Inc	1,247
3,404	*	BioCryst Pharmaceuticals, Inc	47,145
779	*	Biogen, Inc	186,898
618	*	BioMarin Pharmaceutical, Inc	54,600
691	*	Bluebird Bio, Inc	6,903
9,502		Bristol-Myers Squibb Co	592,450
886	*	Chimerix, Inc	5,697
701	*	Collegium Pharmaceutical, Inc	13,095
1,503	*	Curis, Inc	7,154
2,877		Danaher Corp	946,562
3,595		Eli Lilly & Co	993,011
4,865		Gilead Sciences, Inc	353,248
414	*	Halozyme Therapeutics, Inc	16,647
1,048	*	Humanigen, Inc	3,899
212	*	Illumina, Inc	80,653
435	*	Insmed, Inc	11,849
1,239	*	Intra-Cellular Therapies, Inc	64,849
839	*	IQVIA Holdings, Inc	236,715
374	*	Jazz Pharmaceuticals plc	47,648
1,661	*	Karyopharm Therapeutics, Inc	10,680
428	*	MacroGenics, Inc	6,869
3,899		Merck & Co, Inc	298,819
77	*	Mettler-Toledo International, Inc	130,685
34	*	Mirati Therapeutics, Inc	4,987
4,759	*	Opko Health, Inc	22,891
547		Perrigo Co plc	21,278
842	*	Prothena Corp plc	41,595
1,286	*,e	Provention Bio, Inc	7,227
128	*	Regeneron Pharmaceuticals, Inc	80,835
189	*	Repligen Corp	50,055
1,002	*	Revance Therapeutics, Inc	16,353
89	*	Sage Therapeutics, Inc	3,786
1,589		Thermo Fisher Scientific, Inc	1,060,244
366	*	Ultragenyx Pharmaceutical, Inc	30,777
1,827	*	Vertex Pharmaceuticals, Inc	401,209
245	*	Waters Corp	91,287
486		West Pharmaceutical Services, Inc	227,939
3,086	*	ZIOPHARM Oncology, Inc	3,364
3,020		Zoetis, Inc	736,971
177	*	Zogenix, Inc	2,876

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	8,005,644

REAL ESTATE - 3.2%
641		Alexandria Real Estate Equities, Inc	142,917
2,624		American Tower Corp	767,520
965		Boston Properties, Inc	111,149
705		Brixmor Property Group, Inc	17,914
432		CatchMark Timber Trust, Inc	3,763
1,099	*	CBRE Group, Inc	119,253
603		Crown Castle International Corp	125,870
403		CyrusOne, Inc	36,157
4,027	*	DiamondRock Hospitality Co	38,699
165		Douglas Emmett, Inc	5,528
475		Equinix, Inc	401,774
456		First Industrial Realty Trust, Inc	30,187
1,028		Franklin Street Properties Corp	6,117

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

2,714		Healthpeak Properties Inc	$97,948
20	*	Howard Hughes Corp	2,036
355		iStar Inc	9,170
79	*	Jones Lang LaSalle, Inc	21,278
63		Kilroy Realty Corp	4,187
1,160		Kimco Realty Corp	28,594
3,283		Macerich Co	56,730
57		Paramount Group, Inc	475
5,447	*	Park Hotels & Resorts, Inc	102,839
4,485		Prologis, Inc	755,095
783	*	Realogy Holdings Corp	13,162
8		RMR Group, Inc	277
826		Ventas, Inc	42,225
2,315		Welltower, Inc	198,558
3,092		Weyerhaeuser Co	127,329
765	*	Xenia Hotels & Resorts, Inc	13,854

		TOTAL REAL ESTATE	3,280,605

RETAILING - 4.4%
595	*	1-800-FLOWERS.COM, Inc (Class A)	13,905
19		Aaron’s Co, Inc	468
204		Advance Auto Parts, Inc	48,936
21	*	CarMax, Inc	2,735
8,833		eBay, Inc	587,395
84	*	Five Below, Inc	17,379
316	*	Genesco, Inc	20,278
364		Hibbett Sports, Inc	26,183
3,475		Home Depot, Inc	1,442,160
329	*	Lands’ End, Inc	6,458
1,013		LKQ Corp	60,810
2,971		Lowe’s Companies, Inc	767,944
5,597		Macy’s, Inc	146,529
431	*	MarineMax, Inc	25,446
1,979	*	Quotient Technology, Inc	14,684
1,685	*	RealReal, Inc	19,563
577		Ross Stores, Inc	65,940
428		Shoe Carnival, Inc	16,726
2,870		Target Corp	664,233
6,136		TJX Companies, Inc	465,845
202		Tractor Supply Co	48,197
15		Winmark Corp	3,724
234	*	Zumiez, Inc	11,230

		TOTAL RETAILING	4,476,768

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 6.5%
5,018		Applied Materials, Inc	789,632
289	*	Cirrus Logic, Inc	26,594
978	*	First Solar, Inc	85,242
17,909		Intel Corp	922,314
978		Lam Research Corp	703,329
6,746		NVIDIA Corp	1,984,066
2,659		NXP Semiconductors NV	605,667
8,148	*	ON Semiconductor Corp	553,412
243	*	Silicon Laboratories, Inc	50,160
4,581		Texas Instruments, Inc	863,381
162		Universal Display Corp	26,735
356	*	Wolfspeed Inc	39,790

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	6,650,322

SOFTWARE & SERVICES - 17.6%
1,897	*	Adobe, Inc	1,075,713
108	*	Anaplan, Inc	4,952
115	*	Ansys, Inc	46,129
298	*	Aspen Technology, Inc	45,356
2,183	*	Autodesk, Inc	613,838
2,918		Automatic Data Processing, Inc	719,520
1,923	*	Avaya Holdings Corp	38,075
634	*	Benefitfocus, Inc	6,758
1,128	*	Blackline, Inc	116,793
1,757	*	Cadence Design Systems, Inc	327,417
573	*	ChannelAdvisor Corp	14,142

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

354		Concentrix Corp	$63,231
737		CSG Systems International, Inc	42,466
1,494		Dolby Laboratories, Inc (Class A)	142,259
5,699	*	DXC Technology Co	183,451
514	*	Elastic NV	63,268
744	*	ExlService Holdings, Inc	107,709
1,394	*	Five9, Inc	191,424
414	*	HubSpot, Inc	272,888
9		InterDigital, Inc	645
5,645		International Business Machines Corp	754,511
1,335		Intuit, Inc	858,699
3,242		Mastercard, Inc (Class A)	1,164,915
17,470	d	Microsoft Corp	5,875,510
1,162	*	New Relic, Inc	127,774
1,670	*	Nutanix, Inc	53,206
2,424	*	Okta, Inc	543,388
136	*	OneSpan, Inc	2,302
369	*	Paylocity Holding Corp	87,143
5,127	*	PayPal Holdings, Inc	966,850
759	*	Perficient, Inc	98,131
394	*	Rapid7, Inc	46,370
3,948	*	salesforce.com, Inc	1,003,305
1,182	*	ServiceNow, Inc	767,248
480	*	Smartsheet, Inc	37,176
813	*	SPS Commerce, Inc	115,731
1,463	*	SVMK, Inc	30,942
761	*	Teradata Corp	32,320
401		TTEC Holdings, Inc	36,311
4,458		VMware, Inc (Class A)	516,593
1,037	*	WEX, Inc	145,584
2,110	*	Workday, Inc	576,410
127	*	Workiva, Inc	16,572

		TOTAL SOFTWARE & SERVICES	17,933,025

TECHNOLOGY HARDWARE & EQUIPMENT - 4.5%
919		Avnet, Inc	37,890
826		Benchmark Electronics, Inc	22,385
1,753	*	Ciena Corp	134,928
16,790		Cisco Systems, Inc	1,063,982
2,481		Cognex Corp	192,923
618		CTS Corp	22,693
148	*	ePlus, Inc	7,974
657	*	Fabrinet	77,835
71	*	FARO Technologies, Inc	4,971
19,816		Hewlett Packard Enterprise Co	312,498
15,686		HP, Inc	590,892
508	*	Insight Enterprises, Inc	54,153
69	*	Itron, Inc	4,728
2,067	*	Keysight Technologies, Inc	426,856
483	*	Kimball Electronics, Inc	10,510
1,714	*	Knowles Corp	40,022
189	*	Lumentum Holdings, Inc	19,991
91		Methode Electronics, Inc	4,474
45		Motorola Solutions, Inc	12,226
681		National Instruments Corp	29,739
49	*	Novanta, Inc	8,640
562	*,e	PAR Technology Corp	29,657
633	*	Ribbon Communications, Inc	3,830
436	*	Rogers Corp	119,028
407		SYNNEX Corp	46,545
5,864	*	Trimble Inc	511,282
2,329	*	TTM Technologies, Inc	34,702
1,036		Vishay Intertechnology, Inc	22,657
181	*	Vishay Precision Group, Inc	6,719
3,553		Vontier Corp	109,184
3,287		Xerox Holdings Corp	74,418
944	*	Zebra Technologies Corp (Class A)	561,869

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	4,600,201

TELECOMMUNICATION SERVICES - 1.5%
2,220	*	Iridium Communications, Inc	91,664
4,987	*	T-Mobile US, Inc	578,392
16,544		Verizon Communications, Inc	859,626

		TOTAL TELECOMMUNICATION SERVICES	1,529,682

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY			VALUE

TRANSPORTATION - 2.1%
579		ArcBest Corp			$69,393
346	*	Avis Budget Group, Inc			71,750
732		CH Robinson Worldwide, Inc			78,785
16,587		CSX Corp			623,671
10,367	*	Delta Air Lines, Inc			405,143
1,315		Expeditors International of Washington, Inc			176,591
1,492		Norfolk Southern Corp			444,183
657		Old Dominion Freight Line			235,456

		TOTAL TRANSPORTATION			2,104,972

UTILITIES - 2.7%
3,640		American Electric Power Co, Inc			323,851
142		CMS Energy Corp			9,237
2,457		Consolidated Edison, Inc			209,631
253		DTE Energy Co			30,244
1,756		Eversource Energy			159,761
8,866		NextEra Energy, Inc			827,730
2,695		Public Service Enterprise Group, Inc			179,837
2,126		Sempra Energy			281,227
131	e	South Jersey Industries, Inc			3,422
6,567		Southern Co			450,365
237	*	Sunnova Energy International, Inc			6,617
361		UGI Corp			16,573
1,466		WEC Energy Group, Inc			142,305
2,348		Xcel Energy, Inc			158,959

		TOTAL UTILITIES			2,799,759

		TOTAL COMMON STOCKS			101,359,513

		(Cost $55,402,025)

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 0.9%

GOVERNMENT AGENCY DEBT - 0.6%
$ 596,000		Federal Farm Credit Bank (FFCB)	0.000%	01/13/22	595,998

		TOTAL GOVERNMENT AGENCY DEBT			595,998

REPURCHASE AGREEMENT - 0.1%
90,000	r	Fixed Income Clearing Corp (FICC)	0.010	01/03/22	90,000

		TOTAL REPURCHASE AGREEMENT			90,000

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.2%
184,450	c	State Street Navigator Securities Lending Government Money Market Portfolio	0.030		184,450

		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			184,450

		TOTAL SHORT-TERM INVESTMENTS			870,448

		(Cost $870,442)
		TOTAL INVESTMENTS - 100.1%			102,229,961
		(Cost $56,272,467)
		OTHER ASSETS & LIABILITIES, NET - (0.1)%			(99,821)

		NET ASSETS - 100.0%			$102,130,140

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $200,925.
r

Agreement with Fixed Income Clearing Corp (FICC), 0.010% dated 12/31/21 to be repurchased at $90,000 on 1/3/22, collateralized by Government Agency Securities, with coupon rate 1.375% and maturity date 11/15/40, valued at $91,818.

Principal denominated in U.S. Dollars, unless otherwise noted.

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

Futures contracts outstanding as of December 31, 2021 were as follows:

Description	Number of long (short) contracts	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation)
S&P 500 E Mini Index	3	03/18/22	$699,628	$713,775	$14,147

TIAA-CREF LIFE FUNDS - Stock Index Fund

TIAA-CREF LIFE FUNDS

STOCK INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2021

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.1%

AUTOMOBILES & COMPONENTS - 2.5%
1,634	*	Adient plc	$78,236
1,752	*	American Axle & Manufacturing Holdings, Inc	16,346
4,712	*	Aptiv plc	777,244
531	*,e	Arcimoto, Inc	4,131
4,192		BorgWarner, Inc	188,933
1,310	*,e	Canoo, Inc	10,113
331	*	Cooper-Standard Holding, Inc	7,418
2,264		Dana Inc	51,665
476	*	Dorman Products, Inc	53,793
2,668	*	Fisker, Inc	41,968
67,573		Ford Motor Co	1,403,491
713	*	Fox Factory Holding Corp	121,281
23,435	*	General Motors Co	1,373,994
4,153		Gentex Corp	144,732
573	*	Gentherm, Inc	49,794
4,933	*	Goodyear Tire & Rubber Co	105,172
2,737		Harley-Davidson, Inc	103,158
377		LCI Industries, Inc	58,763
1,077		Lear Corp	197,037
4,894	*,e	Lordstown Motors Corp	16,884
772	*	Modine Manufacturing Co	7,790
292	*	Motorcar Parts of America, Inc	4,984
381		Patrick Industries, Inc	30,743
4,191	*	QuantumScape Corp	92,998
2,332	*	Rivian Automotive, Inc	241,805
330		Standard Motor Products, Inc	17,289
449	*	Stoneridge, Inc	8,863
1,157	*	Tenneco, Inc	13,074
13,982	*	Tesla, Inc	14,775,898
947		Thor Industries, Inc	98,270
496	*	Visteon Corp	55,125
486		Winnebago Industries, Inc	36,411
2,131	*,e	Workhorse Group, Inc	9,291
657	*,e	XL Fleet Corp	2,175
296	*	XPEL, Inc	20,211

		TOTAL AUTOMOBILES & COMPONENTS	20,219,080

BANKS - 4.2%
254		1st Source Corp	12,598
166		Allegiance Bancshares, Inc	7,007
197		Amalgamated Financial Corp	3,304
442		Amerant Bancorp Inc	15,271
127		American National Bankshares, Inc	4,785
1,222		Ameris Bancorp	60,709
194		Arrow Financial Corp	6,835
2,719		Associated Banc-Corp	61,422
318	*	Atlantic Capital Bancshares, Inc	9,149
1,279		Atlantic Union Bankshares Corp	47,694
945	*	Axos Financial, Inc	52,835
697		Banc of California, Inc	13,675
529		Bancfirst Corp	37,326
117		Bank First Corp	8,452
124,900		Bank of America Corp	5,556,801
861		Bank of Hawaii Corp	72,117
174		Bank of Marin Bancorp	6,478
1,235		Bank of NT Butterfield & Son Ltd	47,066
2,233		Bank OZK	103,901
1,888		BankUnited	79,881

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

511		Banner Corp	$31,002
219		Bar Harbor Bankshares	6,336
641		Berkshire Hills Bancorp, Inc	18,224
298	*	Blue Foundry Bancorp	4,360
235		Blue Ridge Bankshares, Inc	4,206
717		BOK Financial Corp	75,636
385	*	Bridgewater Bancshares, Inc	6,811
1,046		Brookline Bancorp, Inc	16,935
253		Bryn Mawr Bank Corp	11,388
324		Business First Bancshares, Inc	9,172
231		Byline Bancorp, Inc	6,318
3,491		Cadence BanCorp	103,997
59		Cambridge Bancorp	5,522
238		Camden National Corp	11,462
693		Capital Bancorp, Inc	18,157
156		Capital City Bank Group, Inc	4,118
2,332		Capitol Federal Financial	26,422
292		Capstar Financial Holdings, Inc	6,141
641	*	Carter Bankshares, Inc	9,865
1,496		Cathay General Bancorp	64,313
287		CBTX, Inc	8,323
470		Central Pacific Financial Corp	13,240
1,706		CIT Group, Inc	87,586
34,369		Citigroup, Inc	2,075,544
167		Citizens & Northern Corp	4,362
7,566		Citizens Financial Group, Inc	357,493
236		City Holding Co	19,302
157		Civista Bancshares, Inc	3,831
226		CNB Financial Corp	5,989
415	*	Coastal Financial Corp	21,007
1,129		Columbia Banking System, Inc	36,941
372	*	Columbia Financial, Inc	7,760
2,535		Comerica, Inc	220,545
2,087		Commerce Bancshares, Inc	143,460
1,009		Community Bank System, Inc	75,150
238		Community Trust Bancorp, Inc	10,379
422		ConnectOne Bancorp, Inc	13,804
858	*	CrossFirst Bankshares, Inc	13,393
1,101		Cullen/Frost Bankers, Inc	138,803
438	*	Customers Bancorp, Inc	28,632
2,357		CVB Financial Corp	50,463
611		Dime Community Bancshares, Inc	21,483
638		Eagle Bancorp, Inc	37,221
2,453		East West Bancorp, Inc	193,002
2,652		Eastern Bankshares, Inc	53,491
147		Enterprise Bancorp, Inc	6,603
424		Enterprise Financial Services Corp	19,966
161		Equity Bancshares, Inc	5,463
2,039		Essent Group Ltd	92,836
378		Farmers National Banc Corp	7,012
560		FB Financial Corp	24,539
139		Federal Agricultural Mortgage Corp	17,226
44	e	Fidelity D&D Bancorp, Inc	2,596
12,212		Fifth Third Bancorp	531,833
335	*	Finance Of America Cos, Inc	1,330
202		Financial Institutions, Inc	6,424
3,399		First Bancorp	46,838
440		First Bancorp	20,117
162		First Bancorp, Inc	5,087
201		First Bancshares, Inc	7,763
354		First Bank	5,137
586		First Busey Corp	15,892
114		First Citizens Bancshares, Inc (Class A)	94,602
1,371		First Commonwealth Financial Corp	22,059
242		First Community Bancshares, Inc	8,088
1,705		First Financial Bancorp	41,568

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

2,288		First Financial Bankshares, Inc	$116,322
188		First Financial Corp	8,514
445		First Foundation, Inc	11,063
2,293		First Hawaiian, Inc	62,668
10,025		First Horizon National Corp	163,708
85		First Internet Bancorp	3,998
744		First Interstate Bancsystem, Inc	30,258
960		First Merchants Corp	40,214
93		First Mid-Illinois Bancshares, Inc	3,979
1,595		First Midwest Bancorp, Inc	32,666
321		First of Long Island Corp	6,930
3,087		First Republic Bank	637,496
75		Five Star Bancorp	2,250
664		Flagstar Bancorp, Inc	31,832
358		Flushing Financial Corp	8,699
5,725		FNB Corp	69,444
494		FS Bancorp, Inc	16,613
2,673		Fulton Financial Corp	45,441
325		German American Bancorp, Inc	12,668
1,648		Glacier Bancorp, Inc	93,442
161		Great Southern Bancorp, Inc	9,539
849		Great Western Bancorp, Inc	28,832
28		Guaranty Bancshares, Inc	1,052
1,895		Hancock Whitney Corp	94,788
484		Hanmi Financial Corp	11,461
1,147		HarborOne Northeast Bancorp, Inc	17,021
429		Heartland Financial USA, Inc	21,712
1,217		Heritage Commerce Corp	14,531
460		Heritage Financial Corp	11,242
1,168		Hilltop Holdings, Inc	41,043
22		Hingham Institution for Savings	9,237
89		Home Bancorp, Inc	3,694
2,960		Home Bancshares, Inc	72,076
314		HomeStreet, Inc	16,328
265		HomeTrust Bancshares, Inc	8,210
1,956		Hope Bancorp, Inc	28,773
501		Horizon Bancorp	10,446
129	*	Howard Bancorp, Inc	2,811
25,988		Huntington Bancshares, Inc	400,735
726		Independent Bank Corp	59,191
308		Independent Bank Corp	7,352
488		Independent Bank Group, Inc	35,209
843		International Bancshares Corp	35,735
4,402		Investors Bancorp, Inc	66,690
50,865		JPMorgan Chase & Co	8,054,473
2,079		Kearny Financial Corp	27,547
16,623		Keycorp	384,490
584		Lakeland Bancorp, Inc	11,090
525		Lakeland Financial Corp	42,073
485		Live Oak Bancshares, Inc	42,336
341		Luther Burbank Corp	4,788
2,253		M&T Bank Corp	346,016
400		Macatawa Bank Corp	3,528
226		Mercantile Bank Corp	7,917
155		Merchants Bancorp	7,336
753		Meta Financial Group, Inc	44,924
224		Metrocity Bankshares, Inc	6,167
101	*	Metropolitan Bank Holding Corp	10,760
6,281		MGIC Investment Corp	90,572
129		Mid Penn Bancorp, Inc	4,094
324		Midland States Bancorp, Inc	8,032
169		MidWestOne Financial Group, Inc	5,471
1,331	*	Mr Cooper Group, Inc	55,383
142		MVB Financial Corp	5,896
535		National Bank Holdings Corp	23,508
669		NBT Bancorp, Inc	25,770

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

8,219		New York Community Bancorp, Inc	$100,354
140	*	Nicolet Bankshares, Inc	12,005
1,272	*	NMI Holdings, Inc	27,793
643		Northfield Bancorp, Inc	10,391
218		Northrim BanCorp, Inc	9,474
2,189		Northwest Bancshares, Inc	30,996
714		OceanFirst Financial Corp	15,851
143	*	Ocwen Financial Corp	5,716
596		OFG Bancorp	15,830
3,054		Old National Bancorp	55,338
432		Old Second Bancorp, Inc	5,439
249		Origin Bancorp, Inc	10,687
111		Orrstown Financial Services, Inc	2,797
1,405		Pacific Premier Bancorp, Inc	56,242
2,138		PacWest Bancorp	96,573
205		Park National Corp	28,149
290		PCSB Financial Corp	5,522
259		Peapack Gladstone Financial Corp	9,169
639		PennyMac Financial Services, Inc	44,589
532		Peoples Bancorp, Inc	16,923
101		Peoples Financial Services Corp	5,322
7,639		People’s United Financial, Inc	136,127
1,330		Pinnacle Financial Partners, Inc	127,015
226	*	Pioneer Bancorp, Inc	2,558
7,338		PNC Financial Services Group, Inc	1,471,416
1,549		Popular, Inc	127,080
188		Preferred Bank	13,497
586		Premier Financial Corp	18,113
169		Primis Financial Corp	2,542
1,690		Prosperity Bancshares, Inc	122,187
741		Provident Bancorp Inc	13,783
1,838		Provident Financial Services, Inc	44,516
190		QCR Holdings, Inc	10,640
2,891		Radian Group, Inc	61,087
104		RBB Bancorp	2,725
91		Red River Bancshares Inc	4,868
17,328		Regions Financial Corp	377,750
241		Reliant Bancorp Inc	8,555
769		Renasant Corp	29,184
146		Republic Bancorp, Inc (Class A)	7,423
750	*	Republic First Bancorp, Inc	2,790
2,233		Rocket Cos, Inc	31,262
540		S&T Bancorp, Inc	17,021
495		Sandy Spring Bancorp, Inc	23,800
617		Seacoast Banking Corp of Florida	21,836
726		ServisFirst Bancshares, Inc	61,666
192		Sierra Bancorp	5,213
980		Signature Bank	317,001
420	*	Silvergate Capital Corp	62,244
1,396		Simmons First National Corp (Class A)	41,294
116		SmartFinancial, Inc	3,174
138		South Plains Financial Inc	3,838
1,342		South State Corp	107,508
101	*	Southern First Bancshares, Inc	6,311
86		Southern Missouri Bancorp, Inc	4,487
432		Southside Bancshares, Inc	18,066
154		Spirit of Texas Bancshares, Inc	4,432
3,716		Sterling Bancorp	95,836
339		Stock Yards Bancorp, Inc	21,655
164		Summit Financial Group, Inc	4,502
940	*	SVB Financial Group	637,546
2,625		Synovus Financial Corp	125,659
932	*	Texas Capital Bancshares, Inc	56,153
143		TFS Financial Corp	2,555
814	*	The Bancorp, Inc	20,602
229		Tompkins Financial Corp	19,140

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

996		Towne Bank	$31,464
618		Trico Bancshares	26,549
343	*	Tristate Capital Holdings, Inc	10,379
513	*	Triumph Bancorp, Inc	61,088
23,382		Truist Financial Corp	1,369,016
277		TrustCo Bank Corp NY	9,227
1,035		Trustmark Corp	33,596
685		UMB Financial Corp	72,685
3,528		Umpqua Holdings Corp	67,879
1,802		United Bankshares, Inc	65,377
1,078		United Community Banks, Inc	38,743
364		Univest Financial Corp	10,891
23,351		US Bancorp	1,311,626
1,161	e	UWM Holdings Corp	6,873
7,103		Valley National Bancorp	97,666
1,054		Veritex Holdings, Inc	41,928
543		Walker & Dunlop, Inc	81,928
1,396		Washington Federal, Inc	46,598
232		Washington Trust Bancorp, Inc	13,078
384		Waterstone Financial, Inc	8,394
1,651		Webster Financial Corp	92,192
69,296		Wells Fargo & Co	3,324,822
875		WesBanco, Inc	30,616
239		West Bancorporation, Inc	7,426
533		Westamerica Bancorporation	30,770
1,643		Western Alliance Bancorp	176,869
886		Wintrust Financial Corp	80,467
827		WSFS Financial Corp	41,449
3,111		Zions Bancorporation	196,491

		TOTAL BANKS	35,137,862

CAPITAL GOODS - 5.7%
9,898		3M Co	1,758,182
2,362		A.O. Smith Corp	202,778
724		Aaon, Inc	57,507
511	*	AAR Corp	19,944
641		Acuity Brands, Inc	135,713
987		Advanced Drainage Systems, Inc	134,360
516	*,e	Advent Technologies Holdings, Inc	3,617
2,479	*	Aecom Technology Corp	191,751
1,067		Aerojet Rocketdyne Holdings, Inc	49,893
407	*	Aerovironment, Inc	25,246
1,119		AGCO Corp	129,826
1,238	*,e	AgEagle Aerial Systems, Inc	1,944
1,858		Air Lease Corp	82,179
148		Alamo Group, Inc	21,783
620		Albany International Corp (Class A)	54,839
1,585		Allegion plc	209,917
197		Allied Motion Technologies, Inc	7,189
1,851		Allison Transmission Holdings, Inc	67,284
330	*	Alta Equipment Group, Inc	4,831
1,052		Altra Industrial Motion Corp	54,252
512	*	Ameresco, Inc	41,697
643	*	American Superconductor Corp	6,996
254	*	American Woodmark Corp	16,561
3,942		Ametek, Inc	579,632
2,835	*	API Group Corp	73,058
438		Apogee Enterprises, Inc	21,090
567		Applied Industrial Technologies, Inc	58,231
909		Arcosa, Inc	47,904
244		Argan, Inc	9,440
902		Armstrong World Industries, Inc	104,740
2,052	*	Array Technologies, Inc	32,196
334		Astec Industries, Inc	23,136
340	*	Astronics Corp	4,080
872	*	Atkore International Group, Inc	96,958

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

1,101	*	Axon Enterprise, Inc	$172,857
1,731	*	AZEK Co, Inc	80,041
406		AZZ, Inc	22,448
1,051	*	Babcock & Wilcox Enterprises, Inc	9,480
782		Barnes Group, Inc	36,433
1,120	*	Beacon Roofing Supply, Inc	64,232
167	*	Beam Global	3,106
632	*,e	Blink Charging Co	16,754
2,393	*	Bloom Energy Corp	52,478
217	*	Blue Bird Corp	3,394
166	*	BlueLinx Holdings, Inc	15,896
9,277	*	Boeing Co	1,867,646
597		Boise Cascade Co	42,506
3,314	*	Builders FirstSource, Inc	284,043
1,753		BWX Technologies, Inc	83,934
316	*	Byrna Technologies, Inc	4,219
351		Caesarstone Sdot-Yam Ltd	3,980
901		Carlisle Cos, Inc	223,556
15,025		Carrier Global Corp	814,956
9,379		Caterpillar, Inc	1,939,014
3,721	*,e	ChargePoint Holdings, Inc	70,885
624	*	Chart Industries, Inc	99,522
337	*	CIRCOR International, Inc	9,160
1,803	*	Colfax Corp	82,884
413		Columbus McKinnon Corp	19,105
575		Comfort Systems USA, Inc	56,890
516	*	Commercial Vehicle Group, Inc	4,159
708	*	Concrete Pumping Holdings Inc	5,806
320	*	Construction Partners Inc	9,411
288	*	Core & Main, Inc	8,738
859	*	Cornerstone Building Brands, Inc	14,981
775		Crane Co	78,841
225		CSW Industrials, Inc	27,193
2,481		Cummins, Inc	541,205
801		Curtiss-Wright Corp	111,075
688	*,e	Custom Truck One Source, Inc	5,504
4,847		Deere & Co	1,661,988
2,953	*,e	Desktop Metal, Inc	14,617
2,166		Donaldson Co, Inc	128,357
347		Douglas Dynamics, Inc	13,554
2,465		Dover Corp	447,644
160	*	Ducommun, Inc	7,483
240	*	DXP Enterprises, Inc	6,161
486	*	Dycom Industries, Inc	45,567
6,896		Eaton Corp	1,191,767
916		EMCOR Group, Inc	116,689
10,362		Emerson Electric Co	963,355
318		Encore Wire Corp	45,506
738	*	Energy Recovery, Inc	15,860
917		Enerpac Tool Group Corp	18,597
681		EnerSys	53,840
330		EnPro Industries, Inc	36,323
720	*,e	Eos Energy Enterprises, Inc	5,414
502		ESCO Technologies, Inc	45,175
131	*,e	EVI Industries, Inc	4,091
1,875	*	Evoqua Water Technologies Corp	87,656
10,070		Fastenal Co	645,084
1,130		Federal Signal Corp	48,974
2,325		Flowserve Corp	71,145
2,709	*	Fluor Corp	67,102
5,274		Fortive Corp	402,353
2,359		Fortune Brands Home & Security, Inc	252,177
719		Franklin Electric Co, Inc	67,989
426	*,e	FTC Solar, Inc	3,221
7,476	*,e	FuelCell Energy, Inc	38,875
1,000	*	Gates Industrial Corp plc	15,910

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

608		GATX Corp	$63,348
1,074	*	Generac Holdings, Inc	377,962
4,348		General Dynamics Corp	906,428
18,940		General Electric Co	1,789,262
567	*	Gibraltar Industries, Inc	37,808
187		Global Industrial Co	7,648
829	*	GMS, Inc	49,831
368		Gorman-Rupp Co	16,394
2,901		Graco, Inc	233,879
2,996		GrafTech International Ltd	35,443
696		Granite Construction, Inc	26,935
890	*	Great Lakes Dredge & Dock Corp	13,991
720		Greenbrier Cos, Inc	33,041
552		Griffon Corp	15,721
627		H&E Equipment Services, Inc	27,757
760		HEICO Corp	109,607
1,362		HEICO Corp (Class A)	175,044
629		Helios Technologies, Inc	66,152
413		Herc Holdings, Inc	64,655
1,552	*	Hexcel Corp	80,394
1,515		Hillenbrand, Inc	78,765
12,015		Honeywell International, Inc	2,505,248
6,954		Howmet Aerospace, Inc	221,346
1,006		Hubbell, Inc	209,520
625		Huntington Ingalls	116,712
622	*	Hydrofarm Holdings Group, Inc	17,596
1,987	*	Hyliion Holdings Corp	12,319
158		Hyster-Yale Materials Handling, Inc	6,494
7,076	*,e	Ideanomics Inc	8,491
1,271		IDEX Corp	300,363
137	*	IES Holdings, Inc	6,938
5,464		Illinois Tool Works, Inc	1,348,515
412	*	Infrastructure and Energy Alternatives, Inc	3,790
6,510		Ingersoll Rand, Inc	402,774
1,058	*	INNOVATE Corp	3,915
289		Insteel Industries, Inc	11,505
1,602		ITT, Inc	163,708
1,178	*	JELD-WEN Holding, Inc	31,052
486		John Bean Technologies Corp	74,630
12,349		Johnson Controls International plc	1,004,097
166		Kadant, Inc	38,260
670		Kaman Corp	28,911
172	*	Karat Packaging, Inc	3,476
1,307		Kennametal, Inc	46,934
1,903	*	Kratos Defense & Security Solutions, Inc	36,918
3,411		L3Harris Technologies, Inc	727,362
87	*	Lawson Products, Inc	4,763
606		Lennox International, Inc	196,562
1,115		Lincoln Electric Holdings, Inc	155,509
165		Lindsay Corp	25,080
4,280		Lockheed Martin Corp	1,521,155
478		Luxfer Holdings plc	9,230
539	*	Manitowoc Co, Inc	10,020
4,336		Masco Corp	304,474
503	*	Masonite International Corp	59,329
1,023	*	Mastec, Inc	94,402
383	*	Matrix Service Co	2,880
1,194		Maxar Technologies, Inc	35,259
143	*	Mayville Engineering Co Inc	2,132
379		McGrath RentCorp	30,419
952	*	Mercury Systems, Inc	52,417
1,303	*	Meritor, Inc	32,288
971	*	Middleby Corp	191,054
168		Miller Industries, Inc	5,611
629		Moog, Inc (Class A)	50,930
1,441	*	MRC Global, Inc	9,914

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

884		MSC Industrial Direct Co (Class A)	$74,309
883		Mueller Industries, Inc	52,415
2,381		Mueller Water Products, Inc (Class A)	34,286
301	*	MYR Group, Inc	33,276
76		National Presto Industries, Inc	6,234
3,832	*,e	Nikola Corp	37,822
1,225	*	NN, Inc	5,023
995		Nordson Corp	253,994
2,578		Northrop Grumman Corp	997,866
149	*	Northwest Pipe Co	4,738
1,637	*	NOW, Inc	13,980
224	*	NV5 Global Inc	30,939
2,708		nVent Electric plc	102,904
44		Omega Flex, Inc	5,586
1,266		Oshkosh Corp	142,691
7,192		Otis Worldwide Corp	626,207
1,772		Owens Corning, Inc	160,366
5,917		PACCAR, Inc	522,234
985	*	PAE, Inc	9,781
291		Park Aerospace Corp	3,841
2,221		Parker-Hannifin Corp	706,545
194		Park-Ohio Holdings Corp	4,107
328	*	Parsons Corp	11,037
2,996		Pentair plc	218,798
763	*	PGT Innovations, Inc	17,160
8,759	*	Plug Power, Inc	247,267
263		Powell Industries, Inc	7,756
51		Preformed Line Products Co	3,300
729		Primoris Services Corp	17,481
509	*	Proto Labs, Inc	26,137
492		Quanex Building Products Corp	12,192
2,495		Quanta Services, Inc	286,077
25,732		Raytheon Technologies Corp	2,214,496
477	*	RBC Bearings, Inc	96,340
1,238		Regal-Beloit Corp	210,683
2,451	*	Resideo Technologies, Inc	63,800
562		REV Group, Inc	7,952
2,016		Rockwell Automation, Inc	703,282
2,000	*,e	Romeo Power, Inc	7,300
1,821		Roper Technologies Inc	895,677
691		Rush Enterprises, Inc (Class A)	38,447
144		Rush Enterprises, Inc (Class B)	7,772
2,806	*	Sensata Technologies Holding plc	173,102
1,681	*	Shoals Technologies Group, Inc	40,848
514		Shyft Group, Inc	25,253
842		Simpson Manufacturing Co, Inc	117,097
727	*	SiteOne Landscape Supply, Inc	176,138
959		Snap-On, Inc	206,549
1,891		Spirit Aerosystems Holdings, Inc (Class A)	81,483
647	*	SPX Corp	38,613
646		SPX FLOW, Inc	55,866
195		Standex International Corp	21,579
2,683		Stanley Black & Decker, Inc	506,067
1,014	*,e	Stem, Inc	19,236
394	*	Sterling Construction Co, Inc	10,362
3,438	*	Sunrun, Inc	117,923
268		Tennant Co	21,719
1,185		Terex Corp	52,081
819		Textainer Group Holdings Ltd	29,246
4,010		Textron, Inc	309,572
509	*	Thermon Group Holdings	8,617
1,188		Timken Co	82,317
838	*	Titan International, Inc	9,184
282	*	Titan Machinery, Inc	9,501
1,885		Toro Co	188,330
559	*	TPI Composites, Inc	8,363

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

4,153		Trane Technologies plc	$839,031
121	*	Transcat Inc	11,184
902	*	TransDigm Group, Inc	573,925
2,052	*	Trex Co, Inc	277,082
1,676		Trinity Industries, Inc	50,615
1,005		Triton International Ltd	60,531
1,063	*	Triumph Group, Inc	19,697
585	*	Tutor Perini Corp	7,236
1,160		UFP Industries, Inc	106,732
1,276	*	United Rentals, Inc	424,002
2,797	*	Univar Solutions Inc	79,295
345		Valmont Industries, Inc	86,423
156	*	Vectrus, Inc	7,140
251	*	Veritiv Corp	30,765
5,197		Vertiv Holdings Co	129,769
339	*	Vicor Corp	43,046
1,214	*,e	View, Inc	4,747
3,062	*	Virgin Galactic Holdings, Inc	40,970
756		W.W. Grainger, Inc	391,789
918		Wabash National Corp	17,919
609		Watsco, Inc	190,544
522		Watts Water Technologies, Inc (Class A)	101,357
2,154	*	Welbilt, Inc	51,201
817	*	WESCO International, Inc	107,509
3,170		Westinghouse Air Brake Technologies Corp	291,989
71	*	Willis Lease Finance Corp	2,673
3,797	*	WillScot Mobile Mini Holdings Corp	155,069
1,032		Woodward Inc	112,963
3,195		Xylem, Inc	383,144
2,011		Zurn Water Solutions Corp	73,200

		TOTAL CAPITAL GOODS	47,974,618

COMMERCIAL & PROFESSIONAL SERVICES - 1.2%
1,317		ABM Industries, Inc	53,799
731	*	Acacia Research (Acacia Technologies)	3,750
1,696		ACCO Brands Corp	14,009
2,238		ADT, Inc	18,822
962	*	ASGN Inc	118,711
110		Barrett Business Services, Inc	7,597
2,400		Booz Allen Hamilton Holding Co	203,496
1,020		Brady Corp (Class A)	54,978
329	*	BrightView Holdings, Inc	4,632
897		Brink’s Co	58,816
428	*	CACI International, Inc (Class A)	115,222
801	*	Casella Waste Systems, Inc (Class A)	68,421
778	*	CBIZ, Inc	30,435
433	*	Ceco Environmental Corp	2,698
270	*	Cimpress plc	19,335
1,514		Cintas Corp	670,959
7,201	*	Clarivate Analytics plc	169,368
819	*	Clean Harbors, Inc	81,712
3,641	*	Copart, Inc	552,048
2,056	*	CoreCivic, Inc	20,498
6,830	*	CoStar Group, Inc	539,775
128		CRA International, Inc	11,950
754		Deluxe Corp	24,211
633	*	Driven Brands Holdings, Inc	21,281
2,448	*	Dun & Bradstreet Holdings, Inc	50,160
394		Ennis, Inc	7,695
2,109		Equifax, Inc	617,494
944		Exponent, Inc	110,193
598	*	First Advantage Corp	11,386
178	*	Forrester Research, Inc	10,454
148	*	Franklin Covey Co	6,861
620	*	FTI Consulting, Inc	95,120
1,393	*	Harsco Corp	23,277

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

1,153		Healthcare Services Group	$20,512
286		Heidrick & Struggles International, Inc	12,507
247	*	Heritage-Crystal Clean, Inc	7,909
1,168		Herman Miller, Inc	45,774
682		HNI Corp	28,678
334	*	Huron Consulting Group, Inc	16,667
2,455	*	IAA, Inc	124,272
282		ICF International, Inc	28,919
6,506		IHS Markit Ltd	864,778
674		Insperity, Inc	79,606
961		Interface, Inc	15,328
2,295		Jacobs Engineering Group, Inc	319,533
2,455	*	KAR Auction Services, Inc	38,347
2,207		KBR, Inc	105,097
481		Kelly Services, Inc (Class A)	8,066
366		Kforce, Inc	27,531
577		Kimball International, Inc (Class B)	5,903
1,048		Korn/Ferry International	79,365
2,410		Leidos Holdings, Inc	214,249
999		Manpower, Inc	97,233
473		Mantech International Corp (Class A)	34,496
491		Matthews International Corp (Class A)	18,005
259	*	Mistras Group, Inc	1,924
361	*	Montrose Environmental Group, Inc	25,454
663		MSA Safety, Inc	100,086
6,314		Nielsen NV	129,500
2,896		Pitney Bowes, Inc	19,200
3,616		Republic Services, Inc	504,251
514		Resources Connection, Inc	9,170
1,988		Robert Half International, Inc	221,702
4,005		Rollins, Inc	137,011
1,202	*	RR Donnelley & Sons Co	13,535
1,043		Science Applications International Corp	87,184
269	*	SP Plus Corp	7,591
1,776		Steelcase, Inc (Class A)	20,815
1,556	*	Stericycle, Inc	92,800
995		Tetra Tech, Inc	168,951
3,332		TransUnion	395,109
778	*	TriNet Group, Inc	74,112
645	*	TrueBlue, Inc	17,847
237		Unifirst Corp	49,865
1,953	*	Upwork, Inc	66,714
338	*	US Ecology, Inc	10,796
2,760		Verisk Analytics, Inc	631,295
440	*	Viad Corp	18,828
134		VSE Corp	8,166
7,239		Waste Management, Inc	1,208,189
116	*	Willdan Group, Inc	4,083

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	10,016,116

CONSUMER DURABLES & APPAREL - 1.4%
707		Acushnet Holdings Corp	37,528
210	*	American Outdoor Brands, Inc	4,185
1,083	*,e	AMMO, Inc	5,902
140		Bassett Furniture Industries, Inc	2,348
565	*	Beazer Homes USA, Inc	13,119
1,385		Brunswick Corp	139,511
1,892	*	Callaway Golf Co	51,916
2,423	*	Capri Holdings Ltd	157,277
750		Carter’s, Inc	75,915
501	*,e	Casper Sleep, Inc	3,347
132	*	Cavco Industries, Inc	41,930
608		Century Communities, Inc	49,728
307		Clarus Corp	8,510
604		Columbia Sportswear Co	58,854
1,086	*	Crocs, Inc	139,247

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

484	*	Deckers Outdoor Corp	$177,294
5,753		DR Horton, Inc	623,913
167		Escalade, Inc	2,637
327		Ethan Allen Interiors, Inc	8,597
103		Flexsteel Industries, Inc	2,767
730	*	Fossil Group, Inc	7,512
2,599		Garmin Ltd	353,906
4,815	*,e	Genius Brands International, Inc	5,056
682	*	G-III Apparel Group Ltd	18,850
1,998	*	GoPro, Inc	20,599
578	*	Green Brick Partners, Inc	17,531
132		Hamilton Beach Brands Holding Co	1,895
6,162		Hanesbrands, Inc	103,029
2,241		Hasbro, Inc	228,089
371	*	Hayward Holdings, Inc	9,731
444	*	Helen of Troy Ltd	108,545
173		Hooker Furniture Corp	4,027
81	*	Hovnanian Enterprises, Inc	10,310
379		Installed Building Products, Inc	52,954
443	*	iRobot Corp	29,185
75		Johnson Outdoors, Inc	7,027
1,651		KB Home	73,849
811		Kontoor Brands, Inc	41,564
170	*	Latham Group, Inc	4,255
696		La-Z-Boy, Inc	25,272
2,404		Leggett & Platt, Inc	98,949
4,594		Lennar Corp (Class A)	533,639
224		Lennar Corp (Class B)	21,419
353	*	LGI Homes, Inc	54,531
163		Lifetime Brands, Inc	2,603
223	*	Lovesac Co	14,776
1,972	*	Lululemon Athletica, Inc	771,939
385	*	M/I Homes, Inc	23,939
287	*	Malibu Boats, Inc	19,725
156		Marine Products Corp	1,950
295	*	MasterCraft Boat Holdings, Inc	8,357
6,326	*	Mattel, Inc	136,389
1,086		MDC Holdings, Inc	60,631
640	*	Meritage Homes Corp	78,118
998	*	Mohawk Industries, Inc	181,816
227		Movado Group, Inc	9,495
511	*	Nautilus, Inc	3,132
6,518		Newell Brands Inc	142,353
21,378		Nike, Inc (Class B)	3,563,071
57	*	NVR, Inc	336,806
276		Oxford Industries, Inc	28,020
4,551	*	Peloton Interactive, Inc	162,744
356	*,e	PLBY Group, Inc	9,484
1,026		Polaris Inc	112,768
4,551		Pulte Homes, Inc	260,135
795	*	Purple Innovation, Inc	10,550
1,215		PVH Corp	129,580
858		Ralph Lauren Corp	101,982
200		Rocky Brands, Inc	7,960
2,405	*	Skechers U.S.A., Inc (Class A)	104,377
966	*	Skyline Champion Corp	76,295
840		Smith & Wesson Brands, Inc	14,952
2,102	*	Sonos, Inc	62,640
1,383		Steven Madden Ltd	64,268
272		Sturm Ruger & Co, Inc	18,501
133		Superior Uniform Group, Inc	2,918
4,883		Tapestry, Inc	198,250
2,324	*	Taylor Morrison Home Corp	81,247
3,258		Tempur Sealy International, Inc	153,224
2,005		Toll Brothers, Inc	145,142
563	*	TopBuild Corp	155,337

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

194	*	Traeger, Inc	$2,359
2,459	*	TRI Pointe Homes, Inc	68,581
917	*	Tupperware Brands Corp	14,021
3,425	*	Under Armour, Inc (Class A)	72,576
3,626	*	Under Armour, Inc (Class C)	65,413
226	*	Unifi, Inc	5,232
217	*	Universal Electronics, Inc	8,843
320	*	Vera Bradley, Inc	2,723
5,645		VF Corp	413,327
1,021	*	Vista Outdoor, Inc	47,037
347	*	VOXX International Corp (Class A)	3,529
1,031	*,e	Vuzix Corp	8,939
1,069		Whirlpool Corp	250,852
1,465		Wolverine World Wide, Inc	42,207
1,421	*	YETI Holdings, Inc	117,701

		TOTAL CONSUMER DURABLES & APPAREL	11,815,063

CONSUMER SERVICES - 2.1%
1,177	*	2U, Inc	23,622
700	*	Accel Entertainment, Inc	9,114
965	*	Adtalem Global Education, Inc	28,525
325	*	American Public Education, Inc	7,231
4,054		ARAMARK Holdings Corp	149,390
516	*	Bally’s Corp	19,639
17	*	Biglari Holdings, Inc (B Shares)	2,424
356	*	BJ’s Restaurants, Inc	12,300
1,539	*	Bloomin’ Brands, Inc	32,288
275	*	Bluegreen Vacations Holding Corp	9,652
709	*	Booking Holdings, Inc	1,701,054
1,304	*	Boyd Gaming Corp	85,503
1,085	*	Bright Horizons Family Solutions	136,580
763	*	Brinker International, Inc	27,918
3,464	*	Caesars Entertainment, Inc	323,988
14,415	*,e	Carnival Corp	290,030
234		Carriage Services, Inc	15,079
507		Carrols Restaurant Group, Inc	1,501
520	*	Century Casinos, Inc	6,334
702	*	Cheesecake Factory	27,483
2,349	*	Chegg, Inc	72,114
490	*	Chipotle Mexican Grill, Inc (Class A)	856,642
695		Choice Hotels International, Inc	108,413
630		Churchill Downs, Inc	151,767
247	*	Chuy’s Holdings, Inc	7,440
863	*	Coursera, Inc	21,092
463		Cracker Barrel Old Country Store, Inc	59,560
2,280		Darden Restaurants, Inc	343,459
792	*	Dave & Buster’s Entertainment, Inc	30,413
519		Del Taco Restaurants, Inc	6,462
1,168	*	Denny’s Corp	18,688
266		Dine Brands Global Inc.	20,165
643		Domino’s Pizza, Inc	362,864
5,216	*,e	DraftKings, Inc	143,284
1,458	*	Drive Shack, Inc	2,085
302	*	El Pollo Loco Holdings, Inc	4,285
174	*	Esports Technologies, Inc	3,577
1,316	*	Everi Holdings, Inc	28,097
2,454	*	Expedia Group, Inc	443,487
402	*	Fiesta Restaurant Group, Inc	4,426
1,596	*	frontdoor, Inc	58,493
682	*	Full House Resorts, Inc	8,259
682	*	GAN Ltd	6,268
229	*	Golden Entertainment, Inc	11,571
600	*	Golden Nugget Online Gaming, Inc	5,970
73		Graham Holdings Co	45,978
853	*	Grand Canyon Education, Inc	73,111
2,834		H&R Block, Inc	66,769

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

1,039	*,e	Hall of Fame Resort & Entertainment Co	$1,579
1,521	*	Hilton Grand Vacations, Inc	79,259
4,797	*	Hilton Worldwide Holdings, Inc	748,284
2,130	*	Houghton Mifflin Harcourt Co	34,293
738	*	Hyatt Hotels Corp	70,774
1,684		International Game Technology plc	48,684
431		Jack in the Box, Inc	37,704
89	*	Kura Sushi USA, Inc	7,195
5,790	*	Las Vegas Sands Corp	217,936
1,806		Laureate Education, Inc	22,105
392	*	Life Time Group Holdings, Inc	6,746
464	*	Lindblad Expeditions Holdings, Inc	7,238
4,733	*	Marriott International, Inc (Class A)	782,081
747		Marriott Vacations Worldwide Corp	126,228
12,863		McDonald’s Corp	3,448,184
7,145		MGM Resorts International	320,668
281	*	Mister Car Wash, Inc	5,117
173	*	Monarch Casino & Resort, Inc	12,793
49		Nathan’s Famous, Inc	2,861
83	*	NEOGAMES S.A.	2,306
621	*	Noodles & Co	5,632
6,383	*	Norwegian Cruise Line Holdings Ltd	132,383
353	*	ONE Group Hospitality, Inc	4,451
1,026	*	OneSpaWorld Holdings Ltd	10,281
565		Papa John’s International, Inc	75,411
2,733	*	Penn National Gaming, Inc	141,706
1,137	*	Perdoceo Education Corp	13,371
1,475	*	Planet Fitness, Inc	133,605
788	*	PlayAGS, Inc	5,351
290	*	Portillo’s, Inc	10,887
501	*	PowerSchool Holdings, Inc	8,251
142		RCI Hospitality Holdings, Inc	11,059
307	*	Red Robin Gourmet Burgers, Inc	5,075
1,049		Red Rock Resorts, Inc	57,705
3,693	*	Royal Caribbean Cruises Ltd	283,992
822	*	Rush Street Interactive, Inc	13,563
473	*	Ruth’s Hospitality Group Inc	9,413
1,620	*	Scientific Games Corp (Class A)	108,265
963	*	SeaWorld Entertainment, Inc	62,460
2,892		Service Corp International	205,303
596	*	Shake Shack, Inc	43,007
1,370	*	Six Flags Entertainment Corp	58,335
20,437		Starbucks Corp	2,390,516
862	*	StoneMor, Inc	1,965
403		Strategic Education, Inc	23,310
644	*	Stride, Inc	21,465
1,055	*	Target Hospitality Corp	3,756
2,355	*	Terminix Global Holdings, Inc	106,517
1,209		Texas Roadhouse, Inc (Class A)	107,940
1,610		Travel & Leisure Co	88,985
707		Vail Resorts, Inc	231,825
1,537	*	Vivint Smart Home, Inc	15,032
2,954		Wendy’s	70,453
513		Wingstop, Inc	88,646
881	*	WW International Inc	14,211
1,610		Wyndham Hotels & Resorts, Inc	144,337
1,791	*	Wynn Resorts Ltd	152,307
7,027		Yum China Holdings, Inc	350,226
5,183		Yum! Brands, Inc	719,711

		TOTAL CONSUMER SERVICES	17,787,137

DIVERSIFIED FINANCIALS - 5.0%
125		AFC Gamma, Inc	2,845
741		Affiliated Managers Group, Inc	121,902
8,788		AGNC Investment Corp	132,172
243		Alerus Financial Corp	7,115

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

6,335		Ally Financial, Inc	$301,609
144		A-Mark Precious Metals, Inc	8,798
10,928		American Express Co	1,787,821
1,982		Ameriprise Financial, Inc	597,890
24,121		Annaly Capital Management, Inc	188,626
2,943		Apollo Commercial Real Estate Finance, Inc	38,730
3,944		Apollo Global Management, Inc	285,664
2,021		Arbor Realty Trust, Inc	37,025
645		Ares Commercial Real Estate Corp	9,378
2,174		Ares Management Corp	176,681
566		ARMOUR Residential REIT, Inc	5,553
870		Artisan Partners Asset Management, Inc	41,447
253	*	Assetmark Financial Holdings, Inc	6,631
86		Associated Capital Group, Inc	3,698
123	*	Atlanticus Holdings Corp	8,772
274		B. Riley Financial, Inc	24,348
461		Banco Latinoamericano de Exportaciones S.A. (Class E)	7,653
13,304		Bank of New York Mellon Corp	772,696
31,754	*	Berkshire Hathaway, Inc (Class B)	9,494,446
5,076		BGC Partners, Inc (Class A)	23,603
2,475		BlackRock, Inc	2,266,011
11,616		Blackstone Group, Inc	1,502,994
2,460		Blackstone Mortgage Trust, Inc	75,325
637	*	Blucora, Inc	11,033
642		Brightsphere Investment Group, Inc	16,435
1,289		BrightSpire Capital, Inc	13,225
2,136		Broadmark Realty Capital, Inc	20,143
1,450	*	Cannae Holdings, Inc	50,968
7,359		Capital One Financial Corp	1,067,717
2,344		Carlyle Group, Inc	128,686
1,907		CBOE Global Markets, Inc	248,673
26,075		Charles Schwab Corp	2,192,908
3,066		Chimera Investment Corp	46,235
6,229		CME Group, Inc	1,423,077
461		Cohen & Steers, Inc	42,647
454		Cowen Group, Inc	16,389
160	*	Credit Acceptance Corp	110,029
312		Curo Group Holdings Corp	4,995
49		Diamond Hill Investment Group, Inc	9,517
5,215		Discover Financial Services	602,645
461	*	Donnelley Financial Solutions, Inc	21,732
258		Dynex Capital, Inc	4,311
548		Ellington Financial Inc	9,365
546	*,e	Encore Capital Group, Inc	33,912
629	*	Enova International, Inc	25,764
6,588		Equitable Holdings, Inc	216,021
638		Evercore Inc	86,672
796	*	Ezcorp, Inc (Class A)	5,867
649		Factset Research Systems, Inc	315,421
1,485		Federated Investors, Inc (Class B)	55,806
737		FirstCash Holdings, Inc	55,135
877	*	Focus Financial Partners, Inc	52,375
484		Franklin BSP Realty Trust, Inc	7,231
4,751		Franklin Resources, Inc	159,111
93		GAMCO Investors, Inc (Class A)	2,323
257		GCM Grosvenor, Inc	2,699
5,709		Goldman Sachs Group, Inc	2,183,978
938		Granite Point Mortgage Trust, Inc	10,984
531		Great Ajax Corp	6,988
905	*	Green Dot Corp	32,797
424		Greenhill & Co, Inc	7,602
562		Hamilton Lane, Inc	58,235
1,270		Hannon Armstrong Sustainable Infrastructure Capital, Inc	67,462
733		Houlihan Lokey, Inc	75,880
1,406		Interactive Brokers Group, Inc (Class A)	111,665
9,684		Intercontinental Exchange Group, Inc	1,324,481

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

6,004		Invesco Ltd	$138,212
3,664		Invesco Mortgage Capital, Inc	10,186
2,653		Janus Henderson Group plc	111,267
4,030		Jefferies Financial Group, Inc	156,364
9,400		KKR & Co, Inc	700,300
168		KKR Real Estate Finance Trust, Inc	3,500
1,766		Ladder Capital Corp	21,174
1,898		Lazard Ltd (Class A)	82,810
1,618	*	LendingClub Corp	39,123
196	*	LendingTree, Inc	24,030
1,449		LPL Financial Holdings, Inc	231,970
658		MarketAxess Holdings, Inc	270,616
144		Marlin Business Services Corp	3,352
8,524		MFA Financial Inc	38,869
877		Moelis & Co	54,821
2,835		Moody’s Corp	1,107,294
23,255		Morgan Stanley	2,282,711
378		Morningstar, Inc	129,272
1,394		MSCI, Inc (Class A)	854,090
2,010		Nasdaq Inc	422,120
3,087		Navient Corp	65,506
312		Nelnet, Inc (Class A)	30,476
6,918		New Residential Investment Corp	74,092
6,454		New York Mortgage Trust, Inc	24,009
3,325		Northern Trust Corp	397,703
1,507		OneMain Holdings, Inc	75,410
1,687	*	Open Lending Corp	37,924
697	*	Oportun Financial Corp	14,114
147		Oppenheimer Holdings, Inc	6,816
916		Orchid Island Capital, Inc	4,122
1,723		PennyMac Mortgage Investment Trust	29,860
273		Piper Jaffray Cos	48,733
397		PJT Partners, Inc	29,414
719	*	PRA Group, Inc	36,101
1,236	*	PROG Holdings, Inc	55,756
257		Pzena Investment Management, Inc (Class A)	2,434
3,300		Raymond James Financial, Inc	331,320
933		Ready Capital Corp	14,583
1,612		Redwood Trust, Inc	21,262
143		Regional Management Corp	8,217
4,171		S&P Global, Inc	1,968,420
952		Santander Consumer USA Holdings, Inc	40,003
375		Sculptor Capital Management, Inc	8,006
1,969		SEI Investments Co	119,991
5,752		SLM Corp	113,142
5,018		Starwood Property Trust, Inc	121,937
6,089		State Street Corp	566,277
618		StepStone Group, Inc	25,690
1,929		Stifel Financial Corp	135,840
241	*	StoneX Group, Inc	14,761
9,578		Synchrony Financial	444,323
3,897		T Rowe Price Group, Inc	766,306
867		TPG RE Finance Trust, Inc	10,681
1,703		Tradeweb Markets, Inc	170,538
4,626		Two Harbors Investment Corp	26,692
773	*	Upstart Holdings, Inc	116,955
1,409		Virtu Financial, Inc	40,622
115		Virtus Investment Partners, Inc	34,167
2,130		Voya Financial, Inc	141,240
1,867		WisdomTree Investments, Inc	11,426
90	*	World Acceptance Corp	22,089

		TOTAL DIVERSIFIED FINANCIALS	41,757,611

ENERGY - 2.6%
1,304	*	Aemetis, Inc	16,039
1,288	*	Alto Ingredients, Inc	6,195

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

53		Altus Midstream Co	$3,249
5,480		Antero Midstream Corp	53,046
4,860	*	Antero Resources Corp	85,050
6,619		APA Corp	177,985
338		Arch Resources, Inc	30,866
2,039		Archrock, Inc	15,252
340	*	Aspen Aerogels, Inc	16,929
12,372		Baker Hughes Co	297,670
2,302		Berry Petroleum Co LLC	19,383
754		Bonanza Creek Energy, Inc	36,923
774		Brigham Minerals, Inc	16,324
351	*	Bristow Group, Inc	11,116
13,290		Cabot Oil & Gas Corp	252,510
845		Cactus, Inc	32,220
1,436		California Resources Corp	61,332
680	*	Callon Petroleum Co	32,130
3,118	*	Centennial Resource Development, Inc	18,646
410	*	Centrus Energy Corp	20,463
3,416	*	ChampionX Corp	69,037
4,052		Cheniere Energy, Inc	410,954
1,723		Chesapeake Energy Corp	111,168
33,383		Chevron Corp	3,917,495
2,369	*	Clean Energy Fuels Corp	14,522
3,710	*	CNX Resources Corp	51,012
1,290	*	Comstock Resources Inc	10,436
22,977		ConocoPhillips	1,658,480
714	*	CONSOL Energy, Inc	16,215
1,248		Continental Resources, Inc	55,860
500	*,e	Crescent Energy, Inc	6,340
583		CVR Energy, Inc	9,800
1,373	*	Delek US Holdings, Inc	20,581
850	*	Denbury, Inc	65,101
11,345		Devon Energy Corp	499,747
2,136		DHT Holdings, Inc	11,086
3,040		Diamondback Energy, Inc	327,864
333	*	DMC Global, Inc	13,190
395		Dorian LPG Ltd	5,013
582	*	Dril-Quip, Inc	11,454
1,673		DT Midstream, Inc	80,270
395	*	Earthstone Energy, Inc	4,321
2,496	*,e	Energy Fuels, Inc	19,044
10,231		EOG Resources, Inc	908,820
4,708	*	EQT Corp	102,681
7,406		Equitrans Midstream Corp	76,578
73,167	d	Exxon Mobil Corp	4,477,089
778		Falcon Minerals Corp	3,789
520	*	Frank’s International NV	7,462
2,068	*,e	Frontline Ltd	14,621
155	*	FTS International, Inc	4,069
5,856	*,e	Gevo, Inc	25,064
1,788	*	Golar LNG Ltd	22,153
698	*	Green Plains Inc	24,262
15,566		Halliburton Co	355,994
2,257	*	Helix Energy Solutions Group, Inc	7,042
1,863		Helmerich & Payne, Inc	44,153
4,862		Hess Corp	359,934
2,656		HollyFrontier Corp	87,064
685		International Seaways, Inc	10,056
33,654		Kinder Morgan, Inc	533,752
6,823	*	Kosmos Energy Ltd	23,608
220	*	Laredo Petroleum, Inc	13,229
1,314	*	Liberty Oilfield Services, Inc	12,746
2,041		Magnolia Oil & Gas Corp	38,514
14,097		Marathon Oil Corp	231,473
10,697		Marathon Petroleum Corp	684,501
1,952		Matador Resources Co	72,068

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

2,772		Murphy Oil Corp	$72,377
114	*	Nabors Industries Ltd	9,244
725	*	National Energy Services Reunited Corp	6,851
403	e	New Fortress Energy, Inc	9,728
2,497	*	Newpark Resources, Inc	7,341
2,774	*	NexTier Oilfield Solutions, Inc	9,848
2,408		Nordic American Tankers Ltd	4,069
827		Northern Oil and Gas, Inc	17,020
6,945		NOV, Inc	94,105
309		Oasis Petroleum, Inc	38,931
14,724		Occidental Petroleum Corp	426,849
1,532	*	Oceaneering International, Inc	17,327
1,209	*	Oil States International, Inc	6,009
7,705		ONEOK, Inc	452,746
4,596		Ovintiv, Inc	154,885
677	*	Par Pacific Holdings, Inc	11,164
3,250		Patterson-UTI Energy, Inc	27,462
1,831	*	PBF Energy, Inc	23,748
1,666		PDC Energy, Inc	81,267
1,201	*	Peabody Energy Corp	12,094
217	*	Penn Virginia Corp	5,842
7,621		Phillips 66	552,218
3,636		Pioneer Natural Resources Co	661,316
1,367	*	ProPetro Holding Corp	11,073
4,012	*	Range Resources Corp	71,534
758	*	Renewable Energy Group, Inc	32,169
92	*	Rex American Resources Corp	8,832
151		Riley Exploration Permian, Inc	2,917
901	*	RPC, Inc	4,091
24,442		Schlumberger Ltd	732,038
688		Scorpio Tankers, Inc	8,813
988	*	Select Energy Services, Inc	6,155
946		SFL Corp Ltd	7,710
2,006		SM Energy Co	59,137
678		Solaris Oilfield Infrastructure, Inc	4,441
16,968	*	Southwestern Energy Co	79,071
681	*	Talos Energy, Inc	6,674
3,944		Targa Resources Investments, Inc	206,035
1,069	*	Teekay Corp	3,357
376	*	Teekay Tankers Ltd	4,098
5,524	*	Tellurian, Inc	17,014
2,062	*	Tetra Technologies, Inc	5,856
101		Texas Pacific Land Corp	126,136
854	*	Tidewater, Inc	9,146
3,928	*,e	Uranium Energy Corp	13,159
3,859	*	Ur-Energy, Inc	4,708
1,387	*	US Silica Holdings, Inc	13,038
7,106		Valero Energy Corp	533,732
2,083	*	W&T Offshore, Inc	6,728
619	*	Whiting Petroleum Corp	40,037
21,047		Williams Cos, Inc	548,064
1,068		World Fuel Services Corp	28,270

		TOTAL ENERGY	22,029,514

FOOD & STAPLES RETAILING - 1.3%
2,725		Albertsons Cos, Inc	82,268
418		Andersons, Inc	16,181
2,427	*	BJ’s Wholesale Club Holdings, Inc	162,536
618		Casey’s General Stores, Inc	121,962
515	*	Chefs’ Warehouse Holdings, Inc	17,150
7,653		Costco Wholesale Corp	4,344,608
1,460	*	Grocery Outlet Holding Corp	41,289
626	*	HF Foods Group Inc	5,296
213		Ingles Markets, Inc (Class A)	18,390
13,116		Kroger Co	593,630
253	*,e	MedAvail Holdings, Inc	354

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

286		Natural Grocers by Vitamin C	$4,076
2,651	*	Performance Food Group Co	121,654
385		Pricesmart, Inc	28,170
862	*	Rite Aid Corp	12,663
584		SpartanNash Co	15,044
2,100	*	Sprouts Farmers Market, Inc	62,328
8,505		SYSCO Corp	668,068
943	*	United Natural Foods, Inc	46,282
3,868	*	US Foods Holding Corp	134,722
127		Village Super Market (Class A)	2,971
12,516		Walgreens Boots Alliance, Inc	652,835
24,585		Walmart, Inc	3,557,204
148		Weis Markets, Inc	9,750

		TOTAL FOOD & STAPLES RETAILING	10,719,431

FOOD, BEVERAGE & TOBACCO - 2.7%
2,739	*,e	22nd Century Group, Inc	8,464
32,093		Altria Group, Inc	1,520,887
1,079	*,e	AppHarvest, Inc	4,197
9,711		Archer-Daniels-Midland Co	656,366
1,190		B&G Foods, Inc (Class A)	36,569
980	*,e	Beyond Meat, Inc	63,857
157	*	Boston Beer Co, Inc (Class A)	79,301
711		Brown-Forman Corp (Class A)	48,199
3,077		Brown-Forman Corp (Class B)	224,190
2,435		Bunge Ltd	227,332
345		Calavo Growers, Inc	14,628
486		Cal-Maine Foods, Inc	17,977
3,182		Campbell Soup Co	138,290
918	*	Celsius Holdings, Inc	68,455
66,999		Coca-Cola Co	3,967,011
72		Coca-Cola Consolidated Inc	44,582
8,273		ConAgra Brands, Inc	282,523
2,791		Constellation Brands, Inc (Class A)	700,457
2,862	*	Darling International, Inc	198,308
217	*	Duckhorn Portfolio, Inc	5,065
2,984		Flowers Foods, Inc	81,970
499		Fresh Del Monte Produce, Inc	13,772
696	*	Freshpet, Inc	66,308
10,597		General Mills, Inc	714,026
1,593	*	Hain Celestial Group, Inc	67,878
2,534		Hershey Co	490,253
4,724		Hormel Foods Corp	230,578
2,702	*	Hostess Brands, Inc	55,175
1,227		Ingredion, Inc	118,577
277		J&J Snack Foods Corp	43,755
1,881		J.M. Smucker Co	255,477
199		John B. Sanfilippo & Son, Inc	17,942
4,342		Kellogg Co	279,712
12,179		Keurig Dr Pepper, Inc	448,918
11,401		Kraft Heinz Co	409,296
124	*,e	Laird Superfood, Inc	1,617
2,575		Lamb Weston Holdings, Inc	163,203
364		Lancaster Colony Corp	60,278
422	*	Landec Corp	4,684
187		Limoneira Co	2,805
4,238		McCormick & Co, Inc	409,433
203		MGP Ingredients, Inc	17,253
422	*	Mission Produce, Inc	6,625
3,002		Molson Coors Brewing Co (Class B)	139,143
24,003		Mondelez International, Inc	1,591,639
6,463	*	Monster Beverage Corp	620,707
366		National Beverage Corp	16,591
2,817	*	NewAge, Inc	2,901
23,845		PepsiCo, Inc	4,142,115
26,977		Philip Morris International, Inc	2,562,815

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

908	*	Pilgrim’s Pride Corp	$25,606
1,120	*	Post Holdings, Inc	126,258
2,638		Primo Water Corp	46,508
317		Sanderson Farms, Inc	60,572
4		Seaboard Corp	15,740
134	*	Seneca Foods Corp	6,425
1,484	*	Simply Good Foods Co	61,690
692	*,e	Tattooed Chef, Inc	10,754
412		Tootsie Roll Industries, Inc	14,927
1,028	*	TreeHouse Foods, Inc	41,665
190		Turning Point Brands, Inc	7,178
4,919		Tyson Foods, Inc (Class A)	428,740
619		Universal Corp	33,995
803		Utz Brands, Inc	12,808
2,682		Vector Group Ltd	30,789
420	*	Vital Farms, Inc	7,585
486	*	Whole Earth Brands, Inc	5,220

		TOTAL FOOD, BEVERAGE & TOBACCO	22,278,564

HEALTH CARE EQUIPMENT & SERVICES - 5.7%
1,931	*	1Life Healthcare, Inc	33,928
30,001		Abbott Laboratories	4,222,341
785	*	Abiomed, Inc	281,948
1,640	*	Acadia Healthcare Co, Inc	99,548
406	*,e	Accelerate Diagnostics, Inc	2,119
860	*	Accolade, Inc	22,670
1,245	*	Accuray, Inc	5,939
155	*,e	Acutus Medical, Inc	529
1,314	*	AdaptHealth Corp	32,140
230	*	Addus HomeCare Corp	21,507
317	*	Agiliti, Inc	7,342
2,633	*	agilon health, Inc	71,091
1,368	*	Align Technology, Inc	899,022
203	*	Alignment Healthcare, Inc	2,854
2,675	*	Allscripts Healthcare Solutions, Inc	49,354
996	*	Alphatec Holdings Inc	11,384
577	*	Amedisys, Inc	93,405
3,217	*	American Well Corp	19,431
2,607		AmerisourceBergen Corp	346,444
862	*	AMN Healthcare Services, Inc	105,448
563	*	Angiodynamics, Inc	15,528
4,260		Anthem, Inc	1,974,680
640	*,e	Apollo Medical Holdings, Inc	47,027
196	*	Apria, Inc	6,390
1,028	*	Apyx Medical Corp	13,179
4,179	*,e	Asensus Surgical, Inc	4,639
1,709	*,e	Aspira Women’s Health, Inc	3,025
673	*	AtriCure, Inc	46,794
27		Atrion Corp	19,032
725	*	Avanos Medical, Inc	25,136
416	*	Aveanna Healthcare Holdings, Inc	3,078
560	*	AxoGen, Inc	5,247
738	*	Axonics Modulation Technologies, Inc	41,328
8,716		Baxter International, Inc	748,181
4,927		Becton Dickinson & Co	1,239,042
281	*,e	Biodesix, Inc	1,487
381	*	BioLife Solutions Inc	14,200
134	*	Bioventus, Inc	1,942
24,627	*	Boston Scientific Corp	1,046,155
2,873	*	Brookdale Senior Living, Inc	14,825
2,966	*,e	Butterfly Network, Inc	19,843
5,102		Cardinal Health, Inc	262,702
501	*	Cardiovascular Systems, Inc	9,409
373	*	Castle Biosciences, Inc	15,991
2,246	*	Castlight Health, Inc	3,459
10,058	*	Centene Corp	828,779

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

5,134		Cerner Corp	$476,795
1,433	*	Certara, Inc	40,726
2,819	*	Cerus Corp	19,197
3,853	*	Change Healthcare, Inc	82,377
292		Chemed Corp	154,480
5,651		Cigna Corp	1,297,639
336	*	ClearPoint Neuro, Inc	3,770
2,138	*	Community Health Systems, Inc	28,457
168	*	Computer Programs & Systems, Inc	4,922
422		Conmed Corp	59,823
852		Cooper Cos, Inc	356,937
163	*	Corvel Corp	33,904
1,718	*	Covetrus, Inc	34,308
544	*	Cross Country Healthcare, Inc	15,101
480	*	CryoLife, Inc	9,768
670	*	CryoPort, Inc	39,644
279	*	Cutera, Inc	11,528
22,756		CVS Health Corp	2,347,509
466	*	CytoSorbents Corp	1,953
271	*,e	DarioHealth Corp	3,515
1,253	*	DaVita, Inc	142,541
3,840		Dentsply Sirona, Inc	214,234
1,662	*	DexCom, Inc	892,411
10,746	*	Edwards Lifesciences Corp	1,392,144
1,608		Encompass Health Corp	104,938
981		Ensign Group, Inc	82,365
2,830	*	Envista Holdings Corp	127,520
1,209	*	Evolent Health, Inc	33,453
1,609	*	Figs, Inc	44,344
364	*	Forian, Inc	3,283
350	*,e	Fulgent Genetics, Inc	35,207
710	*	Glaukos Corp	31,552
1,419	*	Globus Medical, Inc	102,452
1,534	*	Guardant Health, Inc	153,431
886	*	Haemonetics Corp	46,993
636	*	Hanger Inc	11,531
4,251		HCA Healthcare, Inc	1,092,167
737	*	Health Catalyst, Inc	29,200
1,338	*	HealthEquity, Inc	59,193
399	*	HealthStream, Inc	10,518
2,530	*	Henry Schein, Inc	196,151
136	*	Heska Corp	24,819
4,432	*	Hologic, Inc	339,314
2,243		Humana, Inc	1,040,438
352	*	iCAD, Inc	2,534
362	*	ICU Medical, Inc	85,917
1,474	*	IDEXX Laboratories, Inc	970,570
555	*	Inari Medical, Inc	50,655
655	*	InfuSystem Holdings, Inc	11,155
200	*	Innovage Holding Corp	1,000
301	*	Inogen, Inc	10,234
439	*	Inspire Medical Systems, Inc	100,996
1,123	*	Insulet Corp	298,797
572	*	Integer Holding Corp	48,957
1,378	*	Integra LifeSciences Holdings Corp	92,312
639	*	Intersect ENT, Inc	17,451
6,117	*	Intuitive Surgical, Inc	2,197,838
733	*	Invacare Corp	1,994
96	*	iRadimed Corp	4,436
477	*	iRhythm Technologies, Inc	56,138
229	*	Joint Corp	15,043
1,675	*	Laboratory Corp of America Holdings	526,302
1,098	*	Lantheus Holdings, Inc	31,721
236		LeMaitre Vascular, Inc	11,854
528	*	LHC Group, Inc	72,457
433	*	LifeStance Health Group, Inc	4,122

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

892	*	LivaNova plc	$77,988
426	*	Magellan Health Services, Inc	40,466
849	*	Masimo Corp	248,570
2,689		McKesson Corp	668,405
1,431	*	MEDNAX, Inc	38,938
23,159		Medtronic plc	2,395,799
646	*	Meridian Bioscience, Inc	13,178
985	*	Merit Medical Systems, Inc	61,366
49		Mesa Laboratories, Inc	16,076
199	*	ModivCare, Inc	29,510
1,021	*	Molina Healthcare, Inc	324,760
4,354	*,e	Multiplan Corp	19,288
957	*,e	NantHealth, Inc	1,010
173		National Healthcare Corp	11,754
208		National Research Corp	8,636
500	*	Natus Medical, Inc	11,865
2,042	*	Neogen Corp	92,727
444	*	Neuronetics, Inc	1,980
105	*	NeuroPace, Inc	1,058
613	*	Nevro Corp	49,696
818	*	NextGen Healthcare, Inc	14,552
1,767	*	Novocure Ltd	132,666
959	*	NuVasive, Inc	50,328
1,717	*	Oak Street Health, Inc	56,901
758	*	Omnicell, Inc	136,774
2,231	*	Ontrak, Inc	14,033
366	*	OptimizeRx Corp	22,732
2,403	*	Option Care Health, Inc	68,341
1,144	*	OraSure Technologies, Inc	9,941
1,546	*	Ortho Clinical Diagnostics Holdings plc	33,069
267	*	Orthofix Medical Inc	8,301
333	*	OrthoPediatrics Corp	19,933
742	*	Outset Medical, Inc	34,199
1,223		Owens & Minor, Inc	53,201
1,530		Patterson Cos, Inc	44,906
1,340	*,e	PAVmed, Inc	3,296
524	*	Pennant Group, Inc	12,094
597	*	Penumbra, Inc	171,530
419	*,e	PetIQ, Inc	9,516
771	*	Phreesia, Inc	32,120
2,070		Premier, Inc	85,222
226	*	Privia Health Group, Inc	5,847
1,032	*	Progyny, Inc	51,961
398	*,e	Pulmonx Corp	12,764
245	*,e	Pulse Biosciences, Inc	3,628
2,123		Quest Diagnostics, Inc	367,300
665	*	Quidel Corp	89,768
6,754	*	Quotient Ltd	17,493
2,103	*	R1 RCM, Inc	53,605
689	*	RadNet, Inc	20,746
2,507		Resmed, Inc	653,023
379	*,e	Retractable Technologies, Inc	2,626
771	*	Schrodinger, Inc	26,854
496	*	SeaSpine Holdings Corp	6,756
1,678		Select Medical Holdings Corp	49,333
7,206	*,e	Senseonics Holdings, Inc	19,240
406	*	Sharps Compliance Corp	2,895
594	*	Shockwave Medical Inc	105,928
442	*	SI-BONE, Inc	9,817
1,519	*	Sientra, Inc	5,575
106	*	Sight Sciences, Inc	1,862
937	*	Signify Health, Inc	13,324
548	*	Silk Road Medical Inc	23,350
227	e	Simulations Plus, Inc	10,737
948	*,e	SOC Telemed, Inc	1,213
793	*	Staar Surgical Co	72,401

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

772	*	Stereotaxis, Inc	$4,786
1,501		STERIS plc	365,358
6,017		Stryker Corp	1,609,066
509	*	Surgery Partners, Inc	27,186
300	*	SurModics, Inc	14,445
363	*	Tabula Rasa HealthCare, Inc	5,445
280	*	Tactile Systems Technology, Inc	5,328
416	*	Talis Biomedical Corp	1,668
1,069	*	Tandem Diabetes Care, Inc	160,906
2,553	*	Teladoc, Inc	234,416
818		Teleflex, Inc	268,697
1,754	*	Tenet Healthcare Corp	143,284
668	*	Tivity Health, Inc	17,662
436	*	Transmedics Group, Inc	8,354
86	*	Treace Medical Concepts, Inc	1,603
378	*	Triple-S Management Corp (Class B)	13,487
16,227		UnitedHealth Group, Inc	8,148,226
1,309		Universal Health Services, Inc (Class B)	169,725
187		US Physical Therapy, Inc	17,868
80		Utah Medical Products, Inc	8,000
344	*	Vapotherm, Inc	7,124
587	*	Varex Imaging Corp	18,520
2,386	*	Veeva Systems, Inc	609,575
615	*	Viemed Healthcare, Inc	3,210
2,186	*	ViewRay, Inc	12,045
433	*	Vocera Communications, Inc	28,076
3,636		Zimmer Biomet Holdings, Inc	461,917
341	*,e	Zynex Inc	3,400

		TOTAL HEALTH CARE EQUIPMENT & SERVICES	47,708,725

HOUSEHOLD & PERSONAL PRODUCTS - 1.4%
1,194	*,e	Beauty Health Co	28,847
722	*	BellRing Brands, Inc	20,599
160	*	Central Garden & Pet Co	8,421
580	*	Central Garden and Pet Co (Class A)	27,753
4,374		Church & Dwight Co, Inc	448,335
2,176		Clorox Co	379,407
14,485		Colgate-Palmolive Co	1,236,150
5,109	*	Coty, Inc	53,645
893		Edgewell Personal Care Co	40,819
620	*	elf Beauty, Inc	20,590
1,154		Energizer Holdings, Inc	46,275
3,958		Estee Lauder Cos (Class A)	1,465,252
1,810	*	Herbalife Nutrition Ltd	74,083
1,244	*,e	Honest Co, Inc	10,064
253		Inter Parfums, Inc	27,046
5,851		Kimberly-Clark Corp	836,225
188		Medifast, Inc	39,373
140		Nature’s Sunshine Products, Inc	2,590
938		Nu Skin Enterprises, Inc (Class A)	47,604
80		Oil-Dri Corp of America	2,618
387	*	Olaplex Holdings, Inc	11,273
41,730		Procter & Gamble Co	6,826,193
185	*	Revlon, Inc (Class A)	2,098
871		Reynolds Consumer Products, Inc	27,349
775		Spectrum Brands Holdings, Inc	78,833
180	*	USANA Health Sciences, Inc	18,216
909	*	Veru, Inc	5,354
266		WD-40 Co	65,074

		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	11,850,086

INSURANCE - 2.0%
11,433		Aflac, Inc	667,573
243	*	Alleghany Corp	162,224

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

5,078		Allstate Corp	$597,427
699	*	AMBAC Financial Group, Inc	11,219
1,557		American Equity Investment Life Holding Co	60,598
1,232		American Financial Group, Inc	169,178
14,436		American International Group, Inc	820,831
98		American National Group, Inc	18,506
299		Amerisafe, Inc	16,095
3,787		Aon plc	1,138,221
6,572	*	Arch Capital Group Ltd	292,125
509		Argo Group International Holdings Ltd	29,578
3,361		Arthur J. Gallagher & Co	570,261
1,059		Assurant, Inc	165,056
1,346		Assured Guaranty Ltd	67,569
1,798	*	Athene Holding Ltd	149,827
1,509		Axis Capital Holdings Ltd	82,195
1,632	*	Brighthouse Financial, Inc	84,538
4,148		Brown & Brown, Inc	291,521
696	*	BRP Group, Inc	25,133
7,436		Chubb Ltd	1,437,453
2,630		Cincinnati Financial Corp	299,636
712	*	Citizens, Inc (Class A)	3,781
261		CNA Financial Corp	11,505
2,635		Conseco, Inc	62,818
143		Donegal Group, Inc (Class A)	2,044
494	*	eHealth, Inc	12,597
488		Employers Holdings, Inc	20,193
247	*	Enstar Group Ltd	61,155
436		Erie Indemnity Co (Class A)	84,000
667		Everest Re Group Ltd	182,705
4,737		Fidelity National Financial Inc	247,177
1,893		First American Financial Corp	148,089
8,098	*	Genworth Financial, Inc (Class A)	32,797
1,709		Globe Life, Inc	160,168
727	*	GoHealth, Inc	2,755
286		Goosehead Insurance, Inc	37,203
463	*	Greenlight Capital Re Ltd (Class A)	3,630
724		Hanover Insurance Group, Inc	94,887
6,027		Hartford Financial Services Group, Inc	416,104
121		HCI Group, Inc	10,108
362		Heritage Insurance Holdings, Inc	2,129
637		Horace Mann Educators Corp	24,652
90		Independence Holding Co	5,101
23		Investors Title Co	4,534
648		James River Group Holdings Ltd	18,669
1,193		Kemper Corp	70,137
347		Kinsale Capital Group, Inc	82,548
657	*,e	Lemonade, Inc	27,666
3,389		Lincoln National Corp	231,333
3,801		Loews Corp	219,546
1,108	*	Maiden Holdings Ltd	3,391
235	*	Markel Corp	289,990
8,766		Marsh & McLennan Cos, Inc	1,523,706
1,532	*	MBIA, Inc	24,190
429		Mercury General Corp	22,763
12,489		Metlife, Inc	780,438
563	*	MetroMile, Inc	1,233
35		National Western Life Group, Inc	7,505
158	*	NI Holdings, Inc	2,988
5,185		Old Republic International Corp	127,447
391	*	Palomar Holdings, Inc	25,325
727		Primerica, Inc	111,427
4,803		Principal Financial Group	347,401
820		ProAssurance Corp	20,746
10,129		Progressive Corp	1,039,742
6,732		Prudential Financial, Inc	728,672
1,153		Reinsurance Group of America, Inc (Class A)	126,242
834		RenaissanceRe Holdings Ltd	141,221
600		RLI Corp	67,260

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

227		Safety Insurance Group, Inc	$19,302
1,030		Selective Insurance Group, Inc	84,398
2,285	*	Selectquote, Inc	20,702
1,153	*	SiriusPoint Ltd	9,374
243		State Auto Financial Corp	12,561
351		Stewart Information Services Corp	27,985
433		Tiptree Inc	5,988
4,340		Travelers Cos, Inc	678,906
236	*	Trean Insurance Group, Inc	2,103
628	*	Trupanion, Inc	82,915
338		United Fire Group Inc	7,838
255		United Insurance Holdings Corp	1,107
503		Universal Insurance Holdings, Inc	8,551
3,600		Unum Group	88,452
2,471		W.R. Berkley Corp	203,586
56		White Mountains Insurance Group Ltd	56,778
2,149		Willis Towers Watson plc	510,366

		TOTAL INSURANCE	16,649,394

MATERIALS - 2.4%
461		AdvanSix, Inc	21,782
3,809		Air Products & Chemicals, Inc	1,158,926
2,036		Albemarle Corp	475,956
3,306		Alcoa Corp	196,971
2,222	*	Allegheny Technologies, Inc	35,396
26,906		Amcor plc	323,141
429		American Vanguard Corp	7,031
2,855	*,e	Amyris, Inc	15,446
1,121		Aptargroup, Inc	137,300
1,763	*	Arconic Corp	58,197
271		Ardagh Group S.A.	6,118
1,015		Ashland Global Holdings, Inc	109,275
1,462		Avery Dennison Corp	316,625
1,490		Avient Corp	83,365
3,718	*	Axalta Coating Systems Ltd	123,140
605		Balchem Corp	102,003
5,614		Ball Corp	540,460
2,289	*	Berry Global Group, Inc	168,882
953		Cabot Corp	53,559
799		Carpenter Technology Corp	23,323
1,973		Celanese Corp (Series A)	331,582
831	*	Century Aluminum Co	13,761
3,807		CF Industries Holdings, Inc	269,459
111		Chase Corp	11,051
2,911		Chemours Co	97,693
261	*	Clearwater Paper Corp	9,571
7,702	*	Cleveland-Cliffs, Inc	167,673
4,597	*	Coeur Mining, Inc	23,169
1,801		Commercial Metals Co	65,358
532		Compass Minerals International, Inc	27,175
1,802	*	Constellium SE	32,274
12,838		Corteva, Inc	606,981
2,206		Crown Holdings, Inc	244,028
1,148	*,e	Danimer Scientific, Inc	9,781
987	*	Diversey Holdings Ltd	13,137
12,887		Dow, Inc	730,951
9,072		DuPont de Nemours, Inc	732,836
734		Eagle Materials, Inc	122,182
2,397		Eastman Chemical Co	289,821
4,289		Ecolab, Inc	1,006,157
3,499		Element Solutions, Inc	84,956
1,255	*	Ferro Corp	27,397
1,000	*,†	Ferroglobe plc	0
2,262		FMC Corp	248,571
325	*	Forterra, Inc	7,728
25,426		Freeport-McMoRan, Inc (Class B)	1,061,027

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

400		FutureFuel Corp	$3,056
537	*	Gatos Silver, Inc	5,574
1,119	*	GCP Applied Technologies, Inc	35,428
658		Glatfelter Corp	11,318
4,828		Graphic Packaging Holding Co	94,146
395		Greif, Inc (Class A)	23,846
87		Greif, Inc (Class B)	5,201
784		H.B. Fuller Co	63,504
284		Hawkins, Inc	11,204
193		Haynes International, Inc	7,784
9,435		Hecla Mining Co	49,251
3,508		Huntsman Corp	122,359
749	*	Ingevity Corp	53,703
373		Innospec, Inc	33,697
4,277		International Flavors & Fragrances, Inc	644,330
6,818		International Paper Co	320,310
149	*	Intrepid Potash, Inc	6,367
261		Kaiser Aluminum Corp	24,518
315	*	Koppers Holdings, Inc	9,859
468	*	Kraton Corp	21,678
357		Kronos Worldwide, Inc	5,359
2,677	*	Livent Corp	65,265
1,710		Louisiana-Pacific Corp	133,979
4,456		LyondellBasell Industries NV	410,977
2,371	*	Marrone Bio Innovations, Inc	1,708
1,074		Martin Marietta Materials, Inc	473,118
300		Materion Corp	27,582
741		Minerals Technologies, Inc	54,204
6,067		Mosaic Co	238,372
1,223	*,e	MP Materials Corp	55,549
371		Myers Industries, Inc	7,424
257		Neenah Inc	11,894
131		NewMarket Corp	44,896
13,897		Newmont Goldcorp Corp	861,892
3,868	*	Novagold Resources Inc	26,534
5,023		Nucor Corp	573,375
2,868	*	O-I Glass, Inc	34,502
2,510		Olin Corp	144,375
163		Olympic Steel, Inc	3,831
1,050	*	Orion Engineered Carbons SA	19,278
1,669		Packaging Corp of America	227,234
499		Pactiv Evergreen, Inc	6,327
593	*	Perpetua Resources Corp	2,817
632	*	PolyMet Mining Corp	1,580
4,093		PPG Industries, Inc	705,797
868		PQ Group Holdings, Inc	8,888
455	*,e	PureCycle Technologies, Inc	4,354
201		Quaker Chemical Corp	46,387
564	*	Ranpak Holdings Corp	21,195
877	*	Rayonier Advanced Materials, Inc	5,008
1,096		Reliance Steel & Aluminum Co	177,793
1,158		Royal Gold, Inc	121,833
2,211		RPM International, Inc	223,311
272		Ryerson Holding Corp	7,086
421		Schnitzer Steel Industries, Inc (Class A)	21,858
670		Schweitzer-Mauduit International, Inc	20,033
716		Scotts Miracle-Gro Co (Class A)	115,276
2,697		Sealed Air Corp	181,967
804		Sensient Technologies Corp	80,448
4,215		Sherwin-Williams Co	1,484,354
1,204		Silgan Holdings, Inc	51,579
1,617		Sonoco Products Co	93,608
1,339		Southern Copper Corp	82,630
3,510		Steel Dynamics, Inc	217,866
410		Stepan Co	50,959
1,996	*	Summit Materials, Inc	80,119

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

1,010		SunCoke Energy, Inc	$6,656
619	*	Sylvamo Corp	17,264
717	*	TimkenSteel Corp	11,831
394		Tredegar Corp	4,657
716		Trimas Corp	26,492
733		Trinseo plc	38,453
1,767		Tronox Holdings plc	42,461
159	*	UFP Technologies, Inc	11,171
30		United States Lime & Minerals, Inc	3,871
4,509		United States Steel Corp	107,359
3,271		Valvoline, Inc	121,976
915		Verso Corp	24,723
2,283		Vulcan Materials Co	473,905
1,163		Warrior Met Coal, Inc	29,901
559		Westlake Chemical Corp	54,296
4,647		WestRock Co	206,141
702		Worthington Industries, Inc	38,371
239	*	Zymergen, Inc	1,599

		TOTAL MATERIALS	20,193,896

MEDIA & ENTERTAINMENT - 8.0%
13,441		Activision Blizzard, Inc	894,230
988	*	Advantage Solutions, Inc	7,924
5,197	*	Alphabet, Inc (Class A)	15,055,917
4,849	*	Alphabet, Inc (Class C)	14,031,018
3,867	*	Altice USA, Inc	62,568
8,836	*	AMC Entertainment Holdings, Inc	240,339
543	*	AMC Networks, Inc	18,701
380	*	Boston Omaha Corp	10,917
89		Cable One, Inc	156,947
544	*	Cardlytics, Inc	35,953
1,488	*	Cargurus, Inc	50,056
1,131	*	Cars.com, Inc	18,198
2,177	*	Charter Communications, Inc	1,419,339
223	*	Chicken Soup For The Soul Entertainment, Inc	3,086
2,021	*	Cinemark Holdings, Inc	32,579
6,287	*	Clear Channel	20,810
78,732		Comcast Corp (Class A)	3,962,582
1,359	*	comScore, Inc	4,539
478	*	CuriosityStream, Inc	2,835
17	*	Daily Journal Corp	6,064
2,851	*,e	Discovery, Inc (Class A)	67,113
5,535	*	Discovery, Inc (Class C)	126,751
4,043	*	DISH Network Corp (Class A)	131,155
5,016		Electronic Arts, Inc	661,610
235	*	Emerald Holding, Inc	933
2,184	*	Entercom Communications Corp	5,613
1,005		Entravision Communications Corp (Class A)	6,814
1,205	*	Eventbrite Inc	21,015
249	*	EverQuote Inc	3,899
916	*	EW Scripps Co (Class A)	17,725
1,809	*	Fluent, Inc	3,600
5,682		Fox Corp (Class A)	209,666
2,830		Fox Corp (Class B)	96,984
2,993	*,e	fuboTV, Inc	46,451
2,328	*	Gannett Co, Inc	12,408
1,547		Gray Television, Inc	31,188
248	*	Hemisphere Media Group, Inc	1,803
1,354	*	IAC	176,981
1,779	*	iHeartMedia, Inc	37,430
902	*	Imax Corp	16,092
7,004		Interpublic Group of Cos, Inc	262,300
693		John Wiley & Sons, Inc (Class A)	39,688
170	*	Liberty Braves Group (Class A)	4,887
525	*	Liberty Braves Group (Class C)	14,753

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

471	*	Liberty Broadband Corp (Class A)	$75,784
2,522	*	Liberty Broadband Corp (Class C)	406,294
398	*	Liberty Media Group (Class A)	23,617
3,453	*	Liberty Media Group (Class C)	218,368
1,463	*	Liberty SiriusXM Group (Class A)	74,394
2,909	*	Liberty SiriusXM Group (Class C)	147,923
1,108	*	Liberty TripAdvisor Holdings, Inc	2,404
786	*	Lions Gate Entertainment Corp (Class A)	13,079
1,776	*	Lions Gate Entertainment Corp (Class B)	27,333
2,349	*	Live Nation, Inc	281,152
1,119	*	LiveOne, Inc	1,432
331	*	Loyalty Ventures, Inc	9,953
336	*	Madison Square Garden Co	58,373
496	*	Madison Square Garden Entertainment Corp	34,889
2,210	*	Magnite, Inc	38,675
294	*,e	Marcus Corp	5,251
4,704	*	Match Group, Inc	622,104
329	*	MediaAlpha, Inc	5,080
40,891	*	Meta Platforms, Inc	13,753,688
970		National CineMedia, Inc	2,726
7,463	*	Netflix, Inc	4,496,010
2,867		New York Times Co (Class A)	138,476
6,379		News Corp (Class A)	142,315
1,884		News Corp (Class B)	42,390
706		Nexstar Media Group Inc	106,592
3,770		Omnicom Group, Inc	276,228
9,478	*	Pinterest, Inc	344,525
1,555	*	Playtika Holding Corp	26,886
1,085	*	QuinStreet, Inc	19,736
1,990	*	Roku, Inc	454,118
438		Scholastic Corp	17,502
1,071		Sinclair Broadcast Group, Inc (Class A)	28,307
16,255	e	Sirius XM Holdings, Inc	103,219
6,587	*,e	Skillz, Inc	49,007
2,335	*	Spotify Technology S.A.	546,460
1,314	*	Stagwell, Inc	11,392
2,011	*	Take-Two Interactive Software, Inc	357,395
378	*	TechTarget, Inc	36,159
4,056		TEGNA, Inc	75,279
96	*	Thryv Holdings, Inc	3,948
1,758	*	TripAdvisor, Inc	47,923
1,632	*	TrueCar, Inc	5,549
13,541	*	Twitter, Inc	585,242
89		ViacomCBS, Inc (Class A)	2,970
9,969		ViacomCBS, Inc (Class B)	300,864
2,350	*	Vimeo, Inc	42,206
31,363	*	Walt Disney Co	4,857,815
736	*	WideOpenWest, Inc	15,839
825		World Wrestling Entertainment, Inc (Class A)	40,706
1,209	*	Yelp, Inc	43,814
795	*	Ziff Davis Inc	88,134
16,643	*	Zynga, Inc	106,515

		TOTAL MEDIA & ENTERTAINMENT	67,247,501

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 7.6%
1,433	*	10X Genomics, Inc	213,460
381	*	2seventy bio, Inc	9,765
359	*	4D Molecular Therapeutics, Inc	7,876
194	*	89bio, Inc	2,536
4,288	*	9 Meters Biopharma, Inc	4,197
30,505		AbbVie, Inc	4,130,377
2,077	*	Acadia Pharmaceuticals, Inc	48,477
724	*,e	Aclaris Therapeutics, Inc	10,527
316	*	Adagio Therapeutics, Inc	2,294
1,866	*	Adaptive Biotechnologies Corp	52,360
441	*,e	Adicet Bio, Inc	7,713
1,303	*	Adverum Biotechnologies, Inc	2,293

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

1,425	*	Aeglea BioTherapeutics, Inc	$6,769
702	*	Aerie Pharmaceuticals, Inc	4,928
190	*	Aerovate Therapeutics, Inc	2,240
1,962	*	Affimed NV	10,830
3,353	*	Agenus, Inc	10,797
5,321		Agilent Technologies, Inc	849,498
1,081	*	Agios Pharmaceuticals, Inc	35,532
2,414	*	Akebia Therapeutics, Inc	5,456
423	*	Akero Therapeutics, Inc	8,946
504	*	Akouos, Inc	4,284
144	*	Akoya Biosciences, Inc	2,205
275	*	Albireo Pharma, Inc	6,405
1,801	*,†	Alder Biopharmaceuticals Inc	1,585
834	*	Aldeyra Therapeutics, Inc	3,336
1,021	*	Alector, Inc	21,084
346	*	Aligos Therapeutics, Inc	4,107
2,871	*	Alkermes plc	66,779
573	*	Allakos, Inc	5,610
1,075	*	Allogene Therapeutics, Inc	16,039
492	*	Allovir, Inc	6,366
2,045	*	Alnylam Pharmaceuticals, Inc	346,791
260	*	Alpine Immune Sciences, Inc	3,601
603	*	Altimmune, Inc	5,523
308	*	ALX Oncology Holdings, Inc	6,619
9,807		Amgen, Inc	2,206,281
4,499	*	Amicus Therapeutics, Inc	51,963
2,013	*	Amneal Pharmaceuticals, Inc	9,642
552	*	Amphastar Pharmaceuticals, Inc	12,856
3,352	*	Ampio Pharmaceuticals, Inc	1,911
305	*	AnaptysBio, Inc	10,599
1,126	*,e	Anavex Life Sciences Corp	19,525
427	*	Angion Biomedica Corp	1,238
121	*	ANI Pharmaceuticals, Inc	5,576
216	*	Anika Therapeutics, Inc	7,739
532	*	Annexon, Inc	6,113
2,249	*	Antares Pharma, Inc	8,029
1,139	*	Apellis Pharmaceuticals, Inc	53,852
432	*	Applied Molecular Transport, Inc	6,039
349	*	Applied Therapeutics, Inc	3,124
953	*	AquaBounty Technologies, Inc	2,001
1,513	*	Arbutus Biopharma Corp	5,886
365	*	Arcturus Therapeutics Holdings, Inc	13,509
799	*	Arcus Biosciences, Inc	32,336
453	*	Arcutis Biotherapeutics, Inc	9,395
1,294	*	Ardelyx, Inc	1,423
994	*	Arena Pharmaceuticals, Inc	92,382
1,723	*	Arrowhead Pharmaceuticals Inc	114,235
739	*	Arvinas, Inc	60,701
1,368	*	Atara Biotherapeutics, Inc	21,560
1,067	*	Atea Pharmaceuticals, Inc	9,539
1,288	*,e	Athenex, Inc	1,752
3,715	*,e	Athersys, Inc	3,353
550	*,e	Athira Pharma, Inc	7,166
2,104	*	Atossa Therapeutics, Inc	3,366
621	*,e	Atreca, Inc	1,882
1,640	*	Avalo Therapeutics, Inc	2,788
9,711	*	Avantor, Inc	409,222
989	*	Avid Bioservices, Inc	28,859
685	*	Avidity Biosciences, Inc	16,282
421	*	Avita Medical, Inc	5,044
621	*	Avrobio, Inc	2,391
493	*,e	Axsome Therapeutics, Inc	18,626
847	*	Beam Therapeutics, Inc	67,497
793	*	Berkeley Lights, Inc	14,417
459	*,e	Beyondspring Inc	2,079
201	*	BioAtla, Inc	3,946

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

2,996	*	BioCryst Pharmaceuticals, Inc	$41,495
1,476	*	BioDelivery Sciences International, Inc	4,576
2,573	*	Biogen, Inc	617,314
909	*	Biohaven Pharmaceutical Holding Co Ltd	125,269
3,224	*	BioMarin Pharmaceutical, Inc	284,840
178	*,e	Biomea Fusion, Inc	1,326
4,860	*	Bionano Genomics, Inc	14,531
379	*	Bio-Rad Laboratories, Inc (Class A)	286,361
657		Bio-Techne Corp	339,892
830	*	Bioxcel Therapeutics Inc	16,874
397	*	Black Diamond Therapeutics, Inc	2,116
1,143	*	Bluebird Bio, Inc	11,419
957	*	Blueprint Medicines Corp	102,504
220	*,e	Bolt Biotherapeutics, Inc	1,078
1,858	*	Bridgebio Pharma, Inc	30,991
38,496		Bristol-Myers Squibb Co	2,400,226
2,908	*,e	Brooklyn ImmunoTherapeutics, Inc	12,126
1,641		Bruker BioSciences Corp	137,696
647	*	C4 Therapeutics, Inc	20,833
679	*	Cara Therapeutics, Inc	8,270
667	*	Cardiff Oncology, Inc	4,009
831	*	CareDx, Inc	37,794
291	*	Caribou Biosciences, Inc	4,391
656	*,e	Cassava Sciences, Inc	28,667
2,822	*	Catalent, Inc	361,301
2,895	*	Catalyst Pharmaceuticals, Inc	19,599
154	*	Celcuity, Inc	2,031
777	*	Celldex Therapeutics, Inc	30,023
636	*,e	CEL-SCI Corp	4,516
172	*	Century Therapeutics, Inc	2,728
631	*	Cerevel Therapeutics Holdings, Inc	20,457
837	*	Charles River Laboratories International, Inc	315,365
823	*	ChemoCentryx, Inc	29,965
1,268	*	Chimerix, Inc	8,153
854	*	Chinook Therapeutics, Inc	13,929
1,076	*	ChromaDex Corp	4,024
2,060	*,e	Citius Pharmaceuticals, Inc	3,172
423	*,e	Clene, Inc	1,734
6,203	*,e	Clovis Oncology, Inc	16,810
970	*	Codexis, Inc	30,332
280	*	Codiak Biosciences, Inc	3,119
654	*	Cogent Biosciences, Inc	5,611
1,104	*	Coherus Biosciences, Inc	17,620
773	*	Collegium Pharmaceutical, Inc	14,440
1,983	*	Corcept Therapeutics, Inc	39,263
1,038	*	CorMedix Inc	4,723
410	*,e	Cortexyme Inc	5,174
605	*	Crinetics Pharmaceuticals, Inc	17,188
707	*	Cue Biopharma, Inc	7,996
427	*,e	Cullinan Oncology, Inc	6,589
904	*,e	CureVac NV	31,016
1,483	*	Curis, Inc	7,059
1,534	*	Cymabay Therapeutics, Inc	5,185
146	*	Cyteir Therapeutics, Inc	1,660
202	*	Cytek Biosciences, Inc	3,297
1,303	*	Cytokinetics, Inc	59,391
1,181	*	CytomX Therapeutics, Inc	5,114
10,967		Danaher Corp	3,608,253
169	*,e	Day One Biopharmaceuticals, Inc	2,848
610	*	Deciphera Pharmaceuticals, Inc	5,960
1,553	*	Denali Therapeutics, Inc	69,264
1,142	*,e	DermTech, Inc	18,044
203	*	Design Therapeutics, Inc	4,346
3,554	*	Durect Corp	3,504
1,710	*,e	Dynavax Technologies Corp	24,060
549	*	Dyne Therapeutics, Inc	6,528

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

122	*	Eagle Pharmaceuticals, Inc	$6,212
135	*	Edgewise Therapeutics, Inc	2,063
1,182	*	Editas Medicine, Inc	31,382
426	*	Eiger BioPharmaceuticals, Inc	2,211
7,744	*	Elanco Animal Health, Inc	219,775
14,681		Eli Lilly & Co	4,055,186
788	*	Emergent Biosolutions, Inc	34,254
232	*	Enanta Pharmaceuticals, Inc	17,349
1,795	*	Epizyme, Inc	4,487
297	*	Erasca, Inc	4,627
495	*,e	Esperion Thereapeutics, Inc	2,475
2,030	*,e	Evelo Biosciences, Inc	12,322
533	*	Evolus, Inc	3,470
2,917	*	Exact Sciences Corp	227,030
303	*	Exagen, Inc	3,524
5,221	*	Exelixis, Inc	95,440
468	*	EyePoint Pharmaceuticals, Inc	5,728
1,343	*	Fate Therapeutics, Inc	78,579
1,457	*	FibroGen, Inc	20,544
152	*	Finch Therapeutics Group, Inc	1,515
1,214	*	Fluidigm Corp	4,759
410	*,e	Foghorn Therapeutics, Inc	9,377
588	*	Forma Therapeutics Holdings, Inc	8,361
204	*,e	Forte Biosciences, Inc	437
2,167	*	Fortress Biotech, Inc	5,417
708	*	Frequency Therapeutics, Inc	3,632
532	*	Fulcrum Therapeutics, Inc	9,411
626	*,e	G1 Therapeutics, Inc	6,391
436	*,e	Gemini Therapeutics, Inc	1,269
744	*	Generation Bio Co	5,268
6,579	*,e	Geron Corp	8,026
21,663		Gilead Sciences, Inc	1,572,950
1,063	*	Global Blood Therapeutics, Inc	31,114
1,085	*	Gossamer Bio, Inc	12,271
266	*	Graphite Bio, Inc	3,306
73	*	Greenwich Lifesciences, Inc	1,776
815	*	Gritstone Oncology, Inc	10,481
453	*	GT Biopharma, Inc	1,382
2,341	*	Halozyme Therapeutics, Inc	94,132
321	*	Harmony Biosciences Holdings, Inc	13,687
2,017	*	Harpoon Therapeutics, Inc	15,228
676	*	Harvard Bioscience, Inc	4,766
1,529	*,e	Heron Therapeutics, Inc	13,960
600	*	Homology Medicines, Inc	2,184
354	*	Hookipa Pharma, Inc	825
3,662	*	Horizon Therapeutics Plc	394,617
3,674	*,e	Humanigen, Inc	13,667
3,929	*,e	iBio, Inc	2,157
205	*	Icosavax, Inc	4,690
482	*	Ideaya Biosciences, Inc	11,394
125	*	IGM Biosciences, Inc	3,666
148	*,e	Ikena Oncology, Inc	1,856
2,533	*	Illumina, Inc	963,655
168	*	Imago Biosciences, Inc	3,983
135	*	Immuneering Corp	2,183
412	*	Immunic, Inc	3,943
3,232	*	ImmunityBio, Inc	19,651
3,250	*	Immunogen, Inc	24,115
609	*	Immunovant, Inc	5,189
3,290	*	Incyte Corp	241,486
1,688	*	Infinity Pharmaceuticals, Inc	3,798
477	*	Inhibrx, Inc	20,831
1,186	*	Innoviva, Inc	20,458
232	*	Inotiv, Inc	9,760
3,572	*	Inovio Pharmaceuticals, Inc	17,824
326	*	Inozyme Pharma, Inc	2,223

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

1,788	*	Insmed, Inc	$48,705
313	*,e	Instil Bio, Inc	5,355
1,173	*	Intellia Therapeutics, Inc	138,696
554	*,e	Intercept Pharmaceuticals, Inc	9,025
1,142	*	Intra-Cellular Therapies, Inc	59,772
3,382	*	Invitae Corp	51,643
2,335	*	Ionis Pharmaceuticals, Inc	71,054
2,420	*	Iovance Biotherapeutics, Inc	46,198
3,321	*	IQVIA Holdings, Inc	936,987
2,735	*	Ironwood Pharmaceuticals, Inc	31,890
343	*	iTeos Therapeutics, Inc	15,970
1,613	*	IVERIC bio, Inc	26,969
205	*,e	Janux Therapeutics, Inc	4,045
1,000	*	Jazz Pharmaceuticals plc	127,400
45,433		Johnson & Johnson	7,772,223
745	*	Jounce Therapeutics, Inc	6,221
9,432	*,e	Kala Pharmaceuticals, Inc	11,413
420	*,e	Kaleido Biosciences Inc	1,004
390	*	KalVista Pharmaceuticals Inc	5,160
364	*	Karuna Therapeutics, Inc	47,684
1,306	*	Karyopharm Therapeutics, Inc	8,398
505	*,e	KemPharm, Inc	4,399
226	*	Keros Therapeutics, Inc	13,223
1,049	*	Kezar Life Sciences, Inc	17,539
561	*	Kiniksa Pharmaceuticals Ltd	6,603
421	*,e	Kinnate Biopharma, Inc	7,460
557	*	Kodiak Sciences, Inc	47,222
693	*,e	Kronos Bio, Inc	9,418
313	*	Krystal Biotech Inc	21,894
1,038	*	Kura Oncology, Inc	14,532
584	*	Kymera Therapeutics, Inc	37,078
1,227	*	Lexicon Pharmaceuticals, Inc	4,834
305	*	Ligand Pharmaceuticals, Inc (Class B)	47,110
2,254	*	Lineage Cell Therapeutics, Inc	5,522
260	*,e	Lyell Immunopharma, Inc	2,012
985	*	MacroGenics, Inc	15,809
152	*	Madrigal Pharmaceuticals, Inc	12,880
395	*	Magenta Therapeutics, Inc	1,750
4,140	*,e	MannKind Corp	18,092
1,760	*	Maravai LifeSciences Holdings, Inc	73,744
693	*,e	Marinus Pharmaceuticals, Inc	8,233
1,600	*	MaxCyte, Inc	16,304
535	*	Medpace Holdings, Inc	116,437
1,875	*	MEI Pharma, Inc	5,006
520	*	MeiraGTx Holdings plc	12,345
43,664		Merck & Co, Inc	3,346,409
1,159	*	Mersana Therapeutics, Inc	7,209
402	*	Mettler-Toledo International, Inc	682,278
1,942	*	MiMedx Group, Inc	11,730
5,436	*	Mind Medicine MindMed, Inc	7,502
707	*	Mirati Therapeutics, Inc	103,710
5,848	*	Moderna, Inc	1,485,275
512	*	Molecular Templates, Inc	2,007
176	*	Monte Rosa Therapeutics, Inc	3,594
337	*	Morphic Holding, Inc	15,967
2,333	*	Mustang Bio, Inc	3,873
1,296	*	Myriad Genetics, Inc	35,770
771	*	NanoString Technologies, Inc	32,559
1,394	*	Natera, Inc	130,186
3,021	*	Nektar Therapeutics	40,814
1,811	*	NeoGenomics, Inc	61,791
3,023	*	Neoleukin Therapeutics, Inc	14,571
1,620	*	Neurocrine Biosciences, Inc	137,975
182	*	NexImmune, Inc	839
443	*	NGM Biopharmaceuticals Inc	7,846
341	*	Nkarta, Inc	5,234

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

1,338	*,e	Novavax, Inc	$191,428
559	*	Nurix Therapeutics, Inc	16,183
160	*	Nuvalent, Inc	3,046
2,669	*,e	Nuvation Bio, Inc	22,686
3,201	*,e	Ocugen, Inc	14,565
1,191	*	Ocular Therapeutix, Inc	8,301
419	*	Olema Pharmaceuticals, Inc	3,922
1,043	*,e	Omeros Corp	6,706
2,006	*	Oncocyte Corp	4,353
387	*,e	Oncorus, Inc	2,039
904	*	Oncternal Therapeutics, Inc	2,052
6,424	*,e	Opko Health, Inc	30,899
1,278	*	Oramed Pharmaceuticals, Inc	18,250
674	*	Organogenesis Holdings Inc	6,228
4,453		Organon & Co	135,594
574	*	ORIC Pharmaceuticals, Inc	8,438
1,649	*	Outlook Therapeutics, Inc	2,243
230	*,e	Oyster Point Pharma, Inc	4,200
3,298	*	Pacific Biosciences of California, Inc	67,477
609	*	Pacira BioSciences Inc	36,644
916	*,e	Paratek Pharmaceuticals, Inc	4,113
656	*	Passage Bio, Inc	4,166
2,112		PerkinElmer, Inc	424,639
2,396		Perrigo Co plc	93,204
1,548	*	Personalis, Inc	22,090
96,540		Pfizer, Inc	5,700,687
326	*	Phathom Pharmaceuticals, Inc	6,412
293		Phibro Animal Health Corp	5,983
395	*	Pliant Therapeutics, Inc	5,333
437	*	PMV Pharmaceuticals, Inc	10,095
74	*	Portage Biotech, Inc	794
578	*	Poseida Therapeutics, Inc	3,936
590	*	Praxis Precision Medicines, Inc	11,623
1,712	*	Precigen, Inc	6,352
851	*	Precision BioSciences Inc	6,297
1,021	*,e	Prelude Therapeutics, Inc	12,711
817	*	Prestige Consumer Healthcare, Inc.	49,551
1,110	*,†	Progenics Pharmaceuticals, Inc	0
191	*	Prometheus Biosciences, Inc	7,552
709	*	Protagonist Therapeutics, Inc	24,248
594	*	Prothena Corp plc	29,344
1,036	*,e	Provention Bio, Inc	5,822
1,091	*	PTC Therapeutics, Inc	43,455
453	*	Puma Biotechnology, Inc	1,377
3,971	*	QIAGEN NV	220,708
537	*	Quanterix Corp	22,769
784	*	Radius Health, Inc	5,425
303	*	RAPT Therapeutics, Inc	11,129
446	*	Reata Pharmaceuticals, Inc	11,761
1,931	*	Recursion Pharmaceuticals, Inc	33,078
1,739	*	Regeneron Pharmaceuticals, Inc	1,098,213
696	*	REGENXBIO, Inc	22,759
1,008	*	Relay Therapeutics, Inc	30,956
249	*	Relmada Therapeutics, Inc	5,610
918	*	Repligen Corp	243,123
560	*	Replimune Group, Inc	15,176
1,100	*	Revance Therapeutics, Inc	17,952
1,022	*	REVOLUTION Medicines, Inc	25,724
729	*	Rhythm Pharmaceuticals, Inc	7,275
2,948	*	Rigel Pharmaceuticals, Inc	7,812
683	*	Rocket Pharmaceuticals, Inc	14,910
5,641		Royalty Pharma plc	224,794
851	*	Rubius Therapeutics, Inc	8,238
944	*	Sage Therapeutics, Inc	40,158
1,429	*	Sana Biotechnology, Inc	22,121
1,935	*	Sangamo Therapeutics Inc	14,513

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

1,328	*	Sarepta Therapeutics, Inc	$119,586
544	*	Scholar Rock Holding Corp	13,513
2,252	*	Seagen, Inc	348,159
8,862	*	Seelos Therapeutics, Inc	14,445
688	*,e	Seer, Inc	15,693
2,170	*	Selecta Biosciences, Inc	7,074
196	*	Sensei Biotherapeutics, Inc	1,137
1,207	*	Seres Therapeutics, Inc	10,054
2,937	*,e	Sesen Bio, Inc	2,394
1,873	*	Shattuck Labs, Inc	15,939
842	*	SIGA Technologies, Inc	6,332
2,124	*	Silverback Therapeutics, Inc	14,146
625	*	Solid Biosciences, Inc	1,094
4,660	*,e	Sorrento Therapeutics, Inc	21,669
1,221	*	Sotera Health Co	28,755
10,692	*	Spectrum Pharmaceuticals, Inc	13,579
683	*	Spero Therapeutics, Inc	10,935
472	*	SpringWorks Therapeutics, Inc	29,255
221	*,e	Spruce Biosciences, Inc	986
498	*	SQZ Biotechnologies Co	4,447
311	*	Stoke Therapeutics, Inc	7,461
397	*	Summit Therapeutics, Inc	1,068
725	*	Supernus Pharmaceuticals, Inc	21,141
719	*	Surface Oncology, Inc	3,437
730	*	Sutro Biopharma, Inc	10,862
747	*	Syndax Pharmaceuticals, Inc	16,352
1,682	*	Syneos Health, Inc	172,708
1,268	*	Syros Pharmaceuticals, Inc	4,134
154	*	Talaris Therapeutics, Inc	2,355
131	*	Tarsus Pharmaceuticals, Inc	2,948
380	*,e	Taysha Gene Therapies, Inc	4,427
639	*	TCR2 Therapeutics Inc	2,978
222	*	Tenaya Therapeutics, Inc	4,207
152	*	Terns Pharmaceuticals, Inc	1,075
2,181	*	TG Therapeutics, Inc	41,439
7,039	*,e	TherapeuticsMD, Inc	2,502
806	*	Theravance Biopharma, Inc	8,906
6,791		Thermo Fisher Scientific, Inc	4,531,227
6,354	*	Tonix Pharmaceuticals Holding Corp	2,273
940	*	Travere Therapeutics, Inc	29,178
3,659	*	Trevena, Inc	2,131
777	*	Turning Point Therapeutics Inc	37,063
821	*	Twist Bioscience Corp	63,537
1,092	*	Ultragenyx Pharmaceutical, Inc	91,826
751	*	United Therapeutics Corp	162,276
496	*,e	UroGen Pharma Ltd	4,717
819	*	Vanda Pharmaceuticals, Inc	12,850
2,085	*	Vaxart Inc	13,073
676	*	Vaxcyte, Inc	16,082
3,113	*,e	VBI Vaccines, Inc	7,284
147	*	Vera Therapeutics, Inc	3,928
1,155	*	Veracyte, Inc	47,586
2,895	*	Verastem, Inc	5,935
796	*	Vericel Corp	31,283
295	*,e	Verrica Pharmaceuticals, Inc	2,702
4,418	*	Vertex Pharmaceuticals, Inc	970,193
245	*	Verve Therapeutics, Inc	9,033
20,481		Viatris, Inc	277,108
1,907	*	Viking Therapeutics, Inc	8,772
1,462	*	Vincerx Pharma, Inc	14,898
1,020	*	Vir Biotechnology, Inc	42,707
638	*	Viracta Therapeutics, Inc	2,329
3,518	*	VistaGen Therapeutics, Inc	6,860
198	*	Vor BioPharma, Inc	2,301
1,074	*	Waters Corp	400,172
504	*	WaVe Life Sciences Ltd	1,583

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

150	*	Werewolf Therapeutics, Inc	$1,787
1,289		West Pharmaceutical Services, Inc	604,554
344		XBiotech, Inc	3,829
962	*	Xencor, Inc	38,595
131	*	XOMA Corp	2,731
616	*	Y-mAbs Therapeutics, Inc	9,985
576	*	Zentalis Pharmaceuticals, Inc	48,419
3,757	*	ZIOPHARM Oncology, Inc	4,095
8,223		Zoetis, Inc	2,006,659
966	*	Zogenix, Inc	15,698

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	62,875,137

REAL ESTATE - 3.5%
1,300		Acadia Realty Trust	28,379
848		Agree Realty Corp	60,513
1,021		Alexander & Baldwin, Inc	25,617
57		Alexander’s, Inc	14,837
2,547		Alexandria Real Estate Equities, Inc	567,879
714		American Assets Trust, Inc	26,796
2,413		American Campus Communities, Inc	138,241
1,878		American Finance Trust, Inc	17,146
4,773		American Homes 4 Rent	208,151
7,823		American Tower Corp	2,288,227
4,178		Americold Realty Trust	136,997
2,744		Apartment Income REIT Corp	150,014
2,744	*	Apartment Investment and Management Co	21,184
4,063		Apple Hospitality REIT, Inc	65,617
1,769		Armada Hoffler Properties, Inc	26,924
1,417	*	Ashford Hospitality Trust, Inc	13,603
2,397		AvalonBay Communities, Inc	605,458
2,732		Boston Properties, Inc	314,672
936	*	BraeMar Hotels & Resorts, Inc	4,774
2,649		Brandywine Realty Trust	35,550
5,352		Brixmor Property Group, Inc	135,994
2,197		Broadstone Net Lease, Inc	54,530
572		Brt Realty Trust	13,722
1,599		Camden Property Trust	285,709
1,679		CareTrust REIT, Inc	38,332
568		CatchMark Timber Trust, Inc	4,947
5,770	*	CBRE Group, Inc	626,103
192		Centerspace	21,293
572	*	Chatham Lodging Trust	7,848
262		CIM Commercial Trust Corp	1,926
471		City Office REIT, Inc	9,288
588		Clipper Realty, Inc	5,845
544		Community Healthcare Trust, Inc	25,715
675	*	CorePoint Lodging, Inc	10,597
2,132		Corporate Office Properties Trust	59,632
2,578		Cousins Properties, Inc	103,842
7,329		Crown Castle International Corp	1,529,855
91		CTO Realty Growth, Inc	5,589
3,658		CubeSmart	208,177
2,000	*	Cushman & Wakefield plc	44,480
2,071		CyrusOne, Inc	185,810
3,453	*	DiamondRock Hospitality Co	33,183
4,847		Digital Realty Trust, Inc	857,289
8,422	*	DigitalBridge Group, Inc	70,155
4,896		Diversified Healthcare Trust	15,129
1,341	*	Douglas Elliman, Inc	15,421
2,632		Douglas Emmett, Inc	88,172
6,484		Duke Realty Corp	425,610
1,427		Easterly Government Properties, Inc	32,707
673		EastGroup Properties, Inc	153,343
3,012		Empire State Realty Trust, Inc	26,807
1,375		EPR Properties	65,299
1,553		Equinix, Inc	1,313,590

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

1,868	*	Equity Commonwealth	$48,381
3,060		Equity Lifestyle Properties, Inc	268,240
6,436		Equity Residential	582,458
1,702		Essential Properties Realty Trust, Inc	49,069
1,143		Essex Property Trust, Inc	402,599
1,030		eXp World Holdings Inc	34,701
2,226		Extra Space Storage, Inc	504,701
482		Farmland Partners, Inc	5,760
84	*	Fathom Holdings, Inc	1,719
1,347		Federal Realty Investment Trust	183,623
1,998		First Industrial Realty Trust, Inc	132,268
240	*	Forestar Group, Inc	5,220
1,235		Four Corners Property Trust, Inc	36,321
1,621		Franklin Street Properties Corp	9,645
102	*	FRP Holdings, Inc	5,896
3,696		Gaming and Leisure Properties, Inc	179,847
2,553		Geo Group, Inc	19,786
763		Getty Realty Corp	24,485
475		Gladstone Commercial Corp	12,241
687		Gladstone Land Corp	23,193
1,151		Global Medical REIT, Inc	20,430
1,848		Global Net Lease, Inc	28,237
2,421		Healthcare Realty Trust, Inc	76,600
3,603		Healthcare Trust of America, Inc	120,304
9,296		Healthpeak Properties Inc	335,493
697	*	Hersha Hospitality Trust	6,391
1,796		Highwoods Properties, Inc	80,084
12,302	*	Host Hotels and Resorts, Inc	213,932
692	*	Howard Hughes Corp	70,432
2,438		Hudson Pacific Properties	60,243
2,499		Independence Realty Trust, Inc	64,549
50		Indus Realty Trust, Inc	4,053
1,471		Industrial Logistics Properties Trust	36,849
393		Innovative Industrial Properties, Inc	103,324
9,619		Invitation Homes, Inc	436,125
4,939		Iron Mountain, Inc	258,458
1,070		iStar Inc	27,638
2,053		JBG SMITH Properties	58,942
906	*	Jones Lang LaSalle, Inc	244,022
2,137		Kennedy-Wilson Holdings, Inc	51,032
1,970		Kilroy Realty Corp	130,926
10,503		Kimco Realty Corp	258,899
3,663		Kite Realty Group Trust	79,780
1,519		Lamar Advertising Co	184,255
5,428		Lexington Realty Trust	84,785
1,287		Life Storage, Inc	197,143
917		LTC Properties, Inc	31,306
3,615		Macerich Co	62,467
1,437	*	Mack-Cali Realty Corp	26,412
406	*	Marcus & Millichap, Inc	20,893
9,371		Medical Properties Trust, Inc	221,437
1,928		Mid-America Apartment Communities, Inc	442,360
2,033		Monmouth Real Estate Investment Corp (Class A)	42,713
885		National Health Investors, Inc	50,861
3,193		National Retail Properties, Inc	153,488
1,159		National Storage Affiliates Trust	80,203
509		NETSTREIT Corp	11,656
2,520		Newmark Group, Inc	47,124
478		NexPoint Residential Trust, Inc	40,071
965		Office Properties Income Trust	23,971
3,987		Omega Healthcare Investors, Inc	117,975
254		One Liberty Properties, Inc	8,961
7,126	*	Opendoor Technologies, Inc	104,111
914	*	Orion Office REIT, Inc	17,064
2,712		Outfront Media, Inc	72,736
3,099		Paramount Group, Inc	25,846

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

4,260	*	Park Hotels & Resorts, Inc	$80,429
2,135		Pebblebrook Hotel Trust	47,760
3,336		Physicians Realty Trust	62,817
2,219		Piedmont Office Realty Trust, Inc	40,785
445		Plymouth Industrial REIT, Inc	14,240
255		Postal Realty Trust, Inc	5,049
1,281		PotlatchDeltic Corp	77,142
1,193		Preferred Apartment Communities, Inc	21,546
12,784		Prologis, Inc	2,152,314
358		PS Business Parks, Inc	65,933
2,624		Public Storage, Inc	982,845
2,525		Rayonier, Inc	101,909
349		Re/Max Holdings, Inc	10,641
2,208	*	Realogy Holdings Corp	37,116
9,391		Realty Income Corp	672,302
1,693	*	Redfin Corp	64,994
2,945		Regency Centers Corp	221,906
2,533		Retail Opportunities Investment Corp	49,647
291		Retail Value, Inc	1,868
2,367		Rexford Industrial Realty, Inc	191,987
3,244		RLJ Lodging Trust	45,189
497		RMR Group, Inc	17,236
1,201		RPT Realty	16,069
875	*	Ryman Hospitality Properties	80,465
3,697		Sabra Healthcare REIT, Inc	50,057
319		Safehold, Inc	25,472
370		Saul Centers, Inc	19,617
1,896		SBA Communications Corp	737,582
793	*	Seritage Growth Properties	10,523
3,197		Service Properties Trust	28,102
5,663		Simon Property Group, Inc	904,778
2,580		SITE Centers Corp	40,841
1,294		SL Green Realty Corp	92,780
1,927		Spirit Realty Capital, Inc	92,862
747		St. Joe Co	38,881
2,541		STAG Industrial, Inc	121,866
3,908		STORE Capital Corp	134,435
2,137	*	Summit Hotel Properties, Inc	20,857
1,872		Sun Communities, Inc	393,064
4,344	*	Sunstone Hotel Investors, Inc	50,955
1,735		Tanger Factory Outlet Centers, Inc	33,451
268	*	Tejon Ranch Co	5,113
1,413		Terreno Realty Corp	120,515
5,209		UDR, Inc	312,488
567		UMH Properties, Inc	15,496
3,290		Uniti Group, Inc	46,093
198		Universal Health Realty Income Trust	11,775
2,537		Urban Edge Properties	48,203
1,302		Urstadt Biddle Properties, Inc (Class A)	27,733
6,969		Ventas, Inc	356,255
10,150		VICI Properties, Inc	305,616
3,062		Vornado Realty Trust	128,175
1,848		Washington REIT	47,771
7,264		Welltower, Inc	623,033
13,039		Weyerhaeuser Co	536,946
550		Whitestone REIT	5,572
2,940		WP Carey, Inc	241,227
2,302	*	Xenia Hotels & Resorts, Inc	41,689
1,056	*	Zillow Group, Inc (Class A)	65,704
2,878	*	Zillow Group, Inc (Class C)	183,760

		TOTAL REAL ESTATE	29,572,728

RETAILING - 6.3%
426	*	1-800-FLOWERS.COM, Inc (Class A)	9,956
667		Aaron’s Co, Inc	16,441
1,074	*	Abercrombie & Fitch Co (Class A)	37,407

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

910	*	Academy Sports & Outdoors, Inc	$39,949
1,153		Advance Auto Parts, Inc	276,582
7,499	*	Amazon.com, Inc	25,004,216
2,547	e	American Eagle Outfitters, Inc	64,490
122	*	America’s Car-Mart, Inc	12,493
1,783	*	Arko Corp	15,637
305	*	Asbury Automotive Group, Inc	52,683
842	*	Autonation, Inc	98,388
365	*	AutoZone, Inc	765,182
647	*	Barnes & Noble Education, Inc	4,406
4,095		Bath & Body Works, Inc	285,790
1,949	*	Bed Bath & Beyond, Inc	28,416
4,166		Best Buy Co, Inc	423,266
365	e	Big 5 Sporting Goods Corp	6,939
638		Big Lots, Inc	28,742
455	*	Boot Barn Holdings, Inc	55,988
526		Buckle, Inc	22,255
1,156	*	Burlington Stores, Inc	336,985
639		Caleres, Inc	14,492
670		Camping World Holdings, Inc	27,068
657	*,e	CarLotz, Inc	1,491
2,857	*	CarMax, Inc	372,067
961	*	CarParts.com, Inc	10,763
1,321	*	Carvana Co	306,195
368		Cato Corp (Class A)	6,315
2,088	*	Chico’s FAS, Inc	11,233
288	*	Children’s Place, Inc	22,835
207	*	Citi Trends, Inc	19,613
291	*	Conn’s, Inc	6,844
508	*	Container Store Group, Inc	5,070
1,238	*	Designer Brands, Inc	17,592
1,109	e	Dick’s Sporting Goods, Inc	127,524
119		Dillard’s, Inc (Class A)	29,157
4,068		Dollar General Corp	959,356
3,850	*	Dollar Tree, Inc	541,002
2,464	*	DoorDash, Inc	366,890
144	*	Duluth Holdings, Inc	2,186
10,971		eBay, Inc	729,571
2,188	*	Etsy, Inc	479,041
969	*	Five Below, Inc	200,476
1,672	*	Floor & Decor Holdings, Inc	217,377
1,616		Foot Locker, Inc	70,506
429		Franchise Group, Inc	22,377
389	*	Funko, Inc	7,313
1,105	*,e	GameStop Corp (Class A)	163,971
3,094		Gap, Inc	54,609
313	*	Genesco, Inc	20,085
2,425		Genuine Parts Co	339,985
585	*	Greenlane Holdings Inc	564
324		Group 1 Automotive, Inc	63,251
354	*	Groupon, Inc	8,199
934	*	GrowGeneration Corp	12,189
904		Guess?, Inc	21,407
286		Haverty Furniture Cos, Inc	8,743
323		Hibbett Sports, Inc	23,233
18,359		Home Depot, Inc	7,619,169
263	*,e	Kirkland’s, Inc	3,927
2,758		Kohl’s Corp	136,218
221	*	Lands’ End, Inc	4,338
181	*	Lazydays Holdings, Inc	3,899
1,735	*	Leslie’s, Inc	41,050
484	*	Liquidity Services, Inc	10,687
472		Lithia Motors, Inc (Class A)	140,160
4,728		LKQ Corp	283,822
12,008		Lowe’s Companies, Inc	3,103,828
442	*	Lumber Liquidators, Inc	7,545

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

5,634		Macy’s, Inc	$147,498
389	*	MarineMax, Inc	22,967
566		Monro Muffler, Inc	32,981
469		Murphy USA, Inc	93,444
1,477	*	National Vision Holdings, Inc	70,881
1,826	*,e	Nordstrom, Inc	41,304
888	*	ODP Corp	34,881
1,041	*	Ollie’s Bargain Outlet Holdings, Inc	53,289
180		OneWater Marine, Inc	10,975
1,161	*	O’Reilly Automotive, Inc	819,933
752	*	Overstock.com, Inc	44,375
1,889	*	Party City Holdco, Inc	10,522
554		Penske Auto Group, Inc	59,400
1,122	*	Petco Health & Wellness Co, Inc	22,204
306	e	PetMed Express, Inc	7,730
686		Pool Corp	388,276
1,286	*	Porch Group, Inc	20,049
1,517	*	Quotient Technology, Inc	11,256
6,780		Qurate Retail Group, Inc QVC Group	51,528
1,403	*	RealReal, Inc	16,289
1,084		Rent-A-Center, Inc	52,075
610	*	Revolve Group, Inc	34,184
289	*	RH	154,887
6,036		Ross Stores, Inc	689,794
2,062	*	Sally Beauty Holdings, Inc	38,064
1,030	*,e	Shift Technologies, Inc	3,512
406		Shoe Carnival, Inc	15,866
366		Shutterstock, Inc	40,582
920		Signet Jewelers Ltd	80,068
441	*	Sleep Number Corp	33,781
455		Sonic Automotive, Inc (Class A)	22,500
689	*	Sportsman’s Warehouse Holdings, Inc	8,130
989	*	Stitch Fix Inc	18,712
8,437		Target Corp	1,952,659
297		Tilly’s, Inc	4,785
20,747		TJX Companies, Inc	1,575,112
1,997		Tractor Supply Co	476,484
232	*	TravelCenters of America, Inc	11,976
920	*	Ulta Beauty, Inc	379,353
1,237	*	Urban Outfitters, Inc	36,318
1,365	*	Victoria’s Secret & Co	75,812
1,979	*,e	Vroom, Inc	21,353
1,297	*,e	Wayfair, Inc	246,391
1,326		Williams-Sonoma, Inc	224,266
37		Winmark Corp	9,187
119	*	Xometry, Inc	6,099
314	*	Zumiez, Inc	15,069

		TOTAL RETAILING	52,418,245

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.8%
20,971	*	Advanced Micro Devices, Inc	3,017,727
579	*	Allegro MicroSystems, Inc	20,948
302	*	Alpha & Omega Semiconductor Ltd	18,289
567	*	Ambarella, Inc	115,039
1,455		Amkor Technology, Inc	36,069
9,293		Analog Devices, Inc	1,633,431
15,648		Applied Materials, Inc	2,462,369
320	*,e	Atomera, Inc	6,438
510	*	Axcelis Technologies, Inc	38,026
582	*	AXT, Inc	5,127
6,902		Broadcom, Inc	4,592,660
1,252		Brooks Automation, Inc	129,094
333	*	Ceva, Inc	14,399
1,003	*	Cirrus Logic, Inc	92,296
535		CMC Materials, Inc	102,554
772	*	Cohu, Inc	29,405

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

836	*	Diodes, Inc	$91,801
2,271	*	Enphase Energy, Inc	415,457
2,358		Entegris, Inc	326,772
1,763	*	First Solar, Inc	153,663
1,150	*	Formfactor, Inc	52,578
719	*	GLOBALFOUNDRIES, Inc	46,713
434	*	Ichor Holdings Ltd	19,977
285	*	Impinj, Inc	25,280
69,802		Intel Corp	3,594,803
2,671		KLA Corp	1,148,824
1,318	*	Kopin Corp	5,391
970		Kulicke & Soffa Industries, Inc	58,724
2,434		Lam Research Corp	1,750,411
2,478	*	Lattice Semiconductor Corp	190,955
799	*	MACOM Technology Solutions Holdings, Inc	62,562
14,015		Marvell Technology, Inc	1,226,172
1,137	*	MaxLinear, Inc	85,718
3,772	*	Meta Materials, Inc	9,279
9,072		Microchip Technology, Inc	789,808
19,412		Micron Technology, Inc	1,808,228
1,013		MKS Instruments, Inc	176,434
797		Monolithic Power Systems, Inc	393,184
943	*	Nanometrics, Inc	95,460
813	*	NeoPhotonics Corp Ltd	12,496
77		NVE Corp	5,259
41,355		NVIDIA Corp	12,162,919
4,603		NXP Semiconductors NV	1,048,471
7,472	*	ON Semiconductor Corp	507,498
409	*	PDF Solutions, Inc	13,002
1,020	*	Photronics, Inc	19,227
990		Power Integrations, Inc	91,961
1,951	*	Qorvo, Inc	305,117
19,493		QUALCOMM, Inc	3,564,685
2,225	*	Rambus, Inc	65,393
1,258	*	Semtech Corp	111,874
797	*	Silicon Laboratories, Inc	164,517
272	*	SiTime Corp	79,571
106	*,e	SkyWater Technology, Inc	1,719
2,872		Skyworks Solutions, Inc	445,562
233	*	SMART Global Holdings, Inc	16,541
1,332	*,e	SunPower Corp	27,799
653	*	Synaptics, Inc	189,050
2,927		Teradyne, Inc	478,652
15,973		Texas Instruments, Inc	3,010,431
789	*	Ultra Clean Holdings	45,257
754		Universal Display Corp	124,433
729	*	Veeco Instruments, Inc	20,755
1,899	*	Wolfspeed Inc	212,251
4,292		Xilinx, Inc	910,033

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	48,476,538

SOFTWARE & SERVICES - 14.7%
1,702	*	8x8, Inc	28,525
978		A10 Networks, Inc	16,215
10,998		Accenture plc	4,559,221
2,058	*	ACI Worldwide, Inc	71,413
8,278	*	Adobe, Inc	4,694,123
400	*	Agilysys, Inc	17,784
2,817	*	Akamai Technologies, Inc	329,702
790	*	Alarm.com Holdings, Inc	67,000
118	*	Alkami Technology, Inc	2,367
829		Alliance Data Systems Corp	55,187
708	*	Altair Engineering, Inc	54,743
994	*	Alteryx, Inc	60,137
2,273		Amdocs Ltd	170,111
370		American Software, Inc (Class A)	9,683

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

2,321	*	Anaplan, Inc	$106,418
1,538	*	Ansys, Inc	616,923
306	*	Appfolio, Inc	37,044
674	*	Appian Corp	43,952
1,244	*	Asana, Inc	92,740
1,207	*	Aspen Technology, Inc	183,705
2,392	*	Atlassian Corp plc	912,046
3,849	*	Autodesk, Inc	1,082,300
7,383		Automatic Data Processing, Inc	1,820,500
1,410	*	Avalara, Inc	182,045
1,505	*	Avaya Holdings Corp	29,799
527	*	Benefitfocus, Inc	5,618
2,294		Bentley Systems, Inc	110,869
798	*	BigCommerce Holdings, Inc	28,225
1,583	*	Bill.Com Holdings, Inc	394,404
2,568	*	Black Knight, Inc	212,861
919	*	Blackbaud, Inc	72,583
875	*	Blackline, Inc	90,597
808	*	Bottomline Technologies, Inc	45,628
2,592	*	Box, Inc	67,884
653	*	Brightcove, Inc	6,674
1,981		Broadridge Financial Solutions, Inc	362,166
1,007	*	BTRS Holdings, Inc	7,875
1,024	*,e	C3.ai, Inc	32,000
4,842	*	Cadence Design Systems, Inc	902,307
923	*	Cantaloupe, Inc	8,196
222		Cass Information Systems, Inc	8,729
2,269		CDK Global, Inc	94,708
664	*	Cerence Inc	50,889
2,180	*	Ceridian HCM Holding, Inc	227,723
499	*	ChannelAdvisor Corp	12,315
2,198		Citrix Systems, Inc	207,909
600	*,e	Cleanspark, Inc	5,712
4,425	*	Cloudflare, Inc	581,887
9,165		Cognizant Technology Solutions Corp (Class A)	813,119
679	*	Commvault Systems, Inc	46,797
752		Concentrix Corp	134,322
3,045	*	Conduent, Inc	16,260
265	*	Consensus Cloud Solutions, Inc	15,336
146	*	Couchbase, Inc	3,644
1,237	*	Coupa Software, Inc	195,508
3,384	*	Crowdstrike Holdings, Inc	692,874
181	*	CS Disco, Inc	6,471
520		CSG Systems International, Inc	29,962
4,382	*	Datadog, Inc	780,478
360	*,e	Datto Holding Corp	9,486
348	*,e	Digimarc Corp	13,739
1,549	*	Digital Turbine, Inc	94,473
789	*	DigitalOcean Holdings, Inc	63,380
3,281	*	DocuSign, Inc	499,729
1,151		Dolby Laboratories, Inc (Class A)	109,598
549	*	Domo, Inc	27,230
837	*	DoubleVerify Holdings, Inc	27,855
5,083	*	Dropbox, Inc	124,737
1,275	*	Duck Creek Technologies, Inc	38,390
4,448	*	DXC Technology Co	143,181
3,263	*	Dynatrace, Inc	196,922
2,514	*,e	E2open Parent Holdings, Inc	28,308
387		Ebix, Inc	11,765
543	*	eGain Corp	5,419
1,160	*	Elastic NV	142,784
349	*	Enfusion, Inc	7,308
884	*	Envestnet, Inc	70,137
940	*	EPAM Systems, Inc	628,343
898	*	Euronet Worldwide, Inc	107,015
638	*	Everbridge, Inc	42,957

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

184	*	EverCommerce, Inc	$2,898
941		EVERTEC, Inc	47,031
774	*	Evo Payments, Inc	19,814
511	*	ExlService Holdings, Inc	73,977
501	*	Fair Isaac Corp	217,269
1,817	*,e	Fastly, Inc	64,413
10,749		Fidelity National Information Services, Inc	1,173,253
3,955	*	FireEye, Inc	69,371
10,392	*	Fiserv, Inc	1,078,586
1,139	*	Five9, Inc	156,407
1,431	*	FleetCor Technologies, Inc	320,315
1,015	*	Flywire Corp	38,631
2,343	*	Fortinet, Inc	842,074
1,429	*	Gartner, Inc	477,743
3,330		Genpact Ltd	176,756
5,101		Global Payments, Inc	689,553
671	*	Globant S.A.	210,754
2,965	*	GoDaddy, Inc	251,610
346	*,e	GreenBox POS	1,453
1,073	*	GreenSky, Inc	12,189
699	*	Grid Dynamics Holdings, Inc	26,541
1,102	*	GTY Technology Holdings Inc	7,383
1,428	*	Guidewire Software, Inc	162,121
450		Hackett Group, Inc	9,238
759	*	HubSpot, Inc	500,295
280	*	I3 Verticals, Inc	6,381
112	*	IBEX Ltd	1,444
477	*	Informatica, Inc	17,639
142	*	Intapp, Inc	3,573
229	*	Intelligent Systems Corp	8,885
539		InterDigital, Inc	38,609
15,470		International Business Machines Corp	2,067,720
339	*	International Money Express Inc	5,410
4,565		Intuit, Inc	2,936,299
1,312		Jack Henry & Associates, Inc	219,091
827	*,e	Jamf Holding Corp	31,434
864	*	JFrog Ltd	25,661
252	*	Kaltura, Inc	849
3,094	*	Kyndryl Holdings, Inc	56,001
2,061	*	Limelight Networks, Inc	7,069
1,122	*	Liveperson, Inc	40,078
1,208	*	LiveRamp Holdings, Inc	57,924
1,102	*	Manhattan Associates, Inc	171,350
1,642	*,e	Marathon Digital Holdings, Inc	53,956
15,123		Mastercard, Inc (Class A)	5,433,996
1,185		MAXIMUS, Inc	94,409
1,329		McAfee Corp	34,275
156	*	MeridianLink, Inc	3,366
130,240		Microsoft Corp	43,802,317
134	*,e	MicroStrategy, Inc (Class A)	72,962
967	*	Mimecast Ltd	76,944
781	*	Mitek Systems, Inc	13,863
704	*	Model N, Inc	21,141
1,365	*	MoneyGram International, Inc	10,770
1,092	*	MongoDB, Inc	578,050
426	*	N-Able, Inc	4,729
931	*	nCino, Inc	51,075
2,313	*	NCR Corp	92,983
885	*	New Relic, Inc	97,315
9,648		NortonLifelock, Inc	250,655
5,006	*	Nuance Communications, Inc	276,932
3,276	*	Nutanix, Inc	104,373
2,107	*	Okta, Inc	472,326
432	*	ON24, Inc	7,495
634	*	OneSpan, Inc	10,734
28,653		Oracle Corp	2,498,828

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

1,327	*	Pagerduty, Inc	$46,113
28,022	*	Palantir Technologies, Inc	510,281
1,663	*	Palo Alto Networks, Inc	925,892
1,026	*	Paya Holdings, Inc	6,505
5,624		Paychex, Inc	767,676
896	*	Paycom Software, Inc	372,010
235	*,e	Paycor HCM, Inc	6,770
625	*	Paylocity Holding Corp	147,600
20,315	*	PayPal Holdings, Inc	3,831,003
11,207	*	Paysafe Ltd	43,819
748		Pegasystems, Inc	83,641
509	*	Perficient, Inc	65,809
734	*	Ping Identity Holding Corp	16,794
978	*	Procore Technologies, Inc	78,211
766		Progress Software Corp	36,975
671	*	PROS Holdings, Inc	23,143
1,840	*	PTC, Inc	222,916
877	*	Q2 Holdings, Inc	69,669
667	*	Qualys, Inc	91,526
738	*	Rackspace Technology, Inc	9,941
883	*	Rapid7, Inc	103,920
603	*,e	Rekor Systems, Inc	3,950
1,096	*	Repay Holdings Corp	20,024
1,545	*	Rimini Street, Inc	9,224
1,368	*	RingCentral, Inc	256,295
1,957	*,e	Riot Blockchain, Inc	43,700
5,391	*	Sabre Corp	46,309
1,565	*	SailPoint Technologies Holding, Inc	75,652
16,115	*	salesforce.com, Inc	4,095,305
433		Sapiens International Corp NV	14,917
96	*	SecureWorks Corp	1,533
3,429	*	ServiceNow, Inc	2,225,798
719	*	Shift4 Payments, Inc	41,652
307	*	ShotSpotter, Inc	9,063
1,969	*	Smartsheet, Inc	152,499
933	*	Smith Micro Software, Inc	4,590
3,424	*	Snowflake, Inc	1,159,880
426		SolarWinds Corp	6,045
2,866	*	Splunk, Inc	331,654
904	*	Sprout Social, Inc	81,984
599	*	SPS Commerce, Inc	85,268
6,796	*	Square, Inc	1,097,622
3,873		SS&C Technologies Holdings, Inc	317,509
298	*	StarTek, Inc	1,556
3,753	*	StoneCo Ltd	63,276
1,401	*	Sumo Logic, Inc	18,998
2,089	*	SVMK, Inc	44,182
1,636		Switch, Inc	46,855
2,666	*	Synopsys, Inc	982,421
649	*	Telos Corp	10,008
1,434	*	Tenable Holdings, Inc	78,970
1,952	*	Teradata Corp	82,901
7,380	*	Trade Desk, Inc	676,303
369		TTEC Holdings, Inc	33,413
143	*	Tucows, Inc	11,986
520	*	Turing Holding Corp	13,941
2,852	*	Twilio, Inc	751,046
718	*	Tyler Technologies, Inc	386,248
1,098	*	Unisys Corp	22,586
2,543	*	Unity Software, Inc	363,624
395	*	Upland Software, Inc	7,086
1,710	*	Varonis Systems, Inc	83,414
1,154	*	Verint Systems, Inc	60,597
1,723	*	VeriSign, Inc	437,332
988	*,e	Veritone, Inc	22,210
2,291	*	Verra Mobility Corp	35,350

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

187	*	Viant Technology, Inc	$1,815
1,303	*,e	VirnetX Holding Corp	3,388
29,240		Visa, Inc (Class A)	6,336,600
3,746		VMware, Inc (Class A)	434,086
4,303	*	Vonage Holdings Corp	89,459
7,231		Western Union Co	129,001
739	*	WEX, Inc	103,748
902	*	Wix.com Ltd	142,327
3,223	*	Workday, Inc	880,459
697	*	Workiva, Inc	90,952
1,587		Xperi Holding Corp	30,010
1,753	*	Yext, Inc	17,390
1,979	*	Zendesk, Inc	206,390
3,688	*	Zoom Video Communications, Inc	678,260
1,306	*	Zscaler, Inc	419,657
1,687	*	Zuora Inc	31,513

		TOTAL SOFTWARE & SERVICES	121,667,600

TECHNOLOGY HARDWARE & EQUIPMENT - 7.6%
2,107	*	3D Systems Corp	45,385
125	*	908 Devices, Inc	3,234
806		Adtran, Inc	18,401
617		Advanced Energy Industries, Inc	56,184
1,019	*,e	Aeva Technologies, Inc	7,704
720	*,e	Akoustis Technologies, Inc	4,810
10,075		Amphenol Corp (Class A)	881,159
266,951		Apple, Inc	47,402,489
4,224	*	Arista Networks, Inc	607,200
1,538	*	Arlo Technologies, Inc	16,134
1,300	*	Arrow Electronics, Inc	174,551
170	*	Aviat Networks, Inc	5,454
612	*	Avid Technology, Inc	19,933
1,997		Avnet, Inc	82,336
438		Badger Meter, Inc	46,673
636		Belden CDT, Inc	41,804
773		Benchmark Electronics, Inc	20,948
528	*	CalAmp Corp	3,728
909	*	Calix, Inc	72,693
141	*	Cambium Networks Corp	3,614
1,029	*	Casa Systems, Inc	5,834
2,388		CDW Corp	489,015
2,798	*	Ciena Corp	215,362
72,927		Cisco Systems, Inc	4,621,384
153	*	Clearfield, Inc	12,916
2,887		Cognex Corp	224,493
405	*	Coherent, Inc	107,949
3,317	*	CommScope Holding Co, Inc	36,620
356		Comtech Telecommunications Corp	8,434
13,018		Corning, Inc	484,660
426	*	Corsair Gaming, Inc	8,950
485		CTS Corp	17,809
548	*	Daktronics, Inc	2,767
4,541	*	Dell Technologies, Inc	255,068
1,239	*	Diebold, Inc	11,213
400	*	Digi International, Inc	9,828
284	*	DZS, Inc	4,606
830	*,e	Eastman Kodak Co	3,884
600	*	EMCORE Corp	4,188
404	*	ePlus, Inc	21,767
1,698	*	Extreme Networks, Inc	26,659
1,062	*	F5 Networks, Inc	259,882
727	*	Fabrinet	86,128
288	*	FARO Technologies, Inc	20,166
1,256	*	Harmonic, Inc	14,771
22,442		Hewlett Packard Enterprise Co	353,910
20,039		HP, Inc	754,869

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

376	*	Identiv, Inc	$10,581
1,784	*	II-VI, Inc	121,901
2,966	*	Infinera Corp	28,444
1,471	*,e	Inseego Corp	8,576
661	*	Insight Enterprises, Inc	70,463
631	*	IPG Photonics Corp	108,620
1,145	*	Iteris, Inc	4,580
678	*	Itron, Inc	46,457
2,556		Jabil Inc	179,815
5,922		Juniper Networks, Inc	211,475
3,243	*	Keysight Technologies, Inc	669,712
548	*	Kimball Electronics, Inc	11,924
1,352	*	Knowles Corp	31,569
254	*	KVH Industries, Inc	2,334
375		Littelfuse, Inc	118,005
1,378	*	Lumentum Holdings, Inc	145,751
523	*	Luna Innovations, Inc	4,414
569		Methode Electronics, Inc	27,978
2,725	*,e	Microvision, Inc	13,652
2,874		Motorola Solutions, Inc	780,866
171	*	Napco Security Technologies, Inc	8,547
2,304		National Instruments Corp	100,616
3,916		NetApp, Inc	360,233
505	*	Netgear, Inc	14,751
1,389	*	Netscout Systems, Inc	45,948
829	*	nLight, Inc	19,854
592	*	Novanta, Inc	104,387
280	*	OSI Systems, Inc	26,096
403	*,e	Ouster, Inc	2,096
404	*	PAR Technology Corp	21,319
196		PC Connection, Inc	8,453
679	*	Plantronics, Inc	19,922
521	*	Plexus Corp	49,959
4,460	*	Pure Storage, Inc	145,173
1,135	*	Quantum Corp	6,265
1,053	*	Ribbon Communications, Inc	6,371
323	*	Rogers Corp	88,179
1,157	*	Sanmina Corp	47,969
463	*	Scansource, Inc	16,242
764	*	Super Micro Computer, Inc	33,578
765		SYNNEX Corp	87,485
815	*	Teledyne Technologies, Inc	356,065
4,414	*	Trimble Inc	384,857
1,439	*	TTM Technologies, Inc	21,441
301	*	Turtle Beach Corp	6,700
125		Ubiquiti, Inc	38,337
1,172	*,e	Velodyne Lidar, Inc	5,438
1,095	*	Viasat, Inc	48,771
4,189	*	Viavi Solutions, Inc	73,810
2,099		Vishay Intertechnology, Inc	45,905
301	*	Vishay Precision Group, Inc	11,173
2,801		Vontier Corp	86,075
5,297	*	Western Digital Corp	345,417
2,809		Xerox Holdings Corp	63,596
913	*	Zebra Technologies Corp (Class A)	543,418

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	63,419,129

TELECOMMUNICATION SERVICES - 1.1%
184	*	Anterix, Inc	10,812
123,036		AT&T, Inc	3,026,686
251		ATN International, Inc	10,027
378	*	Bandwidth Inc	27,125
772		Cogent Communications Group, Inc	56,495
1,064	*	Consolidated Communications Holdings, Inc	7,959
740	*	EchoStar Corp (Class A)	19,499
10,525	*,e	Globalstar, Inc	12,209

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

987	*,e	Gogo, Inc	$13,354
350	*	IDT Corp (Class B)	15,456
1,842	*	Iridium Communications, Inc	76,056
681	*	Liberty Latin America Ltd (Class A)	7,940
2,483	*	Liberty Latin America Ltd (Class C)	28,306
19,284		Lumen Technologies, Inc	242,014
365	*	Ooma, Inc	7,461
906	*,e	Radius Global Infrastructure, Inc	14,587
869		Shenandoah Telecom Co	22,160
1,775		Telephone & Data Systems, Inc	35,766
200	*	Telesat Corp	5,734
9,956	*	T-Mobile US, Inc	1,154,697
247	*	US Cellular Corp	7,785
71,674		Verizon Communications, Inc	3,724,181

		TOTAL TELECOMMUNICATION SERVICES	8,526,309

TRANSPORTATION - 1.9%
1,148	*	Air Transport Services Group, Inc	33,728
2,129	*	Alaska Air Group, Inc	110,921
268	*	Allegiant Travel Co	50,127
157		Amerco, Inc	114,018
10,876	*	American Airlines Group, Inc	195,333
424		ArcBest Corp	50,816
421	*	Atlas Air Worldwide Holdings, Inc	39,624
723	*	Avis Budget Group, Inc	149,928
2,351		CH Robinson Worldwide, Inc	253,038
554	*	Copa Holdings S.A. (Class A)	45,794
542		Costamare, Inc	6,856
185	*	Covenant Transportation Group, Inc	4,890
38,326		CSX Corp	1,441,058
828	*	Daseke, Inc	8,313
11,365	*	Delta Air Lines, Inc	444,144
132		Eagle Bulk Shipping, Inc	6,006
2,934		Expeditors International of Washington, Inc	394,007
4,240		FedEx Corp	1,096,634
480		Forward Air Corp	58,123
497		Genco Shipping & Trading Ltd	7,952
1,622	*	GXO Logistics, Inc	147,326
905	*	Hawaiian Holdings, Inc	16,625
728		Heartland Express, Inc	12,245
505	*	Hub Group, Inc (Class A)	42,541
339	*	HyreCar, Inc	1,597
1,477		JB Hunt Transport Services, Inc	301,899
5,315	*	JetBlue Airways Corp	75,686
1,157	*	Kirby Corp	68,749
2,319		Knight-Swift Transportation Holdings, Inc	141,320
719		Landstar System, Inc	128,715
4,798	*	Lyft, Inc (Class A)	205,018
796		Marten Transport Ltd	13,659
668		Matson, Inc	60,140
712	*	Mesa Air Group, Inc	3,987
4,217		Norfolk Southern Corp	1,255,443
1,737		Old Dominion Freight Line	622,506
68	*	PAM Transportation Services, Inc	4,829
580	*	Radiant Logistics, Inc	4,228
883		Ryder System, Inc	72,786
715	*	Safe Bulkers, Inc	2,696
499	*	Saia, Inc	168,178
932		Schneider National, Inc	25,080
802	*	Skywest, Inc	31,519
10,244	*	Southwest Airlines Co	438,853
1,623	*	Spirit Airlines, Inc	35,463
159	*	Sun Country Airlines Holdings, Inc	4,333
2,215	*	TuSimple Holdings, Inc	79,408
27,820	*	Uber Technologies, Inc	1,166,493
11,129		Union Pacific Corp	2,803,729

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

5,488	*	United Airlines Holdings Inc	$240,265
12,539		United Parcel Service, Inc (Class B)	2,687,609
122		Universal Logistics Holdings Inc	2,301
315	*	US Xpress Enterprises, Inc	1,849
1,147		Werner Enterprises, Inc	54,666
1,622	*	XPO Logistics, Inc	125,591
977	*	Yellow Corp	12,300

		TOTAL TRANSPORTATION	15,570,942

UTILITIES - 2.4%
11,476		AES Corp	278,867
1,097		Allete, Inc	72,786
4,194		Alliant Energy Corp	257,805
4,249		Ameren Corp	378,203
8,719		American Electric Power Co, Inc	775,729
745		American States Water Co	77,063
3,189		American Water Works Co, Inc	602,275
111		Artesian Resources Corp	5,143
2,236		Atmos Energy Corp	234,266
788	e	Avangrid, Inc	39,305
1,326		Avista Corp	56,342
1,043		Black Hills Corp	73,605
877		Brookfield Infrastructure Corp	59,864
2,251		Brookfield Renewable Corp	82,904
324	*	Cadiz, Inc	1,251
934		California Water Service Group	67,117
9,295		Centerpoint Energy, Inc	259,423
358		Chesapeake Utilities Corp	52,200
545		Clearway Energy, Inc (Class A)	18,247
1,281		Clearway Energy, Inc (Class C)	46,154
4,975		CMS Energy Corp	323,624
6,042		Consolidated Edison, Inc	515,503
14,090		Dominion Energy, Inc	1,106,910
3,346		DTE Energy Co	399,981
12,947		Duke Energy Corp	1,358,140
6,251		Edison International	426,631
3,424		Entergy Corp	385,714
3,872		Essential Utilities Inc	207,888
3,984		Evergy, Inc	273,342
5,967		Eversource Energy	542,878
16,978		Exelon Corp	980,649
9,412		FirstEnergy Corp	391,445
503	*	Fluence Energy, Inc	17,887
133		Global Water Resources, Inc	2,274
2,117		Hawaiian Electric Industries, Inc	87,855
960		Idacorp, Inc	108,778
3,858		MDU Resources Group, Inc	118,981
640		MGE Energy, Inc	52,640
240		Middlesex Water Co	28,872
1,540		National Fuel Gas Co	98,468
1,561		New Jersey Resources Corp	64,095
34,109		NextEra Energy, Inc	3,184,416
6,737		NiSource, Inc	186,009
666		Northwest Natural Holding Co	32,487
812		NorthWestern Corp	46,414
4,180		NRG Energy, Inc	180,074
3,276		OGE Energy Corp	125,733
919		ONE Gas, Inc	71,305
751	e	Ormat Technologies, Inc	59,554
743		Otter Tail Corp	53,065
25,748	*	PG&E Corp	312,581
1,897		Pinnacle West Capital Corp	133,909
1,358		PNM Resources, Inc	61,938
1,712		Portland General Electric Co	90,599
13,284		PPL Corp	399,317
8,810		Public Service Enterprise Group, Inc	587,891

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY			VALUE

250	*	Pure Cycle Corp			$3,650
5,248		Sempra Energy			694,205
505		SJW Corp			36,966
1,730	e	South Jersey Industries, Inc			45,188
18,518		Southern Co			1,269,964
833		Southwest Gas Holdings Inc			58,352
880		Spire, Inc			57,394
1,471	*	Sunnova Energy International, Inc			41,070
3,726		UGI Corp			171,061
537		Unitil Corp			24,697
162		Via Renewables, Inc			1,852
8,582		Vistra Energy Corp			195,412
5,438		WEC Energy Group, Inc			527,867
9,168		Xcel Energy, Inc			620,674
203		York Water Co			10,105

		TOTAL UTILITIES			20,214,853

		TOTAL COMMON STOCKS			826,126,079

		(Cost $258,927,160)
				EXPIRATION DATE

RIGHTS/WARRANTS - 0.0%

ENERGY - 0.0%
35	e	Nabors Industries Ltd		06/11/26	131

		TOTAL ENERGY			131

MEDIA & ENTERTAINMENT - 0.0%
1,666	†	Media General, Inc			0

		TOTAL MEDIA & ENTERTAINMENT			0

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.0%
854	†	Chinook Therapeutics, Inc			0
626	†	Elanco Animal Health, Inc CVR			35
145	†	Tobira Therapeutics, Inc			9

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES			44

		TOTAL RIGHTS/WARRANTS			175

		(Cost $24)

PRINCIPAL		ISSUER	RATE	MATURITY DATE
SHORT-TERM INVESTMENTS - 1.2%

GOVERNMENT AGENCY DEBT - 1.0%
$ 7,800,000		Federal Home Loan Bank (FHLB)	0.000%	01/07/22	7,799,992

		TOTAL GOVERNMENT AGENCY DEBT			7,799,992

REPURCHASE AGREEMENT - 0.0%
40,000	r	Fixed Income Clearing Corp (FICC)	0.010	01/03/22	40,000

		TOTAL REPURCHASE AGREEMENT			40,000

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.2%
1,558,762	c	State Street Navigator Securities Lending Government Money Market Portfolio	0.030		1,558,762

		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			1,558,762

		TOTAL SHORT-TERM INVESTMENTS			9,398,754

		(Cost $9,398,730)
		TOTAL INVESTMENTS - 100.3%			835,525,008
		(Cost $268,325,914)
		OTHER ASSETS & LIABILITIES, NET - (0.3)%			(2,097,325)

		NET ASSETS - 100.0%			$833,427,683

TIAA-CREF LIFE FUNDS - Stock Index Fund

CVR	Contingent Value Right
REIT	Real Estate Investment Trust

*	Non-income producing
†	Security is categorized as Level 3 in the fair value hierarchy.
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $3,356,861.
r

Agreement with Fixed Income Clearing Corp (FICC), 0.010% dated 12/31/21 to be repurchased at $40,000 on 1/3/22, collateralized by Government Agency Securities, with coupon rate 4.250% and maturity date 11/15/40, valued at $40,820.

Principal denominated in U.S. Dollars, unless otherwise noted.

Futures contracts outstanding as of December 31, 2021 were as follows:

Description	Number of long (short) contracts	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation)
S&P 500 E Mini Index	32	03/18/22	$7,492,253	$7,613,600	$121,347

TIAA-CREF LIFE FUNDS - International Equity Fund

TIAA-CREF LIFE FUNDS

INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2021

SHARES		COMPANY	VALUE

COMMON STOCKS - 96.8%

AUSTRALIA - 4.6%
53,541	e	BHP Billiton Ltd	$1,616,495
30,268		Commonwealth Bank of Australia	2,225,039
1,231		CSL Ltd	260,357
103,986	*	NEXTDC Ltd	965,575
22,433		Rio Tinto plc	1,479,372

		TOTAL AUSTRALIA	6,546,838

BRAZIL - 0.7%
217,910		Banco Bradesco S.A. (Preference)	755,452
117,000		Sendas Distribuidora S.A.	272,910

		TOTAL BRAZIL	1,028,362

CHINA - 1.0%
13,349	*	GDS Holdings Ltd (ADR)	629,539
71,000	*,g	Wuxi Biologics Cayman, Inc	840,561

		TOTAL CHINA	1,470,100

DENMARK - 1.7%
10,534		DSV AS	2,454,720

		TOTAL DENMARK	2,454,720

FINLAND - 1.2%
140,823		Nordea Bank Abp	1,725,375

		TOTAL FINLAND	1,725,375

FRANCE - 15.5%
27,202	*	Airbus SE	3,480,328
39,976		BNP Paribas S.A.	2,763,982
36,998		Compagnie de Saint-Gobain	2,602,682
111,684		Credit Agricole S.A.	1,592,313
35,812		Dassault Systemes SE	2,125,275
11,807		Essilor International S.A.	2,513,436
2,907		Kering	2,332,436
39,080		Total S.A.	1,989,180
23,692		Valeo S.A.	714,465
14,204		Vinci S.A.	1,500,152
42,717		Vivendi Universal S.A.	577,829

		TOTAL FRANCE	22,192,078

GERMANY - 9.9%
5,481		Adidas-Salomon AG.	1,578,228
27,187		Deutsche Post AG.	1,748,688
17,968		HeidelbergCement AG.	1,216,021
34,007		Infineon Technologies AG.	1,565,630
18,603		Lanxess AG.	1,150,385
35,615		RWE AG.	1,442,996
24,097		Siemens AG.	4,173,667
6,686		Volkswagen AG. (Preference)	1,343,105

		TOTAL GERMANY	14,218,720

HONG KONG - 1.7%
42,099		Hong Kong Exchanges and Clearing Ltd	2,462,117

		TOTAL HONG KONG	2,462,117

IRELAND - 1.7%
45,429		CRH plc	2,405,012

		TOTAL IRELAND	2,405,012

TIAA-CREF LIFE FUNDS - International Equity Fund

SHARES		COMPANY	VALUE

ITALY - 2.1%
141,723		Enel S.p.A.	$1,133,228
27,858		Moncler S.p.A	2,013,249

		TOTAL ITALY	3,146,477

JAPAN - 20.4%
85,200		Daiichi Sankyo Co Ltd	2,168,461
8,384		Daikin Industries Ltd	1,899,137
7,100	*	Fanuc Ltd	1,509,189
58,251		Hitachi Ltd	3,155,650
4,300		Keyence Corp	2,703,660
3,174		Nintendo Co Ltd	1,484,978
61,800		ORIX Corp	1,261,225
50,500		Recruit Holdings Co Ltd	3,073,212
46,500	*	SBI Holdings, Inc	1,268,312
21,300		Shiseido Co Ltd	1,188,252
37,992		Sony Corp	4,797,560
41,300		Sumitomo Mitsui Financial Group, Inc	1,410,283
174,215	*	Toyota Motor Corp	3,219,944

		TOTAL JAPAN	29,139,863

KOREA, REPUBLIC OF - 0.6%
1,713	*	LG Chem Ltd	885,555

		TOTAL KOREA, REPUBLIC OF	885,555

NETHERLANDS - 9.2%
5,811		ASML Holding NV	4,654,726
13,598		Heineken NV	1,530,315
230,571		ING Groep NV	3,205,629
117,580		Royal Dutch Shell plc (A Shares)	2,576,695
42,717		Universal Music Group NV	1,205,133

		TOTAL NETHERLANDS	13,172,498

NORWAY - 1.1%
59,392		Equinor ASA	1,572,658

		TOTAL NORWAY	1,572,658

RUSSIA - 1.9%
31,485		Sberbank of Russia (ADR)	495,889
17,749		TCS Group Holding plc (ADR)	1,496,596
13,263	*	Yandex NV	802,411

		TOTAL RUSSIA	2,794,896

SPAIN - 1.4%
332,967		Banco Bilbao Vizcaya Argentaria S.A.	1,974,821

		TOTAL SPAIN	1,974,821

SWITZERLAND - 4.9%
2,555		Lonza Group AG.	2,127,262
12,282		Nestle S.A.	1,714,779
7,535		Roche Holding AG.	3,125,979

		TOTAL SWITZERLAND	6,968,020

TAIWAN - 0.7%
8,929		Taiwan Semiconductor Manufacturing Co Ltd (ADR)	1,074,248

		TOTAL TAIWAN	1,074,248

TIAA-CREF LIFE FUNDS - International Equity Fund

SHARES		COMPANY			VALUE

UNITED KINGDOM - 13.9%
29,633		Ashtead Group plc			$2,388,850
33,670		AstraZeneca plc			3,931,624
1,070,130		Barclays plc			2,725,900
68,521		Diageo plc			3,746,457
156,048		HSBC Holdings plc			942,414
7,698		Linde plc (Xetra)			2,671,264
510,595		Lloyds TSB Group plc			331,576
16,363		Reckitt Benckiser Group plc			1,408,586
452,146		Tesco plc			1,780,132

		TOTAL UNITED KINGDOM			19,926,803

UNITED STATES - 2.6%
19,307		Schneider Electric S.A.			3,795,667

		TOTAL UNITED STATES			3,795,667

		TOTAL COMMON STOCKS			138,954,828

		(Cost $106,917,636)

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 3.1%

GOVERNMENT AGENCY DEBT - 3.0%
$ 4,191,000		Federal Farm Credit Bank (FFCB)	0.000%	01/13/22	4,190,988

		TOTAL GOVERNMENT AGENCY DEBT			4,190,988

REPURCHASE AGREEMENT - 0.1%
195,000	r	Fixed Income Clearing Corp (FICC)	0.020	01/03/22	195,000

		TOTAL REPURCHASE AGREEMENT			195,000

		TOTAL SHORT-TERM INVESTMENTS			4,385,988

		(Cost $ 4,385,944)
		TOTAL INVESTMENTS - 99.9%			143,340,816
		(Cost $ 111,303,580)
		OTHER ASSETS & LIABILITIES, NET - 0.1%			149,299

		NET ASSETS - 100.0%			$143,490,115

ADR	American Depositary Receipt

*	Non-income producing
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $1,584,244.
g

Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 12/31/21, the aggregate value of these securities is $840,561 or 0.6% of net assets.

r

Agreement with Fixed Income Clearing Corp (FICC), 0.020% dated 12/31/21 to be repurchased at $195,000 on 1/3/22, collateralized by Government Agency Securities, with coupon rate 1.375% and maturity date 11/15/40, valued at $198,909.

Principal denominated in U.S. Dollars, unless otherwise noted.

TIAA-CREF LIFE FUNDS - Core Bond Fund

TIAA-CREF LIFE FUNDS

CORE BOND FUND

SCHEDULE OF INVESTMENTS

December 31, 2021

PRINCIPAL		ISSUER	REFERENCE RATE & SPREAD	RATE	MATURITY DATE	VALUE

BANK LOAN OBLIGATIONS - 1.6%

CAPITAL GOODS - 0.1%
$ 34,980	i	Sensata Technologies, Inc	LIBOR 2 M + 1.750%	1.875%	09/18/26	$34,928
96,523	i	TransDigm, Inc	LIBOR 1 M + 2.250%	2.354	08/22/24	95,356

		TOTAL CAPITAL GOODS				130,284

COMMERCIAL & PROFESSIONAL SERVICES - 0.2%
73,693	i	Dun & Bradstreet Corp	LIBOR 1 M + 3.250%	3.352	02/06/26	73,351
37,686	i	GFL Environmental, Inc	LIBOR 1 M + 3.000%	3.500	05/31/25	37,767
100,000	i	Maxar Technologies Ltd	LIBOR 1 M + 2.750%	2.870	10/04/24	99,089
74,625	i	Spin Holdco, Inc	LIBOR 3 M + 4.000%	4.750	03/01/28	74,801
88,634	i	Trans Union LLC	LIBOR 1 M + 1.750%	1.854	11/16/26	87,747
65,000	h,i	Trans Union LLC	LIBOR 1 M + 2.250%	2.750	12/01/28	64,789

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES				437,544

CONSUMER SERVICES - 0.1%
99,000	i	IRB Holding Corp	LIBOR 1 M + 3.250%	4.250	12/15/27	98,907
44,754	i	KUEHG Corp	LIBOR 3 M + 3.750%	4.750	02/21/25	43,764
48,366	i	Scientific Games International, Inc	LIBOR 1 M + 2.750%	2.854	08/14/24	48,162
70,000	i	Stars Group Holdings BV	LIBOR 3 M + 2.250%	2.382	07/21/26	69,704

		TOTAL CONSUMER SERVICES				260,537

DIVERSIFIED FINANCIALS - 0.0%
33,989	i	Lions Gate Capital Holdings LLC	LIBOR 1 M + 2.250%	2.354	03/24/25	33,663

		TOTAL DIVERSIFIED FINANCIALS				33,663

ENERGY - 0.0%
73,693	i	Buckeye Partners LP	LIBOR 1 M + 2.250%	2.354	11/01/26	73,367
48,987	i	Delek US Holdings, Inc	LIBOR 1 M + 2.250%	2.354	03/31/25	47,517

		TOTAL ENERGY				120,884

FOOD, BEVERAGE & TOBACCO - 0.3%
147,750	i	Froneri US, Inc	LIBOR 1 M + 2.250%	2.354	01/29/27	145,652
99,500	i	Hayward Industries, Inc	LIBOR 1 M + 2.500%	3.000	05/28/28	98,982
98,974	i	Hearthside Food Solutions LLC	LIBOR 1 M + 3.688%	3.792	05/23/25	98,214
126,376	i	Hostess Brands LLC	LIBOR 1 M + 2.250%	3.000	08/01/25	125,890
132,365	i	Triton Water Holdings, Inc	LIBOR 3 M + 3.500%	4.000	03/31/28	130,800

		TOTAL FOOD, BEVERAGE & TOBACCO				599,538

HEALTH CARE EQUIPMENT & SERVICES - 0.2%
74,438	i	ADMI Corp	LIBOR 1 M + 3.375%	3.875	12/23/27	73,910
73,875	i	Da Vinci Purchaser Corp	LIBOR 1 M + 4.000%	5.000	01/08/27	73,852
96,635	i	Envision Healthcare Corp	LIBOR 1 M + 3.750%	3.854	10/10/25	77,474
99,250	i	Global Medical Response, Inc	LIBOR 3 M + 4.250%	5.250	10/02/25	98,729
3,641	i	Grifols Worldwide Operations USA, Inc	LIBOR 1 M + 2.000%	2.104	11/15/27	3,587
40,202	i	NMN Holdings III Corp	LIBOR 1 M + 3.750%	3.840	11/13/25	39,398
8,605	i	NMN Holdings III Corp	LIBOR 1 M + 3.750%	3.905	11/13/25	8,433

		TOTAL HEALTH CARE EQUIPMENT & SERVICES				375,383

HOUSEHOLD & PERSONAL PRODUCTS - 0.0%
34,738	i	Energizer Holdings, Inc	LIBOR 1 M + 2.250%	2.750	12/16/27	34,596

		TOTAL HOUSEHOLD & PERSONAL PRODUCTS				34,596

INSURANCE - 0.1%
96,776	i	Acrisure LLC	LIBOR 1 M + 3.500%	3.691	02/15/27	95,567
98,250	i	NFP Corp	LIBOR 1 M + 3.250%	3.354	02/15/27	96,546

		TOTAL INSURANCE				192,113

TIAA-CREF LIFE FUNDS - Core Bond Fund

PRINCIPAL		ISSUER	REFERENCE RATE & SPREAD	RATE	MATURITY DATE	VALUE

MATERIALS - 0.1%
$ 99,750	i	Eco Services Operations Corp	LIBOR 3 M + 2.750%	3.250%	06/09/28	$99,572
17,801	i	Messer Industries USA, Inc	LIBOR 3 M + 2.500%	2.724	03/01/26	17,643
74,726	i	Starfruit US Holdco LLC	LIBOR 1 M + 3.000%	3.102	10/01/25	74,399

		TOTAL MATERIALS				191,614

MEDIA & ENTERTAINMENT - 0.3%
36,545	i	Cirque Du Soleil Holding USA Newco, Inc	LIBOR 3 M + 6.000%	7.000	11/24/25	36,513
34,819	i	Cirque Du Soleil Holding USA Newco, Inc	LIBOR 3 M + 1.000%	2.000	11/24/27	34,612
24,875	i	CNT Holdings I Corp	LIBOR 3 M + 3.500%	4.250	11/08/27	24,870
68,425	i	DIRECTV Financing LLC	LIBOR 1 M + 5.000%	5.750	08/02/27	68,445
99,500	i	INEOS US Petrochem LLC	LIBOR 1 M + 2.750%	3.250	01/29/26	99,148
29,223	i	Nielsen Finance LLC	LIBOR 3 M + 2.000%	2.239	10/04/23	29,195
99,250	i	Rackspace Technology Global, Inc	LIBOR 3 M + 2.750%	3.500	02/03/28	98,429
142,556	i	Ryan Specialty Group LLC	LIBOR 1 M + 3.000%	3.750	09/01/27	142,343
50,000	i	Virgin Media Bristol LLC	LIBOR 1 M + 2.500%	2.610	01/31/28	49,510
43,780	i	Woof Holdings, Inc	LIBOR 3 M + 3.750%	4.500	12/21/27	43,780

		TOTAL MEDIA & ENTERTAINMENT				626,845

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.1%
62,595	i	Bausch Health Americas, Inc	LIBOR 1 M + 3.000%	3.104	06/02/25	62,266
56,691	i	Bausch Health Americas, Inc	LIBOR 1 M + 2.750%	2.854	11/27/25	56,324
95,470	i	Endo Luxembourg Finance Co I Sarl	LIBOR 3 M + 5.000%	5.750	03/27/28	92,654

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES				211,244

REAL ESTATE - 0.0%
97,022	i	Cushman & Wakefield plc	LIBOR 1 M + 2.750%	2.854	08/21/25	96,277

		TOTAL REAL ESTATE				96,277

SOFTWARE & SERVICES - 0.1%
24,563	i	Camelot Finance S.A.	LIBOR 1 M + 3.000%	3.104	10/30/26	24,373
49,875	i	Magenta Buyer LLC	LIBOR 1 M + 5.000%	5.750	07/27/28	49,704
73,489	i	Rocket Software, Inc	LIBOR 1 M + 4.250%	4.354	11/28/25	72,972

		TOTAL SOFTWARE & SERVICES				147,049

TECHNOLOGY HARDWARE & EQUIPMENT - 0.0%
81,892	i	Plantronics, Inc	LIBOR 3 M + 2.500%	2.709	07/02/25	79,962

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT				79,962

TRANSPORTATION - 0.0%
30,000	i	Air Canada	LIBOR 3 M + 3.500%	4.250	08/09/28	29,877
47,490	i	American Airlines, Inc	LIBOR 1 M + 2.000%	2.110	12/14/23	46,411
25,000	i	Mileage Plus Holdings LLC	LIBOR 1 M + 5.250%	6.250	06/18/27	26,328

		TOTAL TRANSPORTATION				102,616

		TOTAL BANK LOAN OBLIGATIONS				3,640,149

		(Cost $3,666,142)

BONDS - 94.5%

CORPORATE BONDS - 43.4%

AUTOMOBILES & COMPONENTS - 0.3%
13,000	g	Adient US LLC		9.000	04/15/25	13,813
5,000		Dana, Inc		5.375	11/15/27	5,243
25,000		Dana, Inc		4.250	09/01/30	25,344
100,000	g	Gates Global LLC		6.250	01/15/26	103,250
150,000		General Motors Co		6.125	10/01/25	172,309
125,000		General Motors Co		5.200	04/01/45	154,657
100,000		Goodyear Tire & Rubber Co		5.250	04/30/31	108,701

		TOTAL AUTOMOBILES & COMPONENTS				583,317

BANKS - 9.5%
200,000	g	Australia & New Zealand Banking Group Ltd		2.950	07/22/30	204,972

TIAA-CREF LIFE FUNDS - Core Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE		VALUE

$ 200,000	g	Banco de Credito del Peru	3.250%	09/30/31		$197,502
200,000	g	Banco de Credito e Inversiones S.A.	2.875	10/14/31		197,000
200,000	g	Banco Internacional del Peru SAA Interbank	3.375	01/18/23		202,752
200,000	g	Banco Santander Mexico S.A. Institucion de Banca Multiple	5.375	04/17/25		218,252
		Grupo Financiero Santand
200,000		Banco Santander S.A.	1.722	09/14/27		196,361
200,000		Banco Santander S.A.	3.800	02/23/28		216,798
200,000		Banco Santander S.A.	4.750	N/A	‡	199,858
200,000		Bancolombia S.A.	3.000	01/29/25		200,749
200,000	g	Bangkok Bank PCL	3.466	09/23/36		200,073
200,000	g	Bank Hapoalim BM	3.255	01/21/32		198,400
200,000	g	Bank Leumi Le-Israel BM	3.275	01/29/31		200,000
200,000		Bank of America Corp	3.875	08/01/25		216,782
600,000		Bank of America Corp	2.456	10/22/25		616,238
475,000		Bank of America Corp	3.824	01/20/28		514,366
450,000		Bank of America Corp	2.496	02/13/31		451,147
1,000,000		Bank of America Corp	2.592	04/29/31		1,010,175
500,000		Bank of America Corp	1.922	10/24/31		478,728
100,000		Bank of America Corp	2.676	06/19/41		96,257
125,000		Bank of America Corp	3.311	04/22/42		131,378
200,000		Bank of America Corp	6.100	N/A	‡	216,750
100,000		Bank of Montreal	3.803	12/15/32		107,259
200,000		Barclays plc	4.338	05/16/24		208,195
300,000		Barclays plc	3.330	11/24/42		305,286
150,000	g	BNP Paribas S.A.	2.819	11/19/25		154,371
100,000	g	BNP Paribas S.A.	2.219	06/09/26		100,930
300,000	g	BNP Paribas S.A.	1.904	09/30/28		292,854
200,000	g	BNP Paribas S.A.	7.375	N/A	‡	227,250
125,000		Citigroup, Inc	3.875	03/26/25		133,401
500,000		Citigroup, Inc	3.200	10/21/26		529,844
175,000		Citigroup, Inc	4.300	11/20/26		193,633
95,000		Citigroup, Inc	4.450	09/29/27		105,927
100,000		Citigroup, Inc	4.125	07/25/28		109,741
275,000		Citigroup, Inc	2.666	01/29/31		279,162
140,000		Citigroup, Inc	2.572	06/03/31		141,211
600,000		Citigroup, Inc	2.520	11/03/32		599,289
200,000		Citigroup, Inc	5.000	N/A	‡	206,000
325,000	g	Cooperatieve Rabobank UA	1.339	06/24/26		320,329
200,000	g	Credicorp Ltd	2.750	06/17/25		201,915
150,000	g	Credit Agricole S.A.	3.250	10/04/24		156,904
250,000	g	Credit Agricole S.A.	1.247	01/26/27		243,265
150,000		Discover Bank	2.450	09/12/24		153,535
150,000		Discover Bank	3.450	07/27/26		158,667
250,000		Discover Bank	2.700	02/06/30		253,163
385,000		HSBC Holdings plc	4.292	09/12/26		415,649
50,000		HSBC Holdings plc	4.375	11/23/26		54,856
500,000		HSBC Holdings plc	2.251	11/22/27		501,041
50,000		HSBC Holdings plc	2.013	09/22/28		48,945
200,000		HSBC Holdings plc	2.206	08/17/29		196,124
550,000		HSBC Holdings plc	6.000	N/A	‡	591,937
150,000		JPMorgan Chase & Co	2.700	05/18/23		153,404
225,000		JPMorgan Chase & Co	2.301	10/15/25		230,109
250,000		JPMorgan Chase & Co	3.200	06/15/26		265,105
500,000		JPMorgan Chase & Co	3.702	05/06/30		546,426
150,000		JPMorgan Chase & Co	2.522	04/22/31		151,610
350,000		JPMorgan Chase & Co	2.956	05/13/31		362,381
725,000		JPMorgan Chase & Co	1.953	02/04/32		698,293
300,000		JPMorgan Chase & Co	3.157	04/22/42		313,164
100,000		JPMorgan Chase & Co	5.000	N/A	‡	102,750
178,000		JPMorgan Chase & Co	6.100	N/A	‡	187,790
310,000		JPMorgan Chase & Co	3.650	N/A	‡	309,225
300,000		Lloyds Banking Group plc	6.750	N/A	‡	338,070
200,000		Lloyds Banking Group plc	7.500	N/A	‡	226,043
250,000		M&T Bank Corp	3.500	N/A	‡	244,950
200,000		Natwest Group plc	3.032	11/28/35		197,338

TIAA-CREF LIFE FUNDS - Core Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE		VALUE

$ 200,000		Natwest Group plc	4.600%	N/A	‡	$196,000
250,000	g	NBK SPC Ltd	1.625	09/15/27		243,610
200,000	g	Oversea-Chinese Banking Corp Ltd	1.832	09/10/30		198,256
100,000		PNC Bank NA	2.700	10/22/29		103,307
300,000		PNC Financial Services Group, Inc	3.400	N/A	‡	295,272
200,000		Royal Bank of Canada	2.550	07/16/24		206,630
200,000		Royal Bank of Scotland Group plc	3.073	05/22/28		208,018
200,000		Santander Holdings USA, Inc	3.400	01/18/23		204,406
200,000		Sumitomo Mitsui Financial Group, Inc	2.696	07/16/24		206,535
100,000		Toronto-Dominion Bank	3.625	09/15/31		107,423
125,000		Truist Bank	1.500	03/10/25		125,722
200,000		Truist Financial Corp	4.800	N/A	‡	208,500
200,000		Truist Financial Corp	4.950	N/A	‡	214,578
200,000	g	UBS Group AG.	1.494	08/10/27		195,106
200,000	g	UBS Group AG.	3.875	N/A	‡	197,090
150,000		Wells Fargo & Co	3.750	01/24/24		157,494
100,000		Wells Fargo & Co	3.550	09/29/25		106,558
425,000		Wells Fargo & Co	2.393	06/02/28		431,940
200,000		Wells Fargo & Co	2.879	10/30/30		207,918
450,000		Wells Fargo & Co	3.900	N/A	‡	462,375
120,000		Westpac Banking Corp	2.668	11/15/35		116,898

		TOTAL BANKS				21,875,515

CAPITAL GOODS - 1.2%
200,000	g	BAE Systems plc	1.900	02/15/31		189,764
450,000		Boeing Co	2.196	02/04/26		449,893
200,000		Boeing Co	2.950	02/01/30		203,765
25,000		Boeing Co	3.250	02/01/35		25,191
250,000		Boeing Co	5.805	05/01/50		338,531
200,000	g	Embraer Netherlands Finance BV	6.950	01/17/28		220,800
62,000	g	H&E Equipment Services, Inc	3.875	12/15/28		61,535
100,000		L3Harris Technologies, Inc	3.850	06/15/23		103,867
100,000	e	Lockheed Martin Corp	1.850	06/15/30		98,209
175,000		Northrop Grumman Corp	3.250	01/15/28		187,288
100,000		Parker-Hannifin Corp	3.250	06/14/29		105,978
175,000		Raytheon Technologies Corp	4.125	11/16/28		195,745
100,000		Raytheon Technologies Corp	2.250	07/01/30		99,716
125,000		Roper Technologies, Inc	1.400	09/15/27		121,291
75,000		Roper Technologies, Inc	2.000	06/30/30		72,103
200,000	g	TSMC Global Ltd	1.000	09/28/27		188,786
15,000	g	WESCO Distribution, Inc	7.250	06/15/28		16,444

		TOTAL CAPITAL GOODS				2,678,906

COMMERCIAL & PROFESSIONAL SERVICES - 0.3%
40,000	g	ADT Corp	4.875	07/15/32		40,840
15,000	g	ASGN, Inc	4.625	05/15/28		15,529
13,000	g	Booz Allen Hamilton, Inc	3.875	09/01/28		13,228
25,000	g	Booz Allen Hamilton, Inc	4.000	07/01/29		25,822
10,000	g	GFL Environmental, Inc	4.250	06/01/25		10,289
65,000	g	GFL Environmental, Inc	5.125	12/15/26		67,600
31,000	g	GFL Environmental, Inc	3.500	09/01/28		30,535
100,000		IHS Markit Ltd	4.125	08/01/23		104,500
100,000		IHS Markit Ltd	4.250	05/01/29		113,750
50,000	g	Prime Security Services Borrower LLC	5.750	04/15/26		53,684
26,000	g	Prime Security Services Borrower LLC	3.375	08/31/27		25,100
70,000	g	Prime Security Services Borrower LLC	6.250	01/15/28		72,975
100,000		Verisk Analytics, Inc	3.625	05/15/50		108,740
32,000	g	WASH Multifamily Acquisition, Inc	5.750	04/15/26		33,630
100,000		Waste Management, Inc	2.500	11/15/50		95,135

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES				811,357

CONSUMER DURABLES & APPAREL - 0.0%
8,000		Newell Brands, Inc	4.875	06/01/25		8,720

		TOTAL CONSUMER DURABLES & APPAREL				8,720

TIAA-CREF LIFE FUNDS - Core Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE		VALUE

CONSUMER SERVICES - 0.4%
$ 500,000		Anheuser-Busch Cos LLC	3.650%	02/01/26		$536,827
37,000	g	Cedar Fair LP	5.500	05/01/25		38,295
6,000	g	Hilton Domestic Operating Co, Inc	5.750	05/01/28		6,411
74,000	g	Hilton Domestic Operating Co, Inc	3.625	02/15/32		73,611
150,000		Hyatt Hotels Corp	1.300	10/01/23		149,993
20,000	g	International Game Technology plc	4.125	04/15/26		20,601
60,000	g	International Game Technology plc	6.250	01/15/27		67,200
25,000	g	Marriott Ownership Resorts, Inc	4.500	06/15/29		25,163

		TOTAL CONSUMER SERVICES				918,101

DIVERSIFIED FINANCIALS - 4.5%
150,000		AerCap Ireland Capital DAC	1.750	01/30/26		147,122
200,000		AerCap Ireland Capital DAC	2.450	10/29/26		201,640
150,000		AerCap Ireland Capital DAC	3.650	07/21/27		158,073
150,000		AerCap Ireland Capital DAC	3.300	01/30/32		152,816
150,000		AerCap Ireland Capital DAC	3.850	10/29/41		156,246
200,000		Ally Financial, Inc	4.700	N/A	‡	207,500
300,000		American Express Co	3.550	N/A	‡	300,525
225,000		Bank of New York Mellon Corp	4.700	N/A	‡	240,019
75,000	g	BPCE S.A.	4.625	07/11/24		80,157
360,000		Capital One Bank USA NA	3.375	02/15/23		369,963
185,000		Capital One Financial Corp	3.950	N/A	‡	185,925
200,000		Charles Schwab Corp	4.000	N/A	‡	204,000
200,000		Charles Schwab Corp	5.375	N/A	‡	218,000
30,000	g	Compass Group Diversified Holdings LLC	5.250	04/15/29		31,425
200,000	g	Credit Suisse Group AG.	2.997	12/14/23		203,225
125,000	g	Credit Suisse Group AG.	1.305	02/02/27		120,754
250,000	g	Credit Suisse Group AG.	3.091	05/14/32		254,388
200,000		Credit Suisse Group Funding Guernsey Ltd	3.800	06/09/23		207,210
150,000		Credit Suisse Group Funding Guernsey Ltd	3.750	03/26/25		159,166
100,000		Deutsche Bank AG.	2.311	11/16/27		99,955
150,000		Deutsche Bank AG.	3.035	05/28/32		151,146
200,000		Deutsche Bank AG.	4.789	N/A	‡	198,400
150,000		Ford Motor Credit Co LLC	3.096	05/04/23		152,812
500,000		GE Capital International Funding Co	4.418	11/15/35		596,680
350,000		General Motors Financial Co, Inc	2.750	06/20/25		361,157
100,000		General Motors Financial Co, Inc	5.650	01/17/29		118,587
150,000		General Motors Financial Co, Inc	2.700	06/10/31		149,465
150,000		Goldman Sachs Group, Inc	3.500	01/23/25		158,136
150,000		Goldman Sachs Group, Inc	3.500	04/01/25		158,615
50,000		Goldman Sachs Group, Inc	1.431	03/09/27		48,981
325,000		Goldman Sachs Group, Inc	3.691	06/05/28		349,974
350,000		Goldman Sachs Group, Inc	2.615	04/22/32		352,514
50,000		Goldman Sachs Group, Inc	2.650	10/21/32		50,313
100,000		Goldman Sachs Group, Inc	4.017	10/31/38		114,373
125,000		Goldman Sachs Group, Inc	4.800	07/08/44		159,645
50,000		Icahn Enterprises LP	5.250	05/15/27		51,421
38,000		Icahn Enterprises LP	4.375	02/01/29		37,050
200,000	g	Indian Railway Finance Corp Ltd	3.249	02/13/30		202,909
100,000		International Lease Finance Corp	5.875	08/15/22		103,086
80,000	g	LCM Investments Holdings II LLC	4.875	05/01/29		82,214
68,000	g	LPL Holdings, Inc	4.000	03/15/29		69,615
200,000	g	Macquarie Bank, London	6.125	N/A	‡	213,416
150,000		Morgan Stanley	2.720	07/22/25		154,574
300,000		Morgan Stanley	2.188	04/28/26		305,885
575,000		Morgan Stanley	3.125	07/27/26		609,111
125,000		Morgan Stanley	1.512	07/20/27		123,030
50,000		Morgan Stanley	2.699	01/22/31		51,154
100,000	e	Morgan Stanley	1.794	02/13/32		94,655
175,000		Morgan Stanley	2.239	07/21/32		171,163
60,000		Northern Trust Corp	4.600	N/A	‡	64,548
200,000	g	Power Finance Corp Ltd	3.950	04/23/30		206,670
50,000		SLM Corp	5.500	01/25/23		52,075
200,000	g	Societe Generale S.A.	2.889	06/09/32		199,503

TIAA-CREF LIFE FUNDS - Core Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 15,000		Springleaf Finance Corp	5.375%	11/15/29	$16,309
200,000	g	Swiss Re Finance Luxembourg SA	5.000	04/02/49	223,750
75,000		Synchrony Financial	4.375	03/19/24	79,127
75,000		Synchrony Financial	4.250	08/15/24	79,435
200,000	g	UBS Group AG	2.859	08/15/23	202,398
135,000		Voya Financial, Inc	5.650	05/15/53	139,556

		TOTAL DIVERSIFIED FINANCIALS			10,351,561

ENERGY - 4.4%
19,000	g	Archrock Partners LP	6.250	04/01/28	19,812
100,000	e	Calumet Specialty Products Partners LP	7.750	04/15/23	99,625
200,000		Cenovus Energy, Inc	4.250	04/15/27	217,998
100,000		Cenovus Energy, Inc	2.650	01/15/32	97,837
150,000		Chevron Corp	1.554	05/11/25	151,272
300,000	g	ConocoPhillips	2.400	02/15/31	300,954
150,000		Diamondback Energy, Inc	2.875	12/01/24	155,612
100,000		Diamondback Energy, Inc	3.125	03/24/31	103,065
35,000	g	DT Midstream, Inc	4.125	06/15/29	35,831
30,000	g	DT Midstream, Inc	4.375	06/15/31	31,200
50,000		Ecopetrol S.A.	5.875	09/18/23	53,000
45,000		Ecopetrol S.A.	6.875	04/29/30	50,232
200,000		Ecopetrol S.A.	4.625	11/02/31	194,440
200,000	g	Empresa Nacional del Petroleo	3.450	09/16/31	190,502
375,000		Enbridge, Inc	3.125	11/15/29	392,700
150,000		Enbridge, Inc	5.750	07/15/80	166,500
33,000	g	Energean Israel Finance Ltd	4.875	03/30/26	32,714
100,000		Energy Transfer Operating LP	2.900	05/15/25	103,303
50,000		Energy Transfer Operating LP	4.750	01/15/26	54,693
100,000		Energy Transfer Operating LP	5.500	06/01/27	114,065
150,000		Energy Transfer Operating LP	4.950	06/15/28	168,735
100,000		Energy Transfer Operating LP	6.250	04/15/49	130,626
175,000		Energy Transfer Operating LP	5.000	05/15/50	201,372
6,000	g	EnLink Midstream LLC	5.625	01/15/28	6,240
100,000		Enterprise Products Operating LLC	3.700	02/15/26	107,262
100,000		Enterprise Products Operating LLC	3.125	07/31/29	106,190
100,000		Enterprise Products Operating LLC	4.250	02/15/48	113,186
100,000		Enterprise Products Operating LLC	4.200	01/31/50	112,099
125,000		Enterprise Products Operating LLC	3.300	02/15/53	124,324
100,000	g	EQM Midstream Partners LP	4.500	01/15/29	104,000
25,000	g	EQT Corp	3.125	05/15/26	25,663
40,000	g	Ferrellgas Escrow LLC	5.375	04/01/26	38,600
44,000	g	Ferrellgas Escrow LLC	5.875	04/01/29	42,240
200,000	g	Galaxy Pipeline Assets Bidco Ltd	2.625	03/31/36	195,350
10,000	g	Hilcorp Energy I LP	5.750	02/01/29	10,307
9,000	g	Hilcorp Energy I LP	6.000	02/01/31	9,292
100,000	g	Leviathan Bond Ltd	6.125	06/30/25	105,534
100,000		Magellan Midstream Partners LP	3.250	06/01/30	105,025
75,000		Marathon Petroleum Corp	3.800	04/01/28	80,379
100,000		Marathon Petroleum Corp	5.000	09/15/54	118,492
150,000		MPLX LP	1.750	03/01/26	148,491
450,000		MPLX LP	2.650	08/15/30	447,944
125,000		MPLX LP	4.700	04/15/48	144,216
34,000		Murphy Oil Corp	5.875	12/01/27	35,104
33,000		Occidental Petroleum Corp	5.500	12/01/25	36,609
75,000		Occidental Petroleum Corp	4.100	02/15/47	73,500
200,000	e,g	Oleoducto Central S.A.	4.000	07/14/27	198,900
225,000		ONEOK, Inc	4.550	07/15/28	248,400
225,000		ONEOK, Inc	4.350	03/15/29	245,221
100,000		ONEOK, Inc	4.500	03/15/50	110,753
67,000	g	Parkland Corp	4.500	10/01/29	67,053
200,000	g	Pertamina Persero PT	1.400	02/09/26	194,026
200,000	g	Pertamina Persero PT	3.650	07/30/29	212,361
100,000		Petrobras Global Finance BV	5.600	01/03/31	105,900
100,000		Petroleos Mexicanos	5.950	01/28/31	97,172
67,000	g	Petroleos Mexicanos	6.700	02/16/32	67,670

TIAA-CREF LIFE FUNDS - Core Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 200,000	g	Petronas Energy Canada Ltd	2.112%	03/23/28	$200,066
200,000		Phillips 66	2.150	12/15/30	192,474
100,000		Phillips 66	3.300	03/15/52	99,890
200,000		Phillips 66 Partners LP	3.150	12/15/29	207,343
200,000	g	Qatar Petroleum	2.250	07/12/31	198,017
200,000	g	S.A. Global Sukuk Ltd	0.946	06/17/24	196,888
175,000		Sabine Pass Liquefaction LLC	4.200	03/15/28	191,690
100,000		Sabine Pass Liquefaction LLC	4.500	05/15/30	112,802
100,000	g	Santos Finance Ltd	3.649	04/29/31	101,818
200,000	g	Saudi Arabian Oil Co	2.250	11/24/30	194,498
125,000		Sunoco Logistics Partners Operations LP	4.000	10/01/27	134,215
25,000		Sunoco Logistics Partners Operations LP	5.400	10/01/47	29,337
23,000		Sunoco LP	4.500	05/15/29	23,357
28,000	g	Superior Plus LP	4.500	03/15/29	28,780
25,000		Targa Resources Partners LP	6.500	07/15/27	26,800
20,000	g	Targa Resources Partners LP	4.000	01/15/32	20,900
150,000		Total Capital International S.A.	3.127	05/29/50	153,754
350,000		TransCanada PipeLines Ltd	4.250	05/15/28	390,298
200,000		Transcanada Trust	5.500	09/15/79	213,500
40,000		USA Compression Partners LP	6.875	04/01/26	41,600
25,000		USA Compression Partners LP	6.875	09/01/27	26,406
25,000		Vale Overseas Ltd	6.875	11/21/36	33,219
250,000		Williams Cos, Inc	2.600	03/15/31	248,302
75,000		Williams Partners LP	3.750	06/15/27	80,968

		TOTAL ENERGY			10,050,513

FOOD & STAPLES RETAILING - 0.4%
100,000		Costco Wholesale Corp	1.600	04/20/30	96,876
100,000		Kroger Co	3.700	08/01/27	109,148
110,000		Kroger Co	3.875	10/15/46	122,396
100,000		SYSCO Corp	3.150	12/14/51	98,428
100,000		Walmart, Inc	1.050	09/17/26	98,876
225,000		Walmart, Inc	1.800	09/22/31	222,744
100,000		Walmart, Inc	2.500	09/22/41	100,822

		TOTAL FOOD & STAPLES RETAILING			849,290

FOOD, BEVERAGE & TOBACCO - 1.2%
50,000		Altria Group, Inc	3.400	05/06/30	51,732
75,000		Altria Group, Inc	2.450	02/04/32	71,206
100,000		Altria Group, Inc	5.950	02/14/49	124,793
380,000		Anheuser-Busch InBev Worldwide, Inc	4.750	01/23/29	442,296
85,000		Anheuser-Busch InBev Worldwide, Inc	4.439	10/06/48	101,594
125,000		BAT Capital Corp	2.259	03/25/28	121,804
200,000		BAT Capital Corp	4.906	04/02/30	224,494
125,000		BAT Capital Corp	2.726	03/25/31	121,303
150,000		BAT Capital Corp	3.984	09/25/50	144,186
100,000		Constellation Brands, Inc	4.400	11/15/25	109,611
100,000		Constellation Brands, Inc	3.700	12/06/26	108,021
100,000		Constellation Brands, Inc	3.150	08/01/29	105,471
100,000		Constellation Brands, Inc	2.875	05/01/30	102,625
100,000		Constellation Brands, Inc	2.250	08/01/31	97,737
100,000		Diageo Capital plc	2.125	10/24/24	102,243
100,000		Diageo Capital plc	2.375	10/24/29	102,124
200,000		Diageo Capital plc	2.000	04/29/30	197,887
150,000	g	Embotelladora Andina S.A.	3.950	01/21/50	154,875
100,000		J M Smucker Co	2.125	03/15/32	96,713
41,000	g	Post Holdings, Inc	4.625	04/15/30	41,759
75,000	g	Primo Water Holdings, Inc	4.375	04/30/29	74,250

		TOTAL FOOD, BEVERAGE & TOBACCO			2,696,724

HEALTH CARE EQUIPMENT & SERVICES - 2.0%
100,000		Abbott Laboratories	5.300	05/27/40	138,082
100,000		Anthem, Inc	2.550	03/15/31	102,095
100,000		Becton Dickinson & Co	2.823	05/20/30	103,507
100,000		Boston Scientific Corp	2.650	06/01/30	101,941

TIAA-CREF LIFE FUNDS - Core Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE		VALUE

$ 75,000		Centene Corp	4.250%	12/15/27		$78,187
35,000		Centene Corp	2.450	07/15/28		34,475
180,000		Centene Corp	3.000	10/15/30		182,972
200,000		Children’s Hospital Medic	4.268	05/15/44		252,607
100,000		Cigna Corp	2.400	03/15/30		100,882
100,000		Cigna Corp	3.200	03/15/40		103,593
250,000		CVS Health Corp	3.625	04/01/27		271,275
225,000		CVS Health Corp	3.750	04/01/30		246,679
400,000		CVS Health Corp	1.750	08/21/30		381,180
400,000		CVS Health Corp	4.780	03/25/38		486,900
200,000		CVS Health Corp	5.050	03/25/48		261,488
250,000		Dartmouth-Hitchcock Health	4.178	08/01/48		296,195
60,000	g	DaVita, Inc	4.625	06/01/30		61,425
100,000	g	DaVita, Inc	3.750	02/15/31		97,433
160,000		HCA, Inc	5.625	09/01/28		186,958
100,000		HCA, Inc	5.500	06/15/47		130,854
100,000		Humana, Inc	3.950	03/15/27		109,291
300,000		Humana, Inc	2.150	02/03/32		290,080
20,000	g	LifePoint Health, Inc	4.375	02/15/27		20,150
67,000		MPT Operating Partnership LP	3.500	03/15/31		67,754
10,000	g	Tenet Healthcare Corp	4.625	06/15/28		10,275
80,000	g	Tenet Healthcare Corp	4.375	01/15/30		81,045
375,000		UnitedHealth Group, Inc	2.300	05/15/31		381,532

		TOTAL HEALTH CARE EQUIPMENT & SERVICES				4,578,855

HOUSEHOLD & PERSONAL PRODUCTS - 0.0%
100,000		Church & Dwight Co, Inc	2.300	12/15/31		100,854

		TOTAL HOUSEHOLD & PERSONAL PRODUCTS				100,854

INSURANCE - 1.2%
62,000	g	Acrisure LLC	4.250	02/15/29		60,295
100,000		American Financial Group, Inc	3.500	08/15/26		106,960
25,000	g	AmWINS Group, Inc	4.875	06/30/29		25,250
175,000		Aon plc	3.500	06/14/24		183,915
100,000		Berkshire Hathaway Finance Corp	1.850	03/12/30		99,057
100,000		Berkshire Hathaway Finance Corp	4.250	01/15/49		122,789
100,000		CNA Financial Corp	3.950	05/15/24		105,505
175,000		CNA Financial Corp	2.050	08/15/30		169,450
100,000	g	Equitable Financial Life Global Funding	1.400	07/07/25		99,082
100,000	g	Five Corners Funding Trust II	2.850	05/15/30		103,619
500,000		Hartford Financial Services Group, Inc	2.800	08/19/29		518,498
100,000		Hartford Financial Services Group, Inc	4.300	04/15/43		117,788
100,000		Hartford Financial Services Group, Inc	2.900	09/15/51		98,530
100,000	g	Liberty Mutual Group, Inc	3.951	10/15/50		110,686
100,000		MetLife, Inc	3.600	11/13/25		107,835
115,000		MetLife, Inc	3.850	N/A	‡	117,300
100,000	g	Metropolitan Life Global Funding I	2.950	04/09/30		105,447
150,000		PartnerRe Finance B LLC	4.500	10/01/50		157,824
175,000		Prudential Financial, Inc	3.700	10/01/50		177,028
100,000	g	Prudential Funding LLC	6.750	09/15/23		108,873
100,000		Reinsurance Group of America, Inc	3.900	05/15/29		109,347

		TOTAL INSURANCE				2,805,078

MATERIALS - 1.7%
250,000		Amcor Flexibles North America, Inc	2.690	05/25/31		253,382
200,000	g	Anglo American Capital plc	2.625	09/10/30		196,112
200,000		AngloGold Ashanti Holdings plc	3.750	10/01/30		201,396
38,000		Ball Corp	2.875	08/15/30		36,860
100,000		Bemis Co, Inc	2.630	06/19/30		100,356
225,000		Berry Global, Inc	1.570	01/15/26		220,167
150,000		Berry Global, Inc	1.650	01/15/27		146,534
200,000	g	Celulosa Arauco y Constitucion S.A.	4.250	04/30/29		213,000
200,000	g	Cemex SAB de C.V.	5.450	11/19/29		214,250
200,000	g	Corp Nacional del Cobre de Chile	3.150	01/14/30		203,879
200,000	g	First Quantum Minerals Ltd	6.875	10/15/27		215,250

TIAA-CREF LIFE FUNDS - Core Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 100,000		Freeport-McMoRan, Inc	5.450%	03/15/43	$125,709
27,000		International Paper Co	4.350	08/15/48	33,072
100,000	g	Midwest Connector Capital Co LLC	3.900	04/01/24	103,647
100,000	g	Midwest Connector Capital Co LLC	4.625	04/01/29	107,635
100,000		Newmont Corp	2.250	10/01/30	98,592
125,000		Newmont Corp	2.600	07/15/32	125,267
100,000	g	Nova Chemicals Corp	4.875	06/01/24	103,250
100,000		Nutrien Ltd	2.950	05/13/30	105,232
200,000	e,g	OCP S.A.	3.750	06/23/31	194,359
200,000	g	Orbia Advance Corp SAB de C.V.	1.875	05/11/26	197,078
80,000	g	Owens-Brockway Glass Container, Inc	5.875	08/15/23	83,800
19,000	g	PolyOne Corp	5.750	05/15/25	19,808
200,000		Sasol Financing USA LLC	4.375	09/18/26	201,250
200,000		Suzano Austria GmbH	3.750	01/15/31	203,252
200,000	g	UltraTech Cement Ltd	2.800	02/16/31	193,097
100,000		WRKCo, Inc	4.900	03/15/29	116,330

		TOTAL MATERIALS			4,012,564

MEDIA & ENTERTAINMENT - 2.6%
100,000		Activision Blizzard, Inc	1.350	09/15/30	92,238
150,000		Agree LP	2.000	06/15/28	146,940
100,000	g	Arches Buyer, Inc	4.250	06/01/28	99,948
100,000		AstraZeneca Finance LLC	2.250	05/28/31	100,700
200,000	g	Banco Nacional de Panama	2.500	08/11/30	187,502
200,000	g	BOC Aviation USA Corp	1.625	04/29/24	199,698
200,000	g	Cable Onda S.A.	4.500	01/30/30	205,360
100,000	g	CCO Holdings LLC	5.125	05/01/27	103,000
125,000		Charter Communications Operating LLC	2.250	01/15/29	121,962
25,000		Charter Communications Operating LLC	2.800	04/01/31	24,737
50,000		Charter Communications Operating LLC	5.125	07/01/49	57,998
600,000		Charter Communications Operating LLC	4.800	03/01/50	671,781
475,000		Comcast Corp	2.350	01/15/27	491,952
150,000		Comcast Corp	4.150	10/15/28	170,285
100,000		Comcast Corp	1.500	02/15/31	94,387
300,000		Comcast Corp	3.200	07/15/36	319,942
425,000		Comcast Corp	2.800	01/15/51	409,446
75,000	g	Comcast Corp	2.887	11/01/51	72,599
40,000	g	DIRECTV Holdings LLC	5.875	08/15/27	40,948
100,000		Discovery Communications LLC	3.625	05/15/30	106,907
100,000		Discovery Communications LLC	5.200	09/20/47	123,957
50,000		DISH DBS Corp	5.000	03/15/23	51,250
60,000	g	DISH DBS Corp	5.250	12/01/26	60,947
50,000		DISH DBS Corp	5.125	06/01/29	45,500
35,000		Grupo Televisa SAB	6.625	01/15/40	47,476
15,000		Lamar Media Corp	3.625	01/15/31	14,607
200,000	g	LUKOIL Capital DAC	2.800	04/26/27	196,978
33,000	g	News Corp	3.875	05/15/29	33,330
100,000		Omnicom Group, Inc	2.600	08/01/31	101,333
50,000	g	Rackspace Technology Global, Inc	3.500	02/15/28	47,599
110,000	g	Sirius XM Radio, Inc	4.000	07/15/28	110,615
50,000	g	Sirius XM Radio, Inc	4.125	07/01/30	50,000
50,000	g	TEGNA, Inc	4.750	03/15/26	52,000
25,000		TEGNA, Inc	4.625	03/15/28	25,270
75,000		Time Warner Cable LLC	5.875	11/15/40	93,593
100,000		ViacomCBS, Inc	3.375	02/15/28	106,434
50,000		ViacomCBS, Inc	5.850	09/01/43	67,350
100,000		Viatris, Inc	2.700	06/22/30	100,355
100,000		Viatris, Inc	3.850	06/22/40	105,908
250,000		Walt Disney Co	3.000	09/15/22	254,363
100,000		Walt Disney Co	2.000	09/01/29	99,471
250,000		Walt Disney Co	2.650	01/13/31	260,056
200,000		Weibo Corp	3.375	07/08/30	198,027

		TOTAL MEDIA & ENTERTAINMENT			5,964,749

TIAA-CREF LIFE FUNDS - Core Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 1.5%
$ 100,000		AbbVie, Inc	2.850%	05/14/23	$102,214
300,000		AbbVie, Inc	2.950	11/21/26	316,160
425,000		AbbVie, Inc	4.050	11/21/39	487,615
125,000		AbbVie, Inc	4.400	11/06/42	149,151
50,000		AbbVie, Inc	4.450	05/14/46	60,467
100,000		AbbVie, Inc	4.250	11/21/49	120,217
100,000		Amgen, Inc	2.000	01/15/32	96,831
100,000		AstraZeneca plc	3.125	06/12/27	107,175
30,000	g	Avantor Funding, Inc	4.625	07/15/28	31,275
36,000		Bristol-Myers Squibb Co	3.875	08/15/25	38,958
50,000		Bristol-Myers Squibb Co	3.400	07/26/29	54,750
200,000		Bristol-Myers Squibb Co	1.450	11/13/30	190,532
150,000		Bristol-Myers Squibb Co	2.350	11/13/40	142,246
100,000		Bristol-Myers Squibb Co	2.550	11/13/50	94,597
100,000		Danaher Corp	2.800	12/10/51	98,611
23,000	g	Endo Luxembourg Finance Co I Sarl	6.125	04/01/29	22,540
100,000		Gilead Sciences, Inc	1.200	10/01/27	96,653
150,000		Gilead Sciences, Inc	2.800	10/01/50	145,417
100,000		Johnson & Johnson	3.400	01/15/38	112,619
100,000		Merck & Co, Inc	2.750	12/10/51	98,950
200,000	g	Organon Finance LLC	5.125	04/30/31	208,936
100,000		Royalty Pharma plc	2.150	09/02/31	94,466
175,000		Takeda Pharmaceutical Co Ltd	2.050	03/31/30	171,369
100,000		Takeda Pharmaceutical Co Ltd	3.025	07/09/40	101,758
150,000		Teva Pharmaceutical Finance Netherlands III BV	3.150	10/01/26	141,000
100,000		Thermo Fisher Scientific, Inc	2.000	10/15/31	98,528

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES			3,383,035

REAL ESTATE - 3.0%
100,000		Alexandria Real Estate Equities, Inc	3.950	01/15/27	109,294
100,000		Alexandria Real Estate Equities, Inc	3.950	01/15/28	110,404
100,000		Alexandria Real Estate Equities, Inc	4.900	12/15/30	120,118
100,000		Alexandria Real Estate Equities, Inc	1.875	02/01/33	93,965
100,000		American Tower Corp	3.000	06/15/23	102,819
100,000		American Tower Corp	2.950	01/15/25	103,847
50,000		American Tower Corp	3.375	10/15/26	53,126
150,000		American Tower Corp	3.800	08/15/29	163,186
250,000		American Tower Corp	2.900	01/15/30	256,209
50,000		American Tower Corp	2.100	06/15/30	48,142
125,000		American Tower Corp	1.875	10/15/30	118,120
150,000		Brandywine Operating Partnership LP	4.100	10/01/24	158,417
200,000		Brixmor Operating Partnership LP	3.850	02/01/25	211,455
100,000		Brixmor Operating Partnership LP	2.250	04/01/28	99,468
100,000		Brixmor Operating Partnership LP	2.500	08/16/31	97,859
100,000		Corporate Office Properties LP	2.750	04/15/31	99,427
350,000		Crown Castle International Corp	2.250	01/15/31	340,987
100,000		CubeSmart LP	2.250	12/15/28	100,013
50,000		Digital Realty Trust LP	3.600	07/01/29	54,118
100,000		Equinix, Inc	2.150	07/15/30	97,209
150,000		Essential Properties LP	2.950	07/15/31	147,759
100,000		Essex Portfolio LP	3.000	01/15/30	104,802
125,000		Federal Realty Investment Trust	1.250	02/15/26	122,430
125,000		GLP Capital LP	3.250	01/15/32	125,674
200,000	g	HAT Holdings I LLC	3.375	06/15/26	202,000
175,000		Healthcare Realty Trust, Inc	3.875	05/01/25	185,583
100,000		Healthcare Realty Trust, Inc	2.400	03/15/30	99,511
100,000		Healthcare Realty Trust, Inc	2.050	03/15/31	95,576
125,000		Healthcare Trust of America Holdings LP	3.500	08/01/26	133,245
100,000		Healthcare Trust of America Holdings LP	3.100	02/15/30	103,222
100,000		Highwoods Realty LP	3.875	03/01/27	109,030
125,000		Highwoods Realty LP	2.600	02/01/31	123,665
24,000	g	Howard Hughes Corp	4.125	02/01/29	24,320
50,000		iStar, Inc	4.750	10/01/24	51,875
28,000		Kennedy-Wilson, Inc	4.750	03/01/29	28,630
29,000		Kennedy-Wilson, Inc	5.000	03/01/31	29,870

TIAA-CREF LIFE FUNDS - Core Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 200,000		Life Storage LP	2.400%	10/15/31	$196,583
100,000		Mid-America Apartments LP	4.300	10/15/23	104,641
125,000		Mid-America Apartments LP	3.750	06/15/24	131,580
200,000		Mid-America Apartments LP	2.750	03/15/30	207,115
100,000		Mid-America Apartments LP	1.700	02/15/31	95,494
100,000		Mid-America Apartments LP	2.875	09/15/51	98,450
150,000		Regency Centers LP	3.900	11/01/25	160,577
100,000		Regency Centers LP	3.600	02/01/27	107,773
100,000		Regency Centers LP	2.950	09/15/29	103,760
100,000		Retail Properties of America, Inc	4.750	09/15/30	110,612
500,000	g	SBA Tower Trust	2.836	01/15/25	512,959
420,000	g	SBA Tower Trust	1.884	01/15/26	419,380
87,000		SITE Centers Corp	3.625	02/01/25	91,078
50,000		Weingarten Realty Investors	3.375	10/15/22	50,645
100,000		Weingarten Realty Investors	4.450	01/15/24	105,234
100,000		Weingarten Realty Investors	3.850	06/01/25	105,660
100,000		Weingarten Realty Investors	3.250	08/15/26	105,186

		TOTAL REAL ESTATE			6,932,102

RETAILING - 0.5%
25,000	g	Asbury Automotive Group, Inc	4.625	11/15/29	25,469
50,000	g	Asbury Automotive Group, Inc	5.000	02/15/32	51,885
50,000		AutoNation, Inc	3.800	11/15/27	53,237
100,000		AutoNation, Inc	2.400	08/01/31	96,451
100,000		AutoZone, Inc	1.650	01/15/31	94,107
45,000	g	Lithia Motors, Inc	4.625	12/15/27	47,331
38,000	g	Magic Mergeco, Inc	5.250	05/01/28	38,017
125,000		O’Reilly Automotive, Inc	3.600	09/01/27	135,104
100,000		O’Reilly Automotive, Inc	4.200	04/01/30	112,616
250,000		O’Reilly Automotive, Inc	1.750	03/15/31	236,529
50,000	g	Staples, Inc	7.500	04/15/26	51,375
100,000		Target Corp	2.350	02/15/30	102,765

		TOTAL RETAILING			1,044,886

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.6%
332,000		Broadcom, Inc	4.150	11/15/30	368,207
175,000	e,g	Broadcom, Inc	2.450	02/15/31	171,590
39,000	g	Broadcom, Inc	3.469	04/15/34	40,820
18,000	g	Broadcom, Inc	3.187	11/15/36	17,969
100,000		Lam Research Corp	4.000	03/15/29	111,969
200,000		NVIDIA Corp	2.000	06/15/31	198,951
100,000	g	NXP BV	3.875	06/18/26	107,924
100,000	g	NXP BV	3.400	05/01/30	106,571
125,000	g	NXP BV	3.125	02/15/42	125,774
150,000		Skyworks Solutions, Inc	1.800	06/01/26	148,452
25,000		Texas Instruments, Inc	4.150	05/15/48	31,188

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT			1,429,415

SOFTWARE & SERVICES - 0.9%
150,000		Adobe, Inc	2.300	02/01/30	153,312
200,000	g	CA Magnum Holdings	5.375	10/31/26	206,750
10,000	g	Camelot Finance S.A.	4.500	11/01/26	10,350
30,000	g	Clarivate Science Holdings Corp	3.875	07/01/28	30,150
100,000		Fidelity National Information Services, Inc	2.250	03/01/31	97,794
250,000		Fiserv, Inc	2.750	07/01/24	258,581
250,000		Fiserv, Inc	3.500	07/01/29	268,860
100,000		Global Payments, Inc	2.650	02/15/25	102,768
175,000		Global Payments, Inc	3.200	08/15/29	182,273
147,000		Microsoft Corp	2.525	06/01/50	143,353
48,000		Microsoft Corp	2.921	03/17/52	50,962
55,000	g	Open Text Corp	3.875	12/01/29	55,687
15,000	g	Open Text Holdings, Inc	4.125	02/15/30	15,450
100,000		salesforce.com, Inc	3.700	04/11/28	110,963
100,000		salesforce.com, Inc	1.950	07/15/31	99,064
100,000		salesforce.com, Inc	2.700	07/15/41	99,872

TIAA-CREF LIFE FUNDS - Core Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 100,000		Visa, Inc	2.700%	04/15/40	$102,183

		TOTAL SOFTWARE & SERVICES			1,988,372

TECHNOLOGY HARDWARE & EQUIPMENT - 0.6%
200,000		Amphenol Corp	2.800	02/15/30	206,086
175,000		Apple, Inc	2.450	08/04/26	182,752
575,000		Apple, Inc	2.050	09/11/26	590,674
100,000		Apple, Inc	2.650	02/08/51	98,321
100,000		Dell International LLC	5.300	10/01/29	117,219
30,000	g	II-VI, Inc	5.000	12/15/29	30,637
80,000	g	Imola Merger Corp	4.750	05/15/29	82,084
50,000	g	Sensata Technologies BV	4.000	04/15/29	51,063

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT			1,358,836

TELECOMMUNICATION SERVICES - 2.8%
200,000	g	Altice France S.A.	5.125	07/15/29	195,090
400,000		AT&T, Inc	2.250	02/01/32	386,529
564,000		AT&T, Inc	2.550	12/01/33	551,616
150,000		AT&T, Inc	4.500	05/15/35	173,280
300,000		AT&T, Inc	3.300	02/01/52	293,787
405,000		AT&T, Inc	3.550	09/15/55	406,470
76,000		AT&T, Inc	3.800	12/01/57	79,121
11,000		AT&T, Inc	3.650	09/15/59	11,109
100,000	g	Avaya, Inc	6.125	09/15/28	106,000
250,000	g	Bharti Airtel Ltd	3.250	06/03/31	252,774
50,000		Deutsche Telekom International Finance BV	8.750	06/15/30	72,673
200,000	g	Empresa Nacional de Telecomunicaciones S.A.	3.050	09/14/32	196,502
200,000	g	Millicom International Cellular S.A.	4.500	04/27/31	201,502
200,000	g	MTN Mauritius Investment Ltd	6.500	10/13/26	223,092
50,000		Orange S.A.	5.375	01/13/42	65,807
100,000		Telefonica Emisiones SAU	4.103	03/08/27	110,070
100,000		Telefonica Emisiones SAU	4.895	03/06/48	120,280
20,000		T-Mobile USA, Inc	2.250	02/15/26	20,050
30,000		T-Mobile USA, Inc	2.625	02/15/29	29,550
225,000		T-Mobile USA, Inc	3.875	04/15/30	246,094
350,000		T-Mobile USA, Inc	2.550	02/15/31	348,241
100,000		T-Mobile USA, Inc	3.000	02/15/41	97,631
100,000		T-Mobile USA, Inc	4.500	04/15/50	117,040
125,000		T-Mobile USA, Inc	3.300	02/15/51	122,081
100,000		Verizon Communications, Inc	3.150	03/22/30	105,795
50,000		Verizon Communications, Inc	1.680	10/30/30	47,506
25,000		Verizon Communications, Inc	1.750	01/20/31	23,661
500,000	g	Verizon Communications, Inc	2.355	03/15/32	492,659
258,000		Verizon Communications, Inc	4.272	01/15/36	302,630
550,000		Verizon Communications, Inc	3.400	03/22/41	575,819
200,000	g	Vmed O2 UK Financing I plc	4.750	07/15/31	202,500
175,000		Vodafone Group plc	4.375	02/19/43	205,171
150,000		Vodafone Group plc	4.250	09/17/50	173,744

		TOTAL TELECOMMUNICATION SERVICES			6,555,874

TRANSPORTATION - 0.4%
100,000		Burlington Northern Santa Fe LLC	3.050	02/15/51	103,473
275,000		Canadian Pacific Railway Co	2.050	03/05/30	271,041
100,000		CSX Corp	3.800	03/01/28	109,890
100,000		CSX Corp	4.250	03/15/29	112,425
26,000	g	Delta Air Lines, Inc	7.000	05/01/25	29,729
90,000	g	First Student Bidco, Inc	4.000	07/31/29	87,480
100,000		Union Pacific Corp	2.891	04/06/36	104,794
125,000		Union Pacific Corp	3.839	03/20/60	147,169

		TOTAL TRANSPORTATION			966,001

UTILITIES - 3.4%
100,000		AEP Transmission Co LLC	3.100	12/01/26	105,495
100,000		AEP Transmission Co LLC	4.000	12/01/46	115,271
100,000		AEP Transmission Co LLC	2.750	08/15/51	95,130

TIAA-CREF LIFE FUNDS - Core Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 200,000	g	Aeropuerto Internacional de Tocumen S.A.	4.000%	08/11/41	$203,835
100,000		American Water Capital Corp	3.000	12/01/26	105,743
250,000		American Water Capital Corp	2.800	05/01/30	259,088
100,000		American Water Capital Corp	4.000	12/01/46	114,515
50,000		American Water Capital Corp	3.750	09/01/47	55,759
100,000		American Water Capital Corp	3.450	05/01/50	106,374
200,000		Atmos Energy Corp	1.500	01/15/31	187,657
125,000		Baltimore Gas & Electric Co	3.750	08/15/47	141,029
200,000	g	Becle SAB de C.V.	2.500	10/14/31	196,788
50,000		Berkshire Hathaway Energy Co	3.250	04/15/28	53,517
200,000		Black Hills Corp	4.250	11/30/23	210,016
100,000		Black Hills Corp	3.150	01/15/27	104,015
200,000	g	Colbun S.A.	3.150	01/19/32	197,900
100,000		Commonwealth Edison Co	2.750	09/01/51	96,675
100,000		Consumers Energy Co	2.650	08/15/52	97,271
100,000		Dominion Energy, Inc	2.250	08/15/31	97,661
250,000		Dominion Energy, Inc	3.300	04/15/41	259,669
100,000		Duke Energy Carolinas LLC	2.550	04/15/31	102,648
500,000		Duke Energy Corp	3.300	06/15/41	507,469
50,000		Duke Energy Progress LLC	2.500	08/15/50	46,184
100,000		Edison International	5.375	N/A‡	104,760
200,000	g	ENN Energy Holdings Ltd	2.625	09/17/30	198,644
100,000		Eversource Energy	0.800	08/15/25	97,310
275,000		Eversource Energy	1.650	08/15/30	257,115
175,000		Exelon Generation Co LLC	3.400	03/15/22	175,541
100,000		Florida Power & Light Co	3.990	03/01/49	121,935
100,000		Indiana Michigan Power Co	3.750	07/01/47	110,264
150,000		MidAmerican Energy Co	3.650	04/15/29	165,293
125,000		MidAmerican Energy Co	3.650	08/01/48	140,496
200,000		NextEra Energy Capital Holdings, Inc	2.250	06/01/30	198,797
450,000		NiSource, Inc	1.700	02/15/31	420,123
125,000	g	NRG Energy, Inc	2.450	12/02/27	123,857
50,000		NRG Energy, Inc	5.750	01/15/28	52,856
100,000		NSTAR Electric Co	3.950	04/01/30	112,328
125,000		Ohio Power Co	4.150	04/01/48	146,608
125,000		Ohio Power Co	4.000	06/01/49	143,595
100,000		ONE Gas, Inc	3.610	02/01/24	104,247
12,000	g	Pattern Energy Operations LP	4.500	08/15/28	12,450
100,000		PECO Energy Co	3.000	09/15/49	100,942
200,000		PECO Energy Co	2.800	06/15/50	195,624
200,000	g	Perusahaan Listrik Negara PT	3.875	07/17/29	211,526
200,000	g	Phosagro OAO Via Phosagro Bond Funding DAC	2.600	09/16/28	194,300
225,000		Public Service Co of Colorado	1.875	06/15/31	218,714
125,000		Public Service Co of Colorado	3.200	03/01/50	130,320
200,000	g	Saka Energi Indonesia PT	4.450	05/05/24	194,086
300,000	e	Southern Co	4.000	01/15/51	306,750
75,000		Virginia Electric & Power Co	2.950	11/15/26	78,843
50,000		Virginia Electric & Power Co	3.500	03/15/27	53,863

		TOTAL UTILITIES			7,830,896

		TOTAL CORPORATE BONDS			99,775,521

		(Cost $97,058,355)

GOVERNMENT BONDS - 31.8%

FOREIGN GOVERNMENT BONDS - 3.2%
200,000	g	African Export-Import Bank	2.634	05/17/26	200,709
325,000	g	Airport Authority	1.625	02/04/31	313,203
200,000	g	Bahrain Government International Bond	5.450	09/16/32	193,999
EUR 100,000	g	Banque Ouest Africaine de Developpement	2.750	01/22/33	119,464
200,000	g	Bermuda Government International Bond	3.717	01/25/27	214,000
50,000	g	Bermuda Government International Bond	4.750	02/15/29	57,375
200,000	g	BNG Bank NV	2.625	02/27/24	207,390
200,000		Brazilian Government International Bond	3.875	06/12/30	194,000
400,000		Colombia Government International Bond	3.250	04/22/32	359,500

TIAA-CREF LIFE FUNDS - Core Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 200,000	g	Costa Rica Government International Bond	5.625%	04/30/43	$171,002
200,000	g	Dominican Republic Government International Bond	4.875	09/23/32	203,250
13,286	g	Ecuador Government International Bond	0.000	07/31/30	7,473
79,525	g	Ecuador Government International Bond (Step Bond)	5.000	07/31/30	65,906
56,442	g	Ecuador Government International Bond (Step Bond)	1.000	07/31/35	37,040
200,000	g	Egypt Government International Bond	7.053	01/15/32	184,392
100,000		European Investment Bank	4.875	02/15/36	137,603
200,000	g	Export-Import Bank of India	2.250	01/13/31	188,181
200,000	g	Guatemala Government Bond	3.700	10/07/33	197,250
203,125	g	Iraq Government International Bond	5.800	01/15/28	194,025
200,000		Japan Bank for International Cooperation	2.375	04/20/26	207,713
100,000	g	Japan Finance Organization for Municipalities	3.000	03/12/24	104,213
300,000	g	Jordan Government International Bond	4.950	07/07/25	309,397
200,000	g	Korea Electric Power Corp	1.125	06/15/25	197,437
200,000	e,g	Korea Hydro & Nuclear Power Co Ltd	1.250	04/27/26	196,381
250,000		Mexico Government International Bond	4.150	03/28/27	276,253
225,000		Mexico Government International Bond	3.250	04/16/30	230,373
32,000		Mexico Government International Bond	6.050	01/11/40	39,760
275,000		Mexico Government International Bond	4.280	08/14/41	284,969
160,000		Panama Notas del Tesoro	3.750	04/17/26	169,776
130,000		Peruvian Government International Bond	3.000	01/15/34	129,480
166,979	g	Provincia de Buenos Aires	3.900	09/01/37	70,966
200,000	g	Provincia de Mendoza Argentina (Step Bond)	4.250	03/19/29	133,000
200,000	g	Qatar Government International Bond	3.750	04/16/30	224,267
300,000	g	Republic of Uzbekistan Bond	4.750	02/20/24	311,878
200,000	g	Republic of Uzbekistan Bond	3.700	11/25/30	191,599
275,000	g	Rwanda International Government Bond	5.500	08/09/31	276,880
500,000	g	Saudi Government International Bond	3.750	01/21/55	535,810
200,000	g	Serbia International Bond	2.125	12/01/30	186,973
EUR 275,000	g	Ukraine Government International Bond	4.375	01/27/30	251,316

		TOTAL FOREIGN GOVERNMENT BONDS			7,574,203

MORTGAGE BACKED - 19.4%
100,000	g,i	Angel Oak Mortgage Trust	2.837	11/25/66	100,068
70,102	i	Federal Home Loan Mortgage Corp (FHLMC)	5.810	03/15/44	12,062
292,167		FHLMC	4.000	10/01/47	319,264
22,012		FHLMC	4.000	06/01/48	23,896
118,172	i	FHLMC	9.744	06/15/48	134,759
13,385		FHLMC	4.000	07/01/48	14,604
158,784	i	FHLMC	9.664	10/15/48	187,003
1,188,920		FHLMC	3.000	11/01/49	1,251,093
258,347		FHLMC	2.000	09/25/50	29,701
409,924		FHLMC	2.500	11/25/50	67,452
518,404		FHLMC	2.500	02/25/51	86,993
257,800		FHLMC	3.000	11/01/51	275,120
227,582		FHLMC	3.000	11/01/51	239,527
41,516		FHLMC	3.000	11/01/51	44,464
64,713		FHLMC	3.000	11/01/51	69,111
20,027		Federal Home Loan Mortgage Corp Gold (FGLMC)	5.000	06/01/36	22,644
6,174		FGLMC	5.000	07/01/39	7,006
159,403		FGLMC	3.500	04/01/45	172,220
476,929		FGLMC	3.500	08/01/45	516,819
181,450		FGLMC	4.000	12/01/45	199,702
207,020		FGLMC	3.500	08/01/46	222,977
12,578		FGLMC	4.500	06/01/47	13,869
348,813		FGLMC	4.000	09/01/47	382,245
109,892		FGLMC	3.500	12/01/47	118,262
76,488		FGLMC	4.000	07/01/48	83,483
105,545		FGLMC	4.500	08/01/48	116,002
115,895		Federal National Mortgage Association (FNMA)	3.500	06/01/32	123,271
164,702		FNMA	3.000	10/01/32	173,069
89,278		FNMA	5.000	05/01/35	100,743
6,572		FNMA	7.500	07/01/35	6,597
1,325,000	h	FNMA	2.000	01/25/36	1,356,702
100,660		FNMA	5.000	02/01/36	113,804
300,000	h	FNMA	1.500	01/25/37	300,803

TIAA-CREF LIFE FUNDS - Core Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 910,000	h	FNMA	2.500%	01/25/37	$940,591
1,250,000	h	FNMA	2.000	02/25/37	1,277,759
95,545		FNMA	3.000	10/01/39	99,247
76,327		FNMA	3.000	05/01/40	79,722
158,653		FNMA	5.000	09/01/40	178,690
76,492		FNMA	4.000	09/01/42	83,103
96,160	i	FNMA	5.848	09/25/43	17,312
42,355		FNMA	4.000	01/01/44	46,501
45,953		FNMA	4.500	03/01/44	51,123
191,134		FNMA	4.500	10/01/44	210,847
359,624		FNMA	4.500	11/01/44	394,870
84,356		FNMA	5.000	11/01/44	95,520
28,313		FNMA	4.000	01/01/45	30,760
107,110		FNMA	4.000	06/01/45	117,420
93,997		FNMA	4.000	12/01/45	103,119
378,449		FNMA	3.500	01/01/46	407,465
240,559		FNMA	4.000	01/01/46	263,284
13,795		FNMA	4.000	03/01/46	15,126
22,453		FNMA	4.000	04/01/46	24,481
144,080		FNMA	3.500	07/01/46	155,128
382,198		FNMA	3.500	07/01/46	412,545
68,398		FNMA	3.000	10/01/46	70,013
264,264		FNMA	3.000	11/01/46	275,925
8,177		FNMA	3.000	11/01/47	8,365
18,393		FNMA	3.000	11/01/47	18,789
178,243		FNMA	3.500	11/01/47	192,160
293,571		FNMA	4.000	12/01/47	321,037
28,981		FNMA	4.000	12/01/47	31,034
227,898		FNMA	3.500	01/01/48	245,103
101,857		FNMA	4.500	01/01/48	111,905
101,097		FNMA	4.500	02/01/48	111,223
136,133		FNMA	3.500	03/01/48	144,034
82,384		FNMA	4.000	03/01/48	90,170
407,388		FNMA	4.500	03/01/48	448,110
24,178		FNMA	4.000	04/01/48	25,692
80,043		FNMA	4.500	05/01/48	88,058
60,905		FNMA	4.500	05/01/48	67,004
110,518		FNMA	5.000	08/01/48	123,198
302,184		FNMA	3.000	07/01/50	318,635
190,237		FNMA	2.000	08/25/50	21,677
575,380		FNMA	2.500	11/25/50	79,815
1,340,000	h	FNMA	2.000	01/25/51	1,335,871
1,226,000	h	FNMA	2.500	01/25/51	1,250,813
6,310,000	h	FNMA	2.500	02/25/51	6,421,688
2,350,000	h	FNMA	3.000	02/25/51	2,430,934
104,983		FNMA	3.000	02/25/51	16,663
178,300		FNMA	3.000	09/01/51	188,988
223,547		FNMA	2.500	11/25/51	31,405
90,000	h	FNMA	3.000	01/01/52	93,600
1,810,000	h	FNMA	3.000	01/25/52	1,875,093
6,490,000	h	FNMA	2.000	02/25/52	6,455,553
100,000	g,i	Freddie Mac STACR REMIC Trust	3.450	10/25/41	100,627
120,000	g,i	Freddie Mac Structured Agency Credit Risk Debt Notes	3.450	11/25/41	121,867
4,000		Government National Mortgage Association (GNMA)	5.000	03/15/34	4,503
31,821		GNMA	5.000	06/15/34	35,837
2,301		GNMA	5.000	04/15/38	2,602
3,587		GNMA	4.500	04/15/40	3,979
128,386		GNMA	4.000	06/20/46	15,149
164,061		GNMA	3.500	01/20/49	175,371
3,320,000	h	GNMA	2.500	01/20/51	3,399,884
1,400,000	h	GNMA	3.000	02/20/51	1,445,943
1,630,000	h	GNMA	2.000	01/20/52	1,644,716
1,350,000	h	GNMA	3.000	01/20/52	1,396,781
1,150,000	h	GNMA	2.500	02/20/52	1,175,110

TIAA-CREF LIFE FUNDS - Core Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 147,426	g,i	GS Mortgage-Backed Securities Trust	2.500%	03/25/52	$146,219
166,111	g,i	GS Mortgage-Backed Securities Trust	2.500	03/25/52	167,794

		TOTAL MORTGAGE BACKED			44,618,885

MUNICIPAL BONDS - 2.0%
200,000		City & County of San Francisco CA Community Facilities District	3.264	09/01/25	213,473
200,000		City & County of San Francisco CA Community Facilities District	4.038	09/01/34	219,929
300,000		City of New York NY	3.430	12/01/24	319,200
150,000		Commonwealth Financing Authority	3.864	06/01/38	169,888
500,000		County of Miami-Dade FL Aviation Revenue	3.049	10/01/26	528,285
350,000		Michigan Finance Authority	2.988	09/01/49	363,088
170,000		New York State Dormitory Authority	4.294	07/01/44	189,352
1,400,000		State of Illinois	5.100	06/01/33	1,618,238
300,000		State of Oregon Department of Administrative Services	4.103	05/01/39	334,258
500,000		University of California	3.063	07/01/25	531,635

		TOTAL MUNICIPAL BONDS			4,487,346

U.S. TREASURY SECURITIES - 7.2%
1,100,000		United States Treasury Bond	3.125	11/15/41	1,321,848
1,535,700		United States Treasury Bond	3.000	11/15/45	1,844,879
1,615,000		United States Treasury Bond	2.875	11/15/46	1,910,179
765,000		United States Treasury Bond	3.000	05/15/47	928,519
176,000		United States Treasury Bond	3.375	11/15/48	230,278
1,096,380	k	United States Treasury Inflation Indexed Bonds	0.500	04/15/24	1,168,645
205,000		United States Treasury Note	0.125	01/31/23	204,295
100,000		United States Treasury Note	0.125	05/31/23	99,379
225,000		United States Treasury Note	0.375	07/15/24	222,223
1,000,000		United States Treasury Note	0.875	09/30/26	982,148
485,000		United States Treasury Note	1.250	12/31/26	484,470
65,000		United States Treasury Note	0.500	10/31/27	61,857
1,439,000		United States Treasury Note	1.125	08/31/28	1,411,119
2,855,000		United States Treasury Note	1.375	10/31/28	2,843,402
1,000,000		United States Treasury Note	1.375	12/31/28	996,406
15,000		United States Treasury Note	1.375	11/15/31	14,810
300,000		United States Treasury Note	2.250	05/15/41	315,094
225,000		United States Treasury Note	1.750	08/15/41	218,144
100,000		United States Treasury Note	2.000	11/15/41	101,141
580,200		United States Treasury Note	2.000	08/15/51	591,441
500,000		United States Treasury Note	1.875	11/15/51	496,016

		TOTAL U.S. TREASURY SECURITIES			16,446,293

		TOTAL GOVERNMENT BONDS			73,126,727

		(Cost $71,372,409)

STRUCTURED ASSETS - 19.3%

ASSET BACKED - 9.0%
250,000	g	Affirm Asset Securitization Trust Series - 2021 A (Class C)	1.660	08/15/25	250,554
350,000	g	Affirm Asset Securitization Trust Series - 2021 B (Class C)	1.400	08/17/26	345,691
250,000	g,i	AIMCO CLO 16 Ltd Series - 2021 16A (Class B)	0.000	01/17/35	249,808
250,000		AmeriCredit Automobile Receivables Trust Series - 2020 2 (Class D)	2.130	03/18/26	253,118
250,000		AmeriCredit Automobile Receivables Trust Series - 2020 3 (Class D)	1.490	09/18/26	250,463
250,000		AmeriCredit Automobile Receivables Trust Series - 2021 1 (Class D)	1.210	12/18/26	246,632
99,904	g	AMSR Trust Series - 2020 SFR1 (Class A)	1.819	04/17/37	99,860
100,000	g	AMSR Trust Series - 2019 SFR1 (Class C)	3.148	01/19/39	102,804
100,000	g	AMSR Trust Series - 2019 SFR1 (Class D)	3.247	01/19/39	102,178

TIAA-CREF LIFE FUNDS - Core Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 250,000	g	Apollo aviation securitization	2.798%	01/15/47	$248,094
		Series - 2021 2A (Class A)
250,000	g	Avis Budget Rental Car Funding AESOP LLC	3.450	03/20/23	250,982
		Series - 2019 1A (Class A)
100,000	g	Avis Budget Rental Car Funding AESOP LLC	3.700	03/20/23	100,392
		Series - 2019 1A (Class B)
250,000	g	Avis Budget Rental Car Funding AESOP LLC	2.970	03/20/24	255,072
		Series - 2017 2A (Class A)
214,122	g	BRE Grand Islander Timeshare Issuer LLC	3.280	09/26/33	220,286
		Series - 2019 A (Class A)
203,508	g	Capital Automotive REIT	3.870	04/15/47	203,535
		Series - 2017 1A (Class A1)
97,346	g	Capital Automotive REIT	1.440	08/15/51	94,622
		Series - 2021 1A (Class A1)
100,000	g	Capital Automotive REIT	1.920	08/15/51	98,422
		Series - 2021 1A (Class A3)
1,250,000		CarMax Auto Owner Trust	1.280	07/15/27	1,231,803
		Series - 2021 1 (Class D)
99,000	g	Cars Net Lease Mortgage Notes Series	2.010	12/15/50	96,943
		Series - 2020 1A (Class A1)
99,500	g	Cars Net Lease Mortgage Notes Series	3.100	12/15/50	100,310
		Series - 2020 1A (Class A3)
100,000	g	Cars Net Lease Mortgage Notes Series	4.690	12/15/50	106,347
		Series - 2020 1A (Class B1)
100,000		Carvana Auto Receivables Trust	1.720	09/11/28	99,961
		Series - 2021 N4 (Class C)
250,000	g,i	Cayuga Park CLO Ltd	1.000	07/17/34	249,115
		Series - 2020 1A (Class B1R)
144,702	†,g,i	CBRE Realty Finance	0.520	04/07/52	362
		Series - 2007 1A (Class A2)
4,440		Centex Home Equity	5.540	01/25/32	4,514
		Series - 2002 A (Class AF6)
460,252	g	CF Hippolyta LLC	1.690	07/15/60	456,551
		Series - 2020 1 (Class A1)
226,872	g	CF Hippolyta LLC	1.990	07/15/60	222,821
		Series - 2020 1 (Class A2)
92,050	g	CF Hippolyta LLC	2.280	07/15/60	91,950
		Series - 2020 1 (Class B1)
241,126	g	CF Hippolyta LLC	1.530	03/15/61	236,603
		Series - 2021 1A (Class A1)
241,126	g	CF Hippolyta LLC	1.980	03/15/61	237,532
		Series - 2021 1A (Class B1)
230,000	g	Cologix Data Centers US Issuer LLC	3.300	12/26/51	231,012
		Series - 2021 1A (Class A2)
122,188	g	DB Master Finance LLC	4.352	05/20/49	130,774
		Series - 2019 1A (Class A23)
200,000	g	DB Master Finance LLC	2.045	11/20/51	195,420
		Series - 2021 1A (Class A2I)
100,000	g	DB Master Finance LLC	2.493	11/20/51	99,553
		Series - 2021 1A (Class A2II)
69,058	g	Diamond Resorts Owner Trust	3.700	01/21/31	70,300
		Series - 2018 1 (Class A)
88,548	g	Diamond Resorts Owner Trust	2.890	02/20/32	89,950
		Series - 2019 1A (Class A)
70,051	g	Diamond Resorts Owner Trust	2.050	11/21/33	69,731
		Series - 2021 1A (Class B)
332,499	g	Domino’s Pizza Master Issuer LLC	4.474	10/25/45	341,421
		Series - 2015 1A (Class A2II)
218,250	g	Domino’s Pizza Master Issuer LLC	4.116	07/25/48	223,075
		Series - 2018 1A (Class A2I)
149,250	g	Domino’s Pizza Master Issuer LLC	2.662	04/25/51	149,878
		Series - 2021 1A (Class A2I)
154,400	g	Driven Brands Funding LLC	4.739	04/20/48	160,358
		Series - 2018 1A (Class A2)

TIAA-CREF LIFE FUNDS - Core Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 500,000	g	DT Auto Owner Trust Series - 2021 1A (Class D)	1.160%	11/16/26	$492,742
53,980	g,i	Ellington Loan Acquisition Trust Series - 2007 2 (Class A2C)	1.202	05/25/37	54,010
400,000	g	Flexential Issuer, LLC Series - 2021 1A (Class A2)	3.250	11/27/51	400,712
225,213	†,g	FNA VI LLC Series - 2021 1A (Class A)	1.350	01/10/32	222,797
92,773	g	HERO Funding Trust Series - 2017 3A (Class A1)	3.190	09/20/48	94,929
92,773	g	HERO Funding Trust Series - 2017 3A (Class A2)	3.950	09/20/48	95,178
150,000	g	Hertz Vehicle Financing LLC Series - 2021 1A (Class B)	1.560	12/26/25	148,496
170,461	g	Hilton Grand Vacations Trust Series - 2017 AA (Class B)	2.960	12/26/28	172,505
125,661	g	Hilton Grand Vacations Trust	2.340	07/25/33	127,283
		Series - 2019 AA (Class A)
5,921	i	Home Equity Asset Trust	3.986	06/25/33	5,961
		Series - 2003 1 (Class M1)
438,039	g	Horizon Aircraft Finance II Ltd	3.721	07/15/39	429,113
		Series - 2019 1 (Class A)
230,555	g	Horizon Aircraft Finance III Ltd	3.425	11/15/39	225,717
		Series - 2019 2 (Class A)
99,995	g,i	Invitation Homes Trust	1.359	01/17/38	99,995
		Series - 2018 SFR4 (Class B)
71,166	i	JP Morgan Mortgage Acquisition Trust	0.422	03/25/37	70,980
		Series - 2007 CH3 (Class A1B)
71,870	i	JP Morgan Mortgage Acquisition Trust	0.262	06/25/37	71,037
		Series - 2007 CH5 (Class A1)
250,000	g,i	La Vie Re Ltd	2.864	10/06/23	250,025
		Series - 2020 A (Class )
250,000	g,i	Madison Park Funding LIX Ltd	0.000	01/18/34	250,000
		Series - 2021 59A (Class C)
250,000	g,i	Madison Park Funding X Ltd	1.732	01/20/29	250,003
		Series - 2012 10A (Class BR3)
250,000	g,i	Massachusetts St	0.000	01/15/35	249,050
		Series - 2021 3A (Class B)
150,000	g	MVW LLC	1.830	05/20/39	149,020
		Series - 2021 2A (Class B)
194,822	g	MVW Owner Trust	2.420	12/20/34	196,816
		Series - 2017 1A (Class A)
133,202	g	MVW Owner Trust	3.450	01/21/36	136,949
		Series - 2018 1A (Class A)
112,693	g	MVW Owner Trust	3.000	11/20/36	113,121
		Series - 2019 1A (Class B)
55,889	g	Navient Private Education Refi Loan Trust	1.310	01/15/69	55,664
		Series - 2020 HA (Class A)
199,313	g	Navient Student Loan Trust	3.390	12/15/59	205,315
		Series - 2019 BA (Class A2A)
250,000	g,i	Neuberger Berman Loan Advisers Clo 40 Ltd	1.182	04/16/33	250,276
		Series - 2021 40A (Class A)
250,000	g,i	Neuberger Berman Loan Advisers Clo 40 Ltd	1.522	04/16/33	247,706
		Series - 2021 40A (Class B)
244,011	g	Oak Street Investment Grade Net Lease Fund Series	1.480	01/20/51	238,668
		Series - 2021 1A (Class A1)
99,857	†,g	Oak Street Investment Grade Net Lease Fund Series	2.380	11/20/51	100,013
		Series - 2021 2A (Class A1)
250,000	g,i	OHA Credit Funding 10 Ltd	0.000	01/18/36	249,387
		Series - 2021 10A (Class B)
250,000	g	OneMain Financial Issuance Trust	3.840	05/14/32	255,652
		Series - 2020 1A (Class A)
150,000	g	OneMain Financial Issuance Trust	1.750	09/14/35	149,019
		Series - 2020 2A (Class A)

TIAA-CREF LIFE FUNDS - Core Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 250,000	g	Oportun Funding XIV LLC	1.210%	03/08/28	$249,434
200,000	g	Series - 2021 A (Class A) PFS Financing Corp	1.270	06/15/25	200,812
250,000	g	Series - 2020 A (Class A) PFS Financing Corp	0.960	04/15/26	246,334
100,000	g	Series - 2021 A (Class B) Progress Residential Trust	2.937	10/17/36	101,018
100,000	g	Series - 2019 SFR4 (Class B) Progress Residential Trust	2.082	10/17/38	97,768
250,000		Series - 2021 SFR8 (Class D) Santander Drive Auto Receivables Trust	1.480	01/15/27	250,724
124,063	g	Series - 2020 4 (Class D) ServiceMaster Funding LLC	2.841	10/30/51	122,870
245,000	g	Series - 2020 1 (Class A2I) SERVPRO Master Issuer LLC	3.882	10/25/49	250,122
248,750	g	Series - 2019 1A (Class A2) SERVPRO Master Issuer LLC	2.394	04/25/51	244,433
471,493	†,g	Series - 2021 1A (Class A2) Settlement Fee Finance LLC	3.840	11/01/49	464,821
150,329	g	Series - 2019 1A (Class A) Sierra Timeshare Receivables Funding LLC	3.200	03/20/34	150,419
66,911	g	Series - 2017 1A (Class B) Sierra Timeshare Receivables Funding LLC	3.200	01/20/36	68,408
64,017	g	Series - 2019 1A (Class A) Sierra Timeshare Receivables Funding LLC	0.990	11/20/37	63,462
64,017	g	Series - 2021 1A (Class A) Sierra Timeshare Receivables Funding LLC	1.340	11/20/37	63,042
64,017	g	Series - 2021 1A (Class B) Sierra Timeshare Receivables Funding LLC	1.790	11/20/37	63,198
24,811	g	Series - 2021 1A (Class C) SoFi Professional Loan Program LLC	2.760	12/26/36	24,902
181,295	g	Series - 2016 A (Class A2) SoFi Professional Loan Program LLC	2.840	01/25/41	184,425
379,867	g	Series - 2017 F (Class A2FX) Sonic Capital LLC	3.845	01/20/50	392,567
250,000	g	Series - 2020 1A (Class A2I) Stack Infrastructure Issuer LLC	1.893	08/25/45	245,656
250,000	g	Series - 2020 1A (Class A2) Stack Infrastructure Issuer LLC	1.877	03/26/46	245,793
5,388	i	Series - 2021 1A (Class A2) Structured Asset Investment Loan Trust	1.002	09/25/34	5,377
11,167	i	Series - 2004 8 (Class M1) Structured Asset Investment Loan Trust	1.102	09/25/34	11,233
95,500	g	Series - 2004 8 (Class A9) Taco Bell Funding LLC	4.970	05/25/46	99,640
130,000	g	Series - 2016 1A (Class A23) Taco Bell Funding LLC	1.946	08/25/51	127,434
100,000	g	Series - 2021 1A (Class A2I) Taco Bell Funding LLC	2.294	08/25/51	98,852
250,000	g,i	Series - 2021 1A (Class A2II) TICP CLO VIII Ltd	0.000	10/20/34	249,475
96,767	g	Series - 2017 8A (Class A2R) Tricon American Homes Trust	2.928	01/17/36	97,292
100,000	g	Series - 2017 SFR2 (Class A) Tricon American Homes Trust	3.275	01/17/36	100,526
250,000	g,i	Series - 2017 SFR2 (Class B) Ursa Re II Ltd	3.778	12/07/23	255,550
500,000	g,i	Series - 2020 A (Class ) Vitality Re IX Ltd	1.628	01/10/22	499,850
250,000	g,i	Series - 2020 A (Class ) Vitality Re X Ltd	1.778	01/10/23	244,950
288,550	g	Series - 2020 A (Class ) Wendy’s Funding LLC	2.370	06/15/51	281,886
		Series - 2021 1A (Class A2I)

TIAA-CREF LIFE FUNDS - Core Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 497,500	g	Wingstop Funding LLC	2.841%	12/05/50	$496,731
		Series - 2020 1A (Class A2)

		TOTAL ASSET BACKED			20,625,940

OTHER MORTGAGE BACKED - 10.3%
140,900	g,i	Agate Bay Mortgage Trust	3.500	09/25/45	140,789
10,874	i	Series - 2015 6 (Class A9) Alternative Loan Trust	0.852	06/25/34	11,133
500,000	g	Series - 2004 8CB (Class M1) BANK	2.500	10/17/52	438,823
99,212	g,i	Series - 2019 BN21 (Class D) Bayview MSR Opportunity Master Fund Trust	3.000	10/25/51	100,704
200,000	g	Series - 2021 6 (Class A19) BBCMS Trust	4.197	08/10/35	221,185
400,000		Series - 2015 SRCH (Class A2) Benchmark Mortgage Trust	4.267	03/15/52	447,381
500,000	i	Series - 2019 B9 (Class AS) Benchmark Mortgage Trust	2.244	08/15/54	478,207
500,000		Series - 2021 B28 (Class B) Benchmark Mortgage Trust	2.429	08/15/54	498,934
575,000	g	Series - 2021 B28 (Class AS) BXP Trust	3.459	08/13/37	612,859
500,000	g,i	Series - 2017 CC (Class A) BXP Trust	2.775	01/15/44	460,832
250,000	g,i	Series - 2021 601L (Class D) CF Mortgage Trust	3.603	04/15/52	250,136
491,566		Series - 2020 P1 (Class A2) CFCRE Commercial Mortgage Trust	3.644	12/10/54	516,598
9,573	i	Series - 2016 C7 (Class ASB) CHL Mortgage Pass-Through Trust	2.510	02/20/35	9,656
250,000	g,i	Series - 2004 HYB9 (Class 1A1) Citigroup Commercial Mortgage Trust	3.518	05/10/35	254,405
100,000	g,i	Series - 2013 375P (Class B) Citigroup Commercial Mortgage Trust	4.483	07/10/47	99,909
276,000		Series - 2014 GC23 (Class D) Citigroup Commercial Mortgage Trust	3.199	08/10/56	284,402
745,447		Series - 2019 GC41 (Class B) COMM Mortgage Trust	2.853	10/15/45	753,457
1,000,000	g,i	Series - 2012 CR4 (Class A3) COMM Mortgage Trust	3.929	06/10/46	1,028,892
500,000	g,i	Series - 2013 CR8 (Class B) COMM Mortgage Trust	4.767	06/10/47	486,507
300,000	i	Series - 2014 UBS3 (Class D) COMM Mortgage Trust	3.603	03/10/48	315,324
200,000	g,i	Series - 2015 CR22 (Class AM) COMM Mortgage Trust	4.106	03/10/48	198,460
250,000		Series - 2015 CR22 (Class D) COMM Mortgage Trust	3.801	05/10/48	264,803
550,000	i	Series - 2015 CR23 (Class AM) COMM Mortgage Trust	4.183	05/10/48	575,002
200,000	i	Series - 2015 CR23 (Class B) COMM Mortgage Trust	4.286	05/10/48	208,622
500,000		Series - 2015 CR23 (Class C) COMM Mortgage Trust	3.696	08/10/48	531,639
250,000		Series - 2015 CR24 (Class A5) COMM Mortgage Trust	3.984	10/10/48	266,543
600,000	i	Series - 2015 CR27 (Class AM) COMM Mortgage Trust	4.158	10/10/48	642,104
84,694	i	Series - 2015 LC23 (Class AM) Connecticut Avenue Securities	2.703	05/25/24	86,272
116,987	i	Series - 2014 C02 (Class 1M2) Connecticut Avenue Securities	3.103	07/25/24	118,786
25,000	g,i	Series - 2014 C03 (Class 1M2) Connecticut Avenue Securities Trust	1.600	10/25/41	25,030
		Series - 2021 R01 (Class 1M2)

TIAA-CREF LIFE FUNDS - Core Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 80,000	g,i	Connecticut Avenue Securities Trust	2.800%	12/25/41	$80,000
		Series - 2021 R03 (Class 1B1)
132,000	g,i	Credit Suisse Mortgage Capital Certificates	2.405	10/25/66	131,886
		Series - 2021 NQM8 (Class A3)
40,499	g,i	CSMC Trust	3.500	02/25/48	41,116
		Series - 2018 J1 (Class A2)
200,000		DBJPM Mortgage Trust	2.340	08/15/53	198,332
		Series - 2020 C9 (Class AM)
500,000	g,i	EQUS Mortgage Trust	2.410	10/15/38	497,648
		Series - 2021 EQAZ (Class E)
36,898	i	Fieldstone Mortgage Investment Trust	0.837	12/25/35	36,824
		Series - 2005 2 (Class M2)
58,638	g,i	FirstKey Mortgage Trust	3.500	11/25/44	59,288
		Series - 2014 1 (Class A8)
90,955	g,i	Flagstar Mortgage Trust	4.080	10/25/47	91,924
		Series - 2017 2 (Class B3)
6,694	g,i	Flagstar Mortgage Trust	4.000	09/25/48	6,718
		Series - 2018 5 (Class A11)
192,095	g,i	Flagstar Mortgage Trust	2.500	06/01/51	190,772
		Series - 2021 4 (Class A21)
293,065	g,i	Flagstar Mortgage Trust	3.000	10/25/51	297,284
		Series - 2021 10IN (Class A1)
10,000	g,i	Freddie Mac STACR REMIC Trust	2.100	12/25/33	10,019
		Series - 2021 HQA2 (Class M2)
160,000	g,i	Freddie Mac STACR REMIC Trust	1.700	01/25/34	160,685
		Series - 2021 DNA5 (Class M2)
8,234	g,i	GS Mortgage-Backed Securities Corp Trust	4.000	11/25/49	8,234
		Series - 2019 PJ2 (Class A4)
41,016	g,i	GS Mortgage-Backed Securities Corp Trust	3.000	01/25/51	41,393
		Series - 2020 PJ4 (Class A4)
92,015	g,i	GS Mortgage-Backed Securities Corp Trust	2.500	10/25/51	91,206
		Series - 2021 PJ5 (Class A4)
86,413	g,i	GS Mortgage-Backed Securities Trust	2.500	07/25/51	85,438
358,782	g,i	Series - 2021 PJ2 (Class A4) GS Mortgage-Backed Securities Trust	2.500	01/25/52	355,951
172,900	g,i	Series - 2021 PJ7 (Class A4) GS Mortgage-Backed Securities Trust	2.500	01/25/52	171,432
268,897	g,i	Series - 2021 PJ8 (Class A4) GS MortSecurities Trust	2.500	11/25/51	266,695
35,842	i	Series - 2021 PJ6 (Class A4) HarborView Mortgage Loan Trust	0.724	08/19/45	36,125
400,000	g	Series - 2005 11 (Class 2A1A) Hudson Yards Mortgage Trust	2.835	08/10/38	414,821
61,922	g,i	Series - 2016 10HY (Class A) Imperial Fund Mortgage Trust	2.051	10/25/55	61,977
55,543	g,i	Series - 2020 NQM1 (Class A3) JP Morgan Chase Commercial Mortgage Securities Corp	5.389	07/15/46	57,396
300,000	g	Series - 2011 C4 (Class C) JP Morgan Chase Commercial Mortgage Securities Trust	4.021	07/05/32	302,317
200,000	g	Series - 2012 HSBC (Class C) JP Morgan Chase Commercial Mortgage Securities Trust	3.424	10/15/45	202,034
77,054	g,i	Series - 2012 C8 (Class AS) JP Morgan Mortgage Trust	2.116	12/25/44	78,479
12,123	g,i	Series - 2015 1 (Class B1) JP Morgan Mortgage Trust	3.500	05/25/46	12,268
27,423	g,i	Series - 2016 1 (Class A13) JP Morgan Mortgage Trust	3.500	05/25/47	27,605
23,163	g,i	Series - 2017 2 (Class A13) JP Morgan Mortgage Trust	3.500	09/25/48	23,083
60,501	g,i	Series - 2018 3 (Class A13) JP Morgan Mortgage Trust	3.500	10/25/48	61,029
47,771	g,i	Series - 2018 5 (Class A13) JP Morgan Mortgage Trust	3.063	10/26/48	49,199
		Series - 2017 5 (Class A2)

TIAA-CREF LIFE FUNDS - Core Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 5,026	g,i	JP Morgan Mortgage Trust	4.000%	01/25/49	$5,056
3,486	g,i	Series - 2018 8 (Class A13) JP Morgan Mortgage Trust	4.000	02/25/49	3,511
4,641	g,i	Series - 2018 9 (Class A13) JP Morgan Mortgage Trust	4.000	05/25/49	4,662
16,553	g,i	Series - 2019 1 (Class A3) JP Morgan Mortgage Trust	4.000	05/25/49	16,625
23,782	g,i	Series - 2019 1 (Class A15) JP Morgan Mortgage Trust	4.681	09/25/49	23,688
30,419	g,i	Series - 2019 3 (Class B1) JP Morgan Mortgage Trust	1.052	10/25/49	30,545
100,893	g,i	Series - 2019 INV1 (Class A11) JP Morgan Mortgage Trust	3.871	06/25/50	104,409
164,334	g,i	Series - 2020 1 (Class B2) JP Morgan Mortgage Trust	2.500	10/25/51	162,890
78,836	g,i	Series - 2021 6 (Class A15) JP Morgan Mortgage Trust	2.500	11/25/51	77,897
108,827	g,i	Series - 2021 7 (Class A15) JP Morgan Mortgage Trust	2.500	12/25/51	108,210
168,414	g,i	Series - 2021 8 (Class A15) JP Morgan Mortgage Trust	2.500	01/25/52	166,933
124,527	g,i	Series - 2021 11 (Class A15) JP Morgan Mortgage Trust	3.364	04/25/52	130,851
74,716	g,i	Series - 2021 INV6 (Class B1) JP Morgan Mortgage Trust	3.364	04/25/52	77,595
248,000	g,i	Series - 2021 INV6 (Class B2) JP Morgan Mortgage Trust	2.500	06/25/52	245,191
500,000	i	Series - 2021 15 (Class A15) JPMBB Commercial Mortgage Securities Trust	3.917	05/15/48	526,594
400,000	i	Series - 2015 C29 (Class AS) JPMBB Commercial Mortgage Securities Trust	4.118	05/15/48	407,853
500,000		Series - 2015 C29 (Class B) JPMBB Commercial Mortgage Securities Trust	4.106	08/15/48	532,834
450,000	i	Series - 2015 C31 (Class AS) JPMBB Commercial Mortgage Securities Trust	4.621	08/15/48	479,766
115,000	i	Series - 2015 C31 (Class B) JPMDB Commercial Mortgage Securities Trust	3.858	03/15/50	122,261
500,000	g,i	Series - 2017 C5 (Class AS) Manhattan West	2.335	09/10/39	497,773
61,210	i	Series - 2020 1MW (Class B) Merrill Lynch Mortgage Investors Trust	2.278	01/25/37	59,799
328,128	i	Series - 2006 WMC1 (Class A1B) Morgan Stanley Bank of America Merrill Lynch Trust	4.384	02/15/47	344,443
20,064	i	Series - 2014 C14 (Class AS) Morgan Stanley Capital I Trust	0.927	08/25/34	19,885
142,654	g,i	Series - 2004 HE6 (Class M1) Morgan Stanley Residential Mortgage Loan Trust	2.500	08/25/51	141,400
156,991	g,i	Series - 2021 5 (Class A9) Morgan Stanley Residential Mortgage Loan Trust	2.500	09/25/51	158,133
120,449	g,i	Series - 2021 6 (Class A4) Morgan Stanley Residential Mortgage Loan Trust	2.500	09/25/51	119,391
500,000	g,i	Series - 2021 6 (Class A9) Natixis Commercial Mortgage Securities Trust	1.610	07/15/36	500,000
34,373	g,i	Series - 2019 MILE (Class A) New Residential Mortgage Loan Trust	3.750	05/28/52	35,572
100,000	g,i	Series - 2015 1A (Class A3) New Residential Mortgage Loan Trust	2.986	09/25/59	99,836
100,000	g,i	Series - 2019 NQM4 (Class M1) NLT Trust	2.569	08/25/56	98,000
234,560	g,i	Series - 2021 INV2 (Class M1) OBX Trust	2.500	07/25/51	231,654
21,202	g,i	Series - 2021 J2 (Class A19) OBX Trust	0.752	06/25/57	21,217
		Series - 2018 1 (Class A2)

TIAA-CREF LIFE FUNDS - Core Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 96,813	g,i	Oceanview Mortgage Trust	2.500%	05/25/51	$95,933
13,238	g,i	Series - 2021 1 (Class A19) Sequoia Mortgage Trust	3.500	05/25/45	13,337
4,433	g,i	Series - 2015 2 (Class A1) Sequoia Mortgage Trust	3.500	11/25/46	4,429
21,870	g,i	Series - 2016 3 (Class A10) Sequoia Mortgage Trust	3.500	02/25/47	21,991
17,621	g,i	Series - 2017 2 (Class A19) Sequoia Mortgage Trust	3.500	02/25/48	17,777
47,095	g,i	Series - 2018 2 (Class A1) Sequoia Mortgage Trust	3.500	03/25/48	47,418
5,824	g,i	Series - 2018 3 (Class A1) Sequoia Mortgage Trust	4.000	11/25/48	5,858
22,041	g,i	Series - 2018 8 (Class A19) Sequoia Mortgage Trust	4.000	06/25/49	22,229
11,020	g,i	Series - 2019 2 (Class A1) Sequoia Mortgage Trust	4.000	06/25/49	11,109
187,255	g,i	Series - 2019 2 (Class A19) Sequoia Mortgage Trust	3.500	11/25/49	186,533
87,091	g,i	Series - 2019 4 (Class A1) Sequoia Mortgage Trust	3.500	12/25/49	88,490
48,989	g,i	Series - 2019 5 (Class A1) Sequoia Mortgage Trust	3.500	12/25/49	49,652
55,205	g,i	Series - 2019 5 (Class A19) Sequoia Mortgage Trust	3.500	03/25/50	55,839
58,526	g,i	Series - 2020 2 (Class A1) Sequoia Mortgage Trust	3.000	04/25/50	59,197
96,701	g,i	Series - 2020 3 (Class A19) Sequoia Mortgage Trust	2.500	06/25/51	95,730
18,251	g,i	Series - 2021 4 (Class A19) Shellpoint Co-Originator Trust	3.500	04/25/47	18,271
770,000	g	Series - 2017 1 (Class A19) SLG Office Trust	2.851	07/15/41	729,393
57,249	i	Series - 2021 OVA (Class E) Structured Agency Credit Risk Debt Note (STACR)	2.472	08/25/30	57,896
265,000	g,i	Series - 2018 HQA1 (Class M2) STACR	2.150	10/25/33	269,732
2,017	g,i	Series - 2021 DNA3 (Class M2) STACR	3.730	02/25/48	2,013
5,007	g,i	Series - 2018 SPI1 (Class M2) STACR	3.808	05/25/48	5,000
50,000	g,i	Series - 2018 SPI2 (Class M2) STACR	2.603	02/25/50	50,093
675,000	g,i	Series - 2020 DNA2 (Class B1) UBS - Barclays Commercial Mortgage Trust	3.875	04/10/46	678,710
100,000	g,i	Series - 2013 C6 (Class B) Verus Securitization Trust	3.139	07/25/59	100,300
100,000	g,i	Series - 2019 3 (Class M1) Verus Securitization Trust	3.207	11/25/59	101,033
53,851	g	Series - 2019 4 (Class M1) Verus Securitization Trust	1.733	05/25/65	53,671
147,755	g,i	Series - 2020 5 (Class A3) Verus Securitization Trust	2.240	10/25/66	147,392
295,000	g	Series - 2021 7 (Class A3) Wells Fargo Commercial Mortgage Trust	3.153	09/15/57	285,549
4,428	g,i	Series - 2015 NXS3 (Class D) Wells Fargo Mortgage Backed Securities Trust	4.000	04/25/49	4,420
19,998	g,i	Series - 2019 2 (Class A17) Wells Fargo Mortgage Backed Securities Trust	3.500	09/25/49	20,244
221,978	g,i	Series - 2019 4 (Class A1) Wells Fargo Mortgage Backed Securities Trust	2.500	06/25/51	219,894
98,004	g,i	Series - 2021 2 (Class A17) Wells Fargo Mortgage Backed Securities Trust	3.000	08/25/51	99,228
		Series - 2021 INV1 (Class A17)

TIAA-CREF LIFE FUNDS - Core Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 99,678	g,i	Wells Fargo Mortgage Backed Securities Trust	3.335%	08/25/51	$103,770
		Series - 2021 INV1 (Class B1)
40,000		WFRBS Commercial Mortgage Trust	3.345	05/15/45	40,854
		Series - 2013 C13 (Class AS)

		TOTAL OTHER MORTGAGE BACKED			23,794,031

		TOTAL STRUCTURED ASSETS			44,419,971

		(Cost $44,408,794)
		TOTAL BONDS			217,322,219

		(Cost $212,839,558)

SHARES		COMPANY

PREFERRED STOCKS - 0.1%

BANKS - 0.1%
3,600	e	Bank of America Corp			92,088
5,517	*	Federal Home Loan Mortgage Corp			15,834
17,265	*	Federal National Mortgage Association			53,867
4,000		JPMorgan Chase & Co			104,440

		TOTAL BANKS			266,229

		TOTAL PREFERRED STOCKS			266,229

		(Cost $759,550)

PRINCIPAL		ISSUER

SHORT-TERM INVESTMENTS - 17.6%

GOVERNMENT AGENCY DEBT - 8.6%
$ 10,000,000		Federal Home Loan Bank (FHLB)	0.000	01/21/22	9,999,950
6,005,000		Tennessee Valley Authority (TVA)	0.000	01/05/22	6,004,996
3,719,000		TVA	0.000	01/12/22	3,718,991

		TOTAL GOVERNMENT AGENCY DEBT			19,723,937

REPURCHASE AGREEMENT - 8.4%
19,325,000	r	Fixed Income Clearing Corp (FICC)	0.010	01/03/22	19,325,000

		TOTAL REPURCHASE AGREEMENT			19,325,000

TREASURY DEBT - 0.1%
EGP 3,200,000		Egypt Treasury Bill	0.000	02/22/22	200,814

		TOTAL TREASURY DEBT			200,814

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.5%
1,169,559	c	State Street Navigator Securities Lending Government Money Market Portfolio	0.030		1,169,559

		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			1,169,559

		TOTAL SHORT-TERM INVESTMENTS			40,419,310

		(Cost $40,418,936)
		TOTAL INVESTMENTS - 113.8%			261,647,907
		(Cost $257,684,186)
		OTHER ASSETS & LIABILITIES, NET - (13.8)%			(31,634,366)

		NET ASSETS - 100.0%			$230,013,541

EGP	Egyptian Pound
EUR	Euro
LIBOR	London Interbank Offered Rate
M	Month
REIT	Real Estate Investment Trust

TIAA-CREF LIFE FUNDS - Core Bond Fund

*	Non-income producing
†	Security is categorized as Level 3 in the fair value hierarchy.
‡	Perpetual security
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $1,139,539.
g

Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 12/31/21, the aggregate value of these securities is $60,581,739 or 26.3% of net assets.

h	All or a portion of these securities were purchased on a delayed delivery basis.
i	Floating or variable rate security includes the reference rate and spread, unless the variable rate is based on the underlying asset of the security. Coupon rate reflects the rate at period end.
k	Principal amount for interest accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
r

Agreement with Fixed Income Clearing Corp (FICC), 0.010% dated 12/31/21 to be repurchased at $19,325,000 on 1/3/22, collateralized by Government Agency Securities, with coupon rate 1.875% and maturity date 2/15/41, valued at $19,711,546.

Principal denominated in U.S. Dollars, unless otherwise noted.

Forward foreign currency contracts outstanding as of December 31, 2021 were as follows:

Currency to be purchased	Receive	Currency to be sold	Deliver	Counterparty	Settlement date	Unrealized appreciation (depreciation)
	$121,193	EUR	106,964	Toronto Dominion Bank	03/15/22	$(691)

EUR	Euro

TIAA-CREF LIFE FUNDS - Money Market Fund

TIAA-CREF LIFE FUNDS
MONEY MARKET FUND
SCHEDULE OF INVESTMENTS
December 31, 2021

PRINCIPAL	ISSUER	RATE	MATURITY DATE	VALUE

SHORT-TERM INVESTMENTS - 103.8%

GOVERNMENT AGENCY DEBT - 62.9%
$ 420,000	Federal Agricultural Mortgage Corp (FAMC)	0.000%	02/02/22	$419,981
150,000	FAMC	0.000	02/14/22	149,990
1,716,000	FAMC	0.000	02/16/22	1,715,910
150,000	FAMC	0.000	02/24/22	149,988
600,000	FAMC	0.000	02/28/22	599,947
200,000	FAMC	0.000	03/01/22	199,982
980,000	Federal Farm Credit Bank (FFCB)	0.000	01/10/22	979,988
900,000	FFCB	0.000	01/18/22	899,979
125,000	FFCB	0.530	01/18/22	125,028
110,000	FFCB	1.600	01/21/22	110,092
100,000	FFCB	1.550	01/28/22	100,110
100,000	FFCB	0.000	01/31/22	99,996
200,000	FFCB	0.000	02/03/22	199,991
752,000	FFCB	0.000	02/11/22	751,957
1,000,000	FFCB	0.000	02/17/22	999,935
100,000	FFCB	0.150	02/24/22	100,013
275,000	FFCB	2.280	03/28/22	276,431
100,000	FFCB	0.250	04/06/22	100,046
325,000	FFCB	0.375	04/08/22	325,259
250,000	FFCB	0.000	05/20/22	249,932
200,000	FFCB	0.000	05/25/22	199,944
100,000	Federal Home Loan Bank (FHLB)	0.000	01/05/22	99,999
4,208,000	FHLB	0.000	01/07/22	4,207,967
750,000	FHLB	0.040	01/07/22	749,999
1,457,000	FHLB	0.000	01/10/22	1,456,985
400,000	FHLB	0.000	01/12/22	399,994
2,289,000	FHLB	0.000	01/13/22	2,288,968
750,000	FHLB	0.045	01/13/22	749,998
2,444,000	FHLB	0.000	01/14/22	2,443,957
1,488,000	FHLB	0.000	01/19/22	1,487,967
2,553,000	FHLB	0.000	01/21/22	2,552,933
1,650,000	FHLB	0.000	01/26/22	1,649,947
600,000	FHLB	0.000	01/28/22	599,978
1,050,000	FHLB	0.040	01/28/22	1,049,990
2,450,000	FHLB	0.035	02/01/22	2,449,965
2,809,000	FHLB	0.000	02/02/22	2,808,879
400,000	FHLB	0.000	02/03/22	399,982
600,000	FHLB	0.000	02/04/22	599,972
250,000	FHLB	0.050	02/07/22	250,000
3,121,000	FHLB	0.000	02/09/22	3,120,832
1,000,000	FHLB	0.050	02/10/22	999,993
1,300,000	FHLB	0.000	02/11/22	1,299,931
100,000	FHLB	0.000	02/15/22	99,993
163,000	FHLB	0.000	02/17/22	162,989
3,951,000	FHLB	0.000	02/23/22	3,950,708
500,000	FHLB	0.050	02/23/22	499,996

TIAA-CREF LIFE FUNDS - Money Market Fund

PRINCIPAL		ISSUER	REFERENCE RATE & SPREAD	RATE	MATURITY DATE	VALUE

$ 100,000		FHLB		0.000%	02/28/22	$99,992
600,000		FHLB		0.000	03/01/22	599,949
500,000		FHLB		0.050	03/01/22	499,999
100,000		FHLB		2.500	03/11/22	100,467
800,000		FHLB		0.000	03/16/22	799,918
1,000,000		FHLB		0.045	03/17/22	999,982
2,482,000		FHLB		0.000	03/23/22	2,481,665
100,000		FHLB		0.000	03/25/22	99,987
2,531,000		FHLB		0.000	04/01/22	2,530,665
700,000		FHLB		0.080	04/28/22	699,978
400,000		FHLB		2.125	06/10/22	403,559
3,419,000		Federal Home Loan Mortgage Corp (FHLMC)		2.375	01/13/22	3,421,589
100,000		FHLMC		0.250	06/08/22	100,060
1,042,000		Federal National Mortgage Association (FNMA)		2.000	01/05/22	1,042,220
834,000		FNMA		2.625	01/11/22	834,584
250,000		FNMA		0.000	01/19/22	249,995
450,000		FNMA		0.000	03/16/22	449,954
377,000		FNMA		1.875	04/05/22	378,750
25,000		FNMA		2.250	04/12/22	25,151

		TOTAL GOVERNMENT AGENCY DEBT				60,954,885

TREASURY DEBT - 16.4%
1,000,000		United States Cash Management Bill		0.000	03/08/22	999,903
1,000,000		United States Cash Management Bill		0.000	03/29/22	999,839
850,000		United States Cash Management Bill		0.000	04/05/22	849,839
750,000		United States Cash Management Bill		0.000	04/12/22	749,816
351,000		United States Cash Management Bill		0.000	04/19/22	350,934
168,000		United States Cash Management Bill		0.000	04/26/22	167,959
518,000		United States Treasury Bill		0.000	01/06/22	517,996
900,000		United States Treasury Bill		0.000	02/17/22	899,941
600,000		United States Treasury Bill		0.000	03/03/22	599,934
1,382,000		United States Treasury Bill		0.000	03/10/22	1,381,861
2,300,000		United States Treasury Bill		0.000	03/24/22	2,299,645
76,000		United States Treasury Note		2.500	01/15/22	76,070
800,000		United States Treasury Note		1.375	01/31/22	800,862
278,000		United States Treasury Note		1.875	01/31/22	278,413
181,000		United States Treasury Note		2.000	02/15/22	181,421
2,000,000		United States Treasury Note		1.750	02/28/22	2,005,429
700,000		United States Treasury Note		1.875	02/28/22	702,043
200,000		United States Treasury Note		1.750	03/31/22	200,819
1,318,000		United States Treasury Note		1.875	03/31/22	1,323,831
300,000		United States Treasury Note		2.250	04/15/22	301,857
214,000		United States Treasury Note		0.125	04/30/22	214,021

		TOTAL TREASURY DEBT				15,902,433

VARIABLE RATE SECURITIES - 24.5%
350,000	i	Federal Agricultural Mortgage Corp (FAMC)	SOFR + 0.020%	0.070	10/24/22	350,000
1,000,000	i	Federal Farm Credit Bank (FFCB)	SOFR + 0.070%	0.120	02/17/22	1,000,000
1,300,000	i	FFCB	SOFR + 0.040%	0.090	06/01/22	1,300,015
1,800,000	i	FFCB	SOFR + 0.005%	0.055	07/12/22	1,799,966
1,000,000	i	FFCB	SOFR + 0.190%	0.240	07/14/22	1,000,000
250,000	i	FFCB	SOFR + 0.050%	0.100	08/12/22	250,054
1,000,000	i	FFCB	SOFR + 0.045%	0.095	09/08/22	999,965

TIAA-CREF LIFE FUNDS - Money Market Fund

PRINCIPAL		ISSUER	REFERENCE RATE & SPREAD	RATE	MATURITY DATE	VALUE

$ 750,000	i	FFCB	SOFR + 0.005%	0.055%	10/05/22	$749,980
325,000	i	FFCB	SOFR + 0.060%	0.110	10/21/22	325,031
300,000	i	FFCB	SOFR + 0.310%	0.360	11/07/22	300,696
600,000	i	FFCB	SOFR + 0.010%	0.060	11/16/22	599,995
600,000	i	FFCB	SOFR + 0.008%	0.058	11/22/22	599,986
600,000	i	FFCB	SOFR + 0.025%	0.075	12/06/22	600,000
304,000	i	FFCB	SOFR + 0.060%	0.110	12/28/22	304,131
599,000	i	FFCB	SOFR + 0.060%	0.110	01/13/23	599,175
53,000	i	FFCB	SOFR + 0.040%	0.090	03/10/23	53,013
500,000	i	FFCB	SOFR + 0.035%	0.085	05/04/23	500,000
500,000	i	FFCB	SOFR + 0.035%	0.085	05/12/23	500,000
1,275,000	i	FFCB	SOFR + 0.018%	0.068	07/13/23	1,274,815
325,000	i	FFCB	SOFR + 0.050%	0.100	09/15/23	325,000
150,000	i	FFCB	SOFR + 0.025%	0.075	09/27/23	150,000
150,000	i	FFCB	SOFR + 0.025%	0.075	10/27/23	150,000
1,000,000	i	Federal Home Loan Bank (FHLB)	SOFR + 0.080%	0.130	02/22/22	1,000,000
100,000	i	FHLB	SOFR + 0.015%	0.065	04/11/22	100,000
1,000,000	i	FHLB	SOFR + 0.055%	0.105	05/13/22	1,000,000
500,000	i	FHLB	SOFR + 0.090%	0.140	05/26/22	500,000
600,000	i	FHLB	SOFR + 0.010%	0.060	06/23/22	600,000
675,000	i	FHLB	SOFR + 0.045%	0.095	07/29/22	675,000
650,000	i	FHLB	SOFR + 0.010%	0.060	08/10/22	650,000
20,000	i	FHLB	SOFR + 0.090%	0.140	09/08/22	20,010
750,000	i	FHLB	SOFR + 0.010%	0.060	09/09/22	750,000
1,000,000	i	FHLB	SOFR + 0.085%	0.135	10/05/22	1,000,000
650,000	i	FHLB	SOFR + 0.060%	0.110	12/08/22	650,000
250,000	i	FHLB	SOFR + 0.035%	0.085	05/19/23	250,000
500,000	i	FHLB	SOFR + 0.030%	0.080	08/11/23	500,000
10,000	i	Federal Home Loan Mortgage Corp (FHLMC)	SOFR + 0.130%	0.180	08/05/22	10,007
1,000,000	i	FHLMC	SOFR + 0.095%	0.145	08/19/22	1,000,000
100,000	i	Federal National Mortgage Association (FNMA)	SOFR + 0.110%	0.160	03/04/22	100,018
400,000	i	FNMA	SOFR + 0.190%	0.240	05/27/22	400,293
100,000	i	FNMA	SOFR + 0.180%	0.230	07/08/22	100,089
250,000	i	FNMA	SOFR + 0.120%	0.170	07/29/22	250,156
500,000	i	United States Treasury Note	US Treasury Bill 3 M + 0.034%	0.119	04/30/23	500,013

		TOTAL VARIABLE RATE SECURITIES				23,787,408

		TOTAL SHORT-TERM INVESTMENTS				100,644,726

		(Cost $100,644,726)
		TOTAL INVESTMENTS- 103.8%				100,644,726
		(Cost $100,644,726)
		OTHER ASSETS & LIABILITIES, NET - (3.8)%				(3,715,074)

		NET ASSETS - 100.0%				$96,929,652

M	Month
SOFR	Secure Overnight Financing Rate

i	Floating or variable rate security includes the reference rate and spread, unless the variable rate is based onthe underlying asset of the security. Coupon rate reflects the rate at period end.

TIAA-CREF LIFE FUNDS - Balanced Fund

TIAA-CREF LIFE FUNDS

BALANCED FUND

SCHEDULE OF INVESTMENTS

December 31, 2021

SHARES	SECURITY	VALUE

TIAA-CREF LIFE FUNDS - 99.9%[a]

FIXED INCOME - 49.4%
3,795,500	TIAA-CREF Life Core Bond Fund	$40,080,480

	TOTAL FIXED INCOME	40,080,480

INTERNATIONAL EQUITY - 10.2%
814,949	TIAA-CREF Life International Equity Fund	8,239,139

	TOTAL INTERNATIONAL EQUITY	8,239,139

U.S. EQUITY - 40.3%
372,746	TIAA-CREF Life Growth Equity Fund	7,782,926
313,059	TIAA-CREF Life Growth & Income Fund	8,158,329
363,292	TIAA-CREF Life Large-Cap Value Fund	6,909,823
83,263	TIAA-CREF Life Real Estate Securities Fund	1,660,266
93,914	TIAA-CREF Life Small-Cap Equity Fund	1,645,379
159,220	TIAA-CREF Life Stock Index Fund	6,531,219

	TOTAL U.S. EQUITY	32,687,942

	TOTAL TIAA-CREF LIFE FUNDS	81,007,561

	(Cost $63,768,989)
	TOTAL INVESTMENTS - 99.9%	81,007,561
	(Cost $63,768,989)
	OTHER ASSETS & LIABILITIES, NET - 0.1%	67,643

	NET ASSETS - 100.0%	$81,075,204

a	The Fund invests its assets in the affiliated TIAA-CREF Life Funds.

Principal denominated in U.S. Dollars, unless otherwise noted.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of TIAA-CREF Life Funds and Shareholders of Growth Equity Fund, Growth & Income Fund, Large-Cap Value Fund, Real Estate Securities Fund, Small-Cap Equity Fund, Social Choice Equity Fund, Stock Index Fund, International Equity Fund, Core Bond Fund, Money Market Fund and Balanced Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of Growth Equity Fund, Growth & Income Fund, Large-Cap Value Fund, Real Estate Securities Fund, Small-Cap Equity Fund, Social Choice Equity Fund, Stock Index Fund, International Equity Fund, Core Bond Fund, and Money Market Fund, and portfolio of investments, of Balanced Fund, (constituting TIAA-CREF Life Funds, hereafter collectively referred to as the “Funds”) as of December 31, 2021, the related statements of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (included in Item 1 of this Form N-CSR) and the schedules of investments (included in Item 6 of this Form N-CSR) as of December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2021 and each of the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

February 23, 2022

We have served as the auditor of one or more investment companies in TIAA-CREF Funds’ investment company group since 2005.

A10942-A (2/22)

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) An evaluation was performed within 90 days of the filing date of the report under the supervision of the Registrant’s management, including the principal executive officer and principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on that evaluation, the Registrant’s management, including the principal executive officer and principal financial officer, concluded that the Registrant’s disclosure controls and procedures were effective for this annual reporting period.

(b) There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s annual period covered by this report that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13. Exhibits.

13(a)(1) Copy of current SOX code of conduct for Senior Financial Officers

13(a)(2)(i) Section 302 certification of the principal executive officer

13(a)(2)(ii) Section 302 certification of the principal financial officer

13(b) Section 906 certification of principal executive officer and principal financial officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TIAA-CREF LIFE FUNDS

Dated: February 23, 2022	By: /s/ Bradley Finkle
Bradley Finkle
Principal Executive Officer and President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Dated: February 23, 2022	By: /s/ Bradley Finkle
Bradley Finkle
Principal Executive Officer and President
(principal executive officer)

Dated: February 23, 2022	By: /s/ E. Scott Wickerham
E. Scott Wickerham
Principal Financial Officer, Principal Accounting Officer and Treasurer
(principal financial officer)